[logo] LOOMIS SAYLES FUNDS

       Loomis Sayles Bond Fund
       Loomis Sayles Global Bond Fund
       Loomis Sayles Investment Grade Bond Fund
       Loomis Sayles U.S. Government Securities Fund

[logo] LOOMIS SAYLES INVESTMENT TRUST

       Loomis Sayles Benchmark Core Bond Fund
       (Formerly, Loomis Sayles Core Fixed Income Fund) Loomis Sayles Core Plus Fixed Income Fund
       Loomis Sayles Fixed Income Fund
       Loomis Sayles Institutional High Income Fund
       (Formerly, Loomis Sayles High Yield Fixed Income Fund) Loomis Sayles Intermediate Duration Fixed Income Fund Loomis Sayles Investment Grade Fixed Income Fund






       ANNUAL REPORT
       SEPTEMBER 30, 2002




                                                                    FIXED INCOME

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS AND LOOMIS SAYLES INVESTMENT TRUST

The Loomis Sayles Funds and Loomis Sayles Investment Trust are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds and the Loomis Sayles Benchmark Core Bond Fund, a series of the Loomis Sayles Investment Trust, generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants. The Loomis Sayles Investment Trust series generally have higher investment minimums and a pricing structure that may make them an appropriate investment for small institutions, including endowments and foundations and high net worth individuals. Both Loomis Sayles Funds and Loomis Sayles Investment Trust offer a range of equity and fixed income investments to fit the goals of the most demanding investor.

PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:
To request any of the following, press the number
1 Speak to a customer service representative regarding an existing account for the Loomis Sayles Investment Trust
2 Automated account balances, last transaction, and distribution information 3 Speak to a customer service representative regarding an existing account for the Loomis Sayles Funds
4 Net asset values and yields
5 Speak to a marketing representative

LOOMIS SAYLES FUNDS                         LOOMIS SAYLES INVESTMENT TRUST
PHONE 800-626-9390 FOR INFORMATION          PHONE 888-226-9699 FOR INFORMATION
ABOUT:                                      ABOUT:
.. Establishing an account                   . Establishing an account
.. Account procedures and status             . Account procedures and status
.. Exchanges                                 . Exchanges
.. Shareholder services                      . Shareholder services

TABLE OF CONTENTS
Letter from the President                                                      1
Economic and Market Overview                                                   2
Average Annual Total Returns vs. Lipper Category Average
and Lipper Category Index                                                      4

LOOMIS SAYLES FUNDS
Fund and Manager Reviews                                                       5
Portfolio of Investments                                                      10
Statements of Assets and Liabilities                                          34
Statements of Operations                                                      35
Statements of Changes in Net Assets                                           36
Financial Highlights                                                          38

LOOMIS SAYLES INVESTMENT TRUST
Fund and Manager Reviews                                                      42
Portfolio of Investments                                                      49
Statements of Assets and Liabilities                                          88
Statements of Operations                                                      90
Statements of Changes in Net Assets                                           92
Financial Highlights                                                          96
Notes to Financial Statements                                                100
Report of Independent Accountants                                            110

As always, we are interested in your comments and answering any questions. For more complete information about any of the Loomis Sayles Funds or the Loomis Sayles Investment Trust, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LETTER FROM THE PRESIDENT


[PHOTO]
ROBERT J. BLANDING
President

Dear Shareholders,


The financial markets for the past year can be summed up in a single word--volatile. From day-to-day, sometimes minute-to-minute, investor confidence shifted between pessimism and optimism. More often than not, conflicting economic reports, corporate earnings, accounting scandals, terrorism threats and geopolitical events fueled the uncertainty. The fallout kept even the most experienced investors on edge.

Still, we are confident in our ability to navigate these current challenges and those that may lie ahead by adhering to disciplined principles and strategies that have been successful over time. Our commitment to exhaustive, in-house research remains the cornerstone of the Loomis Sayles investment philosophy. Our experienced portfolio management teams seek to identify securities with the potential to reward investors over time. This singular focus guides us through the financial markets' ups and downs.

History has proven the resiliency of worldwide financial markets and there are no signs that it will be different this time around. In fact, the implications for investors may be no greater now than in previous periods of instability. The challenge is to not succumb and react to short-term market gyrations and, in turn, lose sight of your long-term financial goals.

To that end, diversification remains one of the most important tools in mitigating the impact of market volatility. Different asset classes and investment styles offer varying degrees of risk and reward and often respond differently to changing market and economic factors.

We encourage you to stay committed to your investment plan with an eye towards performance generated over a long-term time horizon. Patience is a key ingredient in almost any worthwhile endeavor and investing is no different.

As always, we appreciate the confidence and trust you place in the Loomis Sayles Funds and the Loomis Sayles Investment Trust to help meet your investment needs.

                                        Sincerely,

                                        /s/Robert J. Blanding

                                        Robert J. Blanding
                                        President
                                        Loomis Sayles Funds
                                        Loomis Sayles Investment Trust

                                          LOOMIS SAYLES FIXED INCOME FUNDS     1

ECONOMIC AND MARKET OVERVIEW

Annual Report for the Year Ended September 30, 2002

Economic Review

Despite what seems to be a global economic malaise, the economies of the world have shown gradual movement upward. In the United States, consumer spending has been good, with particular support coming from mortgage-refinancing activity. Business spending, though, remained cautious due to excess capacity in many areas, fear of war with Iraq, and strong currency and market volatility. Nevertheless, productivity continued to increase throughout the economic recession, and in the first two quarters of calendar year 2002, non-farm productivity increased by 4.8 percent.

We seem to be in one of those periods where the economy will fluctuate up and down at a moderate rate due to the periodic buildups and rundowns of inventory. This may go on until capital spending kicks in, which doesn't look likely for a couple of years. Still, we feel that the U.S. economy appears to be in better shape than at any time since mid-2001.

Worldwide, it appears that a moderate economic recovery is going on, and we believe that this recovery should pick up a bit next year, as employment improves slightly in North America and Europe and capital and consumer spending continue to forge ahead in Asia. Most central banks remain supportive of a recovery, pumping liquidity into their economies and markets as needed. Overall, we believe world economic growth is strong enough to support employment, but not strong enough to put any strain on the capital markets.

Stock Market Review

The U.S. stock market continued to challenge investors during the 12-month period ended September 30, 2002, posting a total return of -20.49 percent, as measured by the Standard & Poor's ("S&P") 500 Index. The year-to-date return for the S&P 500 Index was -28.16 percent as of September 30, 2002, putting stocks on track for their third-consecutive calendar year of negative performance--a record the market hasn't generated since 1941.

On the bright side, we remain confident that the market continues to offer good opportunities for long-term investors. In the late 1990s, many stocks soared to unsustainable price and valuation levels. But due to the significant sell off of the last few years, we feel that valuation levels among most stocks now appear reasonable. Moreover, we believe that attractive valuations combined with an improving economy should help stocks get back on a positive track.

We believe that corporate profits in the United States have improved, despite the headlines. It is our belief that with cost cutting and some revenue growth, operating earnings have actually edged up. For the time being, depreciation charges and write-offs are holding back reported earnings. But we feel that these charges should decline substantially over the next year or so, allowing reported earnings to catch up with the growth in operating earnings and show above-average growth as the economy moves forward.

Throughout the current bear market, value stocks maintained a comfortable performance edge over their growth-stock counterparts. But that changed in the final three months of the fiscal year, when a strong market retrenchment in the third quarter of calendar 2002 closed the gap between the growth and value styles. Looking ahead, we do not anticipate another extreme move for either style any time soon. In fact, we believe that both styles have good long-term potential, and that sound stock selection within the growth and value universes will be the key to uncovering potential and capturing performance.

For the near term, we believe the market will remain range-bound until the economy reaccelerates, probably some time in 2003. Of course, capital spending must rebound before the economy can take the next step forward. Market, economic and political uncertainty are fostering a cautious approach among businesses. But as this uncertainty dissolves, we look for businesses to resume spending. In the meantime, the Federal Reserve is accommodative and vigilant, and consumers remain confident enough to continue spending. These positive influences eventually should have a positive impact on future economic growth and investor sentiment.

International stock markets have proven to be equally challenging for investors, causing some market pundits to question the importance of international diversification. Although it's clear that companies and financial markets are becoming more global, during times of crisis the performance correlations among global markets are closer than during periods of stability. Despite the recent close relationship between U.S. stock market performance and international stock market performance, we believe the diversification benefits remain significant, because the markets eventually will revert back to their "normal" correlations.

In particular, we remain optimistic toward Europe and Asia, where many countries are experiencing a political shift to a more business-friendly environment. In addition, European markets are trading at more attractive valuation levels than other international markets.

Bond Market Review

Risk aversion increased sharply as the fiscal year progressed, and this phenomenon was most notable in stock price weakness. But risk aversion also dragged down prices for corporate bonds and emerging market debt, and it even caused spreads to widen for U.S. agency paper. (Wider spreads refer to greater yield differences between Treasuries and non-Treasury securities of comparable maturity. When spreads widen, prices on the non-Treasury securities decline; when spreads tighten, prices on the non-Treasury securities increase.)

But the flip side of risk aversion is a flight-to-quality, and Treasury and AAA-rated securities (the highest quality rating) benefited nicely throughout the fiscal year.

The outlook for bond-market financing is mixed. We believe that the government sectors in the United States and Europe are going to require significant funds over the next few years, and we believe that it is likely that the federal deficits will continue to grow for a number of years. On the other hand, corporate-sector financing probably will decline considerably due to lower capital spending, a tight reign on inventories and receivables, and the wrap-up of debt maturity extension. Because the consumer sector is growing, it is reasonable to assume that consumer debt will continue to grow, although at a lower rate than it was during the last few years. We believe that the net effect is that the future financing calendar will not be growing very much, as the government sector replaces the corporate sector as the major borrower.

Looking ahead, based on the current market, we believe it's prudent to de-emphasize Treasuries and other high-quality areas, primarily because these sectors now appear overvalued, and because government demands for funds likely will be increasing. At the same time, we believe it's an appropriate time to emphasize corporate securities, due to their wide spreads, an end to the deteriorating credit fundamentals trend, and the likely lighter corporate-financing calendar. Also, strong stock market declines have prompted many investors to sell bonds to buy stocks. Once this tendency ends, we expect reinvestment demand to cause some tightening of corporate spreads.

The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

                                          LOOMIS SAYLES FIXED INCOME FUNDS     3

INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY INDEX/(1)/ FOR THE PERIODS ENDED SEPTEMBER 30, 2002


                                                                                                      Since            Since
                                                     1 Year   3 Years   5 Years   10 Years   Registration/(2)(4)/  Inception/(3)(4)/
------------------------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FUNDS
Loomis Sayles Bond Fund                                7.51%     4.80%     4.29%     9.05%            9.93%           9.93%
Lipper BBB Rated Funds Average                         4.88%     6.58%     5.21%     6.71%            7.79%           7.79%
Rank                                                  34/161    93/116    54/75      1/22             1/21            1/21
Percentile                                            21        80        72         5                5               5
Lipper BBB Rated Funds Index                           4.88%     6.52%     5.32      6.51             7.47%           7.47%

Loomis Sayles Global Bond Fund                        14.44%     5.40%     5.49%     7.42%            8.08%           8.08%
Lipper Global Income Funds Average                     6.28%     4.10%     3.38%     5.23%            5.34%           5.34%
Rank                                                   2/94     31/80     19/73      5/25             1/15            1/15
Percentile                                             2        39        26        20                7               7
Lipper Global Income Funds Index                       7.13%     4.58%     3.50%     5.46%            5.98%           5.98%

Loomis Sayles Investment Grade Bond Fund               7.22%     7.65%     6.18%     NA               7.58%           7.58%
Lipper BBB Rated Funds Average                         4.88%     6.58%     5.21%     NA               5.84%           5.84%
Rank                                                  42/161    39/116    29/75      NA               3/67            3/67
Percentile                                            26        34        39         NA               4               4
Lipper BBB Rated Funds Index                           4.88%     6.52%     5.32%     NA               5.94%           5.94%

Loomis Sayles U.S. Government Securities Fund         12.42%    11.44%     8.85%     8.44%            9.47%           9.47%
Lipper General U.S. Government Funds Average           8.21%     8.81%     7.07%     6.52%            7.29%           7.29%
Rank                                                   9/166     8/147     7/129     2/50             1/42            1/42
Percentile                                             5         5         5         4                2               2
Lipper General U.S. Government Funds Index             8.53%     9.02%     7.08%     6.32%            7.04%           7.04%


LOOMIS SAYLES INVESTMENT TRUST
Loomis Sayles Benchmark Core Bond Fund                 6.94%     8.16%     6.75%     NA               7.13%           7.01%
Lipper Intermediate Investment Grade Average           6.20%     7.91%     6.51%     NA               6.83%           6.95%
Rank                                                 137/358   117/260    84/188     NA              66/169           NA
Percentile                                             38        45        45        NA               39              NA
Lipper Intermediate Investment Grade Index             6.15%     8.19%     6.78      NA               7.10%           7.19%

Loomis Sayles Core Plus Fixed Income Fund             -0.15%     NA        NA        NA               2.21%           2.21%
Lipper Intermediate Investment Grade Average           6.20%     NA        NA        NA               8.55%           8.55%
Rank                                                 347/358     NA        NA        NA             333/344         333/344
Percentile                                             97        NA        NA        NA               97                97
Lipper Intermediate Investment Grade Index             6.15%     NA        NA        NA               8.53%           8.53%

Loomis Sayles Fixed Income Fund                        6.72%     4.74%     4.11%     NA               5.57%           8.84%
Lipper BBB Rated Funds Average                         4.88%     6.58%     5.21%     NA               5.86%           7.45%
Rank                                                  55/161    95/116    58/75      NA               47/70           NA
Percentile                                             34        82        77        NA               67              NA
Lipper BBB Rated Funds Index                           4.88%     6.52%     5.32%     NA               5.95%           7.31%

Loomis Sayles Institutional High Income Fund          -6.04%    -3.29%    -2.93%     NA              -0.40%           0.70%
Lipper High Yield Bond Funds Average                  -2.17%    -3.83%    -2.30%     NA              -0.60%           1.07%
Rank                                                 286/376   145/289   111/178     NA              74/147           NA
Percentile                                             76        50        62        NA               50              NA
Lipper High Yield Bond Funds Index                    -3.20%    -5.50%    -2.67      NA              -0.95%           0.86%

Loomis Sayles Intermediate Duration Fixed Income Fund  1.03%     6.87%     NA        NA               5.58%           5.58%
Lipper Intermediate Investment Grade Average           6.20%     7.91%     NA        NA               6.15%           6.15%
Rank                                                 342/358   209/260     NA        NA             161/201         161/201
Percentile                                             96        80        NA        NA               80                80
Lipper Intermediate Investment Grade Index             6.15%     8.19%     NA        NA               6.43%           6.43%

Loomis Sayles Investment Grade Fixed Income Fund      10.37%     9.04%     6.63%     NA               7.49%           9.80%
Lipper BBB Rated Funds Average                         4.88%     6.58%     5.21%     NA               5.86%           6.98%
Rank                                                   2/161     6/116     18/75     NA               9/70            NA
Percentile                                             1         5         24        NA               13              NA
Lipper BBB Rated Funds Index                           4.88%     6.52%     5.32%     NA               5.95%           7.06%


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower. (1) Lipper Category Average total return represents the average annual total return for all funds in each fund's corresponding investment category as determined by Lipper, Inc. The Lipper Category Index total return represents the average annual total return of 30 funds in each fund's corresponding investment category as determined by Lipper, Inc. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that fund's corresponding investment category. It is not possible to invest directly in an index. Source: Lipper, Inc. (2) Shares of the Loomis Sayles Funds registration dates are the same as their respective inception dates. Shares of the Loomis Sayles Investment Trust Funds (with the exception of the Loomis Sayles Core Plus Fixed Income and the Intermediate Duration Fixed Income Funds, which were registered for sale on 6/18/01 and 1/28/98, respectively) were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on such dates ("Registration"). (3) Actual Inception Dates:
Bond Fund: May 16, 1991; Global Bond Fund: May 10, 1991; Investment Grade Bond
Fund: December 31, 1996; U.S. Government Securities Fund: May 21, 1991; Benchmark Core Bond Fund: April 24, 1996; Core Plus Fixed Income Fund: June 18, 2001; Fixed Income Fund: January 17, 1995; Institutional High Income Fund: June 5, 1996; Intermediate Duration Fixed Income Fund: January 28, 1998; Investment Grade Fixed Income Fund: July 1, 1994. (4) Index performance and Lipper data is reported as of month end. For each Fund with an inception date other than at month end, Lipper index and average data is presented as of the month end closest to the Fund's inception date. Lipper ranking data is reported as of the month-end following the fund's inception date. Rankings are not available for periods prior to a Fund's registration date.

FUND AND MANAGER REVIEW

Loomis Sayles Bond Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional, Retail and Admin classes of the Fund returned 7.51%, 7.25% and 6.97%, respectively, compared to the 9.21% return for the Fund's benchmark, Lehman Brothers Government/Credit Index. The return for the Lipper BBB Rated Funds Average was 4.88% for the same period.

PORTFOLIO REVIEW | Investors poured money into bond mutual funds during the fiscal year, as several factors ignited a flight to quality in the financial markets. As yield spreads widened to levels not seen in a decade, corporate credits traded at discount prices. (Spreads refer to the difference in yield between non-Treasury securities and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase; when they widen, prices fall.)

We were able to participate in domestic and international market opportunities during the year, including attractive buying opportunities among corporate bonds. We also increased exposure to emerging markets by adding to Brazilian and South African sovereign debt positions, which generally performed well during the year. In the second half of the fiscal year, the U.S. dollar finally showed signs of weakness, and we aligned the portfolio to take advantage of this opportunity.

The Fund underperformed its benchmark index due to the portfolio's more aggressive nature. For example, the Fund contained high-yield securities, which were among the fiscal year's greatest laggards, while the index did not. In addition, the Fund only held approximately 3% of its assets in domestic government and agency securities, which were the leading performers during the year. Approximately 57% of the index was comprised of these high-quality sectors. Poor allocation decisions in the telecommunications, wireless, retail and airlines industries also negatively influenced the Fund's relative performance. But the Fund's currency allocations helped offset some of the poor performance from other areas. In particular, bonds denominated in the Australian dollar, Canadian dollar, euro, Norwegian krone and New Zealand dollar appreciated strongly during the fiscal year.

OUTLOOK | The overall direction of the economy remains uncertain, and the tensions with Iraq complicate the situation. Nevertheless, we believe the unusually wide gap in yields between corporate bonds and Treasuries should tighten, with corporate bonds likely to outperform as the economy strengthens. We plan to focus on cyclical securities, which we believe will respond favorably to a rebound in economic activity and business demand. Overall, we believe medium-grade corporate bonds should be the best-performing bonds throughout the next one to two years.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities, although up to 35% of assets may be in lower rated fixed income securities and up to 20% in preferred stock

Fund Inception Date | 5/16/91

Commencement of Operations of Class | Institutional: 5/16/91; Retail: 1/2/97;
Admin: 1/2/98

Expense Ratio | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%

Total Net Assets (all classes) | $1,240.5 million

[PHOTO]          [PHOTO]
Daniel Fuss      Kathleen Gaffney

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002


                                                                              Since
                                         1 Year     5 Years     10 Years   Inception/(a)/
------------------------------------------------------------------------------------
Loomis Sayles Bond Fund:
   Institutional                          7.51%       4.29%       9.05%       9.93%
   Retail/(b)/                            7.25        4.02        8.78        9.66
   Admin/(b)/                             6.97        3.69        8.20        9.07
Lipper BBB Rated Funds Index/(c)/         4.88        5.32        6.51        7.47
Lehman Brothers
Government/Credit Index/(c)/              9.21        7.93        7.44        8.23


CUMULATIVE PERFORMANCE/(d)/ Inception to September 30, 2002

                                    [CHART]


                                                    5/16/1991   06/30/91  07/31/91  08/31/91  09/30/91  10/31/91  11/30/91  12/31/91
Fund Name

Lipper BBB Rated Funds Index                           10,000      9,975    10,084    10,327    10,551    10,648    10,734    11,137
Loomis Sayles Bond Fund                                10,000      9,830    10,050    10,460    10,480    10,772    10,660    10,888
Lehman Brothers Government/Credit Index                10,000      9,989    10,114    10,348    10,564    10,658    10,764    11,127


                                                     01/31/92   02/29/92  03/31/92  04/30/92  05/31/92  06/30/92  07/31/92  08/31/92
Fund Name

Lipper BBB Rated Funds Index                           11,001     11,062    11,025    11,083    11,308    11,473    11,789    11,897
Loomis Sayles Bond Fund                                11,058     11,335    11,250    11,410    11,747    11,790    12,173    12,284
Lehman Brothers Government/Credit Index                10,962     11,021    10,960    11,026    11,240    11,404    11,696    11,801


                                                     09/30/92   10/31/92  11/30/92  12/31/92  01/31/93  02/28/93  03/31/93  04/30/93
Fund Name

Lipper BBB Rated Funds Index                           12,041     11,830    11,843    12,040    12,303    12,593    12,671    12,766
Loomis Sayles Bond Fund                                12,350     12,206    12,330    12,443    12,876    13,128    13,392    13,596
Lehman Brothers Government/Credit Index                11,962     11,779    11,770    11,971    12,231    12,485    12,528    12,624


                                                     05/31/93   06/30/93  07/31/93  08/31/93  09/30/93  10/31/93  11/30/93  12/31/93
Fund Name

Lipper BBB Rated Funds Index                           12,796     13,084    13,206    13,513    13,553    13,647    13,490    13,581
Loomis Sayles Bond Fund                                13,815     14,108    14,451    14,711    14,736    14,958    15,021    15,208
Lehman Brothers Government/Credit Index                12,617     12,904    12,986    13,284    13,331    13,385    13,234    13,292


                                                     01/31/94   02/28/94  03/31/94  04/30/94  05/31/94  06/30/94  07/31/94  08/31/94
Fund Name

Lipper BBB Rated Funds Index                           13,816     13,515    13,130    12,971    12,938    12,885    13,105    13,157
Loomis Sayles Bond Fund                                15,810     15,542    14,980    14,645    14,590    14,549    14,771    14,992
Lehman Brothers Government/Credit Index                13,492     13,198    12,875    12,769    12,745    12,715    12,969    12,975


                                                     09/30/94   10/31/94  11/30/94  12/31/94  01/31/95  02/28/95  03/31/95  04/30/95
Fund Name

Lipper BBB Rated Funds Index                           12,975     12,934    12,899    12,964    13,173    13,474    13,580    13,824
Loomis Sayles Bond Fund                                14,812     14,744    14,547    14,589    14,894    15,329    15,663    16,235
Lehman Brothers Government/Credit Index                12,778     12,764    12,741    12,825    13,072    13,375    13,464    13,652


                                                     05/31/95   06/30/95  07/31/95  08/31/95  09/30/95  10/31/95  11/30/95  12/31/95
Fund Name

Lipper BBB Rated Funds Index                           14,420     14,529    14,495    14,708    14,880    15,079    15,326    15,579
Loomis Sayles Bond Fund                                17,106     17,342    17,293    17,653    18,087    18,267    18,814    19,251
Lehman Brothers Government/Credit Index                14,224     14,338    14,283    14,465    14,612    14,827    15,071    15,293


                                                     01/31/96   02/29/96  03/31/96  04/30/96  05/31/96  06/30/96  07/31/96  08/31/96
Fund Name

Lipper BBB Rated Funds Index                           15,705     15,375    15,261    15,164    15,153    15,327    15,365    15,357
Loomis Sayles Bond Fund                                19,643     19,048    19,063    18,909    19,116    19,370    19,360    19,522
Lehman Brothers Government/Credit Index                15,388     15,062    14,935    14,833    14,808    15,006    15,041    15,004


                                                     09/30/96   10/31/96  11/30/96  12/31/96  01/31/97  02/28/97  03/31/97  04/30/97
Fund Name

Lipper BBB Rated Funds Index                           15,665     16,041    16,398    16,240    16,291    16,384    16,131    16,369
Loomis Sayles Bond Fund                                20,129     20,801    21,610    21,233    21,216    21,524    21,181    21,458
Lehman Brothers Government/Credit Index                15,270     15,627    15,915    15,737    15,756    15,789    15,601    15,830


                                                     05/31/97   06/30/97  07/31/97  08/31/97  09/30/97  10/31/97  11/30/97  12/31/97
Fund Name

Lipper BBB Rated Funds Index                           16,557     16,804    17,385    17,155    17,456    17,634    17,720    17,910
Loomis Sayles Bond Fund                                21,929     22,419    23,572    23,056    23,803    23,723    23,850    23,928
Lehman Brothers Government/Credit Index                15,977     16,169    16,664    16,477    16,736    17,004    17,093    17,273


                                                     01/31/98   02/28/98  03/31/98  04/30/98  05/31/98  06/30/98  07/31/98  08/31/98
Fund Name

Lipper BBB Rated Funds Index                           18,138     18,132    18,224    18,302    18,458    18,594    18,579    18,444
Loomis Sayles Bond Fund                                24,227     24,488    24,842    24,936    24,936    24,955    24,689    22,916
Lehman Brothers Government/Credit Index                17,516     17,481    17,534    17,623    17,812    17,993    18,008    18,359


                                                     09/30/98   10/31/98  11/30/98  12/31/98  01/31/99  02/28/99  03/31/99   4/30/99
Fund Name

Lipper BBB Rated Funds Index                           18,825     18,592    18,936    18,983    19,148    18,734    18,943    19,079
Loomis Sayles Bond Fund                                23,706     23,637    25,082    25,052    25,513    25,052    25,953    26,848
Lehman Brothers Government/Credit Index                18,884     18,751    18,863    18,909    19,043    18,591    18,683    18,729


                                                      5/31/99    6/30/99   7/31/99   8/31/99   9/30/99  10/31/99  11/30/99  12/31/99
Fund Name

Lipper BBB Rated Funds Index                           18,821     18,722    18,628    18,559    18,719    18,755    18,801    18,770
Loomis Sayles Bond Fund                                26,228     26,057    25,662    25,422    25,509    25,529    25,773    26,179
Lehman Brothers Government/Credit Index                18,536     18,478    18,427    18,412    18,578    18,627    18,616    18,503


                                                      1/31/00    2/29/00   3/31/00  04/30/00  05/31/00  06/30/00  07/31/00  08/31/00
Fund Name

Lipper BBB Rated Funds Index                           18,715     18,946    19,120    18,888    18,744    19,219    19,301    19,653
Loomis Sayles Bond Fund                                26,134     26,929    27,293    26,556    26,185    27,019    27,135    27,749
Lehman Brothers Government/Credit Index                18,498     18,730    19,000    18,908    18,890    19,276    19,480    19,755


                                                     09/30/00   10/31/00  11/30/00  12/31/00   1/31/01   2/28/01   3/31/01   4/30/01
Fund Name

Lipper BBB Rated Funds Index                           19,709     19,645    19,828    20,243    20,732    20,937    20,924    20,809
Loomis Sayles Bond Fund                                27,229     26,522    26,401    27,321    28,111    28,185    27,441    27,113
Lehman Brothers Government/Credit Index                19,830     19,954    20,295    20,696    21,043    21,260    21,358    21,197


                                                      5/31/01    6/30/01   7/31/01   8/31/01   9/30/01  10/31/01  11/30/01  12/31/01
Fund Name

Lipper BBB Rated Funds Index                           20,997     21,022    21,498    21,756    21,570    22,028    21,884    21,751
Loomis Sayles Bond Fund                                27,466     27,296    27,734    28,276    27,312    27,995    28,233    28,049
Lehman Brothers Government/Credit Index                21,319     21,422    21,956    22,237    22,442    23,012    22,635    22,456


                                                      1/31/02    2/28/02   3/31/02   4/30/02   5/31/02   6/30/02   7/31/02   8/31/02
Fund Name

                                                       21,871     21,976    21,688    22,019    22,193    22,089    21,979    22,423
Lipper BBB Rated Funds Index                           28,265     28,426    28,409    29,148    29,696    29,333    28,468    29,584
Loomis Sayles Bond Fund                                22,620     22,812    22,349    22,782    22,992    23,187    23,466    23,991
Lehman Brothers Government/Credit Index


                                                      9/30/02

Fund Name

Lipper BBB Rated Funds Index                           22,624
Loomis Sayles Bond Fund                                29,368
Lehman Brothers Government/Credit Index                24,507


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (May 31, 1991). (b) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and the Admin Class (January 2, 1998) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (c) Please see page 9 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

                                          LOOMIS SAYLES FIXED INCOME FUNDS     5

FUND AND MANAGER REVIEW

Loomis Sayles Global Bond Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional and Retail classes of the Fund returned 14.44% and 14.10%, respectively, compared to the 9.38% return for the Fund's benchmark, the Lehman Brothers Global Aggregate Index. The Fund outperformed the Lipper Global Income Funds Average, which was 6.28% for the same period.

PORTFOLIO REVIEW | It was a year in which quality was king. With government securities around the world offering lower yields, we expanded our universe of bonds to include agency and mortgage securities in the U.S. and Europe, supranational issues in foreign currencies, and corporate and emerging market debt. This diversified strategy helped boost yield while maintaining a high average credit quality. We also positioned the portfolio to benefit from a weakening U.S. dollar. Approximately half way through the fiscal year the U.S. dollar began to tumble and having the portfolio invested in non-dollar securities was a boost to performance.

The Fund's outperformance relative to the Lehman Brothers Global Aggregate Index was primarily due to (1) higher yields and capital gains from our off-benchmark corporate and emerging market bonds, particularly investment-grade emerging market debt, (2) our overweightings of the strongly-performing Scandinavian, Australian, and New Zealand bond markets, and (3) our underweighting of Japan. Japanese yields are too low, in our view, to run the risk of capital losses and possible currency losses if deflation of the Japanese economy should occur.

OUTLOOK | We believe the two critical issues driving future Fund performance are deflation and the U.S. dollar. Recent stability of the U.S. dollar against other major currencies may reflect a "balance of disappointment" among currency traders. Similar to the situation in the U.S., the European and Japanese economies and stock markets have been disappointing performers, and the lack of enthusiasm for economic prospects outside the United States may be frustrating potential "dollar bears" who see little else that is attractive. Investor sentiment aside, we are maintaining our non-dollar bias, because we believe the $500 billion-plus annual U.S. current account deficit is likely to prove unsustainable in the long run without further U.S. currency weakness. We also continue to avoid the Japanese yen market, due to our lingering concerns about Japan's underlying fundamentals.

The other critical issue for performance and for portfolio construction is the new fear of global deflation, however, we believe the deflationary panic is overdone. Even if deflation does emerge, we believe monetary stimulus can cure it.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in investment grade fixed income securities worldwide, although up to 20% of assets may be in lower rated fixed income securities

Fund Inception Date | 5/10/91

Commencement of Operations of Class | Institutional: 5/10/91;
Retail: 1/2/97

Expense Ratio | Institutional: 0.90%; Retail: 1.15%

Total Net Assets (all classes) | $56.9 million

 [PHOTO]                  [PHOTO]
Ken Buntrock           David Rolley

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                             Since
                                                         1 Year     5 Years   10 Years    Inception/(a)/
                                                         ------     -------   --------    ------------
Loomis Sayles Global Bond Fund:
   Institutional                                          14.44%      5.49%     7.42%         8.08%
   Retail/(b)/                                            14.10       5.21      7.27          7.95
Lipper Global Income Funds Index/(c)/                      7.13       3.50      5.46          5.98
Lehman Brothers Global Aggregate Index/(c)/                9.38       5.13      6.04          7.23
Salomon Brothers World Government
Bond Index/(c)/                                           10.47       4.89      5.75          7.27

CUMULATIVE PERFORMANCE/(d)/ Inception to September 30, 2002
                                                          [GRAPH]

                                                      05/10/1991     05/31/1991      06/30/91   07/31/91      08/31/91      09/30/91
Fund Name

Lipper Global Income Funds Index                         10,000          10,043         9,871     10,022        10,168        10,498
Loomis Sayles Global Bond Fund                           10,000          10,000         9,560      9,860        10,000        10,530
Salomon Brothers World Government Bond Index             10,000           9,987         9,883     10,094        10,289        10,692
Lehman Brothers Global Aggregate Index                   10,000          10,032         9,949     10,137        10,344        10,684


                                                       10/31/91        11/30/91      12/31/91   01/31/92      02/29/92      03/31/92

Fund Name

Lipper Global Income Funds Index                         10,611          10,623        10,987     10,805        10,855        10,797
Loomis Sayles Global Bond Fund                           10,581          10,822        11,687     11,266        11,174        11,112
Salomon Brothers World Government Bond Index             10,804          10,972        11,543     11,338        11,275        11,155
Lehman Brothers Global Aggregate Index                   10,812          10,944        11,423     11,247        11,247        11,150


new index began July 2002 (LB Gl Agg In)

                                                       04/30/92        05/31/92      06/30/92   07/31/92      08/31/92      09/30/92

Fund Name

Lipper Global Income Funds Index                         10,879          11,107        11,273     11,468        11,541        11,404
Loomis Sayles Global Bond Fund                           11,215          11,604        12,045     12,351        12,222        11,846
Salomon Brothers World Government Bond Index             11,235          11,580        11,904     12,181        12,522        12,648
Lehman Brothers Global Aggregate Index                   11,223          11,540        11,803     12,046        12,302        12,345


                                                       10/31/92        11/30/92      12/31/92   01/31/93      02/28/93      03/31/93

Fund Name

Lipper Global Income Funds Index                         11,387          11,272        11,374     11,526        11,791        11,911
Loomis Sayles Global Bond Fund                           11,995          11,732        11,786     11,809        12,060        12,357
Salomon Brothers World Government Bond Index             12,305          12,109        12,181     12,394        12,638        12,832
Lehman Brothers Global Aggregate Index                   12,068          11,954        12,086     12,293        12,488        12,623


                                                       04/30/93        05/31/93      06/30/93   07/31/93      08/31/93      09/30/93

Fund Name

Lipper Global Income Funds Index                         12,056          12,188        12,345     12,489        12,788        12,779
Loomis Sayles Global Bond Fund                           12,735          12,816        12,388     12,249        12,900        13,190
Salomon Brothers World Government Bond Index             13,103          13,234        13,206     13,246        13,642        13,804
Lehman Brothers Global Aggregate Index                   12,804          12,891        12,958     12,962        13,293        13,408


                                                       10/31/93        11/30/93      12/31/93   01/31/94      02/28/94      03/31/94

Fund Name

Lipper Global Income Funds Index                         12,951          12,867        13,151     13,313        12,865        12,465
Loomis Sayles Global Bond Fund                           13,422          13,294        13,508     13,765        13,362        13,007
Salomon Brothers World Government Bond Index             13,780          13,682        13,798     13,909        13,818        13,798
Lehman Brothers Global Aggregate Index                   13,420          13,301        13,425     13,584        13,413        13,250


                                                       04/30/94        05/31/94      06/30/94   07/31/94      08/31/94      09/30/94

Fund Name

Lipper Global Income Funds Index                         12,368          12,279        12,174     12,272        12,275        12,307
Loomis Sayles Global Bond Fund                           12,922          12,638        12,192     12,268        12,218        12,155
Salomon Brothers World Government Bond Index             13,814          13,693        13,891     14,001        13,953        14,054
Lehman Brothers Global Aggregate Index                   13,218          13,211        13,300     13,493        13,477        13,455


                                                       10/31/94        11/30/94      12/31/94   01/31/95      02/28/95      03/31/95

Fund Name

Lipper Global Income Funds Index                         12,427          12,373        12,204     12,221        12,393        12,714
Loomis Sayles Global Bond Fund                           12,193          12,343        12,331     12,256        12,230        11,967
Salomon Brothers World Government Bond Index             14,279          14,083        14,122     14,418        14,787        15,665
Lehman Brothers Global Aggregate Index                   13,597          13,461        13,524     13,807        14,148        14,621


                                                       04/30/95        05/31/95      06/30/95   07/31/95      08/31/95      09/30/95

Fund Name

Lipper Global Income Funds Index                         13,021          13,451        13,441     13,542        13,493        13,719
Loomis Sayles Global Bond Fund                           12,507          13,260        13,109     13,461        13,900        14,177
Salomon Brothers World Government Bond Index             15,955          16,404        16,501     16,540        15,971        16,328
Lehman Brothers Global Aggregate Index                   14,849          15,307        15,412     15,484        15,295        15,579


                                                       10/31/95        11/30/95      12/31/95   01/31/96      02/29/96      03/31/96

Fund Name

Lipper Global Income Funds Index                         13,845          14,082        14,370     14,538        14,284        14,295
Loomis Sayles Global Bond Fund                           14,340          14,943        15,279     15,641        15,319        15,400
Salomon Brothers World Government Bond Index             16,450          16,636        16,810     16,602        16,518        16,495
Lehman Brothers Global Aggregate Index                   15,765          15,953        16,183     16,121        15,974        15,925


                                                       04/30/96        05/31/96      06/30/96   07/31/96      08/31/96      09/30/96

Fund Name

Lipper Global Income Funds Index                         14,418          14,459        14,600     14,749        14,884        15,166
Loomis Sayles Global Bond Fund                           15,695          15,789        16,151     16,124        16,298        16,792
Salomon Brothers World Government Bond Index             16,429          16,432        16,562     16,879        16,945        17,014
Lehman Brothers Global Aggregate Index                   15,851          15,866        16,053     16,262        16,295        16,472


                                                       10/31/96        11/30/96      12/31/96   01/31/97      02/28/97      03/31/97

Fund Name

Lipper Global Income Funds Index                         15,473          15,850        15,810     15,675        15,687        15,492
Loomis Sayles Global Bond Fund                           17,197          17,736        17,574     17,360        17,645        17,488
Salomon Brothers World Government Bond Index             17,332          17,560        17,418     16,953        16,826        16,698
Lehman Brothers Global Aggregate Index                   16,832          17,096        16,977     16,704        16,625        16,469

                                                       04/30/97        05/31/97      06/30/97   07/31/97      08/31/97      09/30/97

Fund Name

Lipper Global Income Funds Index                         15,536          15,759        15,951     16,085        16,003        16,344
Loomis Sayles Global Bond Fund                           17,403          17,801        18,200     18,399        18,186        18,556
Salomon Brothers World Government Bond Index             16,552          17,001        17,204     17,070        17,060        17,423
Lehman Brothers Global Aggregate Index                   16,506          16,799        16,981     17,059        17,020        17,365

                                                       10/31/97        11/30/97      12/31/97   01/31/98      02/28/98      03/31/98

Fund Name

Lipper Global Income Funds Index                         16,327          16,328        16,382     16,503        16,645        16,715
Loomis Sayles Global Bond Fund                           18,300          18,243        17,979     18,374        18,724        18,511
Salomon Brothers World Government Bond Index             17,785          17,512        17,459     17,629        17,772        17,596
Lehman Brothers Global Aggregate Index                   17,681          17,585        17,620     17,787        17,885        17,838

                                                       04/30/98        05/31/98      06/30/98   07/31/98      08/31/98      09/30/98

Fund Name

Lipper Global Income Funds Index                         16,848          16,828        16,777     16,850        16,245        16,911
Loomis Sayles Global Bond Fund                           18,754          18,694        18,314     18,481        17,387        18,131
Salomon Brothers World Government Bond Index             17,877          17,919        17,946     17,970        18,459        19,440
Lehman Brothers Global Aggregate Index                   18,060          18,186        18,221     18,329        18,713        19,600


                                                       10/31/98        11/30/98      12/31/98   01/31/99      02/28/99      03/31/99

Fund Name

Lipper Global Income Funds Index                         17,056          17,236        17,419     17,456        17,008        17,144
Loomis Sayles Global Bond Fund                           19,165          19,955        19,883     20,278        19,998        20,655
Salomon Brothers World Government Bond Index             20,016          19,734        20,131     19,946        19,305        19,354
Lehman Brothers Global Aggregate Index                   19,850          19,730        20,035     19,956        19,363        19,389


                                                     04/30/1999      05/31/1999    06/30/1999 07/31/1999    08/31/1999    09/30/1999

Fund Name

Lipper Global Income Funds Index                         17,299          16,954        16,794     16,853        16,818        16,970
Loomis Sayles Global Bond Fund                           21,461          20,935        20,705     20,803        20,557        20,705
Salomon Brothers World Government Bond Index             19,346          19,020        18,687     19,145        19,234        19,534
Lehman Brothers Global Aggregate Index                   19,369          19,087        18,810     19,099        19,069        19,304

                                                     10/31/1999      11/30/1999    12/31/1999 01/31/2000    02/29/2000    03/31/2000

Fund Name

Lipper Global Income Funds Index                         16,947          16,860        16,940     16,663        16,801        17,002
Loomis Sayles Global Bond Fund                           20,623          20,477        20,643     20,121        20,229        20,463
Salomon Brothers World Government Bond Index             19,524          19,320        19,272     18,861        18,726        19,306
Lehman Brothers Global Aggregate Index                   19,275          19,064        18,999     18,674        18,639        19,012


                                                     04/30/2000      05/31/2000    06/30/2000 07/31/2000    08/31/2000    09/30/2000

Fund Name

Lipper Global Income Funds Index                         16,680          16,673        17,037     16,985        16,975        16,951
Loomis Sayles Global Bond Fund                           19,743          19,797        20,319     20,103        19,887        19,671
Salomon Brothers World Government Bond Index             18,676          18,821        19,278     18,951        18,809        18,772
Lehman Brothers Global Aggregate Index                   18,547          18,633        19,106     18,915        18,831        18,885


                                                     10/31/2000      11/30/2000    12/31/2000  1/31/2001    02/28/2001    03/31/2001

Fund Name

Lipper Global Income Funds Index                         16,782          17,026        17,648     17,827        17,799        17,596
Loomis Sayles Global Bond Fund                           19,059          19,406        20,573     20,898        20,879        20,382
Salomon Brothers World Government Bond Index             18,533          18,901        19,579     19,554        19,546        18,982
Lehman Brothers Global Aggregate Index                   18,731          19,053        19,602     19,696        19,729        19,325


                                                     04/30/2001      05/31/2001    06/30/2001 07/31/2001    08/31/2001    09/30/2001

Fund Name

Lipper Global Income Funds Index                         17,512          17,533        17,541     17,807        18,186        18,117
Loomis Sayles Global Bond Fund                           20,325          19,980        20,229     20,688        21,606        21,185
Salomon Brothers World Government Bond Index             18,915          18,858        18,685     19,157        19,877        20,022
Lehman Brothers Global Aggregate Index                   19,301          19,337        19,202     19,642        20,233        20,390


                                                     10/31/2001      11/30/2001    12/31/2001 01/31/2002    02/28/2002    03/31/2002

Fund Name

Lipper Global Income Funds Index                         18,477          18,278        18,087     18,053        18,122        18,011
Loomis Sayles Global Bond Fund                           21,740          21,892        21,625     21,435        21,684        21,740
Salomon Brothers World Government Bond Index             20,180          19,898        19,387     19,028        19,127        19,073
Lehman Brothers Global Aggregate Index                   20,574          20,335        19,910     19,732        19,864        19,747


                                                     04/30/2002      05/31/2002    06/30/2002 07/31/2002    08/31/2002    09/30/2002

Fund Name

Lipper Global Income Funds Index                         18,391          18,645        18,934     18,909        19,235        19,406
Loomis Sayles Global Bond Fund                           22,505          23,097        23,746     23,459        23,975        24,243
Salomon Brothers World Government Bond Index             19,756          20,315        21,295     21,505        21,880        22,119
Lehman Brothers Global Aggregate Index                   20,331          20,787        21,511     21,705        22,059        22,303

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Institutional and Retail Classes of shares are May 10, 1991 and December 31, 1996, respectively. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). (b) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (c) Please see page 9 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Bond Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional and J Classes of the Fund returned 7.22% and 2.62%/(c)/, respectively, and for the period from January 31, 2002 through September 30, 2002, the Retail and Admin Classes of the Fund returned 4.34% and 4.19%, respectively. The return of the Fund's benchmark, the Lehman Brothers Government/Credit Index, for the one-year period ended September 30, 2002 was 9.21%. The return for the Lipper BBB Rated Funds Average was 4.88% for the one-year period ended September 30, 2002.

PORTFOLIO REVIEW | Interest rates remained at 40-year lows during the fiscal year, as the economic recovery struggled for momentum. In an effort to boost growth, the Federal Reserve maintained an accommodative monetary policy. Treasury bond prices soared as investors sought a safe haven from the tumbling stock market. Our strategy remained relatively constant during the year, as we positioned the portfolio for various economic and interest rate scenarios. The portfolio offered substantial yield for a solid investment-grade average credit rating. Individual holdings remained broadly diversified by industry sector and geographic location. We also maintained exposure to a variety of currencies, particularly the Canadian dollar, because fundamentals suggest the U.S. dollar will continue to drift lower in foreign exchange trading.

The Fund underperformed for the year as a result of emphasis on corporate bonds during a period when corporate yield spreads widened substantially. Alternatively, the benchmark maintained a large exposure to U.S. Government securities which rallied sharply. Within the corporate market, pronounced weakness in key industry sectors, including wireline and wireless telecommunications, were largely responsible for underperformance. Intense competition and significant overcapacity within the telecommunications industry caused erosion in credit quality and put downward pressure on security valuations across many issuers. Deteriorating business fundamentals among natural gas pipeline operators, energy refiners and airlines also contributed to underperformance for the year.

OUTLOOK | In the short-term, we believe that the fixed-income market will likely remain volatile. The corporate market may be sensitive to data detailing evidence of a sustained economic recovery, while the Treasury market may be wary of this news. Over the long-term, a rebound in economic growth should foster an improvement in corporate credit quality that will stimulate demand for high-yielding corporate securities. The positive impact from narrowing corporate yield spreads may cause corporate securities to outperform Treasuries.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities, although up to 10% of assets may be in lower rated fixed income securities and up to 10% in preferred stock

Fund Inception Date | 12/31/96

Commencement of Operations of
Class | Institutional: 1/2/97;
Retail: 1/2/97; Admin: 1/31/02;
J: 5/24/99

Expense Ratio | Institutional: 0.55%;
Retail: 0.80%; Admin: 1.05%; J: 1.30%

Total Net Assets (all classes) |
$219.0 million

 [PHOTO]                   [PHOTO]
Daniel Fuss             Steven Kaseta

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                     Since
                                                1 Year     3 Years    5 Years     Inception/(a)/
                                                ------     -------    -------     ------------
Loomis Sayles Investment Grade Bond Fund:
   Institutional                                  7.22%       7.65%      6.18%            7.58%
   Retail /(b)/                                   7.00        7.43       5.93             7.33
   Admin /(c)                                     6.79        7.15       5.67             7.06
   J Class /(c)/                                  2.62        5.61       4.64             6.12
Lipper BBB Rated Funds Index/(d)/                 4.88        6.52       5.32             5.94
Lehman Brothers Government/
Credit Index/(d)/                                 9.21        9.68       7.93             8.01

CUMULATIVE PERFORMANCE/(e)/ Inception to September 30, 2002

                                                              [CHART]

                                                    12/31/1996     01/31/97     02/28/97     03/31/97     04/30/97     05/31/97
Fund Name

Lipper BBB Rated Funds Index                            10,000       10,032       10,089        9,933       10,080       10,195
Loomis Sayles Investment Grade Bond Fund                10,000        9,950       10,150        9,940       10,133       10,325
Lehman Brothers Government/Credit Index                 10,000       10,012       10,033        9,914       10,059       10,153


                                                      06/30/97     07/31/97     08/31/97     09/30/97     10/31/97     11/30/97

Fund Name

Lipper BBB Rated Funds Index                            10,347       10,705       10,563       10,749       10,858       10,911
Loomis Sayles Investment Grade Bond Fund                10,599       11,281       10,972       11,281       11,443       11,422
Lehman Brothers Government/Credit Index                 10,274       10,589       10,470       10,635       10,805       10,862


                                                      12/31/97     01/31/98     02/28/98     03/31/98     04/30/98     05/31/98

Fund Name

Lipper BBB Rated Funds Index                            11,029       11,169       11,165       11,222       11,270       11,366
Loomis Sayles Investment Grade Bond Fund                11,451       11,570       11,602       11,743       11,785       11,862
Lehman Brothers Government/Credit Index                 10,976       11,130       11,108       11,142       11,198       11,318


                                                      06/30/98     07/31/98     08/31/98     09/30/98     10/31/98     11/30/98

Fund Name

Lipper BBB Rated Funds Index                            11,450       11,441       11,358       11,592       11,449       11,660
Loomis Sayles Investment Grade Bond Fund                11,851       11,700       11,199       11,455       11,347       11,723
Lehman Brothers Government/Credit Index                 11,434       11,443       11,666       12,000       11,915       11,986


                                                      12/31/98     01/31/99     02/28/99     03/31/99   04/30/1999   05/31/1999

Fund Name

Lipper BBB Rated Funds Index                            11,689       11,791       11,536       11,665       11,748       11,590
Loomis Sayles Investment Grade Bond Fund                11,829       12,018       11,876       12,148       12,433       12,337
Lehman Brothers Government/Credit Index                 12,016       12,101       11,813       11,872       11,901       11,779


                                                      06/30/1999  07/31/1999   08/31/1999  09/30/1999     10/31/99   11/30/1999

Fund Name

Lipper BBB Rated Funds Index                            11,529       11,471       11,428       11,526       11,549       11,577
Loomis Sayles Investment Grade Bond Fund                12,289       12,078       12,036       12,203       12,202       12,252
Lehman Brothers Government/Credit Index                 11,742       11,709       11,700       11,805       11,836       11,829


                                                      12/31/1999   01/31/2000   02/29/2000   03/31/2000 04/30/2000  05/31/2000

Fund Name

Lipper BBB Rated Funds Index                            11,558       11,524       11,666       11,774       11,631       11,542
Loomis Sayles Investment Grade Bond Fund                12,293       12,281       12,673       12,864       12,522       12,405
Lehman Brothers Government/Credit Index                 11,757       11,754       11,902       12,074       12,015       12,004


                                                     06/30/2000   07/31/2000  08/31/2000   09/30/2000   10/31/2000   11/30/2000

Fund Name

Lipper BBB Rated Funds Index                            11,834       11,885       12,102       12,136       12,097       12,209
Loomis Sayles Investment Grade Bond Fund                12,769       12,924       13,170       13,078       12,962       13,225
Lehman Brothers Government/Credit Index                 12,249       12,379       12,553       12,601       12,680       12,896


                                                      12/31/2000   01/31/2001   02/28/2001   03/31/2001  04/30/2001   05/31/2001

Fund Name

Lipper BBB Rated Funds Index                            12,465       12,767       12,893       12,885       12,814       12,930
Loomis Sayles Investment Grade Bond Fund                13,662       13,890       14,000       13,822       13,614       13,740
Lehman Brothers Government/Credit Index                 13,151       13,371       13,509       13,571       13,470       13,547


                                                      06/30/2001  07/31/2001   08/31/2001  09/30/2001   10/31/2001   11/30/2001

Fund Name

Lipper BBB Rated Funds Index                            12,945       13,238       13,397       13,283       13,564      13,476
Loomis Sayles Investment Grade Bond Fund                13,811       14,164       14,489       14,199       14,818      14,612
Lehman Brothers Government/Credit Index                 13,612       13,951       14,131       14,261       14,623      14,383


                                                      12/31/2001   01/31/2002  02/28/2002  03/31/2002   04/30/2002   05/31/2002

Fund Name

Lipper BBB Rated Funds Index                            13,394       13,467       13,532       13,355       13,559      13,666
Loomis Sayles Investment Grade Bond Fund                14,470       14,570       14,702       14,366       14,782      14,973
Lehman Brothers Government/Credit Index                 14,269       14,373       14,496       14,201       14,477      14,610


                                                      06/30/2002   07/31/2002  08/31/2002  09/30/2002

Fund Name

Lipper BBB Rated Funds Index                            13,602       13,534       13,807       13,932
Loomis Sayles Investment Grade Bond Fund                14,943       14,661       15,191       15,222
Lehman Brothers Government/Credit Bond Index            14,734       14,911       15,245       15,573

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Institutional and Retail Classes of shares is December 31, 1996. Inception dates of the Admin and J Classes are January 31, 2002 and May 24, 1999, respectively. The Retail Class closed on December 18, 2000 and recommenced operations on January 31, 2002. (b) Performance shown for the period from December 18, 2000 to January 30, 2002 represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. (c) Performance shown for J Class shares include the effect of the maximum 3.50% front-end sales charge. Performance shown for periods prior to the inception date of the Admin Class (January 31, 2002) and J Class (May 24, 1999) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. J Class of shares are not offered for sale in the United States and are not eligible for sale to US investors. (d) Please see page 9 for a description of the indexes. (e) Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the Retail, Admin and J Classes of shares would, due to the higher fees paid by the Retail, Admin and J Classes of shares and the sales charge of J Class, be lower.

FUND AND MANAGER REVIEW

Loomis Sayles U.S. Government Securities Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional class of the Fund returned 12.42%, compared to the 10.04% return for the Fund's benchmark, the Lehman Brothers U.S. Government Index. The average government bond fund, as measured by Lipper, Inc., posted a total return of 8.21% for the same period.

PORTFOLIO REVIEW | Overall, interest rates declined during the one-year period, but they nonetheless remained volatile, due to changing expectations regarding the economy's strength, the Federal Reserve Board policy, credit-quality trends and inflation. In this environment, Treasury securities and other high-quality bonds performed well, as nervous investors preferred the relatively safer haven of the fixed-income market.

We emphasized longer duration securities during the year, which helped the Fund's overall performance in the declining interest rate environment. (Duration is a measure of interest-rate risk; when interest rates fall, funds with longer durations experience greater price appreciation, and vice versa.) Our longer duration strategy captured a good portion of the total return on maximum yield Treasuries. The Fund's performance also benefited from the portfolio's heavy weightings in the 10- and 30-year maturity areas, where price increases were the greatest. In addition, our commitments to U.S. Treasury Principal Strips and Treasury Inflation Protected Notes proved effective, as these securities offered solid performance throughout the year and fared better than bonds with nominal rates of interest.

OUTLOOK | We believe that interest rates will move slightly higher over the next several months, as the economy pulls out of its current slump. Given this outlook, our forecast for government and mortgage-backed securities is neutral, and our expectations for corporate securities are positive. We have eased back on the Fund's duration, both to secure gains realized in the final months of the fiscal year and to position the Fund for potentially higher interest rates.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in U.S. Government securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities.

Fund Inception Date | 5/21/91

Expense Ratio | 0.50%

Total Net Assets    | $13.5 million


  [PHOTO]
Kent Newmark

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                                      Since/(a)/
                                                      1 Year   5 Years    10 Years    Inception
                                                      ------   -------    --------    ---------
Loomis Sayles U.S. Government
Securities Fund                                        12.42%     8.85%     8.44%          9.47%
Lipper General U.S. Government
Funds Index/(b)/                                        8.53      7.08      6.32           7.04
Lehman Brothers U.S. Government Index/(b)/             10.04      8.32      7.49           8.24

CUMULATIVE PERFORMANCE(a) Inception to September 30, 2002


                                                        05/21/1991    06/30/91     07/31/91     08/31/91     09/30/91      10/31/91
Fund Name

Lipper General U.S. Government Funds Index                  10,000       9,975       10,111       10,334       10,544        10,637
Loomis Sayles U.S. Government Securities Fund               10,000       0,000       10,150       10,430       10,720        10,802
Lehman Brothers Government Bond Index                       10,000       9,986       10,104       10,339       10,555        10,648


                                                          11/30/91    12/31/91     01/31/92     02/29/92     03/31/92      04/30/92

Fund Name

Lipper General U.S. Government Funds Index                  10,707      11,073       10,883       10,942       10,875        10,934
Loomis Sayles U.S. Government Securities Fund               10,913      11,529       11,133       11,293       11,143        11,090
Lehman Brothers Government Bond Index                       10,755      11,121       10,948       10,991       10,926        10,995


                                                          05/31/92    06/30/92     07/31/92     08/31/92     09/30/92      10/31/92

Fund Name

Lipper General U.S. Government Funds Index                  11,129      11,275       11,503       11,598       11,716        11,562
Loomis Sayles U.S. Government Securities Fund               11,427      11,623       12,070       12,180       12,434        12,135
Lehman Brothers Government Bond Index                       11,198      11,359       11,645       11,753       11,920        11,748


                                                          11/30/92    12/31/92     01/31/93     02/28/93     03/31/93      04/30/93

Fund Name

Lipper General U.S. Government Funds Index                  11,570      11,749       11,943       12,121       12,164        12,239
Loomis Sayles U.S. Government Securities Fund               12,180      12,538       12,826       13,246       13,258        13,362
Lehman Brothers Government Bond Index                       11,730      11,925       12,178       12,422       12,464        12,559


                                                          05/31/93    06/30/93     07/31/93     08/31/93     09/30/93      10/31/93

Fund Name

Lipper General U.S. Government Funds Index                  12,247      12,472       12,540       12,752       12,766        12,799
Loomis Sayles U.S. Government Securities Fund               13,387      13,874       14,084       14,591       14,641        14,664
Lehman Brothers Government Bond Index                       12,546      12,824       12,902       13,190       13,241        13,291


                                                          11/30/93    12/31/93     01/31/94     02/28/94     03/31/94      04/30/94

Fund Name

Lipper General U.S. Government Funds Index                  12,660      12,726       12,891       12,649       12,329        12,187
Loomis Sayles U.S. Government Securities Fund               14,451      14,509       14,881       14,357       13,751        13,527
Lehman Brothers Government Bond Index                       13,145      13,196       13,376       13,093       12,799        12,698


                                                          05/31/94    06/30/94     07/31/94     08/31/94     09/30/94      10/31/94

Fund Name

Lipper General U.S. Government Funds Index                  12,141      12,089       12,290       12,292       12,106        12,070
Loomis Sayles U.S. Government Securities Fund               13,443      13,373       13,773       13,759       13,360        13,291
Lehman Brothers Government Bond Index                       12,682      12,653       12,885       12,888       12,706        12,696


                                                          11/30/94    12/31/94     01/31/95     02/28/95     03/31/95      04/30/95

Fund Name

Lipper General U.S. Government Funds Index                  12,038      12,123       12,336       12,612       12,670        12,827
Loomis Sayles U.S. Government Securities Fund               13,349      13,602       13,956       14,266       14,369        14,562
Lehman Brothers Government Bond Index                       12,673      12,750       12,988       13,267       13,350        13,525


                                                          05/31/95    06/30/95     07/31/95     08/31/95     09/30/95      10/31/95

Fund Name

Lipper General U.S. Government Funds Index                  13,292      13,373       13,325       13,481       13,607        13,787
Loomis Sayles U.S. Government Securities Fund               15,297      15,417       15,352       15,657       15,885        16,115
Lehman Brothers U.S. Government Index                       14,070      14,178       14,126       14,292       14,430        14,650


                                                          11/30/95    12/31/95     01/31/96     02/29/96     03/31/96      04/30/96

Fund Name

Lipper General U.S. Government Funds Index                  13,982      14,177       14,249       13,957       13,839        13,744
Loomis Sayles U.S. Government Securities Fund               16,409      16,735       16,750       16,169       15,948        15,746
Lehman Brothers U.S. Government Index                       14,878      15,089       15,181       14,872       14,748        14,654

                                                          05/31/96    06/30/96     07/31/96     08/31/96     09/30/96      10/31/96

Fund Name

Lipper General U.S. Government Funds Index                  13,693      13,852       13,879       13,842       14,075        14,380
Loomis Sayles U.S. Government Securities Fund               15,666      15,953       15,992       15,797       16,236        16,826
Lehman Brothers U.S. Government Index                       14,629      14,818       14,855       14,822       15,068        15,399

                                                          11/30/96    12/31/96     01/31/97     02/28/97     03/31/97      04/30/97

Fund Name
Lipper General U.S. Government Funds Index                  14,633      14,482       14,513       14,544       14,372        14,585
Loomis Sayles U.S. Government Securities Fund               17,289      16,955       16,905       16,905       16,535        16,944
Lehman Brothers U.S. Government Index                       15,667      15,507       15,524       15,546       15,381        15,603


                                                          05/31/97    06/30/97     07/31/97     08/31/97     09/30/97      10/31/97

Fund Name

Lipper General U.S. Government Funds Index                  14,706      14,880       15,291       15,131       15,362        15,588
Loomis Sayles U.S. Government Securities Fund               17,132      17,406       18,216       17,903       18,302        18,669
Lehman Brothers U.S. Government Index                       15,738      15,914       16,366       16,204       16,448        16,732


                                                          11/30/97    12/31/97     01/31/98     02/28/98     03/31/98      04/30/98

Fund Name

Lipper General U.S. Government Funds Index                  15,644      15,803       16,003       15,972       16,012        16,074
Loomis Sayles U.S. Government Securities Fund               18,881      19,116       19,402       19,330       19,366        19,490
Lehman Brothers U.S. Government Index                       16,818      16,994       17,248       17,201       17,250        17,328


                                                          05/31/98    06/30/98     07/31/98     08/31/98     09/30/98      10/31/98

Fund Name

Lipper General U.S. Government Funds Index                  16,224      16,362       16,386       16,707       17,085        16,958
Loomis Sayles U.S. Government Securities Fund               19,725      19,960       19,989       20,448       20,943        20,785
Lehman Brothers U.S. Government Index                       17,506      17,705       17,732       18,193       18,684        18,620


                                                          11/30/98    12/31/98     01/31/99     02/28/99     03/31/99    04/30/1999

Fund Name

Lipper General U.S. Government Funds Index                  16,996      17,042       17,140       16,770       16,856        16,900
Loomis Sayles U.S. Government Securities Fund               20,933      20,890       21,078       20,475       20,475        20,582
Lehman Brothers U.S. Government Index                       18,626      18,668       18,776       18,330       18,402        18,444


                                                        05/31/1999   06/30/1999    07/31/1999   08/31/1999   09/30/1999  10/31/1999

Fund Name

Lipper General U.S. Government Funds Index                  16,714      16,628       16,533       16,488       16,690        16,716
Loomis Sayles U.S. Government Securities Fund               20,333      20,142       20,036       19,977       20,211        20,285
Lehman Brothers U.S. Government Index                       18,282      18,245       18,218       18,218       18,366        18,395


                                                        11/30/1999   12/31/1999    01/31/2000   02/29/2000   03/31/2000  04/30/2000

Fund Name

Lipper General U.S. Government Funds Index                  16,702      16,589       16,538       16,748       17,000        16,937
Loomis Sayles U.S. Government Securities Fund               20,186      19,958       20,059       20,540       21,102        21,006
Lehman Brothers U.S. Government Index                       18,370      18,251       18,277       18,537       18,862        18,810


                                                        05/31/2000  06/30/2000   07/31/2000   08/31/2000   09/30/2000    10/31/2000

Fund Name

Lipper General U.S. Government Funds Index                  16,919      17,259       17,393       17,661       17,727        17,869
Loomis Sayles U.S. Government Securities Fund               20,925      21,414       21,628       22,064       22,043        22,357
Lehman Brothers U.S. Government Index                       18,822      19,158       19,343       19,629       19,685        19,873


                                                        11/30/2000  12/31/2000   01/31/2001   02/28/2001    03/31/2001   04/30/2001

Fund Name

Lipper General U.S. Government Funds Index                  18,213      18,561       18,768       18,951       18,999        18,837
Loomis Sayles U.S. Government Securities Fund               22,968      23,482       23,589       23,887       23,794        23,339
Lehman Brothers U.S. Government Index                       20,264      20,668       20,876       21,114       21,188        20,971


                                                        05/31/2001  06/30/2001   07/31/2001   08/31/2001   09/30/2001    10/31/2001

Fund Name

Lipper General U.S. Government Funds Index                  18,925      18,988      19,431        19,648       19,925        20,405
Loomis Sayles U.S. Government Securities Fund               23,404      23,510      24,257        24,564       24,880        25,902
Lehman Brothers U.S. Government Index                       21,041      21,137      21,645        21,914       22,295        22,870


                                                        11/30/2001  12/31/2001   01/31/2002   02/28/2002   03/31/2002    04/30/2002

Fund Name

Lipper General U.S. Government Funds Index                  19,991      19,799       19,975       20,187       19,769        20,206
Loomis Sayles U.S. Government Securities Fund               24,923      24,579       24,850       25,188       24,548        25,233
Lehman Brothers U.S. Government Index                       22,358      22,163       22,307       22,513       22,022        22,546


                                                        05/31/2002  06/30/2002   07/31/2002   08/31/2002   09/30/2002

Fund Name



Lipper General U.S. Government Funds Index                  20,331      20,539       20,904       21,268       21,625
Loomis Sayles U.S. Government Securities Fund               25,460      25,814       26,415       27,202       27,967
Lehman Brothers Government Bond Index                       22,681      22,999       23,505       23,970       24,534

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

/(a)/ Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31, 1991). /(b)/ Please see page 9 for a description of the indexes.

DISCLOSURE

Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Investment Grade Bond Fund

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the fund. Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper Global Income Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the global income funds investment objective.

Lipper General U.S. Government Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the general U.S. government funds investment objective.

Lipper Averages consist of all mutual funds in a stated category.

Source: Lipper Inc.


Lehman Brothers Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Salomon Brothers World Government Bond Index is a capitalization-weighted unmanaged index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

Lehman Brothers Global Aggregate Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The liquidity constraint for all securities in the index is $300 million. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Lehman Brothers U.S. Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

                                          LOOMIS SAYLES FIXED INCOME FUNDS     9

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Bond Fund


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--95.6% of net assets

NON-CONVERTIBLE BONDS--82.2%

Airlines--0.4%
Delta Air Lines, Inc., 8.300%, 12/15/29                          USD                     6,590,000             $ 3,163,200
US Airways, 6.850%, 1/30/18                                                              1,819,186               1,424,950
                                                                                                               -----------
                                                                                                                 4,588,150
                                                                                                               -----------
Air Transport--0.1%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                        315,860                 267,026
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/11                                           293,765                 185,072
Atlas Air, Inc., Series A, 7.380%, 1/02/18                                                 927,873                 794,909
                                                                                                               -----------
                                                                                                                 1,247,007
                                                                                                               -----------
Auto & Related--0.8%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                                1,000,000                 757,582
Dana Corp., 7.000%, 3/01/29                                                              2,400,000               1,704,000
Dana Corp., 9.000%, 8/15/11                                      EUR                     2,000,000               1,828,016
Ford Motor Co., 6.375%, 2/01/29                                  USD                     1,000,000                 724,180
Ford Motor Co., 6.625%, 10/01/28                                                         1,000,000                 749,830
General Motors Corp., 6.750%, 5/01/28                                                      500,000                 417,595
TRW, Inc., 6.650%, 1/15/28                                                               4,350,000               4,138,025
                                                                                                               -----------
                                                                                                                10,319,228
                                                                                                               -----------
Banking & Finance--0.5%
Bangko Sentral Pilipinas, 8.600%, 6/15/27**                                              8,000,000               6,710,000
                                                                                                               -----------
Banks/Savings & Loans--3.4%
Bangkok Bank Public Co. Ltd.,
   9.025%, 3/15/29 144A**                                                               24,380,000              23,404,800
Keycorp Capital II, 6.875%, 3/17/29                                                      6,500,000               6,468,345
Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                                           12,650,000              12,207,250
                                                                                                               -----------
                                                                                                                42,080,395
                                                                                                               -----------
Cable--0.1%
Charter Communications Holdings,
   0.000%, 4/01/11 (step to 9.920% on 4/04/04)#                                          1,750,000                 796,250
Charter Communications Holdings LLC,
   9.625%, 11/15/09                                                                      1,000,000                 615,000
                                                                                                               -----------
                                                                                                                 1,411,250
                                                                                                               -----------
Canadian--22.3%
Canadian Government, Zero Coupon Bond, 6/01/22                   CAD                    33,350,000               7,095,606
Canadian Government, Zero Coupon Bond, 6/01/25                                         150,860,000              26,896,324
Canadian Government, 3.500%, 6/01/04                                                    32,350,000              20,516,088
Milit-Air, Inc., 5.750%, 6/30/19                                                         6,500,874               4,177,751
New Brunswick FM Project, 0.000%, 11/30/27
   (step to 6.470% on 5/30/03)#                                                         10,000,000               6,338,632
Ontario Hydro, Zero Coupon Bond, 11/27/20                                                1,507,000                 313,569
Ontario Hydro, Zero Coupon Bond, 10/15/21                                              146,050,000              29,059,822
Province of Alberta, 5.394%, 6/14/13                                                         1,759                   1,154
Province of Alberta, 5.400%, 6/15/10                                                         1,893                   1,241
Province of Alberta, 5.930%, 9/16/16                                                    27,123,140              18,108,443
Province of British Columbia, Zero Coupon Bond, 6/09/14                                 10,000,000               3,247,035
Province of British Columbia, Zero Coupon Bond, 9/05/20                                 65,000,000              13,606,043
Province of British Columbia, Zero Coupon Bond, 6/09/22                                 80,208,000              14,973,476
Province of British Columbia, Zero Coupon Bond, 8/19/22                                 31,387,000               5,787,151
Province of British Columbia, Zero Coupon Bond, 9/08/23                                 37,950,000               6,541,898
Province of British Columbia, Zero Coupon Bond, 8/23/24                                 72,250,000              11,716,241
Province of British Columbia, Zero Coupon Bond, 11/19/27                                41,600,000               5,554,802



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Canadian--continued

Province of Manitoba, Zero Coupon Bond, 7/22/13                  CAD                     2,500,000            $    861,973
Province of Manitoba, Zero Coupon Bond, 3/05/31                                         41,929,000               5,078,456
Province of Manitoba, 6.500%, 9/22/17                                                   34,300,000              23,762,249
Province of Manitoba, 7.750%, 12/22/25                                                  39,245,000              30,528,263
Province of Newfoundland, 6.150%, 4/17/28                                                2,500,000               1,597,716
Province of Ontario, Zero Coupon Bond, 7/13/22                                          94,725,000              17,708,054
Province of Ontario, Zero Coupon Bond, 6/02/27                                          33,975,000               4,934,005
Province of Ontario, Zero Coupon Bond, 3/08/29                                          18,600,000               2,425,204
Province of Ontario (Certificate of Deposit),
   Zero Coupon Bond, 12/02/25                                                            7,650,000               1,193,056
Province of Saskatchewan, Zero Coupon Bond, 4/10/14                                     27,000,000               8,863,740
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 2/04/22                                                             2,350,000                 449,127
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 5/30/25                                                            36,780,000               5,675,470
                                                                                                              ------------
                                                                                                               277,012,589
                                                                                                              ------------
Chemicals--0.8%
IMC Global, Inc., 6.875%, 7/15/07                                USD                     5,210,000               4,774,079
IMC Global, Inc., 7.300%, 1/15/28                                                        2,250,000               1,749,983
IMC Global, Inc., 7.625%, 11/01/05                                                         775,000                 751,215
Methanex Corp., 7.750%, 8/15/05                                                          2,660,000               2,633,400
Solutia, Inc., 7.375%, 10/15/27                                                            625,000                 418,750
                                                                                                              ------------
                                                                                                                10,327,427
                                                                                                              ------------
Consumer Products--0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                    10,200,000               8,351,760
                                                                                                              ------------
Electronic Components--0.1%
Arrow Electronics, Inc., 6.875%, 6/01/18                                                   250,000                 206,435
Pioneer Standard Electronics, Inc., 9.500%, 8/01/06                                      1,000,000                 880,000
                                                                                                              ------------
                                                                                                                 1,086,435
                                                                                                              ------------
Electronic Components--Semiconductors--1.4%
Micron Technology, Inc., 6.500%, 9/30/05 144A                                            3,000,000               2,535,000
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                                     14,350,000              14,637,000
                                                                                                              ------------
                                                                                                                17,172,000
                                                                                                              ------------
Entertainment--2.7%
Boston Celtics Ltd., 6.000%, 6/30/38                                                     1,549,000               1,010,722
Time Warner Entertainment Co., 6.950%, 1/15/28                                          33,900,000              26,612,517
Time Warner, Inc., 6.625%, 5/15/29                                                       7,500,000               5,698,950
                                                                                                              ------------
                                                                                                                33,322,189
                                                                                                              ------------
Financial Services--1.0%
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                                         10,500,000               6,510,000
CIT Group, Inc., 5.500%, 5/16/05                                                         2,875,000               2,748,237
CIT Group, Inc., 6.500%, 2/07/06                                                           500,000                 519,315
Ford Motor Credit Co., 5.800%, 1/12/09                                                   1,350,000               1,207,143
Ford Motor Credit Co., 6.500%, 1/25/07                                                     500,000                 483,040
Ford Motor Credit Co., 7.250%, 10/25/11                                                    500,000                 463,475
                                                                                                              ------------
                                                                                                                11,931,210
                                                                                                              ------------
Food--0.4%
Borden, Inc., 7.875%, 2/15/23                                                            6,750,000               3,915,000
Borden, Inc., 9.250%, 6/15/19                                                              825,000                 544,500
                                                                                                              ------------
                                                                                                                 4,459,500
                                                                                                              ------------


                                         LOOMIS SAYLES FIXED INCOME FUNDS     11

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Foreign Government/Agency--8.0%
Escom, 11.000%, 6/01/08                                          ZAR                    28,900,000            $  2,577,775
Government of Norway, 5.750%, 11/30/04                           NOK                    15,000,000               2,007,004
Government of Sweden, 5.250%, 3/15/11                            SEK                    10,000,000               1,105,787
Kingdom of Norway, 6.750%, 1/15/07                               NOK                   195,500,000              27,094,517
Petroleos Mexicanos, 8.625%, 12/01/23 144A                       USD                     3,100,000               3,038,000
Republic of Argentina, 8.875%, 3/01/29/\                                                 1,000,000                 147,060
Republic of Brazil, 8.875%, 4/15/24                                                     33,525,000              13,410,000
Republic of Brazil, 10.125%, 5/15/27                                                     6,181,000               2,565,115
Republic of Brazil C Bond, 8.000%, 4/15/14                                              47,347,573              23,143,494
Republic of Peru, 4.000%, 3/07/17
   (step to 4.500% on 3/07/03)#                                                          2,500,000               1,497,000
Republic of South Africa, 12.500%, 12/21/06                      ZAR                     7,530,000                 711,622
Republic of South Africa, 13.000%, 8/31/10                                               7,000,000                 700,498
Republic of South Africa, 13.500%, 9/15/15                                             108,550,000              11,878,280
Republic of Uruguay, 7.625%, 1/20/12                             USD                     1,575,000                 661,500
Republic of Venezuela, 9.250%, 9/15/27                                                  12,085,000               8,024,440
United Mexican States, 8.375%, 1/14/11                                                   1,000,000               1,052,500
                                                                                                              ------------
                                                                                                                99,614,592
                                                                                                              ------------
Forest & Paper Products--2.4%
APP China Group Ltd., 14.000%, 3/15/10 144A/\**                                          5,800,000               1,682,000
Boise Cascade Corp., 7.350%, 2/01/16                                                     1,225,000               1,180,601
Fort James Corp., 4.750%, 6/29/04                                EUR                     1,800,000               1,515,516
Fort James Corp., 7.750%, 11/15/23                               USD                     2,500,000               1,575,000
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                                    3,050,000               1,950,140
Georgia-Pacific Group, 7.375%, 12/01/25                                                  7,500,000               4,923,075
Georgia-Pacific Group, 7.750%, 11/15/29                                                  6,750,000               4,599,923
Indah Kiat Finance Mauritius Ltd.,
   10.000%, 7/01/07/\**                                                                  1,750,000                 481,250
Pindo Deli Finance Mauritius Ltd.,
   10.750%, 10/01/07/\**                                                                13,210,000               3,104,350
Pindo Deli Finance Mauritius Ltd.,
   10.875%, 10/01/27/\**                                                                17,500,000               3,500,000
Pindo Deli Finance Mauritius Ltd.,
   11.750%, 10/01/17/\**                                                                 2,200,000                 506,000
Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04/\**                                        17,200,000               4,644,000
                                                                                                              ------------
                                                                                                                29,661,855
                                                                                                              ------------
Government Agencies--9.2%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07                EUR                    32,500,000              33,047,912
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31               USD                       984,796                 967,660
Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                                        2,175,000               2,353,785
Federal National Mortgage Association,
   Zero Coupon Bond, 10/29/07                                    NZD                   103,925,000              35,439,840
Federal National Mortgage Association, 5.375%, 11/15/11          USD                    28,000,000              30,241,820
Federal National Mortgage Association, 6.375%, 8/15/07           AUD                    21,000,000              11,842,013
                                                                                                              ------------
                                                                                                               113,893,030
                                                                                                              ------------
Healthcare--Services--1.8%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                  USD                     6,300,000               5,741,442
Columbia/HCA Healthcare Corp., 7.190%, 11/15/15                                          4,500,000               4,710,150
Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                                          1,965,000               1,911,414
Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                                           1,300,000               1,261,143
Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                                           5,000,000               4,908,400
Columbia/HCA Healthcare Corp., 7.750%, 7/15/36                                           1,000,000               1,007,266
HCA, Inc., 6.300%, 10/01/12                                                              2,500,000               2,470,755
                                                                                                              ------------
                                                                                                                22,010,570
                                                                                                              ------------



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Home Builders--0.5%
Pulte Corp., 7.300%, 10/24/05                                    USD                     1,000,000             $ 1,079,190
Pulte Corp., 7.625%, 10/15/17                                                            5,000,000               5,661,700
                                                                                                               -----------
                                                                                                                 6,740,890
                                                                                                               -----------
Insurance--0.1%
UnumProvident Corp., 6.750%, 12/15/28                                                    2,000,000               1,825,580
                                                                                                               -----------
Lodging & Hotel--0.6%
ITT Corp., 7.375%, 11/15/15                                                              2,500,000               2,341,200
Meditrust Corp., 7.000%, 8/15/07                                                         5,500,000               5,183,750
                                                                                                               -----------
                                                                                                                 7,524,950
                                                                                                               -----------
Natural Gas--2.4%
Coastal Corp., 6.950%, 6/01/28                                                           1,000,000                 630,000
El Paso Corp., 5.750%, 3/14/06                                                           7,595,000               4,849,579
El Paso Corp., 7.000%, 5/15/11                                                             200,000                 134,000
KN Capital Trust, 7.630%, 4/15/28                                                       15,750,000              15,261,971
Southern Natural Gas Co., 7.350%, 2/15/31                                                1,500,000               1,192,530
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                             8,500,000               6,624,985
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                              1,500,000               1,202,850
                                                                                                               -----------
                                                                                                                29,895,915
                                                                                                               -----------
Office Equipment--0.5%
Xerox Capital (Europe) Plc, 5.250%, 12/03/04**                   EUR                     2,250,000               1,600,020
Xerox Capital (Europe) Plc, 5.875%, 5/15/04**                    USD                       500,000                 395,000
Xerox Capital Trust I, 8.000%, 2/01/27                                                   5,150,000               1,957,000
Xerox Corp., 3.500%, 2/04/04                                     EUR                     2,625,000               1,971,367
                                                                                                               -----------
                                                                                                                 5,923,387
                                                                                                               -----------
Oil & Gas Drilling Equipment--0.1%
Global Marine, Inc., 7.000%, 6/01/28                             USD                     1,000,000               1,106,810
                                                                                                               -----------
Oil & Gas Exploration--0.6%
Pioneer Natural Resources Co., 7.200%, 1/15/28                                           3,250,000               2,957,500
Seagull Energy Corp., 7.500%, 9/15/27                                                    3,850,000               4,213,248
                                                                                                               -----------
                                                                                                                 7,170,748
                                                                                                               -----------
Oil & Gas--Major Integrated--0.6%
PDVSA Finance Ltd., 7.400%, 8/15/16                                                      3,000,000               2,205,000
PDVSA Finance Ltd., 7.500%, 11/15/28**                                                   1,000,000                 640,000
Pecom Energia SA, 8.125%, 7/15/10 144A                                                   3,410,000               1,977,800
Phillips 66 Capital Trust II, 8.000%, 1/15/37                                            1,000,000               1,099,630
YPF Sociedad Anonima, 7.750%, 8/27/07                                                      845,000                 633,750
YPF Sociedad Anonima, 9.125%, 2/24/09                                                      500,000                 375,000
                                                                                                               -----------
                                                                                                                 6,931,180
                                                                                                               -----------
Rail--Transport--0.7%
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                           3,389,000               2,084,235
TFM SA de CV, 11.750%, 6/15/09**                                                         6,500,000               6,240,000
                                                                                                               -----------
                                                                                                                 8,324,235
                                                                                                               -----------
Real Estate Investment Trusts--4.5%
AMB Property Corp., 7.500%, 6/30/18                                                      7,500,000               8,021,850
EOP Operating LP, 7.500%, 4/19/29                                                        3,500,000               3,724,245
First Industrial, 7.500%, 12/01/17                                                       8,400,000               9,322,908
First Industrial LP, 7.600%, 7/15/28                                                    18,750,000              20,402,250
Highwoods Realty LP, 7.500%, 4/15/18                                                     3,750,000               3,595,987
Security Capital Industrial Trust, 7.625%, 7/01/17                                       3,375,000               3,728,160


                                         LOOMIS SAYLES FIXED INCOME FUNDS     13

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Real Estate Investment Trusts--continued

Spieker Properties, Inc., 7.500%, 10/01/27                       USD                     2,098,000             $ 2,191,739
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                     5,000,000               4,626,400
                                                                                                               -----------
                                                                                                                55,613,539
                                                                                                               -----------
Retail--General--1.6%
Dillon Read Structured Finance Corp.,
   Series A, 6.660%, 8/15/10/\                                                           5,914,633               2,839,024
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                    500,000                 405,000
J.C. Penney Co., Inc., 7.050%, 5/23/05                                                   1,125,000               1,091,250
J.C. Penney Co., Inc., 7.125%, 11/15/23                                                  5,150,000               4,120,000
J.C. Penney Co., Inc., 7.650%, 8/15/16                                                   1,520,000               1,276,800
J.C. Penney Co., Inc., 7.950%, 4/01/17                                                   2,425,000               2,037,000
J.C. Penney Co., Inc., 8.125%, 4/01/27                                                   1,500,000               1,267,500
J.C. Penney Co., Inc., 8.250%, 8/15/22                                                   1,025,000                 876,375
J.C. Penney Co., Inc., 9.750%, 6/15/21                                                     919,000                 845,480
Kmart Corp., 9.780%, 1/05/20/\                                                             499,839                 169,945
Kmart Funding Corp., Series F, 8.800%, 7/01/10/\                                           781,924                 312,769
Woolworth Corp., 8.500%, 1/15/22                                                         4,475,000               4,314,357
                                                                                                               -----------
                                                                                                                19,555,500
                                                                                                               -----------
Shipping--0.6%
American President Cos. Ltd., 8.000%, 1/15/24                                            2,575,000               1,602,937
Seabulk International, Inc., 12.500%, 6/30/07                                            5,564,430               5,675,719
Transportacion Maritima Mexicana SA de CV,
   10.250%, 11/15/06**                                                                   1,250,000                 650,000
                                                                                                               -----------
                                                                                                                 7,928,656
                                                                                                               -----------
Supranational--5.9%
European Bank for Reconstruction & Development,
   Zero Coupon Bond, 2/10/28                                     AUD                    50,000,000               6,366,674
International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                     NZD                   152,375,000              52,909,007
International Bank for Reconstruction & Development,
   5.500%, 11/03/08                                                                      9,500,000               4,295,429
International Bank for Reconstruction & Development,
   8.000%, 5/23/07                                                                      19,000,000               9,498,216
                                                                                                               -----------
                                                                                                                73,069,326
                                                                                                               -----------
Taxable Municipal--0.2%
Orange County, California Pension Obligation,
   Zero Coupon Bond, 9/01/16                                     USD                     5,000,000               2,250,800
                                                                                                               -----------
Telecommunications--2.2%
AT&T Corp., 6.000%, 11/21/06                                     EUR                     2,750,000               2,550,574
Colt Telecom Group Plc, 12.000%, 12/15/06**                      USD                     1,000,000                 645,000
Philippine Long Distance Telephone Co.,
   8.350%, 3/06/17**                                                                     7,000,000               5,086,410
Qwest Capital Funding, Inc., 7.000%, 8/03/09                                             1,000,000                 435,000
Qwest Capital Funding, Inc., 7.250%, 2/15/11                                               250,000                 110,000
Qwest Capital Funding, Inc., 7.750%, 8/15/06                                               500,000                 260,000
Qwest Capital Funding, Inc., 7.750%, 2/15/31                                             3,175,000               1,270,000
Qwest Capital Funding, Inc., 7.900%, 8/15/10                                             1,750,000                 787,500
Sprint Capital Corp., 5.700%, 11/15/03                                                     450,000                 405,000
Sprint Capital Corp., 5.875%, 5/01/04                                                    1,250,000               1,068,750
Sprint Capital Corp., 6.125%, 11/15/08                                                     250,000                 166,250
Sprint Capital Corp., 6.875%, 11/15/28                                                  10,500,000               6,090,000
US West Capital Funding, Inc., 6.500%, 11/15/18                                          3,000,000               1,230,000



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--continued

US West Capital Funding, Inc., 6.875%, 7/15/28                   USD                    18,550,000           $   7,049,000
Williams Communications Group, Inc.,
   11.700%, 8/01/08/\                                                                    3,000,000                 300,000
Williams Communications Group, Inc.,
   11.875%, 8/01/10/\                                                                      500,000                  50,000
                                                                                                             -------------
                                                                                                                27,503,484
                                                                                                             -------------
Telecommunications Equipment--0.6%
Lucent Technologies, Inc., 6.450%, 3/15/29                                              10,560,000               3,379,200
Lucent Technologies, Inc., 6.500%, 1/15/28                                                 500,000                 150,000
Motorola, Inc., 5.800%, 10/15/08                                                           450,000                 415,103
Motorola, Inc., 6.500%, 11/15/28                                                         2,750,000               2,096,627
Motorola, Inc., 7.625%, 11/15/10                                                           600,000                 601,284
Motorola, Inc., 8.000%, 11/01/11                                                         1,000,000                 987,451
Nortel Networks Ltd., 6.125%, 2/15/06**                                                    570,000                 196,650
                                                                                                             -------------
                                                                                                                 7,826,315
                                                                                                             -------------
Telecommunications--Wireless--1.0%
Nextel Communications, Inc., 0.000%, 10/31/07
   (step to 9.750% on 10/31/02)#                                                        12,490,000               9,742,200
Nextel Communications, Inc., 9.375%, 11/15/09                                            3,465,000               2,642,063
Nextel Communications, Inc., 9.500%, 2/01/11                                               500,000                 378,750
PTC International Finance BV, 10.750%, 7/01/07                                             249,000                 253,980
US Unwired, Inc., Series B, 0.000%, 11/01/09
   (step to 13.375% on 11/01/04)#                                                        1,000,000                  50,000
                                                                                                             -------------
                                                                                                                13,066,993
                                                                                                             -------------
Textile & Apparel--0.2%
Kellwood Co., 7.625%, 10/15/17                                                           2,500,000               2,200,273
Phillips Van Heusen Corp., 7.750%, 11/15/23                                              1,000,000                 840,000
                                                                                                             -------------
                                                                                                                 3,040,273
                                                                                                             -------------
Tobacco--1.0%
Philip Morris Cos., Inc., 7.750%, 1/15/27                                               11,085,000              12,586,574
                                                                                                             -------------
Utilities--Electric--2.2%
AES Corp., 8.875%, 11/01/27                                                              5,000,000               1,300,000
Commonwealth Edison Co., 4.750%, 12/01/11                                                  673,000                 593,599
Edison Mission Energy, 7.730%, 6/15/09                                                     750,000                 330,000
Empresa Nacional de Electricidad SA (Endesa),
   7.875%, 2/01/27                                                                       1,000,000                 727,500
Espirito Santo Centrais Eletricas SA,
   10.000%, 7/15/07**                                                                    9,275,000               4,081,000
Panda Funding Corp., 11.625%, 8/20/12                                                    1,402,892               1,122,314
Quezon Power Philippines Co., 8.860%, 6/15/17**                                          7,678,125               5,988,937
Salton Sea Funding Corp., 7.840%, 5/30/10                                                2,500,000               2,313,250
Southern California Edison Co., 7.625%, 1/15/10                                            500,000                 427,500
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                            9,495,000               9,055,154
Texas-New Mexico Power Co., 6.250%, 1/15/09                                              1,000,000                 995,430
                                                                                                             -------------
                                                                                                                26,934,684
                                                                                                             -------------
TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $1,109,573,978)                                                                          1,020,019,026
                                                                                                             -------------


                                         LOOMIS SAYLES FIXED INCOME FUNDS     15

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

CONVERTIBLE BONDS--13.4%

Auto & Related--0.1%
MascoTech, Inc., 4.500%, 12/15/03                                USD                       727,000             $   697,920
                                                                                                               -----------
Biomedical--0.1%
Genzyme Corp., 3.000%, 5/15/21                                                           1,335,000               1,118,063
                                                                                                               -----------
Building & Construction--0.1%
Empresas ICA Sociedad, 5.000%, 3/15/04**                                                 2,045,000               1,022,500
                                                                                                               -----------
Cable--0.2%
Rogers Communications, Inc., 2.000%, 11/26/05**                                          3,000,000               2,081,400
Telewest Communications Plc, 5.250%, 2/19/07**                   GBP                     1,500,000                 376,608
                                                                                                               -----------
                                                                                                                 2,458,008
                                                                                                               -----------
Computer Hardware--0.4%
Maxtor Corp., 5.750%, 3/01/12                                    USD                     6,170,000               3,393,500
Quantum Corp., 7.000%, 8/01/04                                                             881,000                 678,370
Western Digital, Zero Coupon Bond, 2/18/18                                               1,490,000                 625,800
                                                                                                               -----------
                                                                                                                 4,697,670
                                                                                                               -----------
Diversified Operations--0.1%
Corning, Inc., 3.500%, 11/01/08                                                          3,500,000               1,859,375
                                                                                                               -----------
Electronic Components--0.1%
Celestica, Inc., Zero Coupon Bond, 8/01/20                                               2,500,000               1,059,250
Sanmina-SCI Corp., Zero Coupon Bond, 9/12/20                                               500,000                 160,000
                                                                                                               -----------
                                                                                                                 1,219,250
                                                                                                               -----------
Electronic Components--Semiconductors--3.8%
Amkor Technology, Inc., 5.000%, 3/15/07                                                    950,000                 256,500
Analog Devices, Inc., 4.750%, 10/01/05                                                  44,835,000              43,714,125
Analog Devices, Inc., 4.750%, 10/01/05 144A                                              1,000,000                 975,000
Lam Research Corp., 4.000%, 6/01/06                                                        210,000                 160,913
LSI Logic Corp., 4.000%, 2/15/05                                                           500,000                 418,125
Richardson Electronics Ltd., 7.250%, 12/15/06                                              450,000                 371,790
Vitesse Semiconductor Corp., 4.000%, 3/15/05                                             2,300,000               1,653,125
                                                                                                               -----------
                                                                                                                47,549,578
                                                                                                               -----------
Electronic Measuring Instruments--0.1%
Thermedics, Inc., Zero Coupon Bond, 6/01/03                                                950,000                 926,250
                                                                                                               -----------
Healthcare--Drugs--0.2%
Human Genome Sciences, Inc., 3.750%, 3/15/07                                             2,950,000               1,928,710
                                                                                                               -----------
Office Equipment--1.1%
Xerox Corp., 0.570%, 4/21/18                                                            24,500,000              13,842,500
                                                                                                               -----------
Oil & Gas Drilling Equipment--0.0%
Parker Drilling Co., 5.500%, 8/01/04                                                       500,000                 441,250
                                                                                                               -----------
Oil & Gas Exploration--0.3%
Devon Energy Corp., 4.900%, 8/15/08                                                      1,400,000               1,402,520
Devon Energy Corp., 4.950%, 8/15/08                                                      2,600,000               2,601,560
                                                                                                               -----------
                                                                                                                 4,004,080
                                                                                                               -----------
Pharmaceutical--0.5%
Affymetrix, Inc., 4.750%, 2/15/07                                                          200,000                 160,500
Affymetrix, Inc., 4.750%, 2/15/07 144A                                                   1,000,000                 802,500
Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                                        7,250,000               4,785,000
                                                                                                               -----------
                                                                                                                 5,748,000
                                                                                                               -----------



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Retail--General--0.0%
CML Group, Inc., 5.500%, 1/15/03/\                               USD                     1,224,000           $         379
                                                                                                             -------------
Telecommunications--0.6%
Colt Telecom Group Plc, 2.000%, 3/29/06                          EUR                     1,500,000                 682,545
Colt Telecom Group Plc, 2.000%, 12/16/06                                                 8,475,000               3,722,535
Colt Telecom Group Plc, 2.000%, 4/03/07**                                                3,975,000               1,844,056
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**                                             275,000                 238,866
Verizon Global Funding Corp.,
   Zero Coupon Bond, 5/15/21                                                             1,000,000                 541,800
                                                                                                             -------------
                                                                                                                 7,029,802
                                                                                                             -------------
Telecommunications Equipment--0.0%
Broadband Technologies, Inc., 5.000%, 5/15/49/\                  USD                     9,800,000                 245,000
                                                                                                             -------------
Telecommunications--Wireless--0.0%
Nextel Communications, Inc., 6.000%, 6/01/11                                               450,000                 322,875
                                                                                                             -------------
Textile & Apparel--0.0%
Dixie Yarns, Inc., 7.000%, 5/15/12                                                         214,000                 117,700
                                                                                                             -------------
Tobacco--5.7%
Loews Corp., 3.125%, 9/15/07                                                            81,700,000              70,360,040
                                                                                                             -------------
Trucking & Freight--0.0%
Builders Transportation, Inc., 8.000%, 8/15/05/\                                         1,000,000                   1,250
Preston Corp., 7.000%, 5/01/11                                                             750,000                 623,438
                                                                                                             -------------
                                                                                                                   624,688
                                                                                                             -------------
TOTAL CONVERTIBLE BONDS
   (Identified Cost $183,930,189)                                                                              166,213,638
                                                                                                             -------------
TOTAL BONDS AND NOTES
   (Identified Cost $1,293,504,167)                                                                          1,186,232,664
                                                                                                             -------------
                                                                                            Shares
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.3% of net assets

Auto Components--0.1%
Magna International, Inc., Class A                                                          16,965                 956,487
                                                                                                             -------------
Energy Equipment & Services--0.2%
Diamond Offshore Drilling, Inc.                                                            127,777               2,549,151
                                                                                                             -------------
Telecommunication Services--Diversified--0.0%
Loxley Public Co. Ltd.*                                                                  3,054,316                 550,391
                                                                                                             -------------
TOTAL COMMON STOCKS
   (Identified Cost $6,679,640)                                                                                  4,056,029
                                                                                                             -------------
PREFERRED STOCKS--2.1% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.1%

Real Estate Investment Trusts--0.6%
Developers Diversified Realty Corp., Class C, 8.375%                                         3,000                  75,000
Equity Residential Properties Trust, Series L, 7.625%                                       45,218               1,116,885
First Industrial Realty Trust, Inc., Series D, 7.950%                                       32,700                 804,747
First Industrial Realty Trust, Inc., Series E, 7.900%                                      154,200               3,808,740
Highwoods Properties, Inc., Series B, 8.000%                                                60,500               1,445,950
Highwoods Properties, Inc., Series D, 8.000%                                                12,000                 282,600
                                                                                                             -------------
                                                                                                                 7,533,922
                                                                                                             -------------

                                         LOOMIS SAYLES FIXED INCOME FUNDS     17

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                            Shares                 Value +
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--continued

Telecommunications--Wireless--0.1%
Nextel Communications, Inc., 11.125% PIK                                                     2,033             $ 1,219,800
                                                                                                               -----------
Utilities--Electric--0.4%
Central Maine Power Co., 3.500%                                                              2,230                 110,942
Connecticut Light & Power Co., $1.90                                                         2,925                  80,803
Entergy Louisiana, Inc., 4.160%                                                              2,600                 134,550
Entergy Mississippi, Inc., 4.360%                                                            5,000                 270,500
MDU Resources Group, Inc., 5.100%                                                            3,330                 331,335
Pacific Gas & Electric Co., Series D, 5.000%/\                                              75,000               1,091,250
Pacific Gas & Electric Co., Series H, 4.500%/\                                              45,000                 663,750
PECO Energy Co., $3.80                                                                         300                  17,700
Public Service Co., 4.000%                                                                     360                  21,780
Southern California Edison Co., 4.320%                                                      50,700                 608,400
Southern California Edison Co., 7.230%                                                       6,512                 588,319
Xcel Energy, Inc., $3.60                                                                     1,100                  49,500
                                                                                                               -----------
                                                                                                                 3,968,829
                                                                                                               -----------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $11,242,849)                                                                                12,722,551
                                                                                                               -----------
CONVERTIBLE PREFERRED STOCKS--1.0%

Building Materials--0.0%
Owens Corning, 6.500%/\                                                                    133,000                       0
                                                                                                               -----------
Financial Services--0.2%
Newell Financial Trust I, 5.250%                                                            55,000               2,475,000
                                                                                                               -----------
Metals & Mining--0.0%
Bethlehem Steel Corp., $3.50/\                                                             109,050                 109,050
                                                                                                               -----------
Natural Gas--0.1%
Western Gas Resources, Inc., $2.625                                                         25,000               1,192,500
                                                                                                               -----------
Oil & Gas--0.1%
Chesapeake Energy Corp., 6.750%                                                             32,600               1,701,720
                                                                                                               -----------
Real Estate Investment Trusts--0.2%
Equity Residential Properties Trust, 7.250%                                                 84,200               1,970,280
                                                                                                               -----------
Telecommunication Services--Diversified--0.4%
Philippine Long Distance Telephone Co., $3.50 GDS**                                        318,875               5,172,152
                                                                                                               -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $26,611,780)                                                                                12,620,702
                                                                                                               -----------
TOTAL PREFERRED STOCKS
   (Identified Cost $37,854,629)                                                                                25,343,253
                                                                                                               -----------
WARRANTS--0.0% of net assets

Forest & Paper Products--0.0%
Asia Pulp & Paper Ltd., expiring 03/15/05 144A/\*                                            4,800                     302
                                                                                                               -----------
TOTAL WARRANTS
   (Identified Cost $0)                                                                                                302
                                                                                                               -----------



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.5% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$6,079,144 on 10/01/02 collateralized by
$5,705,000 U.S. Treasury Bond, 5.250% due
11/15/28 with a value of $6,203,292                              USD                     6,079,000          $    6,079,000
                                                                                                            --------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $6,079,000)                                                                                  6,079,000
                                                                                                            --------------
TOTAL INVESTMENTS--98.5%
   (Identified Cost $1,344,117,436)@                                                                         1,221,711,248
   Cash and Other Assets, Less Liabilities--1.5%                                                                18,803,186
                                                                                                            --------------
NET ASSETS--100%                                                                                            $1,240,514,434
                                                                                                            ==============


+    See Note 1.

**   Foreign issued security

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

/\   Security in default

*    Non-income producing security

PIK  All or a portion of income may be received as additional securities.

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $1,344,594,025 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $64,573,633 and $187,456,410, respectively, resulting in net unrealized depreciation of $122,882,777.

     Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
     Euro; GBP: Great British Pound; GDS: Global Depository Shares; NOK:
     Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.

                                         LOOMIS SAYLES FIXED INCOME FUNDS     19

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Global Bond Fund


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--97.3% of net assets

NON-CONVERTIBLE BONDS--95.8%

Australia--4.1%
New South Wales Trust, 6.500%, 5/01/06                           AUD                     1,900,000              $1,050,992
Queensland Treasury, 8.000%, 9/14/07                                                     2,100,000               1,273,145
                                                                                                                ----------
                                                                                                                 2,324,137
                                                                                                                ----------
Austria--1.0%
Sappi Papier Holding AG, 6.750%, 6/15/12 144A                    USD                       500,000                 550,335
                                                                                                                ----------
Belgium--1.1%
Kingdom of Belgium, 3.750%, 3/28/09                              EUR                       630,000                 609,529
                                                                                                                ----------
Brazil--0.6%
Brazil Development Funding Corp.,
   9.625%, 12/12/11 144A                                         USD                       350,000                 171,500
Republic of Brazil, 8.875%, 4/15/24                                                         25,000                  10,000
Republic of Brazil C Bond, 8.000%, 4/15/14                                                 307,853                 150,478
                                                                                                                ----------
                                                                                                                   331,978
                                                                                                                ----------

Canada--7.1%
Alcan, Inc., 5.500%, 5/02/06                                     EUR                       900,000                 922,369
Alliance Pipeline LP, 7.877%, 12/31/25 144A                      USD                       150,000                 160,453
Brascan Corp., 8.125%, 12/15/08                                                            240,000                 266,612
Calpine Canada Energy Finance, 8.750%, 10/15/07                  CAD                       125,000                  31,936
Falconbridge Ltd., 7.350%, 6/05/12                               USD                       300,000                 321,240
Ford Motor Credit Co., 7.163%, 4/23/07                           CAD                       250,000                 155,498
Inco Ltd., 7.200%, 9/15/32                                       USD                       225,000                 226,030
Ontario Electricity Finance Corp., 5.375%, 6/02/03               CAD                     1,105,000                 708,303
Province of Ontario, 5.700%, 12/01/08                                                      100,000                  66,700
Province of Ontario, 6.250%, 12/03/08                            NZD                     1,160,000                 543,624
Province of Saskatchewan, 5.750%, 3/05/29                        CAD                       875,000                 540,676
Rogers Cablesystems Ltd., 9.650%, 1/15/14                                                  150,000                  86,346
                                                                                                                ----------
                                                                                                                 4,029,787
                                                                                                                ----------
Cayman Island--0.8%
Enersis SA, 7.400%, 12/01/16                                     USD                       400,000                 309,756
PDVSA Finance Ltd., 7.400%, 8/15/16                                                        230,000                 169,050
                                                                                                                ----------
                                                                                                                   478,806
                                                                                                                ----------
Chile--0.4%
Empresa Nacional de Electricidad SA (Endesa),
   7.875%, 2/01/27                                                                         350,000                 254,625
                                                                                                                ----------
Colombia--0.4%
Republic of Colombia, 10.000%, 1/23/12                                                     250,000                 202,500
                                                                                                                ----------
Denmark--3.3%
Kingdom of Denmark, 4.000%, 8/15/08                              DKK                     2,225,000                 293,850
Kingdom of Denmark, 5.000%, 8/15/05                                                      2,120,000                 291,701
Kommunekredit, 5.000%, 6/07/06                                   NOK                     4,820,000                 615,875
Rohm & Haas Denmark A/S, 6.000%, 3/09/07                         EUR                       650,000                 681,136
                                                                                                                ----------
                                                                                                                 1,882,562
                                                                                                                ----------
Finland--2.3%
Republic of Finland, 5.000%, 7/04/07                                                     1,240,000               1,291,885
                                                                                                                ----------
France--4.6%
Dexia Municipal Agency, 5.500%, 4/25/06                                                  2,525,000               2,644,581
                                                                                                                ----------



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Germany--6.8%
Allgemeine HypothekenBank AG, 4.250%, 1/20/14                    EUR                       150,000              $  141,106
Bayerische Vereinsbank, 6.000%, 1/23/06                                                  1,550,000               1,637,787
Kreditanstalt Wiederauf, 5.250%, 1/04/10                                                   315,000                 330,431
Kreditanstalt Wiederauf, 6.000%, 2/09/06                                                 1,062,421               1,126,788
Muenchener Hypothekenbank eG, 5.000%, 1/16/12                                              640,000                 652,717
                                                                                                                ----------
                                                                                                                 3,888,829
                                                                                                                ----------
Hong Kong--0.5%
Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**             USD                       300,000                 288,000
                                                                                                                ----------
Ireland--2.0%
Republic of Ireland, 4.600%, 4/18/16                                                     1,150,000               1,118,875
                                                                                                                ----------
Italy--4.0%
Republic of Italy, 4.500%, 3/01/07                                                       2,220,000               2,264,219
                                                                                                                ----------
Luxembourg--0.1%
PTC International Finance II, 11.250%, 12/01/09                  EUR                        75,000                  75,972
                                                                                                                ----------
Malaysia--1.7%
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                    USD                     1,000,000                 953,676
                                                                                                                ----------
Mexico--3.8%
Petroleos Mexicanos, 8.625%, 12/01/23 144A                                                 900,000                 882,000
Petroleos Mexicanos, 9.500%, 9/15/27                                                       500,000                 512,500
United Mexican States, 8.375%, 1/14/11                                                     750,000                 789,375
                                                                                                                ----------
                                                                                                                 2,183,875
                                                                                                                ----------
Netherlands--3.2%
Deutsche Telekom AG, 5.250%, 5/20/08                             EUR                       200,000                 191,586
GMAC International Finance BV, 8.000%, 3/14/07                   NZD                     1,125,000                 526,666
Koninklijke Philips Electric NV, 6.125%, 5/16/11                 EUR                       445,000                 457,905
Mannesmann Finance BV, 4.750%, 5/27/09                                                     250,000                 237,805
PTC International Finance BV, 10.750%, 7/01/07                   USD                        95,000                  96,900
Repsol International Finance BV, 5.750%, 12/04/06                EUR                       300,000                 282,435
                                                                                                                ----------
                                                                                                                 1,793,297
                                                                                                                ----------
Norway--0.4%
Government of Norway, 5.750%, 11/30/04                           NOK                     1,800,000                 240,841
                                                                                                                ----------
Philippines--1.3%
Bangko Sentral Pilipinas, 8.600%, 6/15/27**                      USD                       600,000                 503,250
Philippine Long Distance Telephone Co.,
   11.375%, 5/15/12                                                                        225,000                 216,000
                                                                                                                ----------
                                                                                                                   719,250
                                                                                                                ----------
South Africa--2.6%
Republic of South Africa, 8.500%, 6/23/17                                                1,400,000               1,484,000
                                                                                                                ----------
South Korea--2.3%
Korea Electric Power Corp., 7.750%, 4/01/13                                                375,000                 451,729
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                                        850,000                 867,000
                                                                                                                ----------
                                                                                                                 1,318,729
                                                                                                                ----------
Spain--1.5%
Government of Spain, 5.400%, 7/30/11                             EUR                       800,000                 846,099
                                                                                                                ----------
Supranational--8.2%
Asian Development Bank, 5.375%, 9/15/03                          AUD                     1,500,000                 818,084
Corporacion Andina De Fomento, 6.875%, 3/15/12                   USD                       175,000                 187,087
Eurofima, 6.500%, 8/22/11                                        AUD                       750,000                 429,377


                                         LOOMIS SAYLES FIXED INCOME FUNDS     21

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Supranational--continued
European Investment Bank, 6.000%, 11/26/04                       GBP                       180,000             $   293,938
Inter-American Development Bank, 5.500%, 3/30/10                 EUR                     1,735,000               1,854,672
International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                     NZD                     1,500,000                 520,843
Nordic Investment Bank, 5.250%, 4/20/06                          SEK                     4,900,000                 534,476
                                                                                                                ----------
                                                                                                                 4,638,477
                                                                                                                ----------
Sweden--2.8%
Government of Sweden, 5.250%, 3/15/11                                                   14,450,000               1,597,863
                                                                                                                ----------
Thailand--0.9%
Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                    USD                       555,000                 535,575
                                                                                                                ----------
Trinidad and Tobago--1.6%
Republic of Trinidad & Tobago, 9.750%, 7/01/20 144A                                        765,000                 891,225
                                                                                                                ----------
United Kingdom--2.7%
Permanent Finance Plc, 5.100%, 6/10/09                           EUR                       700,000                 718,779
United Kingdom Treasury, 6.250%, 11/25/10                        GBP                       475,000                 842,269
                                                                                                                ----------
                                                                                                                 1,561,048
                                                                                                                ----------
United States--24.0%
AT&T Corp., 6.000%, 11/21/06                                     EUR                       300,000                 278,244
CIT Group, Inc., 5.500%, 5/16/05                                                           350,000                 334,568
Citi Credit Card Issuance Trust, 5.375%, 4/10/13                 EUR                       375,000                 387,726
Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                  USD                       250,000                 243,182
Cox Communications, Inc., 6.400%, 8/01/08                                                  375,000                 359,899
Dana Corp., 9.000%, 8/15/11                                      EUR                       200,000                 182,802
Delta Air Lines, Inc., 10.125%, 5/15/10                          USD                       240,000                 144,000
Dominion Resources, Inc., 5.700%, 9/17/12                                                  175,000                 180,260
Dow Chemical Co., 6.000%, 10/01/12                                                         200,000                 210,792
El Paso Corp., 5.750%, 3/14/06                                                             300,000                 191,557
El Paso Corp., 7.750%, 1/15/32                                                             100,000                  65,000
ERAC USA Finance Co., 7.350%, 6/15/08 144A                                                 450,000                 494,475
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31                                         370,510                 364,063
Federal Home Loan Mortgage Corp., 5.125%, 1/15/12                EUR                     1,770,000               1,808,401
Federal Home Loan Mortgage Corp., 6.000%, 4/01/17                USD                       280,391                 291,337
Federal National Mortgage Association, 6.022%, 11/25/10                                    600,000                 675,030
Federal National Mortgage Association, 6.375%, 8/15/07           AUD                       275,000                 155,074
First Industrial LP, 7.600%, 7/15/28                             USD                       550,000                 598,466
Ford Motor Co., 6.375%, 2/01/29                                                            605,000                 438,129
Fort James Corp., 4.750%, 6/29/04                                EUR                       500,000                 420,977
Hasbro, Inc., 6.600%, 7/15/28                                    USD                       200,000                 154,000
Household Finance Corp., 5.125%, 6/24/09                         EUR                       900,000                 747,498
IMC Global, Inc., Series B, 10.875%, 6/01/08                     USD                       225,000                 244,381
Lear Corp., 8.125%, 4/01/08                                      EUR                       200,000                 195,929
National Rural Utilities Cooperative Finance
   Corp., 4.125%, 2/24/06                                                                  625,000                 584,920
News America Holdings, Inc., 8.625%, 2/07/14                     AUD                     1,240,000                 678,591
Noranda, Inc., 7.250%, 7/15/12                                   USD                       200,000                 212,088
Pioneer Natural Resources Co., 6.500%, 1/15/08                                             150,000                 149,250
Pioneer Natural Resources Co., 7.200%, 1/15/28                                             125,000                 113,750
Popular North America, Inc., Series E,
   6.125%, 10/15/06                                                                        200,000                 213,532



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

United States--continued
Qwest Capital Funding, Inc., 7.250%, 2/15/11                     USD                       130,000             $    57,200
Raytheon Co., 6.400%, 12/15/18                                                             250,000                 249,595
Sprint Capital Corp., 6.875%, 11/15/28                                                     380,000                 220,400
Starwood Hotels & Resorts Worldwide, Inc.,
   7.875%, 5/01/12 144A                                                                    250,000                 249,220
Teck Cominco Ltd., 7.000%, 9/15/12                                                         200,000                 204,924
Tiverton Power Associates Ltd., 9.000%, 7/15/18 144A                                       500,000                 305,000
UnumProvident Corp., 6.750%, 12/15/28                                                      450,000                 410,755
US West Capital Funding, Inc., 6.875%, 7/15/28                                             500,000                 190,000
Yum! Brands, Inc., 7.700%, 7/01/12                                                         350,000                 360,500
                                                                                                               -----------
                                                                                                                13,653,515
                                                                                                               -----------
Uruguay--0.2%
Republic of Uruguay, 7.625%, 1/20/12                                                       330,000                 138,600
                                                                                                               -----------
TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $52,366,250)                                                                                54,504,690
                                                                                                               -----------
CONVERTIBLE BONDS--1.5%

United States--1.4%
Analog Devices, Inc., 4.750%, 10/01/05                                                     300,000                 292,500
Genzyme Corp., 3.000%, 5/15/21                                                             300,000                 251,250
Lam Research Corp., 4.000%, 6/01/06                                                        200,000                 153,250
LSI Logic Corp., 4.000%, 2/15/05                                                           100,000                  83,625
                                                                                                               -----------
                                                                                                                   780,625
                                                                                                               -----------
Canada--0.1%
Celestica, Inc., Zero Coupon Bond, 8/01/20                                                 200,000                  84,740
                                                                                                               -----------

TOTAL CONVERTIBLE BONDS
   (Identified Cost $855,118)                                                                                      865,365
                                                                                                               -----------
TOTAL BONDS AND NOTES
   (Identified Cost $53,221,368)                                                                                55,370,055
                                                                                                               -----------
SHORT-TERM INVESTMENT--4.6% of net assets
Repurchase Agreement with State Street Corp., dated 9/30/02 at
0.850% to be repurchased at $2,645,062 on 10/01/02 collateralized by $2,485,000 U.S. Treasury Bond, 5.250% due 11/15/28 with a
value of $2,702,047                                                                      2,645,000               2,645,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $2,645,000)                                                                                  2,645,000
                                                                                                               -----------
TOTAL INVESTMENTS--101.9%
   (Identified Cost $55,866,368)@                                                                               58,015,055
   Liabilities, Less Cash and Other Assets--(1.9%)                                                              (1,102,198)
                                                                                                               -----------
NET ASSETS--100%                                                                                               $56,912,857
                                                                                                               ===========


                                         LOOMIS SAYLES FIXED INCOME FUNDS     23

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

--------------------------------------------------------------------------------
 +    See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

**   Foreign issued security

@ At September 30, 2002, the net unrealized appreciation on investments based on cost of $55,950,254 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,612,448 and $2,547,647, respectively, resulting in net unrealized appreciation of $2,064,801.

     Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; DKK:
     Danish Krone; EUR: Euro; GBP: Great British Pound; NOK: Norwegian Krone;
     NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar

      Ten Largest Sector Holdings at September 30, 2002 as a Percentage of Net Assets

              Foreign Government/Agency                     33.2%
              Banks/Savings & Loans                          9.1
              Banking & Finance                              6.6
              Utilities--Electric                            5.8
              Supranational                                  5.8
              Financial Services                             5.7
              Telecommunications                             4.8
              Government Agencies                            3.5
              Electronic Components--Semiconductors          2.5
              Metals & Mining                                2.4

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Investment Grade Bond Fund


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--93.7% of net assets

NON-CONVERTIBLE BONDS--85.6%

Aerospace/Defense--2.7%
Raytheon Co., 6.400%, 12/15/18                                   USD                     5,500,000              $5,491,090
Raytheon Co., 7.200%, 8/15/27                                                              250,000                 268,390
Raytheon Co., 7.375%, 7/15/25                                                              145,000                 150,813
                                                                                                                ----------
                                                                                                                 5,910,293
                                                                                                                ----------
Airlines--1.1%
American Airlines, Inc., Class B, 8.608%, 4/01/11                                        1,000,000               1,018,545
Continental Airlines, Inc., Class B, 6.703%, 6/15/21                                       488,618                 447,061
Delta Air Lines, Inc., 8.300%, 12/15/29                                                    650,000                 312,000
US Airways, 6.850%, 1/30/18                                                                909,593                 712,475
                                                                                                                ----------
                                                                                                                 2,490,081
                                                                                                                ----------
Air Transport--0.5%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                        518,913                 438,686
Atlas Air, Inc., Series A, 7.380%, 1/02/18                                                 649,511                 556,436
                                                                                                                ----------
                                                                                                                   995,122
                                                                                                                ----------
Asset-Backed Securities--1.5%
Community Program Loan Trust, 4.500%, 10/01/18                                           1,753,421               1,777,668
Community Program Loan Trust, 4.500%, 4/01/29                                            1,700,000               1,500,515
                                                                                                                ----------
                                                                                                                 3,278,183
                                                                                                                ----------
Auto & Related--3.8%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                                  375,000                 284,093
Delphi Automotive Systems Corp., 7.125%, 5/01/29                                         3,150,000               3,214,229
Ford Motor Co., 6.375%, 2/01/29                                                          2,500,000               1,810,450
General Motors Corp., 6.750%, 5/01/28                                                      700,000                 584,633
TRW, Inc., 6.650%, 1/15/28                                                               1,225,000               1,165,306
TRW, Inc., 7.750%, 6/01/29                                                               1,100,000               1,183,480
                                                                                                                ----------
                                                                                                                 8,242,191
                                                                                                                ----------
Banks/Savings & Loans--0.2%
Key Bank NA, 6.950%, 2/01/28                                                               100,000                 109,578
Keycorp Capital III, 7.750%, 7/15/29                                                       250,000                 275,260
                                                                                                                ----------
                                                                                                                   384,838
                                                                                                                ----------
Cable--1.9%
Cox Communications, Inc. Class A, 6.750%, 3/15/11                                        3,750,000               3,677,475
Cox Communications, Inc. Class A, 6.800%, 8/01/28                                          500,000                 417,415
                                                                                                                ----------
                                                                                                                 4,094,890
                                                                                                                ----------
Canadian--12.5%
Alberta Municipal Funding Corp., 5.700%, 9/01/11 CAD                                       220,000                 144,563
Canadian Government, Zero Coupon Bond, 6/01/22                                          10,500,000               2,233,999
Canadian Government, Zero Coupon Bond, 6/01/25                                           4,615,000                 822,793
Canadian Government, 3.500%, 6/01/04                                                     3,925,000               2,489,200
New Brunswick FM Project, 0.000%, 11/30/27
   (step to 6.470% on 5/30/03)#                                                             75,000                  47,540
Ontario Hydro, Zero Coupon Bond, 10/15/21                                                4,165,000                 828,717
Ontario Hydro (Certificate of Deposit),
   Zero Coupon Bond, 5/26/25                                                            10,250,000               1,649,169
Province of Alberta, 5.930%, 9/16/16                                                        41,062                  27,414
Province of British Columbia, Zero Coupon Bond, 6/09/14                                  6,600,000               2,143,043
Province of British Columbia, Zero Coupon Bond, 9/05/20                                  2,250,000                 470,978
Province of British Columbia, Zero Coupon Bond, 6/09/22                                    250,000                  46,671
Province of British Columbia, Zero Coupon Bond, 8/19/22                                    605,000                 111,550


                                 [LOGO] LOOMIS SAYLES FIXED INCOME FUNDS     25

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Canadian--continued

Province of British Columbia, Zero Coupon Bond, 8/23/24 CAD                              4,850,000             $   786,488
Province of British Columbia, Zero Coupon Bond, 11/19/27                                 3,800,000                 507,410
Province of British Columbia, Zero Coupon Bond, 6/18/29                                 15,550,000               1,910,104
Province of Manitoba, Zero Coupon Bond, 7/22/13                                          5,000,000               1,723,947
Province of Manitoba, Zero Coupon Bond, 3/05/31                                         25,100,000               3,040,121
Province of Manitoba, 6.500%, 9/22/17                                                       25,000                  17,319
Province of Manitoba, 7.750%, 12/22/25                                                      55,000                  42,784
Province of Nova Scotia, 6.600%, 6/01/27                                                   500,000                 337,737
Province of Ontario, Zero Coupon Bond, 7/13/22                                           2,000,000                 373,883
Province of Ontario, Zero Coupon Bond, 6/02/27                                           2,200,000                 319,494
Province of Saskatchewan, Zero Coupon Bond, 4/10/14                                      6,600,000               2,166,692
Province of Saskatchewan, 4.750%, 12/01/06                                               7,500,000               4,847,227
Province of Saskatchewan, 5.750%, 3/05/29                                                  350,000                 216,271
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 2/04/22                                                               650,000                 124,227
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 5/30/25                                                               215,000                  33,176
                                                                                                               -----------
                                                                                                                27,462,517
                                                                                                               -----------
Chemicals--0.2%
IMC Global, Inc., 7.300%, 1/15/28                                USD                       500,000                 388,885
                                                                                                               -----------
Computers--0.2%
Dell Computer Corp., 7.100%, 4/15/28                                                       400,000                 436,848
                                                                                                               -----------
Consumer Products--0.1%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                       150,000                 122,820
                                                                                                               -----------
Electronic Components--Semiconductors--1.4%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                                      3,115,000               3,177,300
                                                                                                               -----------
Entertainment--1.3%
Time Warner, Inc., 6.625%, 5/15/29                                                       3,840,000               2,917,862
                                                                                                               -----------
Financial Services--6.1%
Capital One Bank, 6.700%, 5/15/08                                                        1,000,000                 896,400
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                                             50,000                  31,000
CIT Group, Inc., 5.500%, 5/16/05                                                         1,350,000               1,290,476
CIT Group, Inc., 5.625%, 5/17/04                                                           250,000                 255,618
CIT Group, Inc., 6.500%, 2/07/06                                                           750,000                 778,972
CIT Group, Inc., 7.750%, 4/02/12                                                         2,000,000               2,175,886
ERAC USA Finance Co., 6.800%, 2/15/08 144A                                               1,000,000               1,074,214
Ford Motor Credit Co., 5.800%, 1/12/09                                                     750,000                 670,635
Ford Motor Credit Co., 6.500%, 1/25/07                                                     700,000                 676,256
General Motors Acceptance Corp., 6.875%, 9/15/11                                         1,500,000               1,467,480
General Motors Acceptance Corp., 7.500%, 12/01/06                NZD                     2,250,000               1,047,721
GMAC International Finance BV, 8.000%, 3/14/07                                             950,000                 444,740
Kommunekredit, 5.000%, 6/07/06                                   NOK                    19,100,000               2,440,500
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                 USD                       200,000                 138,000
                                                                                                               -----------
                                                                                                                13,387,898
                                                                                                               -----------
Foreign Government/Agency--9.1%
Government of New Zealand, 6.000%, 11/15/11                      NZD                     5,150,000               2,413,382
Government of Norway, 5.750%, 11/30/04                           NOK                    21,550,000               2,883,395
Government of Sweden, 5.250%, 3/15/11                            SEK                    41,000,000               4,533,728
Kingdom of Norway, 6.750%, 1/15/07                               NOK                    15,000,000               2,078,863
Petroleos Mexicanos, 8.625%, 12/01/23 144A                       USD                     2,920,000               2,861,600
Republic of Brazil, 10.125%, 5/15/27                                                        10,000                   4,150



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Foreign Government/Agency--continued

Republic of Brazil, 11.000%, 8/17/40                             USD                       250,000             $   109,375
Republic of Brazil C Bond, 8.000%, 4/15/14                                               1,847,113                 902,869
Republic of Peru, 4.000%, 3/07/17
   (step to 4.500% on 3/07/03)#                                                            250,000                 149,700
Republic of South Africa, 8.500%, 6/23/17                                                  200,000                 212,000
Republic of South Africa, 12.500%, 12/21/06                      ZAR                       200,000                  18,901
Republic of South Africa, 13.000%, 8/31/10                                               2,375,000                 237,669
Republic of Venezuela, 9.250%, 9/15/27                           USD                       100,000                  66,400
South Australia Government Finance Authority,
   Zero Coupon Bond, 12/21/15                                    AUD                     1,000,000                 254,396
United Mexican States, 7.500%, 1/14/12                           USD                     1,500,000               1,522,500
United Mexican States, 8.300%, 8/15/31                                                     750,000                 727,500
United Mexican States, 8.375%, 1/14/11                                                     900,000                 947,250
                                                                                                               -----------
                                                                                                                19,923,678
                                                                                                               -----------
Forest & Paper Products--3.2%
Boise Cascade Corp., 7.350%, 2/01/16                                                       500,000                 481,878
Fort James Corp., 4.750%, 6/29/04                                EUR                     2,000,000               1,683,907
Georgia-Pacific Group, 7.375%, 12/01/25                          USD                     1,550,000               1,017,436
Georgia-Pacific Group, 7.750%, 11/15/29                                                    600,000                 408,882
Pindo Deli Finance Mauritius Ltd.,
   10.750%, 10/01/07/\**                                                                   100,000                  23,500
Pindo Deli Finance Mauritius Ltd.,
   10.875%, 10/01/27/\**                                                                   100,000                  20,000
Westvaco Corp., 7.000%, 8/15/23                                                            200,000                 207,684
Weyerhaeuser Co., 6.750%, 3/15/12 144A                                                     400,000                 433,284
Weyerhaeuser Co., 6.950%, 10/01/27                                                         500,000                 507,870
Weyerhaeuser Co., 7.125%, 7/15/23                                                        1,000,000               1,036,540
Weyerhaeuser Co., 7.375%, 3/15/32 144A                                                   1,000,000               1,084,500
                                                                                                               -----------
                                                                                                                 6,905,481
                                                                                                               -----------
Government Agencies--11.6%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07                EUR                     9,300,000               9,456,787
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31               USD                       492,398                 483,830
Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                                        6,000,000               6,493,200
Federal Home Loan Mortgage Corp., 5.500%, 9/15/11                                          250,000                 273,222
Federal National Mortgage Association,
   Zero Coupon Bond, 10/29/07                                    NZD                       700,000                 238,710
Federal National Mortgage Association, 4.250%, 7/15/07           USD                     3,000,000               3,148,920
Federal National Mortgage Association, 5.375%, 11/15/11                                  3,550,000               3,834,231
Federal National Mortgage Association, 6.375%, 8/15/07           AUD                     2,500,000               1,409,763
                                                                                                               -----------
                                                                                                                25,338,663
                                                                                                               -----------
Healthcare--Services--3.1%
Anthem, Inc., 6.800%, 8/01/12                                    USD                     2,000,000               2,104,080
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                                            650,000                 592,371
Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                                            250,000                 243,183
Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                                             120,000                 116,413
HCA, Inc., 6.300%, 10/01/12                                                              2,500,000               2,470,755
HCA, Inc., 6.950%, 5/01/12                                                               1,250,000               1,289,575
                                                                                                               -----------
                                                                                                                 6,816,377
                                                                                                               -----------
Home Builders--0.1%
Lennar Corp., 7.625%, 3/01/09                                                              250,000                 248,750
Pulte Corp., 7.625%, 10/15/17                                                               25,000                  28,309
                                                                                                               -----------
                                                                                                                   277,059
                                                                                                               -----------


                                  [LOGO] LOOMIS SAYLES FIXED INCOME FUNDS     27

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Insurance--0.9%
UnumProvident Corp., 6.750%, 12/15/28                            USD                     2,175,000              $1,985,318
                                                                                                                ----------
Metals & Mining--0.7%
Teck Cominco Ltd., 7.000%, 9/15/12                                                       1,500,000               1,536,927
                                                                                                                ----------
Mortgage Related--1.6%
Bank of America Commercial Mortgage, Inc.,
   5.460%, 4/11/37                                                                       3,000,000               3,203,155
Federal National Mortgage Association, 6.000%, 7/01/29                                     352,030                 362,781
                                                                                                                ----------
                                                                                                                 3,565,936
                                                                                                                ----------
Natural Gas--3.1%
Coastal Corp., 6.950%, 6/01/28                                                           2,425,000               1,527,750
El Paso Corp., 5.750%, 3/14/06                                                           2,200,000               1,404,750
El Paso Corp., 7.000%, 5/15/11                                                             375,000                 251,250
El Paso Energy Corp., 6.750%, 5/15/09                                                    1,150,000                 747,500
KN Capital Trust, 7.630%, 4/15/28                                                        1,000,000                 969,014
Southern Natural Gas Co., 7.350%, 2/15/31                                                  750,000                 596,265
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                               700,000                 545,587
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                                815,000                 653,548
                                                                                                                ----------
                                                                                                                 6,695,664
                                                                                                                ----------
Oil & Gas Drilling Equipment--1.1%
Ensco International, Inc., 6.750%, 11/15/07                                                250,000                 282,130
Ensco International, Inc., 7.200%, 11/15/27                                                250,000                 273,640
Global Marine, Inc., 7.000%, 6/01/28                                                       250,000                 276,703
Transocean Sedco Forex, Inc., 7.375%, 4/15/18                                              600,000                 682,128
Transocean Sedco Forex, Inc., 7.500%, 4/15/31                                              750,000                 845,160
                                                                                                                ----------
                                                                                                                 2,359,761
                                                                                                                ----------
Oil & Gas Exploration--0.7%
Devon Financing Corp. LLC, 7.875%, 9/30/31                                                 500,000                 595,172
Kerr-McGee Corp., 7.125%, 10/15/27                                                         200,000                 222,130
Pioneer Natural Resources Co., 7.200%, 1/15/28                                              40,000                  36,400
Transgas De Occidente SA, 9.790%, 11/01/10 144A**                                           90,633                  84,289
Union Pacific Resources Group, Inc., 7.150%, 5/15/28                                       600,000                 666,414
                                                                                                                ----------
                                                                                                                 1,604,405
                                                                                                                ----------
Oil & Gas--Major Integrated--0.4%
PDVSA Finance Ltd., 7.400%, 8/15/16                                                        100,000                  73,500
PDVSA Finance Ltd., 7.500%, 11/15/28**                                                     200,000                 128,000
Pecom Energia SA, 8.125%, 7/15/10 144A                                                     665,000                 385,700
Repsol International Finance BV, 5.750%, 12/04/06                EUR                       400,000                 376,579
                                                                                                                ----------
                                                                                                                   963,779
                                                                                                                ----------
Oil & Gas Refining--0.1%
Merey Sweeny LP, 8.850%, 12/18/19 144A                                                     100,000                 114,383
                                                                                                                ----------
Rail--Transport--0.1%
Louisville & Nashville Railroad Co., 2.875%, 4/01/03             USD                         4,000                   3,999
Louisville & Nashville Railroad Co., 3.375%, 4/01/03                                        12,000                  12,004
Missouri Pacific Railroad Co., 4.250%, 1/01/05                                              39,000                  40,120
Missouri Pacific Railroad Co., 4.750%, 1/01/20                                             156,000                 110,760
Missouri Pacific Railroad Co., 4.750%, 1/01/30                                              86,000                  57,620
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                              50,000                  30,750
                                                                                                                ----------
                                                                                                                   255,253
                                                                                                                ----------



                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Real Estate Investment Trusts--2.5%
EOP Operating LP, 6.750%, 2/15/12                                USD                     1,000,000              $1,089,786
First Industrial LP, 7.500%, 12/01/17                                                      100,000                 110,987
First Industrial LP, 7.600%, 7/15/28                                                       150,000                 163,218
Highwoods Realty LP, 7.500%, 4/15/18                                                       150,000                 143,839
New Plan Excel Realty Trust, 5.875%, 6/15/07                                             2,370,000               2,524,050
Security Capital Industrial Trust, 7.625%, 7/01/17                                          75,000                  82,848
Spieker Properties, Inc., 7.350%, 12/01/17                                               1,000,000               1,097,650
Susa Partnership LP, 7.500%, 12/01/27                                                      125,000                 141,335
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                       200,000                 185,056
                                                                                                                ----------
                                                                                                                 5,538,769
                                                                                                                ----------

Retail--General--2.3%
Dillon Read Structured Finance Corp., Series A,
   6.660%, 8/15/10/\                                                                       133,787                  64,218
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                    250,000                 202,500
J.C. Penney Co., Inc., 7.650%, 8/15/16                                                     150,000                 126,000
J.C. Penney Co., Inc., 7.950%, 4/01/17                                                     650,000                 546,000
J.C. Penney Co., Inc., 8.250%, 8/15/22                                                     250,000                 213,750
Lowe's Cos., Inc., 6.500%, 3/15/29                                                         500,000                 538,845
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                                         2,000,000               1,849,580
Sears Roebuck Acceptance Corp., 6.750%, 8/15/11                                          1,400,000               1,520,302
                                                                                                                ----------
                                                                                                                 5,061,195
                                                                                                                ----------

Supranational--1.1%
European Bank for Reconstruction & Development,
   Zero Coupon Bond, 2/10/28                                     AUD                     8,280,000               1,054,321
International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                     NZD                     2,585,000                 897,587
International Bank for Reconstruction & Development,
   5.500%, 11/03/08                                                                      1,000,000                 452,150
International Bank for Reconstruction & Development,
   8.000%, 5/23/07                                                                          45,000                  22,496
                                                                                                                ----------
                                                                                                                 2,426,554
                                                                                                                ----------

Telecommunications--3.7%
AT&T Corp., 6.000%, 11/21/06                                     EUR                     3,220,000               2,986,490
Philippine Long Distance Telephone Co.,
   8.350%, 3/06/17**                                             USD                     1,250,000                 908,288
Sprint Capital Corp., 6.125%, 11/15/08                                                   1,045,000                 694,925
Sprint Capital Corp., 6.875%, 11/15/28                                                   3,400,000               1,972,000
Sprint Capital Corp., 6.900%, 5/01/19                                                      500,000                 295,000
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                                            500,000                 526,473
US West Capital Funding, Inc., 6.500%, 11/15/18                                            250,000                 102,500
US West Capital Funding, Inc., 6.875%, 7/15/28                                           1,650,000                 627,000
                                                                                                                ----------
                                                                                                                 8,112,676
                                                                                                                ----------

Telecommunications Equipment--1.7%
Motorola, Inc., 5.800%, 10/15/08                                                           500,000                 461,225
Motorola, Inc., 6.500%, 11/15/28                                                           900,000                 686,169
Motorola, Inc., 6.750%, 2/01/06                                                            250,000                 250,853
Motorola, Inc., 7.625%, 11/15/10                                                           625,000                 626,337
Motorola, Inc., 8.000%, 11/01/11                                                         1,625,000               1,604,608
                                                                                                                ----------
                                                                                                                 3,629,192
                                                                                                                ----------


                                         LOOMIS SAYLES FIXED INCOME FUNDS     29

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--Wireless--1.2%
AT&T Wireless Services, Inc., 8.125%, 5/01/12                    USD                     1,025,000            $    784,125
INTELSAT, 7.625%, 4/15/12 144A                                                           1,500,000               1,555,921
Nextel Communications, Inc., 9.375%, 11/15/09                                              450,000                 343,125
                                                                                                              ------------
                                                                                                                 2,683,171
                                                                                                              ------------

Textile & Apparel--0.0%
Kellwood Co., 7.625%, 10/15/17                                                              25,000                  22,003
                                                                                                              ------------
Tobacco--0.6%
Loews Corp., 7.000%, 10/15/23                                                              375,000                 368,314
Philip Morris Cos., Inc., 7.750%, 1/15/27                                                  750,000                 851,595
                                                                                                              ------------
                                                                                                                 1,219,909
                                                                                                              ------------

Utilities--Electric--3.2%
Constellation Energy Group, Inc., 6.125%, 9/01/09                                          500,000                 502,585
Constellation Energy Group, Inc., 7.000%, 4/01/12                                        2,250,000               2,335,703
Empresa Nacional de Electricidad SA (Endesa),
   7.875%, 2/01/27                                                                       1,650,000               1,200,375
Enersis SA, 7.400%, 12/01/16                                                             2,775,000               2,148,932
Quezon Power Philippines Co., 8.860%, 6/15/17**                                             48,750                  38,025
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                              900,000                 858,308
                                                                                                              ------------
                                                                                                                 7,083,928
                                                                                                              ------------

TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $185,273,264)                                                                              187,409,809
                                                                                                              ------------
CONVERTIBLE BONDS--8.1%

Auto & Related--0.0%
MascoTech, Inc., 4.500%, 12/15/03                                                           23,000                  22,080
                                                                                                              ------------
Electronic Components--Semiconductors--3.4%
Analog Devices, Inc., 4.750%, 10/01/05                                                   7,650,000               7,458,750
                                                                                                              ------------
Electronic Measuring Instruments--0.0%
Thermedics, Inc., Zero Coupon Bond, 6/01/03                                                100,000                  97,500
                                                                                                              ------------
Office Equipment--0.3%
Xerox Corp., 0.570%, 4/21/18                                                             1,200,000                 678,000
                                                                                                              ------------
Oil & Gas Exploration--1.0%
Devon Energy Corp., 4.900%, 8/15/08                                                        500,000                 500,900
Devon Energy Corp., 4.950%, 8/15/08                                                      1,750,000               1,751,050
                                                                                                              ------------
                                                                                                                 2,251,950
                                                                                                              ------------

Telecommunications--1.4%
Verizon Global Funding Corp.,
   Zero Coupon Bond, 5/15/21                                                             5,500,000               2,979,900
                                                                                                              ------------
Tobacco--2.0%
Loews Corp., 3.125%, 9/15/07                                                             5,045,000               4,344,754
                                                                                                              ------------
TOTAL CONVERTIBLE BONDS
   (Identified Cost $17,634,871)                                                                                17,832,934
                                                                                                              ------------
TOTAL BONDS AND NOTES
   (Identified Cost $202,908,135)                                                                              205,242,743
                                                                                                              ------------



                                                                                            Shares                 Value +
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.1% of net assets

Auto Components--0.1%
Magna International, Inc. Class A                                                            2,019              $  113,831
                                                                                                                ----------
Energy Equipment & Services--0.0%
Diamond Offshore Drilling, Inc.                                                              1,234                  24,618
                                                                                                                ----------
TOTAL COMMON STOCKS
   (Identified Cost $192,115)                                                                                      138,449
                                                                                                                ----------
PREFERRED STOCKS--1.2% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--0.2%

Natural Gas--0.0%
Pacific Enterprises, $4.36                                                                     200                  12,600
                                                                                                                ----------
Real Estate Investment Trusts--0.1%
First Industrial Realty Trust, Inc., Series D, 7.950%                                        6,500                 159,965
First Industrial Realty Trust, Inc., Series E, 7.900%                                        3,100                  76,570
                                                                                                                ----------
                                                                                                                   236,535
                                                                                                                ----------

Utilities--Electric--0.1%
Duquesne Light Co., 4.000%                                                                   2,220                  59,940
Duquesne Light Co., 4.100%                                                                   2,300                  62,100
Duquesne Light Co., 4.150%                                                                     300                   7,965
New York State Electric & Gas Corp., 3.750%                                                    100                   4,600
Northern Indiana Public Service Co., 4.250%                                                    100                   6,400
Pacific Gas & Electric Co., Series C, 5.000%/\                                                 100                   1,545
Pacific Gas & Electric Co., Series H, 4.500%/\                                                 100                   1,475
Southern California Edison Co., 4.240%                                                         500                   6,245
Southern California Edison Co., 4.320%                                                         200                   2,400
Union Electric Co., $3.50                                                                      200                  11,800
Union Electric Co., $4.50                                                                      300                  22,500
Wisconsin Power & Light Co., 4.500%                                                            110                   8,250
Xcel Energy, Inc., $3.60                                                                       400                  18,000
                                                                                                                ----------
                                                                                                                   213,220
                                                                                                                ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $414,289)                                                                                      462,355
                                                                                                                ----------
CONVERTIBLE PREFERRED STOCKS--1.0%

Financial Services--0.2%
Newell Financial Trust I, 5.250%                                                            10,000                 450,000
                                                                                                                ----------
Oil & Gas Drilling Equipment--0.3%
EVI, Inc., 5.000%                                                                           14,000                 687,750
                                                                                                                ----------
Real Estate Investment Trusts--0.3%
Equity Residential Properties Trust, 7.250%                                                 31,050                 726,570
                                                                                                                ----------
Telecommunication Services--Diversified--0.2%
Philippine Long Distance Telephone Co., $3.50 GDS**                                         19,550                 317,101
                                                                                                                ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $2,188,515)                                                                                  2,181,421
                                                                                                                ----------
TOTAL PREFERRED STOCKS
   (Identified Cost $2,602,804)                                                                                  2,643,776
                                                                                                                ----------


                                         LOOMIS SAYLES FIXED INCOME FUNDS     31

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--2.6% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$5,731,135 on 10/01/02 collateralized by
$5,380,000 U.S. Treasury Bond, 5.250% due
11/15/28 with a value of $5,849,905                              USD                     5,731,000            $  5,731,000
                                                                                                              ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $5,731,000)                                                                                  5,731,000
                                                                                                              ------------
TOTAL INVESTMENTS--97.6%
   (Identified Cost $211,434,054)@                                                                             213,755,968
   Cash and Other Assets, Less Liabilities--2.4%                                                                 5,244,534
                                                                                                              ------------
NET ASSETS--100%                                                                                              $219,000,502
                                                                                                              ============


+    See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

**   Foreign issued security

/\   Security in default

@ At September 30, 2002, the net unrealized appreciation on investments based on cost of $211,449,409 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,495,477 and $8,188,918, respectively, resulting in net unrealized appreciation of $2,306,559.

     Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
     Euro; GDS: Global Depository Shares; NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles U.S. Government Securities Fund


                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--96.3% of net assets

Mortgage Related-27.1%
Federal National Mortgage Association, 6.500%, 1/01/31                                $    611,580            $    634,367
Federal National Mortgage Association, 6.500%, 11/01/31                                  1,286,679               1,334,351
Government National Mortgage Association, 6.500%, 5/15/31                                  726,724                 758,692
Government National Mortgage Association, 7.000%, 1/15/28                                  394,236                 414,496
Government National Mortgage Association, 8.000%, 1/15/31                                  484,853                 520,373
                                                                                                              ------------
                                                                                                                 3,662,279
                                                                                                              ------------

U.S. Government-69.2%
U.S. Treasury Bonds, 6.000%, 2/15/26                                                       600,000                 699,396
U.S. Treasury Bonds, 7.250%, 5/15/16                                                     4,000,000               5,193,400
U.S. Treasury Notes, 3.500%, 1/15/11                                                     3,104,250               3,440,844
                                                                                                              ------------
                                                                                                                 9,333,640
                                                                                                              ------------

TOTAL BONDS AND NOTES
   (Identified Cost $12,352,260)                                                                                12,995,919
                                                                                                              ------------
SHORT-TERM INVESTMENT--3.7% of net assets

Repurchase Agreement with State Street Corp., dated 9/30/02 at
0.850% to be repurchased at $498,012 on 10/01/02 collateralized by $470,000 U.S. Treasury Bond, 5.250% due 11/15/28 with a
value of $511,051                                                                          498,000                 498,000
                                                                                                              ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $498,000)                                                                                      498,000
                                                                                                              ------------
TOTAL INVESTMENTS--100.0% of net assets
   (Identified Cost $12,850,260)@                                                                               13,493,919
   Liabilities, Less Cash and Other Assets--(0.0%)                                                                  (1,845)
                                                                                                              ------------
NET ASSETS--100%                                                                                              $ 13,492,074
                                                                                                              ============


+    See Note 1.

@ At September 30, 2002, the net unrealized appreciation on investments based on cost of $12,894,825 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $599,094 and $0, respectively, resulting in net unrealized appreciation of $599,094.

                 See accompanying notes to financial statements.

                                         LOOMIS SAYLES FIXED INCOME FUNDS     33

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2002


                                                                                Global      Investment Grade    U.S. Government
                                                          Bond Fund           Bond Fund         Bond Fund       Securities Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                                  $ 1,221,711,248      $  58,015,055      $ 213,755,968      $  13,493,919
Cash                                                       18,146,259                848                796                477
Receivable for:
   Fund shares sold                                         2,902,705             47,351          1,967,458              1,149
   Dividends and interest                                  20,097,502          1,198,397          4,093,081            156,927
Due from the adviser                                            8,664              9,768            148,912             15,472
                                                      ------------------------------------------------------------------------
                                                        1,262,866,378         59,271,419        219,966,215         13,667,944
                                                      ------------------------------------------------------------------------
Liabilities
Payable for:
   Securities purchased                                    18,560,956          1,212,792            502,627                  0
   Fund shares redeemed                                     2,671,231          1,054,187            120,653            130,196
Accrued expenses:
   Management fees                                            614,743             28,371             70,865              3,304
   Trustees' fees                                               1,131              1,131              1,131              1,131
   Administrative fees                                         35,981              1,735              6,203                404
   12b-1 fees                                                  15,252              2,505            128,001                  0
   Other                                                      452,650             57,841            136,233             40,835
                                                      ------------------------------------------------------------------------
                                                           22,351,944          2,358,562            965,713            175,870
                                                      ------------------------------------------------------------------------
Net Assets                                            $ 1,240,514,434      $  56,912,857      $ 219,000,502      $  13,492,074
                                                      ========================================================================
Net Assets consist of:
Capital paid in                                       $ 1,558,050,978      $  54,361,965      $ 216,107,870      $  12,499,195
Undistributed net investment income (loss)                   (550,476)         1,487,174            998,322             23,376
Accumulated net realized gain (loss)                     (194,626,585)        (1,108,544)          (459,398)           325,844
Unrealized appreciation (depreciation) on:
   Investments                                           (122,406,188)         2,148,687          2,321,914            643,659
   Foreign currency translations                               46,705             23,575             31,794                  0
                                                      ------------------------------------------------------------------------
Net Assets                                            $ 1,240,514,434      $  56,912,857      $ 219,000,502      $  13,492,074
                                                      ========================================================================
Institutional Class
Net assets                                            $ 1,172,285,848      $  44,809,981      $   7,874,484      $  13,492,074
Shares of beneficial interest
   outstanding, no par value                              113,496,348          3,532,965            769,369          1,130,282
Net asset value and redemption price                  $         10.33      $       12.68      $       10.23      $       11.94
Retail Class
Net assets                                            $    61,844,963      $  12,102,876      $      10,592                 --
Shares of beneficial interest
   outstanding, no par value                                5,989,022            958,715              1,035                 --
Net asset value and redemption price                  $         10.33      $       12.62      $       10.23                 --
Admin Class
Net assets                                            $     6,383,623                 --      $      10,577                 --
Shares of beneficial interest
   outstanding, no par value                                  618,350                 --              1,034                 --
Net asset value and redemption price                  $         10.32                 --      $       10.23                 --
J Class
Net assets                                                         --                 --      $ 211,104,849                 --
Shares of beneficial interest
   outstanding, no par value                                       --                 --         20,652,100                 --
Net asset value and redemption price                               --                 --      $       10.22                 --
Maximum offering price per share
   (net asset value/96.50%)                                        --                 --      $       10.59                 --
Identified cost of investments                        $ 1,344,117,436      $  55,866,368      $ 211,434,054      $  12,850,260


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2002


                                                                                Global      Investment Grade    U.S. Government
                                                          Bond Fund           Bond Fund         Bond Fund       Securities Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income

Dividends*                                            $     2,726,604      $           0      $     154,254      $           0
Interest                                                  111,910,454          3,375,589         10,207,608            737,060
                                                      ------------------------------------------------------------------------
                                                          114,637,058          3,375,589         10,361,862            737,060
                                                      ------------------------------------------------------------------------
Expenses

Management fees                                             8,086,838            303,192            624,862             43,511
12b-1 fees (Retail Class)                                     157,583             26,448                 17                  0
12b-1 fees (Admin Class)                                       14,723                  0                 17                  0
12b-1 fees (J Class)                                                0                  0            741,465                  0
Shareholder service fees (Admin Class)                         14,723                  0                 17                  0
Shareholder service fees (J Class)                                  0                  0            370,733                  0
Trustees' fees and expenses                                     5,547              5,547              5,547              5,547
Administrative fees                                           579,167             21,057             61,782              6,114
Custodian and accounting fees                                 792,886             98,983            165,562             43,216
Transfer Agent fees (Institutional Class)                     307,196             25,306             29,062             24,565
Transfer Agent fees (Retail Class)                             73,389             22,353             12,971                  0
Transfer Agent fees (Admin Class)                              24,214                  0             12,987                  0
Transfer Agent fees (J Class)                                       0                  0              8,721                  0
Audit and tax services fees                                   495,893             42,965             89,063             28,479
Registration fees                                              33,084             24,063             39,667             13,992
Printing fees                                                 224,563              9,660            228,027              2,033
Legal fees                                                    108,274              2,823             13,832                190
Other expenses                                                 48,316                  0              7,219                  0
                                                      ------------------------------------------------------------------------
Total expenses                                             10,966,396            582,397          2,411,551            167,647
Less expenses waived and reimbursed
   by the investment adviser                                 (670,819)          (101,161)          (440,118)           (95,129)
                                                      ------------------------------------------------------------------------
Net expenses                                               10,295,577            481,236          1,971,433             72,518
                                                      ------------------------------------------------------------------------
Net investment income                                     104,341,481          2,894,353          8,390,429            664,542
                                                      ------------------------------------------------------------------------
Net Realized Gain (Loss) on:
Investments                                              (146,010,102)          (514,011)          (372,616)           577,663
Foreign currency transactions                                 (38,498)            41,988             41,862                  0
                                                      ------------------------------------------------------------------------
Total net realized gain (loss)                           (146,048,600)          (472,023)          (330,754)           577,663
                                                      ------------------------------------------------------------------------
Change in Unrealized Appreciation
(Depreciation) on:
Investments                                               143,588,765          4,355,346          2,122,259            307,022
Foreign currency translations                                 104,086             15,264             33,794                  0
                                                      ------------------------------------------------------------------------
Total net change in unrealized
   appreciation (depreciation)                            143,692,851          4,370,610          2,156,053            307,022
                                                      ------------------------------------------------------------------------
Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                                          (2,355,749)         3,898,587          1,825,299            884,685
                                                      ------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets

   from Operations                                    $   101,985,732      $   6,792,940      $  10,215,728      $   1,549,227
                                                      ========================================================================


* Net of foreign withholding taxes of $138,044 and $3,122 for the Bond and Investment Grade Bond Funds, respectively.

                See accompanying notes to financial statements.

                                  [LOGO] LOOMIS SAYLES FIXED INCOME FUNDS     35

STATEMENTS OF CHANGES IN NET ASSETS

Bond Fund


                                                                                      Year Ended              Year Ended
                                                                                  September 30, 2002      September 30, 2001
----------------------------------------------------------------------------------------------------------------------------
From Operations

Net investment income                                                              $   104,341,481          $   139,595,592
Net realized gain (loss)                                                              (146,048,600)             (30,042,732)
Change in unrealized appreciation (depreciation)                                       143,692,851             (107,547,196)
                                                                                   ----------------------------------------
Increase (decrease) in net assets from operations                                      101,985,732                2,005,664
                                                                                   ----------------------------------------
From Distributions to Shareholders
Institutional Class

Net investment income                                                                  (98,461,624)            (164,372,615)
Retail Class
Net investment income                                                                   (4,628,185)              (8,294,616)
Admin Class
Net investment income                                                                     (430,459)                (477,800)
                                                                                   ----------------------------------------
Total distributions                                                                   (103,520,268)            (173,145,031)
                                                                                   ----------------------------------------
From Capital Share Transactions (Note 6)

Increase (decrease) in net assets from capital share transactions                     (224,435,255)            (114,977,164)
                                                                                   ----------------------------------------
Total increase (decrease) in net assets                                               (225,969,791)            (286,116,531)
Net Assets

Beginning of the period                                                              1,466,484,225            1,752,600,756
                                                                                   ----------------------------------------
End of the period                                                                  $ 1,240,514,434          $ 1,466,484,225
                                                                                   ========================================
Undistributed Net Investment Income (Loss)

End of the period                                                                  $      (550,476)         $             0
                                                                                   ========================================

Global Bond Fund


                                                                                      Year Ended              Year Ended
                                                                                  September 30, 2002      September 30, 2001
----------------------------------------------------------------------------------------------------------------------------
From Operations

Net investment income                                                              $     2,894,353          $     3,157,479
Net realized gain (loss)                                                                  (472,023)              (4,393,497)
Change in unrealized appreciation (depreciation)                                         4,370,610                4,759,311
                                                                                   ----------------------------------------
Increase (decrease) in net assets from operations                                        6,792,940                3,523,293
                                                                                   ----------------------------------------
From Distributions to Shareholders
Institutional Class

Net investment income                                                                            0               (1,994,611)
Net realized gain on investments                                                                 0                 (140,623)
Retail Class

Net investment income                                                                            0                 (639,164)
Net realized gain on investments                                                                 0                  (46,676)
                                                                                   ----------------------------------------
Total distributions                                                                              0               (2,821,074)
                                                                                   ----------------------------------------
From Capital Share Transactions (Note 6)

Increase (decrease) in net assets from capital share transactions                        2,063,850               (1,402,326)
                                                                                   ----------------------------------------
Total increase (decrease) in net assets                                                  8,856,790                 (700,107)
Net Assets

Beginning of the period                                                                 48,056,067               48,756,174
                                                                                   ----------------------------------------
End of the period                                                                  $    56,912,857          $    48,056,067
                                                                                   ========================================
Undistributed Net Investment Income

End of the period                                                                  $     1,487,174          $             0
                                                                                   ========================================


                See accompanying notes to financial statements.

Investment Grade Bond Fund


                                                                                      Year Ended              Year Ended
                                                                                  September 30, 2002      September 30, 2001
----------------------------------------------------------------------------------------------------------------------------
From Operations

Net investment income                                                              $     8,390,429          $     3,728,927
Net realized gain (loss)                                                                  (330,754)                 363,599
Change in unrealized appreciation (depreciation)                                         2,156,053                  829,156
                                                                                   ----------------------------------------
Increase (decrease) in net assets from operations                                       10,215,728                4,921,682
                                                                                   ----------------------------------------
From Distributions to Shareholders
Institutional Class

Net investment income                                                                     (428,470)                (378,675)
Net realized gain on investments                                                           (17,492)                       0
Retail Class
Net investment income                                                                         (385)                 (32,241)
Admin Class
Net investment income                                                                         (371)                       0
J Class
Net investment income                                                                   (7,046,653)              (3,442,529)
Net realized gain on investments                                                          (218,434)                       0
                                                                                   ----------------------------------------
Total distributions                                                                     (7,711,805)              (3,853,445)
                                                                                   ----------------------------------------
From Capital Share Transactions (Note 6)

Increase (decrease) in net assets from capital share transactions                      116,377,819               63,632,256
                                                                                   ----------------------------------------
Total increase (decrease) in net assets                                                118,881,742               64,700,493
Net Assets

Beginning of the period                                                                100,118,760               35,418,267
                                                                                   ----------------------------------------
End of the period                                                                  $   219,000,502          $   100,118,760
                                                                                   ========================================
Undistributed Net Investment Income

End of the period                                                                  $       998,322          $             0
                                                                                   ========================================

U.S. Government Securities Fund


                                                                                      Year Ended              Year Ended
                                                                                  September 30, 2002      September 30, 2001
----------------------------------------------------------------------------------------------------------------------------

From Operations

Net investment income                                                              $       664,542          $       782,550
Net realized gain (loss)                                                                   577,663                  765,636
Change in unrealized appreciation (depreciation)                                           307,022                   96,737
                                                                                   ----------------------------------------
Increase (decrease) in net assets from operations                                        1,549,227                1,644,923
                                                                                   ----------------------------------------
From Distributions to Shareholders
Institutional Class

Net investment income                                                                     (738,717)                (941,445)
                                                                                   ----------------------------------------
From Capital Share Transactions (Note 6)

Increase (decrease) in net assets from capital share transactions                       (2,336,368)               2,819,603
                                                                                   ----------------------------------------
Total increase (decrease) in net assets                                                 (1,525,858)               3,523,081
Net Assets

Beginning of the period                                                                 15,017,932               11,494,851
                                                                                   ----------------------------------------
End of the period                                                                  $    13,492,074          $    15,017,932
                                                                                   ========================================
Undistributed Net Investment Income

End of the period                                                                  $        23,376          $        13,054
                                                                                   ========================================


                See accompanying notes to financial statements.

                                         LOOMIS SAYLES FIXED INCOME FUNDS     37

FINANCIAL HIGHLIGHTS


Loomis Sayles Bond Fund                                                         Institutional Class
                                                ------------------------------------------------------------------------------------
                                                                                                           Nine Months
                                                                                                              Ended      Year Ended
                                                                  Year Ended September 30,                September 30, December 31,
                                                     -------------------------------------------------    ------------- ------------
                                                     2002+           2001          2000           1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     10.39    $     11.53    $     11.70    $     12.30  $     12.83  $     12.38
                                                ------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                                  0.82(d)        0.94(d)        0.96           0.98         0.69         0.86
Net realized and unrealized gain (loss)
   on investments                                     (0.06)         (0.91)         (0.20)         (0.06)       (0.78)        0.67
                                                ------------------------------------------------------------------------------------
Total from investment operations                       0.76           0.03           0.76           0.92        (0.09)        1.53
                                                ------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income                  (0.82)         (1.17)         (0.93)         (1.00)       (0.44)       (0.86)
Distributions from net realized capital gains          0.00           0.00           0.00          (0.52)        0.00        (0.22)
                                                ------------------------------------------------------------------------------------
Total distributions                                   (0.82)         (1.17)         (0.93)         (1.52)       (0.44)       (1.08)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                  $     10.33    $     10.39    $     11.53    $     11.70  $     12.30  $     12.83
                                                ====================================================================================
Total return(a)                                        7.5%           0.3%           6.7%           7.6%        (0.9)%       12.7%
Net assets, end of period (000)                 $1,172,286     $1,383,951     $1,670,825     $1,541,834   $1,455,312   $1,261,910
Ratios to average net assets:
   Net expenses(b)(c)                                  0.75%          0.75%          0.75%          0.75%        0.75%        0.75%
   Gross expenses(c)                                   0.79           0.78           0.76           0.75         0.76         0.77
   Net investment income(c)                            7.76           8.52           8.32           8.15         7.34         7.36
Portfolio turnover rate                                  22             20             17             33           24           41


Loomis Sayles Global Bond Fund                                                    Institutional Class
                                                ------------------------------------------------------------------------------------
                                                                                                           Nine Months
                                                                                                              Ended      Year Ended
                                                                  Year Ended September 30,                September 30, December 31,
                                                     -------------------------------------------------    ------------- ------------
                                                    2002++          2001          2000           1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     11.08    $     10.93    $     12.60    $     11.93  $     11.83  $     12.35
                                                ------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                                  0.68(d)        0.72(d)        0.76(d)        0.79         0.53         0.71
Net realized and unrealized gain (loss)
   on investments                                      0.92           0.07          (1.33)          0.87        (0.43)       (0.42)
                                                ------------------------------------------------------------------------------------
Total from investment operations                       1.60           0.79          (0.57)          1.66         0.10         0.29
                                                ------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income                   0.00          (0.60)         (0.67)         (0.70)        0.00        (0.81)
Distributions from net realized capital gains          0.00          (0.04)         (0.43)         (0.29)        0.00         0.00
                                                ------------------------------------------------------------------------------------
Total distributions                                    0.00          (0.64)         (1.10)         (0.99)        0.00        (0.81)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                  $     12.68    $     11.08    $     10.93    $     12.60  $     11.93  $     11.83
                                                ====================================================================================
Total return(a)                                       14.4%           7.7%          (5.0)%         14.2%         0.9%         2.3%
Net assets, end of period (000)                 $   44,810     $   37,681     $   37,035     $   34,154   $   29,860   $   28,401
Ratios to average net assets:
   Net expenses(b)(c)                                  0.90%          0.90%          0.90%          0.90%        0.90%        0.90%
   Gross expenses(c)                                   1.07           1.09           1.12           1.10         1.18         1.22
   Net investment income(c)                            5.78           6.65           6.64           6.32         6.00         5.88
Portfolio turnover rate                                  65             58             17             42           28           75


+As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the impact to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. *From commencement of class operations on January 2, 1997 through December 31, 1997. **From commencement of class operations on January 2, 1998 through September 30, 1998. ++As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains


                                Retail Class                                                      Admin Class
------------------------------------------------------------------------ -----------------------------------------------------------
                                               Nine Months                                                              Nine Months
                                                  Ended     Period Ended                                                   Ended
             Year Ended September 30,         September 30, December 31,             Year Ended September 30,          September 30,
   -----------------------------------------  ------------- ------------   -----------------------------------------   -------------
   2002+        2001         2000       1999       1998        1997*       2002+        2001         2000       1999       1998**
------------------------------------------------------------------------ -----------------------------------------------------------
$  10.39     $  11.52     $  11.69   $  12.29   $  12.82    $  12.38     $ 10.38     $  11.52     $  11.69   $  12.28     $ 12.83
------------------------------------------------------------------------ -----------------------------------------------------------


    0.79(d)      0.91(d)      0.92       0.96       0.66        0.84(d)     0.76(d)      0.88(d)      0.86       0.92(d)     0.47

   (0.05)       (0.91)       (0.19)     (0.08)     (0.77)       0.65       (0.05)       (0.92)       (0.16)     (0.06)      (0.62)
------------------------------------------------------------------------ -----------------------------------------------------------
    0.74         0.00         0.73       0.88      (0.11)       1.49        0.71        (0.04)        0.70       0.86       (0.15)
------------------------------------------------------------------------ -----------------------------------------------------------


   (0.80)       (1.13)       (0.90)     (0.96)     (0.42)      (0.83)      (0.77)       (1.10)       (0.87)     (0.93)      (0.40)
    0.00         0.00         0.00      (0.52)      0.00       (0.22)       0.00         0.00         0.00      (0.52)       0.00
------------------------------------------------------------------------ -----------------------------------------------------------
   (0.80)       (1.13)       (0.90)     (1.48)     (0.42)      (1.05)      (0.77)       (1.10)       (0.87)     (1.45)      (0.40)
------------------------------------------------------------------------ -----------------------------------------------------------
$  10.33     $  10.39     $  11.52   $  11.69   $  12.29    $  12.82     $ 10.32     $  10.38     $  11.52   $  11.69     $ 12.28
======================================================================== ===========================================================
     7.3%         0.1%         6.5%       7.3%      (1.1)%      12.4%        7.0%        (0.3)%        6.2%       7.1%       (1.3)%
$ 61,845     $ 77,035     $ 78,039   $ 55,490   $ 53,908    $ 33,240     $ 6,384     $  5,498     $  3,736   $  1,548     $   630

    1.00%        1.00%        1.00%      1.00%      1.00%       1.00%       1.25%        1.25%        1.25%      1.25%       1.25%
    1.14         1.13         1.08       1.04       1.06        1.20        1.68         1.71         1.98       2.38        6.32
    7.51         8.28         8.10       7.90       7.13        7.09        7.22         8.02         7.90       7.66        7.45
      22           20           17         33         24          41          22           20           17         33          24


                                  Retail Class
------------------------------------------------------------------------
                                               Nine Months
                                                  Ended     Period Ended
             Year Ended September 30,         September 30, December 31,
   -----------------------------------------  ------------- ------------
  2002++        2001         2000       1999       1998        1997*
------------------------------------------------------------------------
$  11.06     $  10.91     $  12.57   $  11.91   $  11.83    $  12.35
------------------------------------------------------------------------


    0.65(d)      0.69(d)      0.73(d)    0.76(d)    0.44        0.63(d)

    0.91         0.07        (1.32)      0.86      (0.36)      (0.37)
------------------------------------------------------------------------
    1.56         0.76        (0.59)      1.62       0.08        0.26
------------------------------------------------------------------------


    0.00        (0.57)       (0.64)     (0.67)      0.00       (0.78)
    0.00        (0.04)       (0.43)     (0.29)      0.00        0.00
------------------------------------------------------------------------
    0.00        (0.61)       (1.07)     (0.96)      0.00       (0.78)
------------------------------------------------------------------------
$  12.62     $  11.06     $  10.91   $  12.57   $  11.91    $  11.83
========================================================================
    14.1%         7.4%        (5.2)%     13.8%       0.7%        2.0%
$ 12,103     $ 10,375     $ 11,721   $  7,106   $  6,376    $  4,694

    1.15%        1.15%        1.15%      1.15%      1.15%       1.15%
    1.47         1.47         1.51       1.61       1.78        2.44
    5.53         6.42         6.41       6.08       5.77        5.60
      65           58           17         42         28          75


and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                 See accompanying notes to financial statements.

                                         [LOGO] LOOMIS SAYLES FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS


Loomis Sayles Investment Grade Bond Fund                                          Institutional Class
                                                ------------------------------------------------------------------------------------
                                                                                                      Nine Months
                                                                                                         Ended       Period Ended
                                                               Year Ended September 30,              September 30,   December 31,
                                                   ----------------------------------------------    -------------   ------------
                                                   2002+         2001          2000          1999         1998          1997*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  10.09      $   9.92      $   9.96      $  10.28     $  10.59       $  10.00
                                                ------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                               0.62(d)       0.65(d)       0.73(d)       0.76         0.52           0.65
Net realized and unrealized gain (loss)
   on investments                                   0.09          0.18         (0.05)        (0.12)       (0.50)          0.77
                                                ------------------------------------------------------------------------------------
Total from investment operations                    0.71          0.83          0.68          0.64         0.02           1.42
                                                ------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income               (0.55)        (0.66)        (0.72)        (0.70)       (0.33)         (0.71)
Distributions from net realized capital gains      (0.02)         0.00          0.00         (0.26)        0.00          (0.12)
                                                ------------------------------------------------------------------------------------
Total distributions                                (0.57)        (0.66)        (0.72)        (0.96)       (0.33)         (0.83)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                  $  10.23      $  10.09      $   9.92      $   9.96     $  10.28       $  10.59
                                                ====================================================================================
Total return(a)                                      7.2%          8.6%          7.2%          6.5%         0.0%          14.5%
Net assets, end of period (000)                 $  7,874      $  8,549      $  2,905      $  2,427     $  2,778       $  2,445
Ratios to average net assets:
   Net expenses(b)(c)                               0.55%         0.55%         0.55%         0.55%        0.55%          0.55%
   Gross expenses(c)                                1.13          1.36          3.23          2.87         4.19           7.59
   Net investment income(c)                         6.08          6.43          7.35          6.83         6.68           6.74
Portfolio turnover rate                               39            15            23            42           48            112


Loomis Sayles U.S. Government Securities Fund                                     Institutional Class
                                                ------------------------------------------------------------------------------------
                                                                                                      Nine Months
                                                                                                         Ended       Period Ended
                                                               Year Ended September 30,              September 30,   December 31,
                                                  -----------------------------------------------    -------------   ------------
                                                  2002++         2001          2000          1999         1998          1997*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  11.19       $  10.62       $  10.38       $  11.41     $  10.70     $  10.08
                                                ------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                               0.51(d)        0.62(d)        0.68           0.65         0.43         0.63
Net realized and unrealized gain (loss)
   on investments                                   0.83           0.70           0.22          (1.03)        0.58         0.61
                                                ------------------------------------------------------------------------------------
Total from investment operations                    1.34           1.32           0.90          (0.38)        1.01         1.24
                                                ------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income               (0.59)         (0.75)         (0.66)         (0.65)       (0.30)       (0.62)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                  $  11.94       $  11.19       $  10.62       $  10.38     $  11.41     $  10.70
                                                ====================================================================================
Total return(a)                                     12.4%          12.9%           9.1%          (3.5)%        9.6%        12.7%
Net assets, end of period (000)                 $ 13,492       $ 15,018       $ 11,495       $ 16,141     $ 29,246     $ 17,668
Ratios to average net assets:
   Net expenses(b)(c)                               0.50%          0.50%          0.50%          0.52%        0.60%        0.60%
   Gross expenses(c)                                1.16           1.25           1.24           1.03         0.97         1.23
   Net investment income(c)                         4.58           5.63           6.17           5.75         5.61         6.29
Portfolio turnover rate                              101            124             86             75           84          156


+As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail, Admin and J classes net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail, Admin and J Classes decreased from 6.10% to 6.08%, 5.88% to 5.85%, 5.63% to 5.62%, 5.35%
to 5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. ++As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investments by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an


                               Retail Class                                   Admin Class                   J Class
---------------------------------------------------------------------------  -------------  ----------------------------------------
                                                 Nine Months
Period Ended   Period Ended     Year Ended         Ended       Period Ended  Period Ended
September 30,  December 18,    September 30,    September 30,  December 31,  September 30,      Year Ended September 30,
-------------  ------------    -------------    -------------  ------------  -------------      ------------------------
   2002+**       2000***      2000       1999       1998           1997*       2002+****      2002+        2001       2000
------------------------------------------------------------------------------------------------------------------------------------
  $ 10.18        $  9.91    $  9.95    $ 10.27    $ 10.59        $ 10.00        $ 10.18     $  10.09     $   9.91    $   9.95
------------------------------------------------------------------------------------------------------------------------------------


     0.39(d)        0.13(d)    0.71(d)    0.64       0.48           0.62(d)        0.38(d)      0.54(d)      0.57(d)     0.65(d)

     0.04           0.24      (0.05)     (0.03)     (0.49)          0.78           0.04         0.09         0.19       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
     0.43           0.37       0.66       0.61      (0.01)          1.40           0.42         0.63         0.76        0.61
------------------------------------------------------------------------------------------------------------------------------------


    (0.38)         (0.14)     (0.70)     (0.67)     (0.31)         (0.69)         (0.37)       (0.48)       (0.58)      (0.65)
     0.00           0.00       0.00      (0.26)      0.00          (0.12)          0.00        (0.02)        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
    (0.38)         (0.14)     (0.70)     (0.93)     (0.31)         (0.81)         (0.37)       (0.50)       (0.58)      (0.65)
------------------------------------------------------------------------------------------------------------------------------------
  $ 10.23        $ 10.14    $  9.91    $  9.95    $ 10.27        $ 10.59        $ 10.23     $  10.22     $  10.09    $   9.91
====================================================================================================================================
      4.3%           3.8%       6.9%       6.2%      (0.2)%         14.3%           4.2%         6.4%(e)      7.9%(e)     6.4%(e)
  $    11        $ 2,426    $ 2,250    $ 2,561    $ 1,743        $   862        $    11     $211,105     $ 91,569    $ 30,264

     0.80%          0.80%      0.80%      0.80%      0.80%          0.80%          1.05%        1.30%        1.30%       1.30%
   191.59           1.91       3.01       3.20       5.25          10.95         192.21         1.55         1.71        2.97
     5.85           6.31       7.16       6.60       6.43           6.51           5.62         5.33         5.65        6.59
       39              1         23         42         48            112             39           39           15          23


   J Class
-------------

Period Ended
September 30,
-------------
  1999*****

-------------

  $  10.29
-------------


      0.21

     (0.36)
-------------
     (0.15)
-------------


     (0.19)
      0.00
-------------
     (0.19)
-------------
  $   9.95
=============
      (1.5)%(e)
  $ 16,307

      1.30%
      2.16
      6.11

        42

annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. *From commencement of class operations on January 2, 1997 through December 31, 1997. **From recommencement of class operations on January 31, 2002 through September 30, 2002. ***For the period from October 1, 2000 through December 18, 2000, Retail Class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional class shares on December 18, 2000. ****From commencement of class operations on January 31, 2002 through September 30, 2002. *****From commencement of class operations on May 24, 1999 through September 30, 1999. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e) Total Return does not include the effect of any front end sales charges for the J Class.

                 See accompanying notes to financial statements.

                                      [LOGO] LOOMIS SAYLES FIXED INCOME FUNDS 41

FUND AND MANAGER REVIEW

Loomis Sayles Benchmark Core Bond Fund*

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional Class returned 6.94% and for the period from April 30, 2002 through September 30, 2002, the Retail and Admin Classes returned 5.38% and 5.28%, respectively. For the one-year period ended September 30, 2002, the Fund's benchmark, the Lehman Brothers Aggregate Index, return was 8.60%. The return for the Lipper Intermediate Investment Grade Average was 6.20% for the same period.

PORTFOLIO REVIEW | Treasury and other high-quality fixed income securities were leading performers for the one-year period, as investors sought the safe haven of high-quality bonds. Given this environment, we focused on maintaining broad diversification within the Fund's corporate component. We sought to uncover corporates that were improving in credit quality or were undervalued relative to their future prospects. The Fund enjoyed relatively strong performance from corporate securities in steady-earnings industries, such as food and diversified financials. In addition, the Fund's oil and gas bonds performed well as oil prices increased. However, the Fund's exposure to the telecommunications and media sectors was a negative influence on performance, primarily due to investors concerns about corporate governance issues in these industries. The Fund's underperformance relative to its benchmark over the past 12 months was due, in part, to holdings in the telecommunications area during the third fiscal quarter, including a small position in WorldCom. The overweighting of corporate bonds in the portfolio also restrained performance. Prior to the Fund's conversion to the benchmark core style, it held a small portion of its assets in the high yield sector, which underperformed during the period.

OUTLOOK | Volatility may remain high during the near term and over time we expect the economy to gather momentum, leading to an improvement in corporate credit quality and higher interest rates. We believe that corporate bonds continue to offer important yield advantages over Treasuries, and we expect them to outperform in the near future. We have maintained an over-weighted position in corporate bonds, and have been increasing the Fund's mortgage securities weighting due to attractive valuations caused by the market's fear of continued volatility.

Key Fund Facts

Objective | High total return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities (including government, corporate, mortgage-backed and asset-backed securities) of any maturity

Fund Inception Date | 4/24/96

Fund Registration Date | 3/7/97

Commencement of Operations of Class | Institutional: 4/24/96;
Retail: 5/1/02; Admin: 5/1/02

Expense Ratio | Institutional: 0.45%; Retail: 0.70%; Admin: 0.95%

Total Net Assets (all classes) | $17.6 million

  [PHOTO]               [PHOTO]
Richard Rezek         Kurt Wagner


AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002


                                                                Since                    Since
                             1 Year    3 Years    5 Years    Registration/(b)//(c)/   Inception/(c)/
----------------------------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund:
   Institutional               6.94%      8.16%      6.75%         7.13%                 7.01%
   Retail/(a)/                 6.68       7.89       6.48          6.85                  6.74
   Admin/(a)/                  6.43       7.62       6.21          6.59                  6.47
Lipper Intermediate
Investment Grade Index/(e)/    6.15       8.19       6.78          7.10                  7.19
Lehman Brothers
Aggregate Index/(e)/           8.60       9.48       7.83          8.10                  8.09
Merrill Lynch Domestic
Master Index/(e)/              8.63       9.51       7.86          8.14                  8.11

CUMULATIVE PERFORMANCE/(d)/ Registration to September 30, 2002
                                    [CHART]

                                           03/07/1997   03/31/1997   04/30/97   05/31/97   06/30/97   07/31/97   08/31/97   09/30/97
Fund Name

Lipper Intermediate Investment Grade Index     10,000       9,893     10,029     10,118     10,237     10,508     10,413     10,563
Loomis Sayles Benchmark Core Bond Fund         10,000       9,901     10,039     10,118     10,246     10,546     10,418     10,586
Merrill Lynch Domestic Master Index            10,000       9,899     10,050     10,139     10,260     10,538     10,448     10,603
Lehman Brothers Aggregate Index                10,000       9,889     10,037     10,133     10,253     10,530     10,441     10,594


                                             10/31/97     11/30/97   12/31/97   01/31/98   02/28/98   03/31/98   04/30/98   05/31/98

Fund Name

Lipper Intermediate Investment Grade Index     10,690      10,721     10,818     10,962     10,947     10,987     11,039     11,138
Loomis Sayles Benchmark Core Bond Fund         10,743      10,783     10,910     11,054     11,023     11,043     11,095     11,207
Merrill Lynch Domestic Master Index            10,760      10,804     10,915     11,060     11,051     11,092     11,146     11,257
Lehman Brothers Aggregate Index                10,748      10,797     10,906     11,046     11,037     11,074     11,132     11,238


                                             06/30/98     07/31/98   08/31/98   09/30/98   10/31/98   11/30/98   12/31/98   01/31/99

Fund Name

Lipper Intermediate Investment Grade Index     11,227      11,250     11,402     11,657     11,563     11,620     11,670     11,743
Loomis Sayles Benchmark Core Bond Fund         11,320      11,320     11,382     11,760     11,648     11,740     11,819     11,929
Merrill Lynch Domestic Master Index            11,355      11,379     11,562     11,834     11,783     11,839     11,883     11,967
Lehman Brothers Aggregate Index                11,333      11,357     11,542     11,812     11,750     11,817     11,852     11,936


                                             02/28/99     03/31/99 04/30/1999 05/31/1999 06/30/1999 07/31/1999 08/31/1999 09/30/1999

Fund Name

Lipper Intermediate Investment Grade Index     11,534      11,625     11,664     11,545     11,506     11,466     11,453     11,579
Loomis Sayles Benchmark Core Bond Fund         11,622      11,720     11,764     11,600     11,567     11,479     11,479     11,600
Merrill Lynch Domestic Master Index            11,738      11,814     11,856     11,743     11,705     11,658     11,652     11,788
Lehman Brothers Aggregate Index                11,727      11,792     11,830     11,726     11,688     11,638     11,632     11,767


                                           10/31/1999   11/30/1999 12/31/1999 01/31/2000 02/29/2000 03/31/2000 04/30/2000 05/31/2000

Fund Name

Lipper Intermediate Investment Grade Index     11,597      11,610     11,557     11,515     11,641     11,784     11,711     11,690
Loomis Sayles Benchmark Core Bond Fund         11,622      11,633     11,566     11,543     11,636     11,729     11,671     11,613
Merrill Lynch Domestic Master Index            11,823      11,823     11,770     11,739     11,881     12,044     12,003     11,996
Lehman Brothers Aggregate Index                11,810      11,809     11,753     11,714     11,856     12,012     11,977     11,971


                                           06/30/2000   07/31/2000 08/31/2000 09/30/2000 10/31/2000 11/30/2000 12/31/2000 01/31/2001

Fund Name

Lipper Intermediate Investment Grade Index     11,938      12,039     12,207     12,287     12,330     12,526     12,779     13,004
Loomis Sayles Benchmark Core Bond Fund         11,893      12,009     12,196     12,266     12,289     12,418     12,669     13,012
Merrill Lynch Domestic Master Index            12,239      12,349     12,526     12,606     12,690     12,906     13,150     13,344
Lehman Brothers Aggregate Index                12,220      12,331     12,510     12,589     12,672     12,880     13,119     13,335


                                           02/28/2001   03/31/2001 04/30/2001 05/31/2001 06/30/2001 07/31/2001 08/31/2001 09/30/2001

Fund Name

Lipper Intermediate Investment Grade Index     13,129      13,180     13,109     13,190     13,239     13,561     13,710     13,816
Loomis Sayles Benchmark Core Bond Fund         13,152      13,228     13,165     13,279     13,279     13,584     13,686     13,724
Merrill Lynch Domestic Master Index            13,467      13,542     13,470     13,550     13,597     13,911     14,056     14,251
Lehman Brothers Aggregate Index                13,451      13,518     13,461     13,542     13,593     13,898     14,058     14,222


                                           10/31/2001   11/30/2001 12/31/2001 01/31/2002 02/28/2002 03/31/2002 04/30/2002 05/31/2002

Fund Name

Lipper Intermediate Investment Grade Index     14,097      13,920     13,831     13,930     14,065     13,821     14,069     14,185
Loomis Sayles Benchmark Core Bond Fund         13,940      13,864     13,740     13,793     13,875     13,699     13,914     14,039
Merrill Lynch Domestic Master Index            14,541      14,337     14,245     14,350     14,489     14,241     14,518     14,640
Lehman Brothers Aggregate Index                14,519      14,319     14,227     14,343     14,482     14,241     14,518     14,641


                                           06/30/2002   07/31/2002 08/31/2002 09/30/2002

Fund Name

Lipper Intermediate Investment Grade Index    14,176       14,233     14,508     14,666
Loomis Sayles Benchmark Core Bond Fund        14,067       14,178     14,456     14,679
Merrill Lynch Domestic Master Index           14,764       14,965     15,224     15,480
Lehman Brothers Aggregate Index               14,767       14,946     15,198     15,444


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.
* Starting May 1, 2002, the Fund will be managed to reflect an asset allocation closer to that of the Lehman Brothers Aggregate Bond Index (the "Lehman Index"). Prior to 5/31/02, Loomis Sayles Benchmark Core Bond Fund has had a higher exposure to corporate securities and a lower exposure to government and mortgage securities than the Lehman Index. The new investment strategy has less of a corporate bond exposure in favor of greater exposure to government and mortgage securities. (a) Performance shown for periods prior to the inception date of the Retail and Admin Classes (April 30, 2002) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). (c) Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (April 30, 1996 and February 28, 1997, respectively). (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. (e) Please see page 48 for a description of the indexes.


CUMULATIVE PERFORMANCE/(d)/ Inception to September 30, 2002
 [CHART]


                                           04/24/1996     05/31/96   06/30/96   07/31/96   08/31/96   09/30/96   10/31/96   11/30/96

Fund Name
Lipper Intermediate Investment Grade Index     10,000       9,985     10,101     10,129     10,119     10,288     10,505     10,687
Loomis Sayles Benchmark Core Bond Fund         10,000       9,930     10,060     10,060     10,030     10,210     10,460     10,680
Merrill Lynch Domestic Master Index            10,000       9,981     10,107     10,136     10,121     10,294     10,521     10,704
Lehman Brothers Aggregate Index                10,000       9,980     10,114     10,141     10,124     10,300     10,529     10,709


                                             12/31/96     01/31/97   02/28/97   03/31/97   04/30/97   05/31/97   06/30/97   07/31/97

Fund Name

Lipper Intermediate Investment Grade Index     10,592      10,625     10,651     10,537     10,681     10,777     10,904     11,193
Loomis Sayles Benchmark Core Bond Fund         10,531      10,541     10,573     10,438     10,583     10,666     10,801     11,118
Merrill Lynch Domestic Master Index            10,608      10,637     10,656     10,549     10,710     10,805     10,934     11,230
Lehman Brothers Aggregate Index                10,609      10,642     10,669     10,550     10,708     10,810     10,939     11,234


                                             08/31/97     09/30/97   10/31/97   11/30/97   12/31/97   01/31/98   02/28/98   03/31/98

Fund Name

Lipper Intermediate Investment Grade Index     11,091      11,250     11,385     11,419     11,522     11,676     11,659     11,702
Loomis Sayles Benchmark Core Bond Fund         10,983      11,159     11,326     11,367     11,502     11,653     11,620     11,642
Merrill Lynch Domestic Master Index            11,134      11,300     11,466     11,514     11,632     11,786     11,776     11,820
Lehman Brothers Aggregate Index                11,139      11,302     11,466     11,519     11,635     11,784     11,775     11,815


                                             04/30/98     05/31/98   06/30/98   07/31/98   08/31/98   09/30/98   10/31/98   11/30/98

Fund Name

Lipper Intermediate Investment Grade Index      11,757     11,863     11,958     11,982     12,144     12,416     12,315     12,377
Loomis Sayles Benchmark Core Bond Fund          11,696     11,815     11,933     11,934     11,999     12,398     12,279     12,376
Merrill Lynch Domestic Master Index             11,878     11,996     12,100     12,126     12,322     12,611     12,556     12,616
Lehman Brothers Aggregate Index                 11,876     11,989     12,091     12,116     12,314     12,602     12,535     12,607


                                             12/31/98     01/31/99   02/28/99   03/31/99 04/30/1999 05/31/1999 06/30/1999 07/31/1999

Fund Name

Lipper Intermediate Investment Grade Index     12,430      12,507     12,285     12,382     12,424     12,297     12,255     12,212
Loomis Sayles Benchmark Core Bond Fund         12,460      12,576     12,251     12,356     12,402     12,228     12,193     12,101
Merrill Lynch Domestic Master Index            12,663      12,753     12,508     12,589     12,635     12,513     12,473     12,424
Lehman Brothers Aggregate Index                12,645      12,734     12,511     12,580     12,621     12,509     12,469     12,416


                                           08/31/1999   09/30/1999 10/31/1999 11/30/1999 12/31/1999 01/31/2000 02/29/2000 03/31/2000

Fund Name
                                                                                              12/99
Lipper Intermediate Investment Grade Index     12,199      12,333     12,352     12,366     12,309     12,265     12,399     12,551
Loomis Sayles Benchmark Core Bond Fund         12,101      12,228     12,251     12,263     12,193     12,168     12,267     12,365
Merrill Lynch Domestic Master Index            12,417      12,561     12,599     12,599     12,542     12,509     12,661     12,834
Lehman Brothers Aggregate Index                12,410      12,554     12,600     12,599     12,538     12,497     12,648     12,815


                                           04/30/2000   05/31/2000 06/30/2000 07/31/2000 08/31/2000 09/30/2000 10/31/2000 11/30/2000

Fund Name

Lipper Intermediate Investment Grade Index     12,474      12,451     12,715     12,823     13,001     13,087     13,133     13,342
Loomis Sayles Benchmark Core Bond Fund         12,303      12,242     12,537     12,660     12,857     12,931     12,956     13,091
Merrill Lynch Domestic Master Index            12,791      12,783     13,043     13,160     13,348     13,433     13,523     13,753
Lehman Brothers Aggregate Index                12,778      12,772     13,037     13,156     13,347     13,431     13,519     13,741


                                           12/31/2000   01/31/2001 02/28/2001 03/31/2001 04/30/2001 05/31/2001 06/30/2001 07/31/2001

Fund Name

Lipper Intermediate Investment Grade Index     13,611      13,851     13,984     14,038     13,963     14,049     14,101     14,444
Loomis Sayles Benchmark Core Bond Fund         13,356      13,717     13,865     13,945     13,878     13,999     13,999     14,320
Merrill Lynch Domestic Master Index            14,013      14,220     14,351     14,431     14,354     14,440     14,490     14,824
Lehman Brothers Aggregate Index                13,997      14,226     14,350     14,422     14,361     14,447     14,502     14,827


                                           08/31/2001   09/30/2001 10/31/2001 11/30/2001 12/31/2001 01/31/2002 02/28/2002 03/31/2002

Fund Name

Lipper Intermediate Investment Grade Index     14,603      14,715     15,015     14,826     14,731     14,837     14,981     14,720
Loomis Sayles Benchmark Core Bond Fund         14,427      14,468     14,695     14,615     14,485     14,541     14,627     14,441
Merrill Lynch Domestic Master Index            14,978      15,186     15,495     15,279     15,180     15,292     15,440     15,176
Lehman Brothers Aggregate Index                14,998      15,173     15,490     15,276     15,179     15,302     15,450     15,193


                                           04/30/2002   05/31/2002 06/30/2002 07/31/2002 08/31/2002 09/30/2002

Fund Name

Lipper Intermediate Investment Grade Index     14,985      15,108     15,099     15,160     15,452     15,621
Loomis Sayles Benchmark Core Bond Fund         14,668      14,800     14,829     14,947     15,239     15,473
Merrill Lynch Domestic Master Index            15,471      15,601     15,733     15,947     16,223     16,496
Lehman Brothers Aggregate Index                15,488      15,620     15,754     15,945     16,214     16,477


FUND AND MANAGER REVIEW

Loomis Sayles Core Plus Fixed Income Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund had a total return of -0.15%. The Fund's benchmark, the Lehman Brothers Aggregate Index, posted a total return of 8.60%. The return for the Lipper Intermediate Investment Grade Average was 6.20% for the same period.

PORTFOLIO REVIEW | In general, corporate bonds struggled during the fiscal year, compared to other fixed income sectors. A climate riddled with uncertainty--about the economy, earnings, stock prices, terrorism, war and corporate credibility--caused investors to seek relatively safer investments, such as Treasuries and government-agency securities.

Our key strategy during the fiscal year was to focus on corporate bonds and high-yield securities, due to the yield advantages these securities offered over Treasuries. We remained optimistic about an economic rebound, and these securities were poised to offer attractive return potential as the economy gained strength. In particular, we emphasized BBB-rated bonds from household names that were trading like high-yield securities. We also focused on cyclical bonds and defensive names in the high-yield market from the food and health care industries. Nevertheless, approximately midway through the year it became clear that the anticipated economic recovery hit a roadblock, and economic growth stalled. In addition, several high-profile corporate accounting and management scandals rocked the market. By the end of the fiscal year, the unprecedented volatility in the credit markets led us to reduce the portfolio's position sizes and increase diversification. As such, we reduced the Fund's high-yield exposure and overall corporate weighting. The Fund underperformed its benchmark index during the period, primarily due to the portfolio's over-weighting toward corporate bonds and high-yield securities, which under-performed the Treasury market. In addition, several company-specific credit problems hurt the Fund's results.

OUTLOOK | We believe we are nearing the bottom of the credit cycle, but investing in corporate securities remains challenging, given the number of credit landmines that still exist in the market. Near term, we expect credit quality to stabilize then improve, as companies sell assets and issue equity, regardless of their stock price, to bolster their balance sheets. We look for rates to remain range-bound over the near term, due to the volatility in the stock market, but we expect higher rates to emerge as the economy slowly recovers.

Key Fund Facts

Objective | High total return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities, although up to 25% of assets may be in lower rated securities

Fund Inception Date | 6/18/01

Expense Ratio | 0.45%

Total Net Assets | $32.7 million


   [PHOTO]               [PHOTO]
Curt Mitchell         Peter Palfrey


   [PHOTO]
Craig Smith


AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                     Since
                                                   1 Year         Inception/(a)/
                                                   ------         ------------
Loomis Sayles Core Plus Fixed Income Fund           -0.15%              2.21%
Lipper Intermediate
Investment Grade Index/(b)/                          6.15               8.53
Lehman Brothers Aggregate Index/(b)/                 8.60              10.74

CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                                       06/18/2001   07/31/2001    08/31/2001   09/30/2001    10/31/2001
Fund Name

Lipper Intermediate Investment Grade Index                  10000        10243         10355        10435         10648
Loomis Sayles Core Plus Fixed Income Fund                   10000        10200         10320        10300         10480
Lehman Brothers Aggregate Index                             10000        10224         10341        10461         10680


                                                       11/30/2001   12/31/2001    01/31/2001   02/28/2001    03/31/2002

Fund Name

Lipper Intermediate Investment Grade Index                  10514        10447         10522        10624         10439
Loomis Sayles Core Plus Fixed Income Fund                   10460        10304         10325        10284         10210
Lehman Brothers Aggregate Index                             10533        10466         10551        10653         10476


                                                       04/30/2002   05/31/2002    06/30/2002   07/31/2002    08/31/2002   09/30/2002

Fund Name

Lipper Intermediate Investment Grade Index                  10627        10714         10708        10750         10958        11077
Loomis Sayles Core Plus Fixed Income Fund                   10315        10389         10143        10014         10241        10284
Lehman Brothers Aggregate Index                             10679        10770         10863        10994         11180        11361

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

/(a)/ Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (June 30, 2001). /(b)/ Please see page 48 for a description of the indexes.

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund returned 6.72%, compared to the 9.21% return for the Fund's benchmark, the Lehman Brothers Government/Credit Index. The return for the Lipper BBB Rated Funds Average was 4.88% for the same period.

PORTFOLIO REVIEW | Early in the fiscal year we positioned the Fund to take advantage of the recovering investment-grade and high-yield corporate markets. Spreads in these sectors widened after the terrorist attacks of September 11, 2001, as investors fled riskier asset classes. This weakness led to good buying opportunities, particularly in the airlines and lodging industries. Nevertheless, the airline industry never fully bounced back from the terrorist attacks. And much of the corporate and high-yield sector fell victim to the barrage of high-profile corporate accounting scandals that emerged early in calendar 2002. In addition, the telecommunications sector continued to pose challenges for the market and the Fund throughout the fiscal year.

On the bright side, the Fund's foreign-currency-denominated holdings generated solid performance for the year. The slow-growth U.S. economy and the weakening U.S. dollar led to gains among the Fund's foreign currency holdings, most notably those denominated in the Canadian dollar and the New Zealand dollar. In addition, the Fund enjoyed solid performance from its REIT (real estate investment trust) holdings, which provided stability to the Fund due to their consistent cash flow.

The Fund's underperformance relative to the benchmark was due to the portfolio's exposure to high-yield bonds, which performed poorly during the year and were not represented in the index. In addition, the Fund's allocation to Treasuries and agencies, the best-performing bond market sector, was only 6.25%, while the index's Treasury and agency weighting was nearly 60%. Other sources of underperformance included the telecommunications, media/cable, metals and airlines sectors.

OUTLOOK | Once the market works through the current economic and political challenges, we believe the unusually wide gap in yields between corporate bonds and Treasury securities may tighten, with corporates outperforming Treasuries. We will continue to maintain a broadly diversified portfolio with a focus on cyclical bonds that we believe may respond favorably to rebounds in economic activity and business demand.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in fixed income securities, up to 35% of assets may be invested in lower rated fixed income securities and up to 20% in preferred stocks

Fund Inception Date | 1/17/95

Fund Registration Date | 3/7/97

Expense Ratio | 0.65%

Total Net Assets | $372.1 million

  [PHOTO]
Daniel Fuss


AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                   Since                  Since
                               1 Year   3 Years     5 Years    Registration/(a)/     Inception/(a)/
----------------------------------------------------------------------------------------------------
Loomis Sayles
Fixed Income Fund                6.72%     4.74%       4.11%        5.57%                  8.84%

Lipper BBB Rated
Funds Index/(b)/                 4.88      6.52        5.32         5.95                   7.31

Lehman Brothers
Government/Credit Index/(b)/     9.21      9.68        7.93         8.19                   8.55

CUMULATIVE PERFORMANCE Registration to September 30, 2002

                                                                       [GRAPH]

                                                             03/07/1997      03/31/1997      04/30/1997     05/31/97      06/30/97
Fund Name

Lipper BBB Rated Funds Index                                 10,000            9,846            9,991         10,105         10,256
Loomis Sayles Fixed Income Fund                              10,000            9,910           10,016         10,261         10,481
Lehman Brothers Government/Credit Index                      10,000            9,881           10,026         10,119         10,241


                                                           07/31/97         08/31/97         09/30/97       10/31/97       11/30/97

Fund Name

Lipper BBB Rated Funds Index                                 10,611           10,470           10,654         10,763         10,815
Loomis Sayles Fixed Income Fund                              10,959           10,743           11,059         11,084         11,167
Lehman Brothers Government/Credit Index                      10,554           10,436           10,600         10,769         10,826


                                                           12/31/97         01/31/98         02/28/98       03/31/98       04/30/98

Fund Name

Lipper BBB Rated Funds Index                                 10,931           11,071           11,067         11,123         11,170
Loomis Sayles Fixed Income Fund                              11,173           11,306           11,404         11,572         11,617
Lehman Brothers Government/Credit Index                      10,940           11,094           11,071         11,105         11,161


                                                           05/31/98         06/30/98         07/31/98       08/31/98       09/30/98

Fund Name

Lipper BBB Rated Funds Index                                 11,266           11,349           11,340         11,257         11,490
Loomis Sayles Fixed Income Fund                              11,625           11,634           11,534         10,749         11,123
Lehman Brothers Government/Credit Index                      11,281           11,396           11,405         11,628         11,960


                                                           10/31/98         11/30/98         12/31/98       01/31/99       02/28/99

Fund Name

Lipper BBB Rated Funds Index                                 11,348           11,558           11,586         11,687         11,434
Loomis Sayles Fixed Income Fund                              11,007           11,596           11,586         11,781         11,547
Lehman Brothers Government/Credit Index                      11,876           11,947           11,976         12,061         11,774


                                                           03/31/99       04/30/1999       05/31/1999     06/30/1999     07/31/1999

Fund Name

Lipper BBB Rated Funds Index                                 11,562           11,645           11,488         11,427         11,370
Loomis Sayles Fixed Income Fund                              11,927           12,297           12,025         11,956         11,781
Lehman Brothers Government/Credit Index                      11,833           11,862           11,740         11,703         11,671


                                                         08/31/1999       09/30/1999       10/31/1999     11/30/1999     12/31/1999

Fund Name

Lipper BBB Rated Funds Index                                 11,327           11,425           11,447         11,475         11,456
Loomis Sayles Fixed Income Fund                              11,684           11,771           11,801         11,878         12,021
Lehman Brothers Government/Credit Index                      11,661           11,767           11,797         11,791         11,719


                                                         01/31/2000       02/29/2000       03/31/2000     04/30/2000     05/31/2000

Fund Name

Lipper BBB Rated Funds Index                                 11,423           11,563           11,670         11,528         11,441
Loomis Sayles Fixed Income Fund                              11,979           12,345           12,480         12,146         11,958
Lehman Brothers Government/Credit Index                      11,716           11,862           12,034         11,975         11,964


                                                         06/30/2000       07/31/2000       08/31/2000     09/30/2000     10/31/2000

Fund Name

Lipper BBB Rated Funds Index                                 11,730           11,780           11,995         12,029         11,991
Loomis Sayles Fixed Income Fund                              12,334           12,397           12,647         12,470         12,157
Lehman Brothers Government/Credit Index                      12,209           12,338           12,512         12,559         12,638


                                                         11/30/2000       12/31/2000       01/31/2001     02/28/2001     03/31/2001

Fund Name

Lipper BBB Rated Funds Index                                 12,102           12,355           12,654         12,779         12,771
Loomis Sayles Fixed Income Fund                              12,094           12,483           12,934         12,957         12,652
Lehman Brothers Government/Credit Index                      12,854           13,108           13,328         13,465         13,527


                                                         04/30/2001       05/31/2001       06/30/2001     07/31/2001     08/31/2001

Fund Name

Lipper BBB Rated Funds Index                                 12,701           12,815           12,830         13,121         13,279
Loomis Sayles Fixed Income Fund                              12,505           12,731           12,674         12,923         13,160
Lehman Brothers Government/Credit Index                      13,425           13,503           13,567         13,906         14,084


                                                         09/30/2001      10/31/2001        11/30/2001     12/31/2001     01/31/2002

Fund Name

Lipper BBB Rated Funds Index                                 13,165           13,445           13,357         13,276         13,349
Loomis Sayles Fixed Income Fund                              12,674           13,013           13,171         13,069         13,155
Lehman Brothers Government/Credit Index                      14,214           14,574           14,335         14,222         14,326


                                                         02/28/2002       03/31/2002       04/30/2002     05/31/2002     06/30/2002

Fund Name

Lipper BBB Rated Funds Index                                 13,413           13,237           13,440         13,546         13,482
Loomis Sayles Fixed Income Fund                              13,205           13,254           13,637         13,823         13,613
Lehman Brothers Government/Credit Index                      14,448           14,154           14,429         14,562         14,686


                                                         07/31/2002       08/31/2002       09/30/2002

Fund Name

Lipper BBB Rated Funds Index                                 13,415           13,686           13,809
Loomis Sayles Fixed Income Fund                              13,242           13,724           13,527
Lehman Brothers Government/Credit Index                      14,862           15,195           15,521



CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                                                    [GRAPH]

Fund Name

Lipper BBB Rated Funds Index                                 10,000           10,228           10,309         10,494         10,947
Loomis Sayles Fixed Income Fund                              10,000           10,320           10,500         10,810         11,380
Lehman Brothers Government/Credit Index                      10,000           10,232           10,300         10,444         10,882


                                                           06/30/95         07/31/95         08/31/95       09/30/95       10/31/95


Fund Name

Lipper BBB Rated Funds Index                                 11,030           11,004           11,165         11,296         11,447
Loomis Sayles Fixed Income Fund                              11,550           11,540           11,770         12,100         12,140
Lehman Brothers Government/Credit Index                      10,969           10,927           11,066         11,179         11,343


                                                           11/30/95         12/31/95         01/31/96       02/29/96       03/31/96


Fund Name

Lipper BBB Rated Funds Index                                 11,635           11,827           11,922         11,671         11,585
Loomis Sayles Fixed Income Fund                              12,440           12,742           12,995         12,626         12,563
Lehman Brothers Government/Credit Index                      11,530           11,700           11,772         11,523         11,426


                                                           04/30/96         05/31/96         06/30/96       07/31/96       08/31/96


Fund Name

Lipper BBB Rated Funds Index                                 11,511           11,503           11,635         11,664         11,658
Loomis Sayles Fixed Income Fund                              12,447           12,563           12,721         12,700         12,869
Lehman Brothers Government/Credit Index                      11,347           11,328           11,480         11,506         11,478


                                                           09/30/96         10/31/96         11/30/96       12/31/96       01/31/97


Fund Name

Lipper BBB Rated Funds Index                                 11,892           12,177           12,449         12,328         12,367
Loomis Sayles Fixed Income Fund                              13,269           13,693           14,211         13,986         14,032
Lehman Brothers Government/Credit Index                      11,682           11,955           12,175         12,039         12,054


                                                           02/28/97         03/31/97         04/30/97       05/31/97       06/30/97


Fund Name

Lipper BBB Rated Funds Index                                 12,438           12,246           12,427         12,569         12,756
Loomis Sayles Fixed Income Fund                              14,229           14,067           14,218         14,565         14,878
Lehman Brothers Government/Credit Index                      12,079           11,935           12,110         12,223         12,370


                                                           07/31/97         08/31/97         09/30/97       10/31/97       11/30/97



Fund Name

Lipper BBB Rated Funds Index                                 13,198           13,023           13,252         13,386         13,452
Loomis Sayles Fixed Income Fund                              15,556           15,250           15,698         15,733         15,851
Lehman Brothers Government/Credit Index                      12,748           12,605           12,803         13,008         13,077


                                                           12/31/97         01/31/98         02/28/98      03/31/98       04/30/98


Fund Name

Lipper BBB Rated Funds Index                                 13,596           13,770          13,765         13,834          13,894
Loomis Sayles Fixed Income Fund                              15,860           16,049          16,187         16,427          16,490
Lehman Brothers Government/Credit Index                      13,214           13,400          13,373         13,414          13,482


                                                           05/31/98         06/30/98         07/31/98       08/31/98       09/30/98


Fund Name

Lipper BBB Rated Funds Index                                 14,013           14,115           14,104         14,002         14,291
Loomis Sayles Fixed Income Fund                              16,502           16,515           16,372         15,258         15,789
Lehman Brothers Government/Credit Index                      13,627           13,765           13,776         14,045         14,447


                                                           10/31/98         11/30/98         12/31/98       01/31/99       02/28/99


Fund Name

Lipper BBB Rated Funds Index                                 14,114           14,375           14,411         14,536         14,222
Loomis Sayles Fixed Income Fund                              15,625           16,460           16,447         16,723         16,391
Lehman Brothers Government/Credit Index                      14,345           14,430           14,466         14,569         14,222


                                                           03/31/99       04/30/1999       05/31/1999     06/30/1999     07/31/1999


Fund Name

Lipper BBB Rated Funds Index                                 14,380           14,483          14,288         14,213          14,141
Loomis Sayles Fixed Income Fund                              16,930           17,455          17,068         16,972          16,723
Lehman Brothers Government/Credit Index                      14,293           14,328          14,180         14,136          14,097


                                                         08/31/1999       09/30/1999       10/31/1999     11/30/1999     12/31/1999


Fund Name

Lipper BBB Rated Funds Index                                 14,089           14,210           14,238         14,272         14,249
Loomis Sayles Fixed Income Fund                              16,585           16,709           16,751         16,861         17,064
Lehman Brothers Government/Credit Index                      14,086           14,213           14,250         14,242         14,155


                                                         01/31/2000       02/29/2000       03/31/2000     04/30/2000     05/31/2000


Fund Name

Lipper BBB Rated Funds Index                                 14,208           14,382           14,515         14,339         14,230
Loomis Sayles Fixed Income Fund                              17,004           17,523           17,715         17,241         16,975
Lehman Brothers Government/Credit Index                      14,151           14,329           14,536         14,465         14,452


                                                         06/30/2000       07/31/2000       08/31/2000     09/30/2000     10/31/2000



Fund Name

Lipper BBB Rated Funds Index                                 14,590           14,652           14,920         14,962         14,914
Loomis Sayles Fixed Income Fund                              17,508           17,597           17,952         17,700         17,256
Lehman Brothers Government/Credit Index                      14,747           14,903           15,113         15,170         15,265


                                                         11/30/2000       12/31/2000       01/31/2001     02/28/2001      03/31/2001

Fund Name

Lipper BBB Rated Funds Index                                 15,052           15,367           15,739         15,894         15,884
Loomis Sayles Fixed Income Fund                              17,167           17,719           18,359         18,391         17,959
Lehman Brothers Government/Credit Index                      15,526           15,833           16,098         16,264         16,339


                                                         04/30/2001       05/31/2001       06/30/2001     07/31/2001      08/31/2001

Fund Name

Lipper BBB Rated Funds Index                                 15,797           15,940           15,958         16,320         16,516
Loomis Sayles Fixed Income Fund                              17,751           18,071           17,991         18,343         18,680
Lehman Brothers Government/Credit Index                      16,217           16,310           16,388         16,796         17,012


                                                         09/30/2001       10/31/2001       11/30/2001     12/31/2001     01/31/2001

Fund Name

Lipper BBB Rated Funds Index                                 16,375           16,722           16,614         16,512         16,603
Loomis Sayles Fixed Income Fund                              17,991           18,472           18,696         18,551         18,674
Lehman Brothers Government/Credit Index                      17,169           17,604           17,315         17,179         17,304


                                                         02/28/2001       03/31/2002       04/30/2002     05/31/2002     06/30/2002

Fund Name

Lipper BBB Rated Funds Index                                 16,683           16,464           16,716         16,848         16,769
Loomis Sayles Fixed Income Fund                              18,745           18,814           19,358         19,621         19,323
Lehman Brothers Government/Credit Index                      17,451           17,097           17,429         17,589         17,739


                                                         07/31/2002       08/31/2002       09/30/2002

Fund Name

Lipper BBB Rated Funds Index                                 16,685           17,022          17,176
Loomis Sayles Fixed Income Fund                              18,797           19,481          19,201
Lehman Brothers Government/Credit Index                      17,951           18,354          18,748




Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (January 31, 1995 and February 28, 1997, respectively). (b) Please see page 48 for a description of the indexes.

FUND AND MANAGER REVIEW

Loomis Sayles Institutional High Income Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund returned -6.04%, compared to the -2.19% return for the Fund's benchmark, the Merrill Lynch High Yield Master Index. The return for the Lipper High Yield Bond Funds Average was -2.17% for the same period.

PORTFOLIO REVIEW | Early in the fiscal year, we positioned the Fund to take advantage of the recovering high-yield corporate market and the improving emerging markets. Our process of searching for relative value led us into the airline and lodging industries during the fourth quarter of calendar 2001. Securities in these industries suffered more than others in the aftermath of the September 11, 2001, terrorist attacks. As expected, they bounced back strongly early in calendar 2002, as the market rebounded. But the turnaround among airline bonds was short-lived. Airline bankruptcies, a potential double-dip recession, decreased demand, increasing jet fuel prices, the potential for future terrorist attacks, a possible war with Iraq and tensions in Israel all hurt the industry and its bonds.

The Fund's performance relative to the benchmark index during the year was hindered by holdings in several troubled sectors: airlines, aerospace/defense, and energy-oil field services, with the telecommunications sector delivering the most negative impact. The Fund's average duration was higher (5.42 years vs.
4.49 years) than that of the benchmark, and this hurt relative performance. Also, the index held 1,611 issues, while the Fund held 201, and being less diversified in a down high yield market challenges return potential.

OUTLOOK | We believe corporate bonds purchased today and held for the next six to 12 months have the potential to outperform other fixed income securities, notably Treasuries. Once the market works through its current economic and political challenges, we believe the unusually wide gap in yields between corporate bonds and Treasuries should tighten, with corporate bonds outperforming Treasuries.

We will continue to take advantage of the Fund's flexible guidelines to take advantage of domestic and international opportunities. We expect to focus on cyclical bonds that should respond favorably to rebounds in economic activity and business demand. Overall, we believe the Fund has a good mix of higher-quality credits along with "opportunistic" higher-yielding securities offering capital appreciation and yield-advantage potential.

Key Fund Facts

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in lower rated fixed income securities and other securities expected to produce a relatively high level of income including preferred and common stocks

Fund Inception Date | 6/5/96

Fund Registration Date | 3/7/97

Expense Ratio | 0.75%

Total Net Assets | $57.1 million


  [PHOTO]
Daniel Fuss

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                     Since            Since
                                    1 Year   3 Years   5 Years   Registration/(a)/  Inception/(a)/
--------------------------------------------------------------------------------------------------
Loomis Sayles Institutional
High Income Fund                    -6.04%    -3.29%    -2.93%       -0.40%           0.70%

Lipper High Yield Bond
Funds Index/(b)/                    -3.20     -5.50     -2.67        -0.95            0.86

Merrill Lynch High Yield
Master Index/(b)/                   -2.19     -1.45      0.45         1.74            3.22

CUMULATIVE PERFORMANCE Registration to September 30, 2002

                                    [CHART]


                                              03/07/1997    03/31/1997    04/30/97    05/31/97    06/30/97    07/31/97    08/31/97

Lipper High Yield Bond Funds Index               10,000         9,783       9,867      10,128      10,301      10,576      10,600
Loomis Sayles Institutional High Income Fund     10,000         9,871      10,000      10,297      10,495      11,021      11,011
Merrill Lynch High Yield Master Index            10,000         9,889      10,001      10,203      10,358      10,607      10,588


                                                09/30/97      10/31/97    11/30/97    12/31/97    01/31/98    02/28/98    03/31/98

Lipper High Yield Bond Funds Index               10,857        10,814      10,893      11,021      11,235      11,341      11,506
Loomis Sayles Institutional High Income Fund     11,348        11,011      11,060      10,959      11,112      11,330      11,691
Merrill Lynch High Yield Master Index            10,764        10,835      10,938      11,042      11,206      11,252      11,349


                                                04/30/98      05/31/98    06/30/98    07/31/98    08/31/98    09/30/98    10/31/98

Lipper High Yield Bond Funds Index               11,542        11,529      11,549      11,628      10,742      10,677      10,435
Loomis Sayles Institutional High Income Fund     11,658        11,341      11,079      10,944       9,282       9,260       9,249
Merrill Lynch High Yield Master Index            11,403        11,483      11,539      11,605      11,104      11,127      10,944


                                                11/30/98      12/31/98    01/31/99    02/28/99    03/31/99  04/30/1999  05/31/1999

Lipper High Yield Bond Funds Index               11,048        11,013      11,213      11,168      11,364      11,658      11,437
Loomis Sayles Institutional High Income Fund     10,141         9,987      10,231      10,167      10,643      11,312      10,991
Merrill Lynch High Yield Master Index            11,442        11,446      11,559      11,471      11,570      11,751      11,669


                                              06/30/1999    07/31/1999  08/31/1999  09/30/1999  10/31/1999  11/30/1999  12/31/1999

Lipper High Yield Bond Funds Index               11,439        11,442      11,326      11,238      11,205      11,403      11,540
Loomis Sayles Institutional High Income Fund     11,158        11,068      10,836      10,811      11,068      11,325      11,584
Merrill Lynch High Yield Master Index            11,647        11,665      11,551      11,502      11,435      11,565      11,626


                                              01/31/2000    02/29/2000  03/31/2000  04/30/2000  05/31/2000  06/30/2000  07/31/2000

Lipper High Yield Bond Funds Index               11,483        11,565      11,365      11,315      11,114      11,319      11,340
Loomis Sayles Institutional High Income Fund     11,541        11,899      11,913      11,798      11,527      11,856      11,841
Merrill Lynch High Yield Master Index            11,568        11,578      11,416      11,420      11,295      11,488      11,571


                                              08/31/2000    09/30/2000  10/31/2000  11/30/2000  12/31/2000  01/31/2001  02/28/2001

Lipper High Yield Bond Funds Index               11,399        11,231      10,847      10,242      10,419      11,111      11,146
Loomis Sayles Institutional High Income Fund     12,242        11,913      11,384      10,611      10,920      11,848      11,832
Merrill Lynch High Yield Master Index            11,712        11,644      11,302      10,948      11,185      11,852      12,039


                                              03/31/2001    04/30/2001  05/31/2001  06/30/2001  07/31/2001  08/31/2001  09/30/2001

Lipper High Yield Bond Funds Index               10,776       10,635       10,750      10,433      10,494      10,541       9,797
Loomis Sayles Institutional High Income Fund     11,352       11,128       11,336      11,080      11,096      11,176      10,407
Merrill Lynch High Yield Master Index            11,880       11,750       11,977      11,730      11,912      12,027      11,256


                                              10/31/2001    11/30/2001  12/31/2001  01/31/2002  02/28/2002  03/31/2002  04/30/2002

Lipper High Yield Bond Funds Index               10,021        10,339      10,311      10,336      10,153      10,354      10,462
Loomis Sayles Institutional High Income Fund     10,535        10,968      10,945      10,945      10,591      11,039      11,225
Merrill Lynch High Yield Master Index            11,587        11,964      11,879      11,946      11,831      12,113      12,305


                                              05/31/2002    06/30/2002  07/31/2002  08/31/2002  09/30/2002

Lipper High Yield Bond Funds Index               10,358         9,775       9,454       9,617       9,483
Loomis Sayles Institutional High Income Fund     11,113        10,441       9,993      10,199       9,779
Merrill Lynch High Yield Master Index            12,239        11,369      10,916      11,189      11,010


CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                    [CHART]


                                              06/05/1996    06/30/1996    07/31/96    08/31/96    09/30/96    10/31/96    11/30/96

Fund Name
Lipper High Yield Bond Funds Index               10,000        10,006      10,052      10,214      10,480      10,530      10,712
Loomis Sayles Institutional High Income Fund     10,000        10,030       9,970      10,110      10,380      10,440      10,740
Merrill Lynch High Yield Master Index            10,000        10,060      10,128      10,233      10,453      10,567      10,781


                                                12/31/96      01/31/97    02/28/97    03/31/97    04/30/97    05/31/97    06/30/97

Fund Name
Lipper High Yield Bond Funds Index               10,844        10,951      11,135      10,894      10,987      11,277      11,471
Loomis Sayles Institutional High Income Fund     10,764        10,817      10,732      10,552      10,689      11,007      11,219
Merrill Lynch High Yield Master Index            10,864        10,947      11,101      10,977      11,102      11,326      11,499


                                                07/31/97      08/31/97    09/30/97    10/31/97    11/30/97    12/31/97    01/31/98

Fund Name
Lipper High Yield Bond Funds Index               11,777        11,803      12,089      12,042      12,129      12,272      12,511
Loomis Sayles Institutional High Income Fund     11,781        11,770      12,130      11,770      11,823      11,715      11,878
Merrill Lynch High Yield Master Index            11,774        11,754      11,949      12,028      12,142      12,257      12,439


                                                02/28/98      03/31/98    04/30/98    05/31/98    06/30/98    07/31/98    08/31/98

Fund Name

Lipper High Yield Bond Funds Index               12,629        12,812      12,852      12,837      12,860      12,948      11,961
Loomis Sayles Institutional High Income Fund     12,112        12,497      12,462      12,123      11,843      11,699       9,922
Merrill Lynch High Yield Master Index            12,491        12,598      12,658      12,746      12,810      12,883      12,327


                                                09/30/98      10/31/98    11/30/98    12/31/98    01/31/99    02/28/99    03/31/99

Fund Name
Lipper High Yield Bond Funds Index               11,889        11,619      12,302      12,263      12,485      12,435      12,654
Loomis Sayles Institutional High Income Fund      9,898         9,887      10,840      10,676      10,937      10,868      11,377
Merrill Lynch High Yield Master Index            12,351        12,148      12,702      12,706      12,832      12,734      12,843


                                              04/30/1999    05/31/1999  06/30/1999  07/31/1999  08/31/1999  09/30/1999  10/31/1999

Fund Name

Lipper High Yield Bond Funds Index               12,982        12,735      12,737      12,741      12,612      12,513      12,477
Loomis Sayles Institutional High Income Fund     12,093        11,749      11,928      11,831      11,584      11,556      11,831
Merrill Lynch High Yield Master Index            13,044        12,954      12,929      12,949      12,822      12,768      12,693


                                              11/30/1999    12/31/1999  01/31/2000  02/29/2000  03/31/2000  04/30/2000  05/31/2000

Fund Name
Lipper High Yield Bond Funds Index               12,697        12,850      12,787      12,878      12,655      12,599      12,375
Loomis Sayles Institutional High Income Fund     12,106        12,383      12,337      12,719      12,734      12,612      12,322
Merrill Lynch High Yield Master Index            12,838        12,906      12,842      12,853      12,673      12,677      12,538


                                              06/30/2000    07/31/2000  08/31/2000  09/30/2000  10/31/2000  11/30/2000  12/31/2000

Fund Name
Lipper High Yield Bond Funds Index               12,604        12,627      12,693      12,506      12,079      11,404      11,602
Loomis Sayles Institutional High Income Fund     12,673        12,658      13,086      12,734      12,169      11,343      11,673
Merrill Lynch High Yield Master Index            12,752        12,844      13,001      12,925      12,546      12,153      12,416


                                              01/31/2001    02/28/2001  03/31/2001  04/30/2001  05/31/2001  06/30/2001  07/31/2001

Fund Name

Lipper High Yield Bond Funds Index               12,372        12,411      11,999      11,842      11,970      11,617      11,686
Loomis Sayles Institutional High Income Fund     12,665        12,648      12,135      11,895      12,118      11,844      11,861
Merrill Lynch High Yield Master Index            13,157        13,365      13,188      13,044      13,295      13,021      13,223


                                              08/31/2001    09/30/2001  10/31/2001  11/30/2001  12/31/2001  01/31/2001  02/28/2001

Fund Name
Lipper High Yield Bond Funds Index               11,737        10,909      11,158      11,512      11,481      11,509      11,305
Loomis Sayles Institutional High Income Fund     11,947        11,125      11,262      11,724      11,700      11,700      11,321
Merrill Lynch High Yield Master Index            13,351        12,495      12,863      13,281      13,187      13,261      13,133


                                              03/31/2002    04/30/2002  05/31/2002  06/30/2002  07/31/2002  08/31/2002  09/30/2002

Fund Name
Lipper High Yield Bond Funds Index               11,529        11,650      11,534      10,884      10,527      10,708      10,559
Loomis Sayles Institutional High Income Fund     11,800        11,999      11,879      11,161      10,682      10,902      10,454
Merrill Lynch High Yield Master Index            13,446        13,660      13,586      12,620      12,118      12,421      12,222



Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (May 31, 1996 and February 28, 1997, respectively). (b) Please see page 48 for a description of the indexes.

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund returned 1.03%, compared to the 8.09% return for the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Index. The return for the Lipper Intermediate Investment Grade Average was 6.20% for the same period.

PORTFOLIO REVIEW | As the fiscal year progressed, the country came under the grip of two sets of crises, both of which contributed to strong performance among Treasuries. The threat of terrorism and ongoing conflicts in the Middle East hurt the stock market, damaged consumer sentiment and sent the price of gold soaring. Treasury bonds benefited from these factors, due to the liquidity and perceived safety of U.S. government securities.

Other crises involved corporate governance and accounting scandals. High-profile instances of accounting irregularities and management fraud increased the skepticism and uncertainty surrounding corporate earnings projections and heightened the perceived risk of corporate equity and low-grade corporate debt. This led to a decline in stock prices and a flight to the safety of Treasury bonds and high-grade corporate securities.

The Fund's underperformance relative to the benchmark primarily was due to the continued outperformance of Treasury and agency issues, which we under-weighted in the Fund. Early in the fiscal year, we positioned the Fund to take advantage of the recovering investment-grade and high-yield corporate markets and improving emerging markets. Corporate spreads widened after 9/11, as investors focused on sectors featuring perceived safety and stability. This created attractive buying opportunities that prompted us to increase portfolio positions in some beaten-down industries--industries that subsequently recovered as the market and economy improved and then declined as growth diminished and corporate credibility and political concerns emerged.

OUTLOOK | Because corporate bonds largely were ignored during the fiscal year's rally, we believe they remain attractive values. After the market works through the current set of economic and political challenges, we expect the unusually wide gap in yields between corporate bonds and Treasuries to tighten, leading to out-performance for corporate securities. In addition, new regulations regarding accounting and corporate governance and strict enforcement of old laws about corporate fraud and insider trading should restore trust in the corporate sector and eventually contribute to narrowing yield spreads.

Key Fund Facts

Objective | Above-average total return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities

Fund Inception Date | 1/28/98

Expense Ratio | 0.45%

Total Net Assets | $40.7 million

        [PHOTO]
     Steven Kaseta
 Steven has served as
portfolio manager since
   November 4, 2002


AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                             Since
                                            1 Year           3 Years      Inception/(a)/
                                            ------           -------      ------------
Loomis Sayles Intermediate Duration
Fixed Income Fund                             1.03%             6.87%          5.58%
Lipper Intermediate
Investment Grade Index/(b)/                   6.15              8.19           6.43
Lehman Brothers Government/
Credit Intermediate Index/(b)/                8.09              9.04           7.35


CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                    [CHART]

                                                                    01/28/1998      02/28/98     03/31/98      04/30/98     05/31/98
Fund Name

Lipper Intermediate Investment Grade Index                              10,000         9,986       10,022        10,069       10,160
Loomis Sayles Intermediate Duration Fixed Income Fund                   10,000        10,040       10,080        10,121       10,181
Lehman Brothers Government/Credit Intermediate Index                    10,000         9,992       10,024        10,075       10,149


                                                                      06/30/98      07/31/98     08/31/98      09/30/98     10/31/98

Fund Name

Lipper Intermediate Investment Grade Index                              10,241        10,262       10,401        10,634       10,548
Loomis Sayles Intermediate Duration Fixed Income Fund                   10,212        10,253       10,150        10,191       10,211
Lehman Brothers Government/Credit Intermediate Index                    10,213        10,249       10,410        10,672       10,662


                                                                      11/30/98      12/31/98     01/31/99      02/28/99     03/31/99

Fund Name

                                                                                       12/98
Lipper Intermediate Investment Grade Index                              10,601        10,646       10,712        10,521       10,604
Loomis Sayles Intermediate Duration Fixed Income Fund                   10,305        10,321       10,417        10,321       10,460
Lehman Brothers Government/Credit Intermediate Index                    10,661        10,704       10,762        10,604       10,683


                                                                    04/30/1999   05/31/1999    06/30/1999   07/31/1999    08/31/1999

Fund Name

Lipper Intermediate Investment Grade Index                              10,639        10,531        10,495       10,458       10,447
Loomis Sayles Intermediate Duration Fixed Income Fund                   10,578        10,427        10,460       10,438       10,415
Lehman Brothers Government/Credit Intermediate Index                    10,716        10,634        10,641       10,632       10,640


                                                                    09/30/1999    10/31/1999   11/30/1999    12/31/1999   01/31/2000

Fund Name

Lipper Intermediate Investment Grade Index                              10,562        10,578       10,591        10,542       10,505
Loomis Sayles Intermediate Duration Fixed Income Fund                   10,559        10,592       10,648        10,659       10,625
Lehman Brothers Government/Credit Intermediate Index                    10,739        10,767       10,780        10,745       10,705


                                                                    02/29/2000    03/31/2000   04/30/2000    05/31/2000   06/30/2000

Fund Name

Lipper Intermediate Investment Grade Index                              10,619        10,750       10,683        10,664       10,889
Loomis Sayles Intermediate Duration Fixed Income Fund                   10,727        10,830       10,772        10,726       10,958
Lehman Brothers Government/Credit Intermediate Index                    10,794        10,906       10,882        10,899       11,091


                                                                    07/31/2000    08/31/2000   09/30/2000    10/31/2000   11/30/2000

Fund Name

Lipper Intermediate Investment Grade Index                              10,982        11,135       11,208        11,248       11,427
Loomis Sayles Intermediate Duration Fixed Income Fund                   11,063        11,168       11,286        11,274       11,393
Lehman Brothers Government/Credit Intermediate Index                    11,175        11,307       11,410        11,462       11,618


                                                                    12/31/2000    01/31/2001   02/28/2001    03/31/2001   04/30/2001

Fund Name

Lipper Intermediate Investment Grade Index                              11,658        11,863       11,977        12,023       11,959
Loomis Sayles Intermediate Duration Fixed Income Fund                   11,602        11,867       11,977        12,086       12,098
Lehman Brothers Government/Credit Intermediate Index                    11,832        12,026       12,140        12,233       12,200


                                                                    05/31/2001   06/30/2001    07/31/2001   08/31/2001    09/30/2001

Fund Name

Lipper Intermediate Investment Grade Index                              12,032        12,076       12,369        12,506       12,602
Loomis Sayles Intermediate Duration Fixed Income Fund                   12,234        12,270       12,482        12,632       12,757
Lehman Brothers Government/Credit Intermediate Index                    12,269        12,315       12,571        12,696       12,882


                                                                    10/31/2001   11/30/2001    12/31/2001   01/31/2001    02/28/2001

Fund Name

Lipper Intermediate Investment Grade Index                              12,859        12,697       12,616        12,707       12,830
Loomis Sayles Intermediate Duration Fixed Income Fund                   12,921        12,896       12,772        12,785       12,798
Lehman Brothers Government/Credit Intermediate Index                    13,095        12,964       12,892        12,959       13,062


                                                                    03/31/2002    04/30/2002   05/31/2002    06/30/2002   07/31/2002

Fund Name

Lipper Intermediate Investment Grade Index                              12,607        12,833       12,939        12,931       12,983
Loomis Sayles Intermediate Duration Fixed Income Fund                   12,669        12,733       12,864        12,706       12,575
Lehman Brothers Government/Credit Intermediate Index                    12,863        13,075       13,206        13,320       13,477


                                                                     08/31/2002   09/30/2002

Fund Name

Lipper Intermediate Investment Grade Index                              13,233       $13,377
Loomis Sayles Intermediate Duration Fixed Income Fund                   12,879       $12,889
Lehman Brothers Government/Credit Intermediate Index                    13,678       $13,923


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (January 31, 1998). (b) Please see page 48 for a description of the indexes.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Fixed Income Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund returned 10.37%, compared to the 9.21% return for the Fund's benchmark, the Lehman Brothers Government/Credit Index. The return for the Lipper BBB Rated Funds Average was 4.88% for the same period.

PORTFOLIO REVIEW | Interest rates remained at 40-year lows during the fiscal year, as the economic recovery struggled for momentum. In an effort to boost growth, the Federal Reserve maintained an accommodative monetary policy. In this environment Treasury prices soared as investors sought a safe haven from the tumbling stock market and conflict with Iraq.

Our strategy remained relatively constant during the year. Structurally, the portfolio offered substantial yield for a solid investment-grade average credit rating. In addition, the individual holdings remained broadly diversified by industry sector and geographic location. We also maintained exposure to a variety of currencies, particularly the Canadian dollar, because fundamentals suggest the U.S. dollar will continue to drift lower in foreign exchange trading. The Fund outperformed its benchmark index for the year due to the combined effect of spread compression and favorable exposure to foreign currencies, particularly the Canadian and Australian dollars, which rose in value relative to the U.S. dollar. (Spreads refer to the difference in yield between non-Treasury securities and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase; when they widen, prices fall.) In addition, the Fund benefited from the improved tone in the corporate bond market late in the year. In this environment, the wide average yield spreads of the Fund's holdings relative to the benchmark proved advantageous.

OUTLOOK | In the short-term, the fixed-income market likely will remain volatile. The corporate market may be sensitive to data detailing evidence of a sustained economic recovery, while the Treasury market may be wary of this news. Over the long-term, a rebound in economic growth should foster an improvement in corporate credit quality that will stimulate demand for high-yielding corporate securities. The positive impact from narrowing corporate yield spreads may cause corporate securities to outperform Treasuries. Currently, the Treasury market appears over-valued. In contrast, the corporate bond market appears under-valued based on the combination of wide yield spreads and modest economic growth.

Key Fund Facts

Objective | Above-average total investment return through a combination of current income and capital appreciation

Strategy | Invests in investment grade fixed income securities, although up to 10% of assets may be in lower rated fixed income securities and up to 10% in preferred stock

Fund Inception Date | 7/1/94

Fund Registration Date | 3/7/97

Expense Ratio | 0.55%

Total Net Assets | $136.0 million

  [PHOTO]                [PHOTO]
Daniel Fuss          Steven Kaseta

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                  Since           Since
                                 1 Year   3 Years   5 Years Registration/(a)/ Inception/(a)/
--------------------------------------------------------------------------------------------
Loomis Sayles Investment
Grade Fixed Income Fund           10.37%     9.04%     6.63%       7.49%         9.80%

Lipper BBB Rated
Funds Index/(b)/                   4.88      6.52      5.32        5.95          7.06

Lehman Brothers Government/
Credit Index/(b)/                  9.21      9.68      7.93        8.19          8.28

CUMULATIVE PERFORMANCE Registration to September 30, 2002

                                    [CHART]

                                                             03/07/1997    04/30/97    05/31/97    06/30/97    07/31/97    08/31/97
Fund Name

Lipper BBB Rated Funds Index                        10,000       9,846       9,991      10,105      10,256      10,611      10,470
Loomis Sayles Investment Grade Fixed Income Fund    10,000       9,838       9,984      10,149      10,340      10,868      10,559
Lehman Brothers Government/Credit index             10,000       9,881      10,026      10,119      10,241      10,554      10,436


                                                   09/30/97    10/31/97    11/30/97    12/31/97    01/31/98    02/28/98    03/31/98

Fund Name

Lipper BBB Rated Funds Index                        10,654      10,763      10,815      10,931      11,071      11,067      11,123
Loomis Sayles Investment Grade Fixed Income Fund    10,843      10,941      10,959      11,013      11,132      11,197      11,317
Lehman Brothers Government/Credit index             10,600      10,769      10,826      10,940      11,094      11,071      11,105


                                                   04/30/98    05/31/98    06/30/98    07/31/98    08/31/98    09/30/98    10/31/98
Fund Name

Lipper BBB Rated Funds Index                        11,170      11,266      11,349      11,340      11,257      11,490      11,348
Loomis Sayles Investment Grade Fixed Income Fund    11,344      11,420      11,429      11,285      10,693      11,009      10,913
Lehman Brothers Government/Credit index             11,161      11,281      11,396      11,405      11,628      11,960      11,876


                                                   11/30/98    12/31/98    01/31/99    02/28/99    03/31/99  04/30/1999  05/31/1999

Fund Name

Lipper BBB Rated Funds Index                        11,558      11,586      11,687      11,434      11,562      11,645      11,488
Loomis Sayles Investment Grade Fixed Income Fund    11,312      11,380      11,599      11,419      11,711      11,994      11,770
Lehman Brothers Government/Credit index             11,947      11,976      12,061      11,774      11,833      11,862      11,740


                                                 06/30/1999  07/31/1999  08/31/1999  09/30/1999  10/31/1999  11/30/1999  12/31/1999

Fund Name

Lipper BBB Rated Funds Index                        11,427      11,370      11,327      11,425      11,447      11,475      11,456
Loomis Sayles Investment Grade Fixed Income Fund    11,653      11,493      11,445      11,533      11,498      11,576      11,662
Lehman Brothers Government/Credit index             11,703      11,671      11,661      11,767      11,797      11,791      11,719


                                                 01/31/2000  02/29/2000  03/31/2000  04/30/2000  05/31/2000  06/30/2000  07/31/2000

Fund Name

Lipper BBB Rated Funds Index                        11,423      11,563      11,670      11,528      11,441      11,730      11,780
Loomis Sayles Investment Grade Fixed Income Fund    11,657      11,996      12,175      11,875      11,793      12,131      12,281
Lehman Brothers Government/Credit index             11,716      11,862      12,034      11,975      11,964      12,209      12,338


                                                 08/31/2000  09/30/2000  10/31/2000  11/30/2000  12/31/2000  01/31/2001  02/28/2001

Fund Name

Lipper BBB Rated Funds Index                         11,995     12,029      11,991      12,102      12,355      12,654      12,779
Loomis Sayles Investment Grade Fixed Income Fund     12,521     12,425      12,205      12,392      12,716      13,011      13,146
Lehman Brothers Government/Credit index              12,512     12,559      12,638      12,854      13,108      13,328      13,465


                                                 03/31/2001  04/30/2001  05/31/2001  06/30/2001  07/31/2001  08/31/2001  09/30/2001

Fund Name

Lipper BBB Rated Funds Index                        12,771      12,701      12,815      12,830      13,121      13,279      13,165
Loomis Sayles Investment Grade Fixed Income Fund    13,010      12,970      13,165      13,217      13,558      13,913      13,546
Lehman Brothers Government/Credit index             13,527      13,425      13,503      13,567      13,906      14,084      14,214


                                                 10/31/2001  11/30/2001  12/31/2001  01/31/2002  02/28/2002  03/31/2002  04/30/2002

Fund Name

Lipper BBB Rated Funds Index                        13,445      13,357      13,276      13,349      13,413      13,237      13,440
Loomis Sayles Investment Grade Fixed Income Fund    13,990      13,998      13,888      14,013      14,113      14,012      14,441
Lehman Brothers Government/Credit index             14,574      14,335      14,222      14,326      14,448      14,154      14,429


                                                 05/31/2002  06/30/2002  07/31/2002  08/31/2002  09/30/2002

Fund Name

Lipper BBB Rated Funds Index                        13,546      13,482      13,415      13,686      13,809
Loomis Sayles Investment Grade Fixed Income Fund    14,770      14,782      14,501      14,886      14,950
Lehman Brothers Government/Credit index             14,562      14,686      14,862      15,195      15,521


CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                    [CHART]

                                                 07/01/1994  07/31/1994    08/31/94    09/30/94    10/31/94    11/30/94    12/31/94
Fund Name

Lipper BBB Rated Funds Index                         10,000     10,171      10,211      10,070      10,038      10,011      10,061
Loomis Sayles Investment Grade Fixed Income Fund     10,000     10,120      10,310      10,078       9,987       9,915       9,974
Lehman Brothers Government/Credit Index              10,000     10,200      10,204      10,050      10,038      10,020      10,086


                                                   01/31/95    02/28/95    03/31/95    04/30/95    05/31/95    06/30/95    07/31/95

Fund Name

Lipper BBB Rated Funds Index                        10,224      10,457      10,539      10,729      11,192      11,276      11,250
Loomis Sayles Investment Grade Fixed Income Fund    10,152      10,573      10,753      11,051      11,618      11,822      11,745
Lehman Brothers Government/Credit Index             10,280      10,519      10,589      10,737      11,187      11,276      11,233


                                                   08/31/95    09/30/95    10/31/95    11/30/95    12/31/95    01/31/96    02/29/96

Fund Name

Lipper BBB Rated Funds Index                        11,415      11,549      11,703      11,895      12,091      12,189      11,932
Loomis Sayles Investment Grade Fixed Income Fund    11,964      12,270      12,435      12,755      12,989      13,214      12,909
Lehman Brothers Government/Credit Index             11,376      11,492      11,661      11,853      12,027      12,102      11,845


                                                   03/31/96    04/30/96    05/31/96    06/30/96    07/31/96    08/31/96    09/30/96
Fund Name

Lipper BBB Rated Funds Index                        11,844      11,769      11,761      11,895      11,925      11,919      12,158
Loomis Sayles Investment Grade Fixed Income Fund    12,909      12,806      12,874      13,071      13,106      13,187      13,598
Lehman Brothers Government/Credit Index             11,746      11,665      11,646      11,801      11,829      11,800      12,009


                                                   10/31/96    11/30/96    12/31/96    01/31/97    02/28/97    03/31/97    04/30/97

Fund Name

Lipper BBB Rated Funds Index                        12,449      12,727      12,604      12,644      12,716      12,520      12,705
Loomis Sayles Investment Grade Fixed Income Fund    14,166      14,665      14,406      14,382      14,529      14,233      14,444
Lehman Brothers Government/Credit Index             12,290      12,516      12,376      12,391      12,417      12,270      12,449


                                                   05/31/97    06/30/97    07/31/97    08/31/97    09/30/97    10/31/97    11/30/97

Fund Name

Lipper BBB Rated Funds Index                         12,850     13,042      13,493      13,314      13,548      13,686      13,753
Loomis Sayles Investment Grade Fixed Income Fund     14,683     14,959      15,722      15,276      15,687      15,829      15,855
Lehman Brothers Government/Credit Index              12,565     12,716      13,105      12,958      13,162      13,373      13,443


                                                   12/31/97    01/31/98    02/28/98    03/31/98    04/30/98    05/31/98    06/30/98
Fund Name

Lipper BBB Rated Funds Index                        13,900      14,077      14,072      14,144      14,204      14,326      14,431
Loomis Sayles Investment Grade Fixed Income Fund    15,932      16,105      16,198      16,372      16,412      16,521      16,535
Lehman Brothers Government/Credit Index             13,584      13,776      13,748      13,790      13,859      14,008      14,151


                                                   07/31/98    08/31/98    09/30/98    10/31/98    11/30/98    12/31/98    01/31/99
Fund Name

Lipper BBB Rated Funds Index                        14,420      14,315      14,610      14,430      14,697      14,733      14,861
Loomis Sayles Investment Grade Fixed Income Fund    16,326      15,469      15,927      15,788      16,365      16,463      16,780
Lehman Brothers Government/Credit Index             14,162      14,439      14,852      14,747      14,835      14,871      14,977


                                                   02/28/99    03/31/99  04/30/1999  05/31/1999  06/30/1999  07/31/1999  08/31/1999

Fund Name

Lipper BBB Rated Funds Index                        14,540      14,702      14,807      14,607      14,531      14,457      14,404
Loomis Sayles Investment Grade Fixed Income Fund    16,520      16,942      17,352      17,028      16,859      16,627      16,558
Lehman Brothers Government/Credit Index             14,621      14,693      14,730      14,578      14,532      14,492      14,480


                                                 09/30/1999  10/31/1999  11/30/1999  12/31/1999  01/31/2000  02/29/2000  03/31/2000

Fund Name

Lipper BBB Rated Funds Index                        14,528      14,556      14,591      14,568      14,525      14,704      14,839
Loomis Sayles Investment Grade Fixed Income Fund    16,685      16,634      16,748      16,872      16,864      17,355      17,613
Lehman Brothers Government/Credit Index             14,611      14,649      14,641      14,552      14,548      14,730      14,943


                                                 04/30/2000  05/31/2000  06/30/2000  07/31/2000  08/31/2000  09/30/2000  10/31/2000

Fund Name

Lipper BBB Rated Funds Index                        14,659      14,548      14,916      14,980      15,253      15,297      15,247
Loomis Sayles Investment Grade Fixed Income Fund    17,179      17,061      17,550      17,767      18,114      17,976      17,657
Lehman Brothers Government/Credit Index             14,870      14,856      15,160      15,320      15,537      15,595      15,693


                                                 11/30/2000  12/31/2000  01/31/2001  02/28/2001  03/31/2001  04/30/2001  05/31/2001

Fund Name

Lipper BBB Rated Funds Index                        15,388      15,711      16,091      16,250      16,239      16,150      16,296
Loomis Sayles Investment Grade Fixed Income Fund    17,928      18,396      18,823      19,018      18,822      18,764      19,046
Lehman Brothers Government/Credit Index             15,961      16,276      16,549      16,720      16,797      16,671      16,767


                                                 06/30/2001  07/31/2001  08/31/2001  09/30/2001  10/31/2001  11/30/2001  12/31/2001

Fund Name

Lipper BBB Rated Funds Index                        16,315      16,685      16,885      16,741      17,096      16,985      16,882
Loomis Sayles Investment Grade Fixed Income Fund    19,121      19,614      20,128      19,597      20,239      20,250      20,092
Lehman Brothers Government/Credit Index             16,847      17,267      17,489      17,650      18,097      17,800      17,660


                                                 01/31/2001  02/28/2001  03/31/2002  04/30/2002  05/31/2002  06/30/2002  07/31/2002

Fund Name

Lipper BBB Rated Funds Index                        16,974      17,056      16,832      17,090      17,225      17,144      17,058
Loomis Sayles Investment Grade Fixed Income Fund    20,273      20,417      20,272      20,892      21,368      21,385      20,979
Lehman Brothers Government/Credit Index             17,789      17,940      17,576      17,917      18,082      18,235      18,454


                                                 08/31/2002  09/30/2002


Fund Name

Lipper BBB Rated Funds Index                        17,403     $17,560
Loomis Sayles Investment Grade Fixed Income Fund    21,535     $21,628
Lehman Brothers Government/Credit Index             18,868     $19,273


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (June 30, 1994 and February 28, 1997, respectively). (b) Please see page 48 for a description of the indexes.

DISCLOSURE

Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Investment Grade Fixed Income Fund High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund
Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper Intermediate Investment Grade Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective.

Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper High Yield Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper Averages consist of all mutual funds in a stated category.
Source: Lipper Inc.

Lehman Brothers Aggregate Index covers the U.S. investment grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-based securities.

Merrill Lynch Domestic Master Index is an unmanaged index comprised of U.S. investment grade fixed income securities, which includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities and corporate securities.

Lehman Brothers Government/Credit Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Merrill Lynch High Yield Master Index is an unmanaged index consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Lehman Brothers Government/Credit Intermediate Index includes securities which have an remaining maturity of 5-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

The indexes are unmanaged and the index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Benchmark Core Bond Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--96.3% of net assets

Aerospace/Defense--0.6%
Raytheon Co., 8.200%, 3/01/06                                                          $  100,000               $  111,808
                                                                                                                ----------
Asset-Backed Securities--3.5%
Chase Manhattan Auto Owner Trust,
    Series 2002-B, Class A3, 3.580%, 5/15/06                                              175,000                  179,377
Comed Transitional Funding Trust,
    Class A, 5.630%, 6/25/09                                                              240,000                  261,686
Residential Funding Mortgage Securities,
    Series 2002-HI3, Class A5, 5.420%, 2/25/16                                            175,000                  182,520
                                                                                                                ----------
                                                                                                                   623,583
                                                                                                                ----------

Auto & Related--1.0%
Ford Motor Co., 6.375%, 2/01/29                                                           100,000                   72,418
General Motors Corp., 7.200%, 1/15/11                                                     100,000                   99,987
                                                                                                                ----------
                                                                                                                   172,405
                                                                                                                ----------

Banking & Finance--2.2%
Bank of America Corp., 7.400%, 1/15/11                                                    175,000                  206,846
U.S. Bancorp, 5.100%, 7/15/07                                                             170,000                  181,846
                                                                                                                ----------
                                                                                                                   388,692
                                                                                                                ----------

Banks/Savings & Loans--1.2%
Wachovia Corp., 4.950%, 11/01/06                                                          200,000                  213,434
                                                                                                                ----------
Consumer Products--1.1%
Kraft Foods, Inc., 5.625%, 11/01/11                                                       175,000                  189,437
                                                                                                                ----------
Entertainment--0.5%
Time Warner, Inc., 8.180%, 8/15/07                                                        100,000                   96,375
                                                                                                                ----------
Financial Services--8.1%
Aristar, Inc., 6.875%, 5/15/11                                                            150,000                  171,010
Capital One Bank, 6.500%, 7/30/04                                                         100,000                   94,318
Countrywide Home Loans, Inc., 5.500%, 2/01/07                                             175,000                  184,436
General Electric Capital Corp., 6.750%, 3/15/32                                           175,000                  185,285
Household Finance Corp., 7.200%, 7/15/06                                                  100,000                  101,954
International Lease Finance Corp., 6.375%, 3/15/09                                        170,000                  174,502
J.P. Morgan Chase & Co., 6.750%, 2/01/11                                                  100,000                  108,551
John Deere Capital Corp., 7.000%, 3/15/12                                                 170,000                  199,369
Newcourt Credit Group, Inc., 6.875%, 2/16/05                                              200,000                  205,672
                                                                                                                ----------
                                                                                                                 1,425,097
                                                                                                                ----------

Food--0.8%
Kellogg Co., Series B, 6.600%, 4/01/11                                                    125,000                  142,349
                                                                                                                ----------
Forest & Paper Products--2.3%
Boise Cascade Corp., 9.800%, 4/15/03                                                      200,000                  204,824
Boise Cascade Corp., 9.980%, 3/27/03                                                      200,000                  204,552
                                                                                                                ----------
                                                                                                                   409,376

Government Agencies--13.7%
Federal Farm Credit Bank, 3.875%, 12/15/04                                                200,000                  207,388
Federal Home Loan Bank, 5.915%, 8/25/08                                                   240,000                  271,025
Federal Home Loan Mortgage Corp., 5.625%, 3/15/11                                         200,000                  220,756
Federal Home Loan Mortgage Corp., 5.750%, 4/15/08                                         205,000                  229,288
Federal Home Loan Mortgage Corp., 5.875%, 3/21/11                                         150,000                  163,077
Federal Home Loan Mortgage Corp., 6.250%, 7/15/32                                         325,000                  367,767


                     [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS 49

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Government Agencies--continued
Federal National Mortgage Association, 5.250%, 8/01/12                                 $  100,000               $  103,470
Federal National Mortgage Association, 5.500%, 5/02/06                                    150,000                  161,606
Federal National Mortgage Association, 5.625%, 5/14/04                                     50,000                   52,988
Federal National Mortgage Association, 6.375%, 6/15/09                                    335,000                  386,181
Federal National Mortgage Association, 7.125%, 6/15/10                                    200,000                  240,122
                                                                                                                ----------
                                                                                                                 2,403,668
                                                                                                                ----------

Insurance--0.6%
UnumProvident Corp., 7.625%, 3/01/11                                                      100,000                  110,207
                                                                                                                ----------
Investment Banking--2.2%
Goldman Sachs Group, Inc., 7.350%, 10/01/09                                               100,000                  113,054
Lehman Brothers Holdings, Inc., 7.375%, 1/15/07                                           135,000                  153,657
Morgan Stanley Group, Inc., 6.875%, 3/01/07                                               100,000                  112,176
                                                                                                                ----------
                                                                                                                   378,887
                                                                                                                ----------

Machinery--1.2%
Caterpillar Financial Services Corp., 4.875%, 6/15/07                                     200,000                  213,842
                                                                                                                ----------
Media & Entertainment--0.9%
Clear Channel Communications, Inc., 7.875%, 6/15/05                                       150,000                  156,168
                                                                                                                ----------
Metals--1.1%
Alcoa, Inc., 6.000%, 1/15/12                                                              175,000                  193,746
                                                                                                                ----------
Mortgage Related--38.7%
Federal Home Loan Mortgage Corp., 6.500%, 12/15/14                                        150,000                  162,140
Federal Home Loan Mortgage Corp., 6.500%, 1/01/27                                          57,483                   59,819
Federal Home Loan Mortgage Corp., 8.000%, 7/01/25                                           7,561                    8,128
Federal Home Loan Mortgage Corp., 8.000%, 12/01/26                                         18,516                   19,893
Federal National Mortgage Association, 6.000%, 4/01/16                                    339,999                  354,096
Federal National Mortgage Association, 6.000%, 5/01/16                                    455,116                  473,066
Federal National Mortgage Association, 6.000%, 9/01/16                                    318,650                  331,217
Federal National Mortgage Association, 6.000%, 11/01/16                                   362,512                  376,809
Federal National Mortgage Association, 6.000%, 6/01/32                                    348,967                  358,964
Federal National Mortgage Association, 6.500%, 11/25/14                                   170,000                  182,750
Federal National Mortgage Association, 6.500%, 10/01/31                                   532,385                  552,110
Federal National Mortgage Association, 6.500%, 12/01/31                                   470,220                  487,641
Federal National Mortgage Association, 7.000%, 4/01/16                                    478,958                  506,752
Federal National Mortgage Association, 7.500%, 1/01/27                                     39,960                   42,375
Federal National Mortgage Association, 7.500%, 12/01/30                                   214,152                  226,087
Federal National Mortgage Association, 7.500%, 6/01/31                                    125,573                  132,571
Federal National Mortgage Association, 7.500%, 3/01/32                                    290,571                  306,736
Federal National Mortgage Association, 8.000%, 6/01/15                                    229,248                  245,481
Government National Mortgage Association, 6.000%, 9/15/32                                 345,000                  357,982
Government National Mortgage Association, 6.500%, 4/15/26                                  59,556                   62,286
Government National Mortgage Association, 6.500%, 5/15/32                                 541,508                  565,258
Government National Mortgage Association, 7.000%, 4/15/31                                 219,794                  230,874
Government National Mortgage Association, 7.000%, 7/15/31                                 216,518                  227,433
Government National Mortgage Association, 8.500%, 4/15/23                                  23,802                   26,106
Government National Mortgage Association, 8.500%, 4/15/30                                 138,778                  150,270
Government National Mortgage Association, 9.500%, 9/15/20                                  38,448                   43,356
Residential Asset Securitization Trust, Series 2002-A5,
    Class A2, 5.820%, 1/25/27                                                             175,000                  177,993
Residential Funding Mortgage, Inc., 6.750%, 12/25/14                                      145,653                  150,987
                                                                                                                ----------
                                                                                                                 6,819,180
                                                                                                                ----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Natural Gas--1.0%
Columbia Gas Systems, Inc., 7.050%, 11/28/07                                          $   175,000              $   170,356
                                                                                                               -----------
Oil & Gas Drilling Equipment--1.3%
Ensco International, Inc., 6.750%, 11/15/07                                               100,000                  112,852
Transocean Sedco Forex, Inc., 6.750%, 4/15/05                                             100,000                  107,317
                                                                                                               -----------
                                                                                                                   220,169
                                                                                                               -----------

Oil & Gas Exploration--1.5%
Devon Financing Corp., 6.875%, 9/30/11                                                     75,000                   84,218
Union Oil Co., 7.500%, 2/15/29                                                            160,000                  185,464
                                                                                                               -----------
                                                                                                                   269,682
                                                                                                               -----------

Oil & Gas--Major Integrated--0.4%
Conoco Funding Co., 6.350%, 10/15/11                                                       65,000                   73,038
                                                                                                               -----------
Rail--Transport--0.7%
Norfolk Southern Corp., 6.750%, 2/15/11                                                   100,000                  114,794
                                                                                                               -----------
Real Estate Investment Trusts--0.6%
Simon Property Group LP, 6.375%, 11/15/07                                                 100,000                  108,812
                                                                                                               -----------
Telecommunications--0.2%
Sprint Capital Corp., 7.125%, 1/30/06                                                      50,000                   37,500
                                                                                                               -----------
Telecommunications Equipment--0.6%
Motorola, Inc., 7.625%, 11/15/10                                                          100,000                  100,214
                                                                                                               -----------
U.S. Government--6.5%
U.S. Treasury Bonds, 6.000%, 2/15/26                                                      595,000                  693,568
U.S. Treasury Bonds, 7.125%, 2/15/23                                                      305,000                  398,427
U.S. Treasury Notes, 5.000%, 8/15/11                                                       50,000                   55,529
                                                                                                               -----------
                                                                                                                 1,147,524
                                                                                                               -----------

Utilities--Electric--3.8%
Consolidated Edison Company of New York, 5.625%, 7/01/12                                  100,000                  107,719
Dominion Resources, Inc., 5.700%, 9/17/12                                                  70,000                   72,104
Dominion Resources, Inc., Series B, 6.250%, 6/30/12                                        15,000                   16,131
Duke Capital Corp., 7.500%, 10/01/09                                                       80,000                   81,489
MidAmerican Energy Holdings Co., 6.375%, 6/15/06                                          200,000                  216,672
Progress Energy, Inc., 6.750%, 3/01/06                                                    165,000                  177,529
                                                                                                               -----------
                                                                                                                   671,644
                                                                                                               -----------

TOTAL BONDS AND NOTES
    (Identified Cost $16,082,826)                                                                               16,961,987
                                                                                                               -----------
SHORT-TERM INVESTMENT--3.4% of net assets
Repurchase Agreement with State Street Corp., dated 9/30/02 at
0.850% to be repurchased at $607,014 on 10/01/02 collateralized by $470,000 U.S. Treasury Bond, 7.250% due 5/15/16 with a
value of $622,750                                                                         607,000                  607,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $607,000)                                                                                     607,000
                                                                                                               -----------
TOTAL INVESTMENTS--99.7%
    (Identified Cost $16,689,826)@                                                                              17,568,987
    Cash and Other Assets, Less Liabilities--0.3%                                                                   49,282
                                                                                                               -----------
NET ASSETS--100%                                                                                               $17,618,269
                                                                                                               ===========


+    See Note 1.

@ At September 30, 2002, the net unrealized appreciation on investments based on cost of $16,758,956 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $897,542 and $87,511, respectively, resulting in net unrealized appreciation of $810,031.

                 See accompanying notes to financial statements.

                     [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS 51

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Core Plus Fixed Income Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--97.9% of net assets

Aerospace/Defense--1.8%
L-3 Communications Corp., 7.625%, 6/15/12 144A                               USD          175,000               $  181,125
Raytheon Co., 8.200%, 3/01/06                                                             350,000                  391,328
                                                                                                                ----------
                                                                                                                   572,453

                                                                                                                ----------

Airlines--0.4%
Delta Air Lines, Inc., 7.700%, 12/15/05                                                   200,000                  134,000
                                                                                                                ----------
Asset-Backed Securities--0.2%
Americredit Automobile Receivables Trust,
    7.150%, 8/12/04                                                                        76,006                   77,304
                                                                                                                ----------
Auto & Related--0.3%
Navistar International Corp., Series B, 8.000%, 2/01/08                                   125,000                  105,625
                                                                                                                ----------
Banking & Finance--0.3%
Citigroup, Inc., 6.750%, 12/01/05                                                         100,000                  110,479
                                                                                                                ----------
Banks/Savings & Loans--4.1%
Mellon Capital I, 7.720%, 12/01/26                                                        505,000                  565,186
State Street Institutional Capital,
    7.940%, 12/30/26 144A                                                                 660,000                  758,719
                                                                                                                ----------
                                                                                                                 1,323,905

                                                                                                                ----------
Cable--1.7%
Charter Communications Holdings LLC,
    8.625%, 4/01/09                                                                       300,000                  184,500
Comcast Cable Communications, 6.750%, 1/30/11                                             225,000                  211,500
CSC Holdings, Inc., 7.250%, 7/15/08                                                       195,000                  157,970
                                                                                                                ----------
                                                                                                                   553,970

                                                                                                                ----------
Chemicals--1.1%
IMC Global, Inc., 7.625%, 11/01/05                                                        200,000                  193,862
Lyondell Chemical Co., 10.875%, 5/01/09                                                   200,000                  165,500
                                                                                                                ----------
                                                                                                                   359,362

                                                                                                                ----------
Commercial Services--1.4%
Aramark Services, Inc., 6.375%, 2/15/08                                                   154,000                  157,805
Aramark Services, Inc., 7.000%, 7/15/06                                                   290,000                  308,404
                                                                                                                ----------
                                                                                                                   466,209

                                                                                                                ----------
Entertainment--1.1%
AOL Time Warner, Inc., 6.150%, 5/01/07                                                    395,000                  364,719
                                                                                                                ----------
Environmental Services--0.6%
Allied Waste North America, Inc., Series B,
    10.000%, 8/01/09                                                                      200,000                  186,000
                                                                                                                ----------
Financial Services--9.8%
Case Credit Corp., 6.125%, 2/15/03                                                        110,000                  109,175
CIT Group, Inc., 7.750%, 4/02/12                                                          624,000                  678,876
Ford Motor Credit Co., 7.375%, 2/01/11                                                    540,000                  508,999
General Motors Acceptance Corp., 6.750%, 1/15/06                                          450,000                  459,468
General Motors Acceptance Corp., 7.250%, 3/02/11                                          210,000                  211,617
Household Finance Corp., 5.750%, 1/30/07                                                  589,000                  573,160
International Lease Finance Corp., 5.625%, 6/01/07                                        640,000                  657,190
                                                                                                                ----------
                                                                                                                 3,198,485

                                                                                                                ----------

Food--0.5%
Dean Foods Co., 6.900%, 10/15/17                                                           88,000                   78,320
Dean Foods Co., 8.150%, 8/01/07                                                            78,000                   81,157
                                                                                                                ----------
                                                                                                                   159,477
                                                                                                                ----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Foreign Government/Agency--2.1%
Pemex Finance Ltd., 9.150%, 11/15/18                                         USD          100,000              $   123,535
Pemex Master Trust, 7.875%, 2/01/09 144A                                                  500,000                  502,500
Republic of Panama, 9.625%, 2/08/11                                                        70,000                   69,125
                                                                                                               -----------
                                                                                                                   695,160
                                                                                                               -----------
Forest & Paper Products--0.9%
Georgia-Pacific Corp., 7.500%, 5/15/06                                                    360,000                  297,000
                                                                                                               -----------
Healthcare--Services--1.1%
HCA, Inc., 6.950%, 5/01/12                                                                345,000                  355,923
                                                                                                               -----------
Insurance--2.8%
Safeco Capital Trust I, 8.072%, 7/15/37                                                   367,000                  347,813
UnumProvident Corp., 7.625%, 3/01/11                                                      500,000                  551,035
                                                                                                               -----------
                                                                                                                   898,848
                                                                                                               -----------
Investment Banking--1.2%
Goldman Sachs Group, Inc., 6.600%, 1/15/12                                                345,000                  377,906
                                                                                                               -----------
Lodging & Hotel--1.0%
Host Marriott LP, Series I, 9.500%, 1/15/07                                               200,000                  201,000
Royal Caribbean Cruises Ltd., 8.125%, 7/28/04                                             125,000                  118,750
                                                                                                               -----------
                                                                                                                   319,750
                                                                                                               -----------
Machinery--0.3%
Case Corp., 7.250%, 8/01/05                                                                40,000                   35,600
Case Corp., Series B, 6.250%, 12/01/03                                                     50,000                   48,250
                                                                                                               -----------
                                                                                                                    83,850
                                                                                                               -----------
Mortgage Related--34.0%
Federal Home Loan Mortgage Corp., 6.500%, 7/01/29                                         368,425                  382,484
Federal National Mortgage Association, 6.000%, 12/01/16                                 1,539,187                1,599,892
Federal National Mortgage Association, 6.000%, 8/01/31                                  1,796,650                1,848,106
Federal National Mortgage Association, 6.500%, 7/01/14                                    210,405                  220,839
Federal National Mortgage Association, 6.500%, 6/01/31                                  1,227,726                1,273,213
Federal National Mortgage Association, 6.500%, 12/01/31                                 1,268,902                1,315,915
Federal National Mortgage Association, 6.500%, 4/01/32                                    490,970                  509,165
Federal National Mortgage Association, 7.500%, 4/01/17                                  1,625,768                1,728,890
Federal National Mortgage Association, 7.500%, 10/01/30                                   271,145                  286,256
Federal National Mortgage Association, 7.500%, 3/01/32                                    474,515                  500,960
Government National Mortgage Association,
    6.000%, 3/15/31                                                                       288,549                  299,416
Government National Mortgage Association,
    6.500%, 10/15/28                                                                      234,742                  245,209
Government National Mortgage Association,
    7.000%, 9/15/29                                                                       493,075                  517,971
Government National Mortgage Association,
    7.500%, 12/15/27                                                                      264,425                  281,176
Government National Mortgage Association,
    8.000%, 9/15/26                                                                        85,535                   92,289
                                                                                                               -----------
                                                                                                                11,101,781
                                                                                                               -----------

Natural Gas--1.3%
Coastal Corp., 7.500%, 8/15/06                                                            220,000                  165,000
Kinder Morgan Energy Partners, LP, 7.125%, 3/15/12                                        245,000                  272,937
                                                                                                               -----------
                                                                                                                   437,937
                                                                                                               -----------


                     [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS 53

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Oil & Gas Drilling Equipment--0.8%
Transocean Sedco Forex, Inc., 6.625%, 4/15/11 144A                           USD          230,000              $   253,067
                                                                                                               -----------
Oil & Gas--Major Integrated--1.6%
PDVSA Finance Ltd., 6.650%, 2/15/06**                                                     385,000                  343,924
PDVSA Finance Ltd., 8.750%, 2/15/04**                                                     182,400                  178,634
                                                                                                               -----------
                                                                                                                   522,558
                                                                                                               -----------
Retail--Food & Drug--1.5%
Delhaize America, Inc., 8.125%, 4/15/11                                                   330,000                  299,973
Southland Corp., 4.500%, 6/15/04                                                          200,000                  186,000
                                                                                                               -----------
                                                                                                                   485,973
                                                                                                               -----------
Supranational--2.1%
International Bank for Reconstruction
    & Development, 5.500%, 5/14/03                                           AUD        1,260,000                  687,029
                                                                                                               -----------
Telecommunications--2.4%
Citizens Communications Co., 9.250%, 5/15/11                                 USD          260,000                  257,400
Philippine Long Distance Telephone Co.,
    11.375%, 5/15/12                                                                      185,000                  177,600
Sprint Capital Corp., 7.125%, 1/30/06                                                      50,000                   37,500
Sprint Capital Corp., 7.625%, 1/30/11                                                     160,000                  108,077
Telefonos de Mexico SA, 8.250%, 1/26/06**                                                 200,000                  208,750
                                                                                                               -----------
                                                                                                                   789,327
                                                                                                               -----------

U.S. Government--15.8%
U.S. Treasury Bonds, 5.375%, 2/15/31                                                      350,000                  388,938
U.S. Treasury Bonds, 8.125%, 8/15/19                                                    1,100,000                1,554,432
U.S. Treasury Bonds, 8.125%, 8/15/21                                                       85,000                  121,340
U.S. Treasury Notes, 6.125%, 8/15/07                                                    2,672,000                3,096,180
                                                                                                               -----------
                                                                                                                 5,160,890
                                                                                                               -----------

Utilities--1.0%
PSEG Power LLC, 7.750%, 4/15/11                                                           330,000                  337,052
                                                                                                               -----------
Utilities--Electric--3.8%
AES Corp., 9.375%, 9/15/10                                                                225,000                  114,750
AES Eastern Energy LP, 9.670%, 1/02/29                                                    130,000                  114,248
Beaver Valley Funding Corp., 9.000%, 6/01/17                                              255,000                  271,800
Calpine Corp., 8.500%, 2/15/11                                                            300,000                  123,000
Constellation Energy Group, Inc., 7.600%, 4/01/32                                         405,000                  404,287
NiSource Finance Corp., 7.875%, 11/15/10                                                  210,000                  213,969
                                                                                                               -----------
                                                                                                                 1,242,054
                                                                                                               -----------

Waste Management--0.9%
Waste Management, Inc., 7.000%, 10/01/04                                                  295,000                  303,918
                                                                                                               -----------
TOTAL BONDS AND NOTES
    (Identified Cost $31,823,475)                                                                               31,962,011
                                                                                                               -----------



                                                                                      Face Amount                   Value+
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.9% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$306,007 on 10/01/02 collateralized by $290,000
U.S. Treasury Bond, 5.250% due 11/15/28 with a
value of $315,329                                                            USD          306,000              $   306,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $306,000)                                                                                     306,000
                                                                                                               -----------
TOTAL INVESTMENTS--98.8%
    (Identified Cost $32,129,475)@                                                                              32,268,011
    Cash and Other Assets, Less Liabilities--1.2%                                                                  394,779
                                                                                                               -----------
NET ASSETS--100%                                                                                               $32,662,790
                                                                                                               ===========


+    See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

**   Foreign issued security

@ At September 30, 2002, the net unrealized appreciation on investments based on cost of $32,205,284 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $994,605 and $931,878, respectively, resulting in net unrealized appreciation of $62,727.

     Key to Abbreviations: AUD: Australian Dollar; USD: United States
     Dollar

                 See accompanying notes to financial statements.

                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     55

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Fixed Income Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--94.3% of net assets

NON-CONVERTIBLE BONDS--83.2%

Aerospace/Defense--0.1%
Raytheon Co., 6.750%, 3/15/18                                                USD          250,000              $   258,123
                                                                                                               -----------
Airlines--1.7%
Continental Airlines, Inc., 8.000%, 12/15/05                                              750,000                  352,500
Delta Air Lines, Inc., 7.700%, 12/15/05                                                   480,000                  321,600
Delta Air Lines, Inc., 8.300%, 12/15/29                                                 6,597,000                3,166,560
Delta Air Lines, Inc., 9.750%, 5/15/21                                                    200,000                  100,000
Northwest Airlines Corp., 7.625%, 3/15/05                                                 250,000                  127,500
Northwest Airlines Corp., 7.875%, 3/15/08                                                 325,000                  152,750
Northwest Airlines Corp., 9.875%, 3/15/07                                                 250,000                  122,500
US Airways, 6.850%, 1/30/18                                                             2,728,779                2,137,425
                                                                                                               -----------
                                                                                                                 6,480,835
                                                                                                               -----------

Asset-Backed Securities--0.2%
Community Program Loan Trust, 4.500%, 4/01/29                                             725,000                  639,926
                                                                                                               -----------
Auto & Related--2.5%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                               2,350,000                1,780,318
Dana Corp., 7.000%, 3/15/28                                                               850,000                  603,500
Dana Corp., 9.000%, 8/15/11                                                               350,000                  328,125
Dana Corp., 9.000%, 8/15/11                                                  EUR          250,000                  228,502
Ford Motor Co., 6.375%, 2/01/29                                              USD        1,000,000                  724,180
Ford Motor Co., 6.625%, 10/01/28                                                        3,650,000                2,736,879
TRW, Inc., 6.650%, 1/15/28                                                              1,000,000                  951,270
TRW, Inc., 7.125%, 6/01/09                                                                250,000                  269,390
TRW, Inc., 7.750%, 6/01/29                                                              1,710,000                1,839,774
                                                                                                               -----------
                                                                                                                 9,461,938
                                                                                                               -----------

Banking & Finance--0.8%
Bangko Sentral Pilipinas, 8.600%, 6/15/27**                                             3,630,000                3,044,662
                                                                                                               -----------
Banks/Savings & Loans--2.7%
Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**                                    2,310,000                2,217,600
Keycorp Capital II, 6.875%, 3/17/29                                                     5,250,000                5,224,432
Keycorp Capital III, 7.750%, 7/15/29                                                    2,500,000                2,752,600
                                                                                                               -----------
                                                                                                                10,194,632
                                                                                                               -----------

Cable--0.8%
Charter Communications Holdings, 0.000%,
    4/01/11 (step to 9.920% on 4/04/04)#                                                4,250,000                1,933,750
Charter Communications Holdings LLC,
    9.625%, 11/15/09                                                                      250,000                  153,750
Comcast Cable Communications, 6.750%, 1/30/11                                             300,000                  282,001
TCI Communications, Inc., 7.875%, 2/15/26                                                 550,000                  542,698
                                                                                                               -----------
                                                                                                                 2,912,199
                                                                                                               -----------

Canadian--19.3%
Alberta Municipal Funding Corp., 5.700%, 9/01/11                             CAD        2,210,000                1,452,198
Canadian Government, Zero Coupon Bond, 6/01/22                                         17,500,000                3,723,331
Canadian Government, Zero Coupon Bond, 6/01/25                                         42,260,000                7,534,394
Canadian Government, 3.500%, 6/01/04                                                    7,675,000                4,867,418
New Brunswick FM Project, 0.000%,
    11/30/27 (step to 6.470% on 5/30/03)#                                               1,250,000                  792,329
Ontario Hydro, Zero Coupon Bond, 8/06/21                                               15,000,000                2,975,398
Ontario Hydro, Zero Coupon Bond, 10/15/21                                              21,500,000                4,277,892
Province of Alberta, 5.000%, 12/16/08                                                   2,000,000                1,294,436



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Canadian--continued

Province of Alberta, 5.930%, 9/16/16                                         CAD        1,367,293              $   912,857
Province of British Columbia, Zero Coupon Bond, 8/23/13                                11,700,000                4,011,228
Province of British Columbia, Zero Coupon Bond, 5/15/21                                 4,500,000                  899,205
Province of British Columbia, Zero Coupon Bond, 8/19/22                                 7,365,000                1,357,963
Province of British Columbia, Zero Coupon Bond, 9/08/23                                 3,300,000                  568,861
Province of British Columbia, Zero Coupon Bond, 8/23/24                                18,000,000                2,918,925
Province of British Columbia, Zero Coupon Bond, 11/19/27                                8,150,000                1,088,260
Province of British Columbia, Zero Coupon Bond, 6/18/29                                38,000,000                4,667,777
Province of British Columbia, 5.700%, 6/18/29                                           4,300,000                2,644,478
Province of Manitoba, Zero Coupon Bond, 3/05/31                                        10,000,000                1,211,204
Province of Manitoba, 6.500%, 9/22/17                                                   5,075,000                3,515,843
Province of Manitoba, 7.750%, 12/22/25                                                  5,295,000                4,118,923
Province of Newfoundland, 6.150%, 4/17/28                                               1,000,000                  639,087
Province of Ontario, Zero Coupon Bond, 7/13/22                                         36,700,000                6,860,761
Province of Ontario, Zero Coupon Bond, 6/02/27                                         27,950,000                4,059,027
Province of Saskatchewan, 5.750%, 3/05/29                                               3,460,000                2,137,988
Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 2/04/22                                                          13,500,000                2,580,091
Province of Saskatchewan (Certificate of Deposit),
Zero Coupon Bond, 5/30/25                                                               4,375,000                  675,100
                                                                                                               -----------
                                                                                                                71,784,974
                                                                                                               -----------

Chemicals--1.4%
IMC Global, Inc., 6.550%, 1/15/05                                            USD        1,250,000                1,205,800
IMC Global, Inc., 6.875%, 7/15/07                                                       1,575,000                1,443,220
IMC Global, Inc., 7.625%, 11/01/05                                                      2,400,000                2,326,344
Solutia, Inc., 7.375%, 10/15/27                                                           250,000                  167,500
                                                                                                               -----------
                                                                                                                 5,142,864
                                                                                                               -----------

Computers--0.1%
Dell Computer Corp., 7.100%, 4/15/28                                                      500,000                  546,060
                                                                                                               -----------
Consumer Products--0.3%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                    1,250,000                1,023,500
Hasbro, Inc., 6.600%, 7/15/28                                                              75,000                   57,750
                                                                                                               -----------
                                                                                                                 1,081,250
                                                                                                               -----------

Electronic Components--Semiconductors--0.6%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                                   2,158,000                2,201,160
                                                                                                               -----------
Entertainment--0.3%
Time Warner, Inc., 6.625%, 5/15/29                                                      1,460,000                1,109,396
                                                                                                               -----------
Financial Services--0.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                                       1,000,000                  620,000
CIT Group, Inc., 5.500%, 5/16/05                                                        1,125,000                1,075,397
CIT Group, Inc., 6.500%, 2/07/06                                                          500,000                  519,315
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                                          725,000                  500,250
                                                                                                               -----------
                                                                                                                 2,714,962
                                                                                                               -----------
Food--0.5%
Borden, Inc., 7.875%, 2/15/23                                                           1,950,000                1,131,000
Borden, Inc., 9.200%, 3/15/21                                                             750,000                  457,500
Borden, Inc., 9.250%, 6/15/19                                                             362,000                  238,920
                                                                                                               -----------
                                                                                                                 1,827,420
                                                                                                               -----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     57

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Foreign Government/Agency--5.7%
Escom, 11.000%, 6/01/08                                                      ZAR        8,500,000              $   758,169
Government of Norway, 5.750%, 11/30/04                                       NOK        2,000,000                  267,601
Government of Sweden, 5.250%, 3/15/11                                        SEK       10,000,000                1,105,787
Petroleos Mexicanos, 8.625%, 12/01/23 144A                                   USD          400,000                  392,000
Petroleos Mexicanos, 9.250%, 3/30/18                                                      400,000                  404,000
Petroleos Mexicanos, 9.500%, 9/15/27                                                    1,450,000                1,486,250
Republic of Argentina, 8.875%, 3/01/29/\                                                1,500,000                  220,590
Republic of Brazil, 10.125%, 5/15/27                                                    5,777,000                2,397,455
Republic of Brazil, 11.000%, 8/17/40                                                    1,875,000                  820,313
Republic of Peru, 8.000%, 4/15/14                                                      12,775,857                6,244,839
Republic of Peru, 4.000%, 3/07/17
    (step to 4.500% on 3/07/03)#                                                          500,000                  299,400
Republic of South Africa, 8.500%, 6/23/17                                               1,300,000                1,378,000
Republic of South Africa, 12.500%, 12/21/06                                  ZAR        4,000,000                  378,020
Republic of South Africa, 13.000%, 8/31/10                                             14,100,000                1,411,002
Republic of South Africa, 13.500%, 9/15/15                                              6,000,000                  656,561
Republic of Venezuela, 9.250%, 9/15/27                                       USD        4,250,000                2,822,000
                                                                                                               -----------
                                                                                                                21,041,987
                                                                                                               -----------
Forest & Paper Products--3.7%
APP China Group Ltd., 14.000%, 3/15/10 144A/\**                                         3,210,000                  930,900
Fort James Corp., 4.750%, 6/29/04                                            EUR        1,567,000                1,319,341
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                        USD        2,000,000                1,278,780
Georgia-Pacific Group, 7.375%, 12/01/25                                                 6,000,000                3,938,460
Georgia-Pacific Group, 7.750%, 11/15/29                                                 4,225,000                2,879,211
Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07/\**                                 1,000,000                  275,000
Mead Corp., 6.840%, 3/01/37                                                               100,000                  108,721
Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07/\**                                3,100,000                  728,500
Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27/\**                                3,350,000                  670,000
Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17/\**                                2,000,000                  460,000
Temple-Inland, Inc., 6.750%, 3/01/09                                                      700,000                  716,835
Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04/\**                                        1,675,000                  452,250
                                                                                                               -----------
                                                                                                                13,757,998
                                                                                                               -----------
Government Agencies--6.0%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07                            EUR       14,175,000               14,413,974
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31                           USD          492,398                  483,830
Federal Home Loan Mortgage Corp., 6.000%, 6/15/11                                         750,000                  847,868
Federal National Mortgage Association,
    Zero Coupon Bond, 10/29/07                                               NZD       11,450,000                3,904,606
Federal National Mortgage Association, 5.250%, 1/15/09                       USD          500,000                  544,355
Federal National Mortgage Association, 5.375%, 11/15/11                                   250,000                  270,016
Federal National Mortgage Association, 6.375%, 8/15/07                       AUD        3,000,000                1,691,716
                                                                                                               -----------
                                                                                                                22,156,365
                                                                                                               -----------
Healthcare--Services--1.8%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                              USD        2,750,000                2,506,185
Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                                          2,100,000                2,037,231
Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                                          1,000,000                  981,680
HCA, Inc., 6.300%, 10/01/12                                                             1,000,000                  988,302
HCA, Inc., 6.950%, 5/01/12                                                                250,000                  257,915
                                                                                                               -----------
                                                                                                                 6,771,313
                                                                                                               -----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Home Builders--0.7%
D.R. Horton, Inc., 7.875%, 8/15/11                                           USD          610,000              $   585,600
Pulte Corp., 7.300%, 10/24/05                                                             700,000                  755,433
Pulte Corp., 7.625%, 10/15/17                                                           1,000,000                1,132,340
                                                                                                               -----------
                                                                                                                 2,473,373
                                                                                                               -----------
Insurance--0.2%
UnumProvident Corp., 6.750%, 12/15/28                                                     600,000                  547,674
                                                                                                               -----------
Lodging & Hotel--0.6%
Felcor Lodging LP, 8.500%, 6/01/11                                                        375,000                  363,750
Host Marriott Corp., Series B, 7.875%, 8/01/08                                            700,000                  652,750
La Quinta Inns, Inc., 7.400%, 9/15/05                                                     750,000                  732,187
Meditrust Corp., 7.000%, 8/15/07                                                          375,000                  353,438
                                                                                                               -----------
                                                                                                                 2,102,125
                                                                                                               -----------
Machinery--0.3%
AGCO Corp., 8.500%, 3/15/06                                                               265,000                  265,000
AGCO Corp., 9.500%, 5/01/08                                                               200,000                  212,250
Case Corp., 7.250%, 8/01/05                                                                55,000                   48,950
Case Corp., Series B, 6.250%, 12/01/03                                                    600,000                  579,000
United Rentals, Inc., Series B, 9.500%, 6/01/08                                            50,000                   42,000
                                                                                                               -----------
                                                                                                                 1,147,200
                                                                                                               -----------
Media & Entertainment--0.3%
News America Holdings, Inc., 7.700%, 10/30/25                                             700,000                  669,844
News America Holdings, Inc., 7.750%, 1/20/24                                              400,000                  379,936
                                                                                                               -----------
                                                                                                                 1,049,780
                                                                                                               -----------
Metals--0.0%
Glencore Nickel Ltd., 9.000%, 12/01/14/\                                                  390,000                   95,550
Murrin Murrin Holdings Property Ltd.,
    9.375%, 8/31/07/\**                                                                   200,000                   49,000
                                                                                                               -----------
                                                                                                                   144,550
                                                                                                               -----------
Natural Gas--3.2%
Coastal Corp., 6.500%, 6/01/08                                                            500,000                  330,000
El Paso Corp., 5.750%, 3/14/06                                                          2,345,000                1,497,335
El Paso Corp., 7.000%, 5/15/11                                                            750,000                  502,500
KN Capital Trust, 7.630%, 4/15/28                                                       1,000,000                  969,014
KN Energy, Inc., 7.250%, 3/01/28                                                        3,850,000                3,866,093
Southern Natural Gas Co., 7.350%, 2/15/31                                               3,250,000                2,583,815
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                            1,750,000                1,363,968
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                               750,000                  601,425
Williams Cos., Inc., 7.125%, 9/01/11                                                      250,000                  153,750
                                                                                                               -----------
                                                                                                                11,867,900
                                                                                                               -----------
Office Equipment--0.5%
Xerox Capital (Europe) Plc, 5.875%, 5/15/04**                                             600,000                  474,000
Xerox Corp., 3.500%, 2/04/04                                                 EUR        1,585,000                1,190,330
Xerox Corp., 5.500%, 11/15/03                                                USD           50,000                   43,000
                                                                                                               -----------
                                                                                                                 1,707,330
                                                                                                               -----------
Oil--Drilling Equipment--0.0%
Trico Marine Services, Inc., 8.875%, 5/15/12 144A                                         100,000                   86,000
                                                                                                               -----------
Oil & Gas Drilling Equipment--0.5%
Global Marine, Inc., 7.000%, 6/01/28                                                    1,000,000                1,106,810
Parker Drilling Co., Series B, 10.125%, 11/15/09                                          750,000                  720,000
                                                                                                               -----------
                                                                                                                 1,826,810
                                                                                                               -----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     59

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Oil & Gas Exploration--2.5%
Chesapeake Energy Corp., 8.125%, 4/01/11                                     USD          495,000              $   495,000
Chesapeake Energy Corp., 8.375%, 11/01/08                                                 250,000                  251,875
Chesapeake Energy Corp., 8.500%, 3/15/12                                                  550,000                  550,000
Kerr-McGee Corp., 7.125%, 10/15/27                                                        800,000                  888,520
Pioneer Natural Resources Co., 6.500%, 1/15/08                                          1,450,000                1,442,750
Pioneer Natural Resources Co., 7.200%, 1/15/28                                          1,000,000                  910,000
Seagull Energy Corp., 7.500%, 9/15/27                                                   3,500,000                3,830,225
Transgas De Occidente SA, 9.790%, 11/01/10 144A**                                         589,160                  547,919
Union Pacific Resources Group, Inc., 7.050%, 5/15/18                                      500,000                  544,670
                                                                                                               -----------
                                                                                                                 9,460,959
                                                                                                               -----------
Oil & Gas Refining--0.3%
Merey Sweeny LP, 8.850%, 12/18/19 144A                                                    875,000                1,000,851
                                                                                                               -----------
Oil & Gas--Major Integrated--0.7%
Pecom Energia SA, 8.125%, 7/15/10 144A                                                  1,472,000                  853,760
Phillips 66 Capital Trust II, 8.000%, 1/15/37                                           1,300,000                1,429,519
YPF Sociedad Anonima, 9.125%, 2/24/09                                                     350,000                  262,500
                                                                                                               -----------
                                                                                                                 2,545,779
                                                                                                               -----------
Rail--Transport--0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                            500,000                  307,500
TFM SA de CV, 11.750%, 6/15/09**                                                          250,000                  240,000
                                                                                                               -----------
                                                                                                                   547,500
                                                                                                               -----------
Real Estate Investment Trusts--4.3%
AMB Property Corp., 7.500%, 6/30/18                                                     1,500,000                1,604,370
EOP Operating LP, 7.250%, 2/15/18                                                       2,000,000                2,105,300
First Industrial, 7.500%, 12/01/17                                                      3,000,000                3,329,610
First Industrial LP, 7.600%, 7/15/28                                                    6,400,000                6,963,968
iStar Financial, Inc., 8.750%, 8/15/08                                                    250,000                  259,591
JDN Realty Corp., 6.918%, 3/31/03                                                         750,000                  737,662
Spieker Properties, Inc., 7.350%, 12/01/17                                                500,000                  548,825
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                      650,000                  601,432
                                                                                                               -----------
                                                                                                                16,150,758
                                                                                                               -----------
Retail--General--2.5%
Dillon Read Structured Finance Corp., Series A,
    6.660%, 8/15/10/\                                                                   1,294,312                  621,270
J.C. Penney Co., Inc., 6.500%, 12/15/07                                                   500,000                  455,000
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                   325,000                  263,250
J.C. Penney Co., Inc., 7.050%, 5/23/05                                                  1,000,000                  970,000
J.C. Penney Co., Inc., 7.125%, 11/15/23                                                 1,100,000                  880,000
J.C. Penney Co., Inc., 7.375%, 8/15/08                                                    650,000                  617,500
J.C. Penney Co., Inc., 7.600%, 4/01/07                                                  2,050,000                1,978,250
J.C. Penney Co., Inc., 7.650%, 8/15/16                                                  1,000,000                  840,000
J.C. Penney Co., Inc., 7.950%, 4/01/17                                                    850,000                  714,000
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                                          200,000                  184,958
Sears Roebuck Acceptance Corp., 6.750%, 1/15/28                                           100,000                   95,519
Woolworth Corp., 8.500%, 1/15/22                                                        1,855,000                1,788,409
                                                                                                               -----------
                                                                                                                 9,408,156
                                                                                                               -----------
Shipping--0.9%
American President Cos. Ltd., 7.125%, 11/15/03                                          1,250,000                1,162,500
American President Cos. Ltd., 8.000%, 1/15/24                                             700,000                  435,750
Seabulk International, Inc., 12.500%, 6/30/07                                             512,851                  523,108
Transportacion Maritima Mexicana SA de CV, 10.250%, 11/15/06**                          2,000,000                1,040,000
                                                                                                               -----------
                                                                                                                 3,161,358
                                                                                                               -----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Supranational--5.2%
European Bank for Reconstruction & Development,
    Zero Coupon Bond, 2/10/28                                                AUD        2,500,000              $   318,333
International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07                                                NZD       40,850,000               14,184,302
International Bank for Reconstruction & Development,
    5.500%, 11/03/08                                                                    9,250,000                4,182,391
International Bank for Reconstruction & Development,
    8.000%, 5/23/07                                                                     1,000,000                  499,906
                                                                                                               -----------
                                                                                                                19,184,932
                                                                                                               -----------
Taxable Municipal--0.2%
Orange County, California Pension Obligation,
    Zero Coupon Bond, 9/01/16                                                USD        2,000,000                  900,320
                                                                                                               -----------
Telecommunications--3.8%
AT&T Corp., 6.000%, 11/21/06                                                 EUR        2,400,000                2,225,955
Colt Telecom Group Plc, 12.000%, 12/15/06**                                  USD          400,000                  258,000
Philippine Long Distance Telephone Co.,
    8.350%, 3/06/17**                                                                   3,279,000                2,382,620
Qwest Capital Funding, Inc., 5.875%, 8/03/04                                              300,000                  202,500
Qwest Capital Funding, Inc., 7.000%, 8/03/09                                              825,000                  358,875
Qwest Capital Funding, Inc., 7.250%, 2/15/11                                               50,000                   22,000
Qwest Capital Funding, Inc., 7.750%, 8/15/06                                              200,000                  104,000
Qwest Capital Funding, Inc., 7.750%, 2/15/31                                              275,000                  110,000
Qwest Communications International, Inc.,
    Series B, 7.250%, 11/01/08                                                            200,000                   78,000
Sprint Capital Corp., 5.700%, 11/15/03                                                    500,000                  450,000
Sprint Capital Corp., 5.875%, 5/01/04                                                     500,000                  427,500
Sprint Capital Corp., 6.125%, 11/15/08                                                    300,000                  199,500
Sprint Capital Corp., 6.875%, 11/15/28                                                  5,670,000                3,288,600
Sprint Capital Corp., 6.900%, 5/01/19                                                   1,550,000                  914,500
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                                           100,000                  105,295
US West Capital Funding, Inc., 6.500%, 11/15/18                                         2,325,000                  953,250
US West Capital Funding, Inc., 6.875%, 7/15/28                                          4,495,000                1,708,100
Williams Communications Group, Inc.,
    11.700%, 8/01/08/\                                                                    775,000                   77,500
Williams Communications Group, Inc.,
    11.875%, 8/01/10/\                                                                  1,300,000                  130,000
                                                                                                               -----------
                                                                                                                13,996,195
                                                                                                               -----------
Telecommunications Equipment--1.6%
Lucent Technologies, Inc., 6.450%, 3/15/29                                              2,470,000                  790,400
Lucent Technologies, Inc., 6.500%, 1/15/28                                                200,000                   60,000
Lucent Technologies, Inc., 7.250%, 7/15/06                                                485,000                  194,000
Motorola, Inc., 5.800%, 10/15/08                                                          645,000                  594,980
Motorola, Inc., 6.500%, 11/15/28                                                        1,325,000                1,010,193
Motorola, Inc., 7.625%, 11/15/10                                                          350,000                  350,749
Motorola, Inc., 8.000%, 11/01/11                                                        2,875,000                2,838,922
Nortel Networks Ltd., 6.125%, 2/15/06**                                                   150,000                   51,750
                                                                                                               -----------
                                                                                                                 5,890,994
                                                                                                               -----------

Telecommunications--Wireless--1.7%
AT&T Wireless Services, Inc., 7.350%, 3/01/06                                             250,000                  216,250
AT&T Wireless Services, Inc., 7.500%, 5/01/07                                             250,000                  211,250


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     61

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--Wireless--continued
Nextel Communications, Inc., 0.000%,
    10/31/07 (step to 9.750% on 10/31/02)#                                      USD     2,975,000             $  2,320,500
Nextel Communications, Inc., 0.000%,
    2/15/08 (step to 9.950% on 2/15/03)#                                                1,725,000                1,293,750
Nextel Communications, Inc., 9.375%, 11/15/09                                             500,000                  381,250
Nextel Communications, Inc., 9.500%, 2/01/11                                              650,000                  492,375
PTC International Finance BV, 10.750%, 7/01/07                                          1,520,000                1,550,400
                                                                                                              ------------
                                                                                                                 6,465,775
                                                                                                              ------------
Textile & Apparel--0.7%
Kellwood Co., 7.625%, 10/15/17                                                          2,500,000                2,200,273
Phillips Van Heusen Corp., 7.750%, 11/15/23                                               630,000                  529,200
                                                                                                              ------------
                                                                                                                 2,729,473
                                                                                                              ------------
U.S. Government--0.3%
U.S. Treasury Notes, 3.500%, 11/15/06                                                   1,000,000                1,042,500
U.S. Treasury Strips, Zero Coupon Bond, 2/15/11                                           171,000                  124,466
                                                                                                              ------------
                                                                                                                 1,166,966
                                                                                                              ------------
Utilities--Electric--2.9%
AES Corp., 8.875%, 11/01/27                                                             1,300,000                  338,000
AES Corp., 9.375%, 9/15/10                                                                100,000                   51,000
Calpine Corp., 8.500%, 2/15/11                                                            350,000                  143,500
Edison Mission Energy, 7.730%, 6/15/09                                                    500,000                  220,000
Empresa Nacional de Electricidad SA (Endesa),
    7.875%, 2/01/27                                                                       950,000                  691,125
Enersis SA, 7.400%, 12/01/16                                                            3,575,000                2,768,444
ESI Tractebel Acquisition Corp., Series B,
    7.990%, 12/30/11                                                                      784,000                  714,828
Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**                                  250,000                  110,000
National Rural Utilities Cooperative Finance Corp.,
    6.200%, 2/01/08                                                                        50,000                   53,951
Panda Funding Corp., 11.625%, 8/20/12                                                     467,633                  374,106
Quezon Power Philippines Co., 8.860%, 6/15/17**                                         1,774,500                1,384,110
Salton Sea Funding Corp., 7.840%, 5/30/10                                                 750,000                  693,975
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                           2,040,000                1,945,499
Texas-New Mexico Power Co., 6.250%, 1/15/09                                             1,000,000                  995,430
Tiverton Power Associates Ltd., 9.000%, 7/15/18 144A                                      655,000                  399,550
                                                                                                              ------------
                                                                                                                10,883,518
                                                                                                              ------------
TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $338,835,284)                                                                             309,574,340
                                                                                                              ------------
CONVERTIBLE BONDS--11.1% of net assets

Auto & Related--0.0%
MascoTech, Inc., 4.500%, 12/15/03                                                         153,000                  146,880
                                                                                                              ------------
Biomedical--0.2%
Genzyme Corp., 3.000%, 5/15/21                                                            875,000                  732,813
                                                                                                              ------------
Building & Construction--0.1%
Empresas ICA Sociedad, 5.000%, 3/15/04*                                                   450,000                  225,000
                                                                                                              ------------
Cable--0.1%
Rogers Communications, Inc., 2.000%, 11/26/05*                                            250,000                  173,450
Telewest Communications Plc, 5.250%, 2/19/07*/\                                 GBP       650,000                  163,197
                                                                                                              ------------
                                                                                                                   336,647
                                                                                                              ------------


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Computer Hardware--0.4%
Maxtor Corp., 5.750%, 3/01/12                                                USD          287,000               $  157,850
Quantum Corp., 7.000%, 8/01/04                                                          1,000,000                  770,000
Western Digital, Zero Coupon Bond, 2/18/18                                                650,000                  273,000
Western Digital, Zero Coupon Bond, 2/18/18 144A                                           400,000                  168,000
                                                                                                                ----------
                                                                                                                 1,368,850
                                                                                                                ----------

Diversified Operations--0.3%
Corning, Inc., 3.500%, 11/01/08                                                         1,750,000                  929,688
                                                                                                                ----------
Electronic Components--0.0%
Celestica, Inc., Zero Coupon Bond, 8/01/20                                                250,000                  105,925
                                                                                                                ----------
Electronic Components--Semiconductors--2.2%
Analog Devices, Inc., 4.750%, 10/01/05                                                  7,100,000                6,922,500
Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06                                      300,000                  120,375
Lam Research Corp., 4.000%, 6/01/06                                                       200,000                  153,250
LSI Logic Corp., 4.000%, 2/15/05                                                          750,000                  627,187
Richardson Electronics Ltd., 7.250%, 12/15/06                                             300,000                  247,860
Vitesse Semiconductor Corp., 4.000%, 3/15/05                                              300,000                  215,625
                                                                                                                ----------
                                                                                                                 8,286,797
                                                                                                                ----------

Healthcare--Drugs--0.6%
Affymetrix, Inc., 4.750%, 2/15/07                                                         375,000                  300,937
Affymetrix, Inc., 4.750%, 2/15/07 144A                                                    500,000                  401,250
Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                                       1,000,000                  660,000
Human Genome Sciences, Inc., 3.750%, 3/15/07                                            1,218,000                  796,328
                                                                                                                ----------
                                                                                                                 2,158,515
                                                                                                                ----------

Lodging & Hotel--0.1%
Hilton Hotels Corp., 5.000%, 5/15/06                                                      400,000                  367,000
                                                                                                                ----------
Office Equipment--1.3%
Xerox Corp., 0.570%, 4/21/18                                                            8,834,000                4,991,210
                                                                                                                ----------
Oil & Gas Drilling Equipment--0.1%
Parker Drilling Co., 5.500%, 8/01/04                                                      300,000                  264,750
                                                                                                                ----------
Oil & Gas Exploration--1.0%
Devon Energy Corp., 4.900%, 8/15/08                                                     1,300,000                1,302,340
Devon Energy Corp., 4.950%, 8/15/08                                                     1,900,000                1,901,140
Pogo Producing Co., 5.500%, 6/15/06                                                       365,000                  374,490
                                                                                                                ----------
                                                                                                                 3,577,970
                                                                                                                ----------

Telecommunications--0.7%
Colt Telecom Group Plc, 2.000%, 3/29/06**                                    EUR          400,000                  182,012
Colt Telecom Group Plc, 2.000%, 12/16/06**                                              2,050,000                  900,436
Colt Telecom Group Plc, 2.000%, 4/03/07**                                               2,000,000                  927,827
Verizon Global Funding Corp.,
    Zero Coupon Bond, 5/15/21                                                USD        1,000,000                  541,800
                                                                                                                ----------
                                                                                                                 2,552,075
                                                                                                                ----------

Telecommunications--Equipment--0.0%
Broadband Technologies, Inc., 5.000%, 5/15/49/\                                         1,240,000                   31,000
                                                                                                                ----------
Telecommunications--Wireless--0.0%
Nextel Communications, Inc., 6.000%, 6/01/11                                              200,000                  143,500
                                                                                                                ----------
Textile & Apparel--0.0%
Dixie Yarns, Inc., 7.000%, 5/15/12                                                        142,000                   78,100
                                                                                                                ----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     63

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Tobacco--4.0%
Loews Corp., 3.125%, 9/15/07                                              USD          17,450,000             $ 15,027,940
                                                                                                              ------------
TOTAL CONVERTIBLE BONDS
    (Identified Cost $44,793,926)                                                                               41,324,660
                                                                                                              ------------
TOTAL BONDS AND NOTES
    (Identified Cost $383,629,210)                                                                             350,899,000
                                                                                                              ------------
                                                                                           Shares
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--0.5% of net assets

Auto Components--0.4%
Magna International, Inc. Class A                                                          26,928                1,518,200
                                                                                                              ------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.                                                            12,345                  246,283
                                                                                                              ------------
Telecommunication Services--Diversified--0.0%
Loxley Public Co. Ltd.*                                                                   278,383                   50,165
                                                                                                              ------------
TOTAL COMMON STOCKS
    (Identified Cost $2,395,332)                                                                                 1,814,648
                                                                                                              ------------
PREFERRED STOCKS--2.3% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.1%

Real Estate Investment Trusts--0.5%
Developers Diversified Realty Corp., Class C, 8.375%                                       26,800                  670,000
Equity Residential Properties Trust, Series L, 7.625%                                       2,950                   72,865
First Industrial Realty Trust, Inc., Series D, 7.950%                                       5,900                  145,199
First Industrial Realty Trust, Inc., Series E, 7.900%                                      15,750                  389,025
Highwoods Properties, Inc., Series B, 8.000%                                               11,300                  270,070
Highwoods Properties, Inc., Series D, 8.000%                                               13,900                  327,345
                                                                                                              ------------
                                                                                                                 1,874,504
                                                                                                              ------------

Utilities--Electric--0.6%
Del Marva Power & Light Co., 4.000%                                                           434                   23,816
Entergy Louisiana, Inc., 4.440%                                                               830                   45,650
Entergy New Orleans, Inc., 4.360%                                                              90                    4,778
Entergy New Orleans, Inc., 4.750%                                                           2,876                  164,292
MDU Resources Group, Inc., 5.100%                                                             780                   77,610
Pacific Gas & Electric Co., 5.000%/\                                                       18,900                  274,995
Pacific Gas & Electric Co., 6.570%/\                                                       35,000                  813,750
Pacific Gas & Electric Co., Series H, 4.500%/\                                             10,000                  147,500
Public Service Electric & Gas Co., 4.180%                                                   1,950                  128,700
Southern California Edison Co., 4.320%                                                        500                    6,000
Union Electric Co., $4.50                                                                   6,500                  487,500
Xcel Energy, Inc., 4.110%                                                                     100                    4,800
                                                                                                              ------------
                                                                                                                 2,179,391
                                                                                                              ------------



                                                                                           Shares                  Value +
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--continued

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $3,153,258)                                                                              $  4,053,895
                                                                                                              ------------
CONVERTIBLE PREFERRED STOCKS--1.2%

Building Materials--0.0%
Owens Corning, 6.500%/\                                                                    83,000                        0
                                                                                                              ------------
Financial Services--0.1%
Newell Financial Trust I, 5.250%                                                           12,500                  562,500
                                                                                                              ------------
Metals & Mining--0.0%
Bethlehem Steel Corp., $3.50/\                                                              7,500                    7,500
                                                                                                              ------------
Oil & Gas Drilling Equipment--0.6%
EVI, Inc., 5.000%                                                                          44,760                2,198,835
                                                                                                              ------------
Real Estate Investment Trusts--0.3%
Equity Residential Properties Trust, 7.250%                                                43,000                1,006,200
                                                                                                              ------------
Telecommunication Services--Diversified--0.2%
Philippine Long Distance Telephone Co., $3.50 GDS**                                        47,750                  774,504
                                                                                                              ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $7,572,131)                                                                                 4,549,539
                                                                                                              ------------
TOTAL PREFERRED STOCKS
    (Identified Cost $10,725,389)                                                                                8,603,434
                                                                                                              ------------
WARRANTS--0.0% of net assets
Forest & Paper Products--0.0%
Asia Pulp & Paper Ltd., expiring 03/15/05 144A/\**                                          3,275                      206
                                                                                                              ------------
TOTAL WARRANTS
    (Identified Cost $0)                                                                                               206
                                                                                                              ------------
                                                                                      Face Amount
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.5% of net assets

Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$5,751,136 on 10/01/02 collateralized by
$5,395,000 U.S. Treasury Bond, 5.250%
due 11/15/28 with a value of $5,866,215                                      USD        5,751,000                5,751,000
                                                                                                              ------------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $5,751,000)                                                                                 5,751,000
                                                                                                              ------------
TOTAL INVESTMENTS--98.6%
    (Identified Cost $402,500,931)@                                                                            367,068,288
    Cash and Other Assets, Less Liabilities--1.4%                                                                5,073,185
                                                                                                              ------------
NET ASSETS--100%                                                                                              $372,141,473
                                                                                                              ------------


                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     65

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

--------------------------------------------------------------------------------
+    See Note 1.

**   Foreign issued security

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

/\   Security in default

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $402,492,487 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $17,706,150 and $53,130,349, respectively, resulting in net unrealized depreciation of $35,424,199.

     Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
     Euro; GBP: Great British Pound; GDS: Global Depository Shares; NOK:
     Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Institutional High Income Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--87.9% of net assets

NON-CONVERTIBLE BONDS--66.6%

Airlines--1.5%
AMR Corp., 9.000%, 8/01/12                                                   USD          375,000               $  195,000
AMR Corp., 9.800%, 10/01/21                                                               125,000                   50,000
Continental Airlines, Inc., 8.000%, 12/15/05                                              150,000                   70,500
Delta Air Lines, Inc., 7.900%, 12/15/09                                                   100,000                   66,000
Delta Air Lines, Inc., 8.300%, 12/15/29                                                   900,000                  432,000
Delta Air Lines, Inc., 10.125%, 5/15/10                                                   100,000                   60,000
                                                                                                                ----------
                                                                                                                   873,500
                                                                                                                ==========

Air Transport--0.3%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                        90,246                   76,294
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/11                                          176,259                  111,043
                                                                                                                ----------
                                                                                                                   187,337
                                                                                                                ----------

Auto & Related--2.4%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                                 250,000                  189,395
Dana Corp., 7.000%, 3/15/28                                                               100,000                   71,000
Dana Corp., 7.000%, 3/01/29                                                               850,000                  603,500
Dana Corp., 9.000%, 8/15/11                                                  EUR          550,000                  502,705
                                                                                                                ----------
                                                                                                                 1,366,600
                                                                                                                ----------
Banking & Finance--2.2%
Bangko Sentral Pilipinas, 8.600%, 6/15/27**                                  USD        1,525,000                1,279,094
                                                                                                                ----------
Banks/Savings & Loans--0.7%
Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**                                      400,000                  384,000
                                                                                                                ----------
Cable--3.1%
Cablevision SA, 13.750%, 4/30/07/\**                                                      275,000                   41,250
Charter Communications Holdings,
    0.000%, 4/01/11 (step to 9.920% on 4/04/04)#                                        2,200,000                1,001,000
Charter Communications Holdings LLC,
    9.625%, 11/15/09                                                                      350,000                  215,250
CSC Holdings, Inc., 7.625%, 7/15/18                                                       250,000                  187,418
CSC Holdings, Inc., Series B, 7.625%, 4/01/11                                             250,000                  200,042
CSC Holdings, Inc., Series B, 8.125%, 7/15/09                                             125,000                  103,769
Multicanal SA, 10.500%, 2/01/07/\**                                                       125,000                   18,750
                                                                                                                ----------
                                                                                                                 1,767,479
                                                                                                                ----------

Chemicals--2.6%
Huntsman International LLC, 10.125%, 7/01/09                                              225,000                  190,125
Huntsman International LLC, 10.125%, 7/01/09                                 EUR          200,000                  146,083
IMC Global, Inc., 7.300%, 1/15/28                                            USD          525,000                  408,329
IMC Global, Inc., 7.375%, 8/01/18                                                         500,000                  395,434
IMC Global, Inc., 7.625%, 11/01/05                                                        100,000                   96,931
Solutia, Inc., 7.375%, 10/15/27                                                           350,000                  234,500
                                                                                                                ----------
                                                                                                                 1,471,402
                                                                                                                ----------

Consumer Products--0.3%
Hasbro, Inc., 6.600%, 7/15/28                                                             200,000                  154,000
                                                                                                                ----------
Electronic Components--Semiconductors--0.2%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                                       100,000                  102,000
                                                                                                                ----------
Entertainment--0.5%
Boston Celtics Ltd., 6.000%, 6/30/38                                                      307,000                  200,318
Time Warner, Inc., 6.625%, 5/15/29                                                        100,000                   75,986
                                                                                                                ----------
                                                                                                                   276,304
                                                                                                                ----------


               [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     67

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Financial Services--0.9%
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                              USD          100,000               $   62,000
CIT Group, Inc., 5.500%, 5/16/05                                                          250,000                  238,977
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                                          350,000                  241,500
                                                                                                                ----------
                                                                                                                   542,477
                                                                                                                ----------
Food--1.9%
Borden, Inc., 7.875%, 2/15/23                                                             930,000                  539,400
Borden, Inc., 9.200%, 3/15/21                                                             350,000                  213,500
Borden, Inc., 9.250%, 6/15/19                                                             500,000                  330,000
                                                                                                                ----------
                                                                                                                 1,082,900
                                                                                                                ----------
Foreign Government/Agency--7.2%
Escom, 11.000%, 6/01/08                                                      ZAR          400,000                   35,678
Ivory Coast, Inc., 2.000%,
    3/31/18 (step to 3.000% on 3/31/08)#/\                                   USD          427,500                   81,225
Petroleos Mexicanos, 8.625%, 12/01/23 144A                                                275,000                  269,500
Petroleos Mexicanos, 9.250%, 3/30/18                                                      475,000                  479,750
Republic of Argentina, 8.875%, 3/01/29/\                                                  700,000                  102,942
Republic of Brazil, 10.125%, 5/15/27                                                      675,000                  280,125
Republic of Brazil, 11.000%, 8/17/40                                                      250,000                  109,375
Republic of Brazil C Bond, 8.000%, 4/15/14                                              2,370,460                1,158,681
Republic of Peru, 4.000%,
    3/07/17 (step to 4.500% on 3/07/03)#                                                  275,000                  164,670
Republic of South Africa, 12.500%, 12/21/06                                  ZAR          600,000                   56,703
Republic of South Africa, 13.000%, 8/31/10                                              1,750,000                  175,125
Republic of South Africa, 13.500%, 9/15/15                                              1,500,000                  164,140
Republic of Uruguay, 7.625%, 1/20/12                                         USD          400,000                  168,000
Republic of Venezuela, 9.250%, 9/15/27                                                  1,275,000                  846,600
                                                                                                                ----------
                                                                                                                 4,092,514
                                                                                                                ----------
Forest & Paper Products--3.5%
APP China Group Ltd., 14.000%, 3/15/10 144A/\**                                           250,000                   72,500
Fort James Corp., 4.750%, 6/29/04                                            EUR          875,000                  736,709
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                        USD          325,000                  207,802
Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07/\**                                   500,000                  137,500
Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07/\**                                1,050,000                  246,750
Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27/\**                                1,360,000                  272,000
Pope & Talbot, Inc., 8.375%, 6/01/13 144A                                                 200,000                  174,000
Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04/\**                                          650,000                  175,500
                                                                                                                ----------
                                                                                                                 2,022,761
                                                                                                                ----------
Lodging & Hotel--0.4%
Host Marriott LP, Series E, 8.375%, 2/15/06                                               100,000                   96,500
Host Marriott Corp., Series B, 7.875%, 8/01/08                                            150,000                  139,875
                                                                                                                ----------
                                                                                                                   236,375
                                                                                                                ----------
Machinery--0.4%
Case Corp., 7.250%, 8/01/05                                                               250,000                  222,500
                                                                                                                ----------
Metals--0.4%
Murrin Murrin Holdings Property Ltd.,
    9.375%, 8/31/07/\**                                                                   825,000                  202,125
                                                                                                                ----------
Natural Gas--1.0%
El Paso Corp., 5.750%, 3/14/06                                                            900,000                  574,670
                                                                                                                ----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Office Equipment--1.9%
Xerox Capital (Europe) Plc, 5.250%, 12/03/04**                               EUR          400,000               $  284,448
Xerox Capital Trust I, 8.000%, 2/01/27                                       USD        1,375,000                  522,500
Xerox Corp., 7.150%, 8/01/04                                                              350,000                  274,750
                                                                                                                ----------
                                                                                                                 1,081,698
                                                                                                                ----------
Oil--Drilling Equipment--0.1%
Trico Marine Services, Inc., 8.875%, 5/15/12 144A                                         100,000                   86,000
                                                                                                                ----------
Oil & Gas Drilling Equipment--0.4%
Parker Drilling Co., Series B, 10.125%, 11/15/09                                          225,000                  216,000
                                                                                                                ----------
Oil & Gas Exploration--1.3%
Chesapeake Energy Corp., 8.125%, 4/01/11                                                  125,000                  125,000
Pioneer Natural Resources Co., 7.200%, 1/15/28                                            650,000                  591,500
                                                                                                                ----------
                                                                                                                   716,500
                                                                                                                ----------
Oil & Gas--Major Integrated--1.2%
PDVSA Finance Ltd., 7.500%, 11/15/28**                                                    200,000                  128,000
Repsol International Finance BV, 5.750%, 12/04/06                            EUR          400,000                  376,579
YPF Sociedad Anonima, 7.750%, 8/27/07                                        USD          250,000                  187,500
                                                                                                                ----------
                                                                                                                   692,079
                                                                                                                ----------
Rail--Transport--1.9%
Missouri Pacific Railroad Co., 4.750%, 1/01/20                                             30,000                   21,300
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                            172,000                  105,780
TFM SA de CV, 11.750%, 6/15/09**                                                          850,000                  816,000
TFM SA de CV, 12.500%, 6/15/12 144A                                                       125,000                  121,250
                                                                                                                ----------
                                                                                                                 1,064,330
                                                                                                                ----------
Real Estate Investment Trusts--1.3%
Crescent Real Estate Equity, 7.500%, 9/15/07                                              400,000                  376,000
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                      375,000                  346,980
                                                                                                                ----------
                                                                                                                   722,980
                                                                                                                ----------
Retail--General--6.5%
Dillard's, Inc., 6.625%, 1/15/18                                                          150,000                  125,275
Dillard's, Inc., 7.000%, 12/01/28                                                         250,000                  197,500
Dillon Read Structured Finance Corp.,
    8.375%, 8/15/15/\                                                                     400,000                  184,000
Dillon Read Structured Finance Corp., Series A,
    6.660%, 8/15/10/\                                                                     217,793                  104,541
J.C. Penney Co., Inc., 6.500%, 12/15/07                                                   250,000                  227,500
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                   550,000                  445,500
J.C. Penney Co., Inc., 7.050%, 5/23/05                                                    125,000                  121,250
J.C. Penney Co., Inc., 7.125%, 11/15/23                                                   700,000                  560,000
J.C. Penney Co., Inc., 7.375%, 8/15/08                                                    450,000                  427,500
J.C. Penney Co., Inc., 8.250%, 8/15/22                                                    125,000                  106,875
J.C. Penney Co., Inc., 9.750%, 6/15/21                                                    230,000                  211,600
Kmart Funding Corp., Series F, 8.800%, 7/01/10/\                                          134,154                   53,661
Kmart Funding Corp., Series G, 9.440%, 7/01/18/\                                          183,000                   60,390
Woolworth Corp., 8.500%, 1/15/22                                                          910,000                  877,333
                                                                                                                ----------
                                                                                                                 3,702,925
                                                                                                                ----------
Shipping--3.1%
American President Cos. Ltd., 7.125%, 11/15/03                                            250,000                  232,500
American President Cos. Ltd., 8.000%, 1/15/24                                           1,135,000                  706,537


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     69

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Shipping--continued

Seabulk International, Inc., 12.500%, 6/30/07                                USD          384,635               $  392,328
Transportacion Maritima Mexicana SA de CV,
    10.250%, 11/15/06**                                                                   835,000                  434,200
                                                                                                                ----------
                                                                                                                 1,765,565
                                                                                                                ----------
Telecommunications--5.2%
AT&T Corp., 6.000%, 11/21/06                                                 EUR          820,000                  760,535
Colt Telecom Group Plc, 12.000%, 12/15/06**                                  USD          200,000                  129,000
Philippine Long Distance Telephone Co.,
    8.350%, 3/06/17**                                                                     975,000                  708,464
Qwest Capital Funding, Inc., 7.750%, 8/15/06                                              125,000                   65,000
Qwest Capital Funding, Inc., 7.750%, 2/15/31                                              700,000                  280,000
Qwest Capital Funding, Inc., 7.900%, 8/15/10                                              500,000                  225,000
Sprint Capital Corp., 6.125%, 11/15/08                                                    500,000                  332,500
Sprint Capital Corp., 6.875%, 11/15/28                                                    100,000                   58,000
US West Capital Funding, Inc., 6.875%, 7/15/28                                            450,000                  171,000
Williams Communications Group, Inc.,
    10.700%, 10/01/07/\                                                                   575,000                   57,500
Williams Communications Group, Inc.,
    10.875%, 10/01/09/\                                                                   200,000                   20,000
Williams Communications Group, Inc.,
    11.700%, 8/01/08/\                                                                  1,075,000                  107,500
Williams Communications Group, Inc.,
    11.875%, 8/01/10/\                                                                    375,000                   37,500
                                                                                                                ----------
                                                                                                                 2,951,999
                                                                                                                ----------
Telecommunications Equipment--2.3%
Lucent Technologies, Inc., 6.450%, 3/15/29                                              1,915,000                  612,800
Lucent Technologies, Inc., 7.250%, 7/15/06                                                390,000                  156,000
Nortel Networks Ltd., 6.125%, 2/15/06**                                                 1,075,000                  370,875
Northern Telecom Capital Corp., 7.875%, 6/15/26                                           500,000                  160,000
                                                                                                                ----------
                                                                                                                 1,299,675
                                                                                                                ----------
Telecommunications--Wireless--5.7%
Nextel Communications, Inc., 0.000%, 10/31/07
    (step to 9.750% on 10/31/02)#                                                         850,000                  663,000
Nextel Communications, Inc., 0.000%, 2/15/08
    (step to 9.950% on 2/15/03)#                                                          750,000                  562,500
Nextel Communications, Inc., 9.375%, 11/15/09                                             625,000                  476,563
Nextel Communications, Inc., 9.500%, 2/01/11                                              550,000                  416,625
PTC International Finance BV, 10.750%, 7/01/07                                            200,000                  204,000
PTC International Finance II, 11.250%, 12/01/09                              EUR          200,000                  202,592
Rogers Wireless Communications, Inc., 8.800%, 10/01/07                       USD          875,000                  472,500
TeleCorp PCS, Inc., 0.000%, 4/15/09
    (step to 11.625% on 4/15/04)#                                                         163,000                  120,620
Triton PCS, Inc., 0.000%, 5/01/08
    (step to 11.000% on 5/01/03)#                                                         100,000                   65,500
US Unwired, Inc., Series B, 0.000%, 11/01/09
    (step to 13.375% on 11/01/04)#                                                        900,000                   45,000
                                                                                                                ----------
                                                                                                                 3,228,900
                                                                                                                ----------
Textile & Apparel--1.0%
Phillips Van Heusen Corp., 7.750%, 11/15/23                                               705,000                  592,200
                                                                                                                ----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Utilities--Electric--5.2%
AES Corp., 8.875%, 11/01/27                                                  USD          350,000              $    91,000
Calpine Canada Energy Finance, 8.750%, 10/15/07                              CAD          250,000                   63,872
Calpine Corp., 7.625%, 4/15/06                                               USD          275,000                  111,375
Calpine Corp., 8.500%, 2/15/11                                                            300,000                  123,000
Enersis SA, 7.400%, 12/01/16                                                              125,000                   96,799
Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**                                  825,000                  363,000
Mirant Americas Generation LLC, 7.200%, 10/01/08                                          275,000                  145,750
Panda Funding Corp., 11.625%, 8/20/12                                                     958,643                  766,915
Quezon Power Philippines Co., 8.860%, 6/15/17**                                           853,125                  665,437
Salton Sea Funding Corp., 7.840%, 5/30/10                                                 150,000                  138,795
Southern California Edison Co., 7.625%, 1/15/10                                           125,000                  106,875
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                             335,000                  319,481
                                                                                                               -----------
                                                                                                                 2,992,299
                                                                                                               -----------
TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $43,730,784)                                                                               37,951,188
                                                                                                               -----------
CONVERTIBLE BONDS--21.3% of net assets

Auto & Related--0.4%
MascoTech, Inc., 4.500%, 12/15/03                                                         253,000                  242,880
                                                                                                               -----------
Biomedical--0.5%
Genzyme Corp., 3.000%, 5/15/21                                                            335,000                  280,563
                                                                                                               -----------
Building & Construction--0.2%
Empresas ICA Sociedad, 5.000%, 3/15/04**                                                  225,000                  112,500
                                                                                                               -----------
Cable--1.3%
Rogers Communications, Inc., 2.000%, 11/26/05**                                           835,000                  579,323
Telewest Communications Plc, 5.250%, 2/19/07**/\                             GBP          675,000                  169,474
                                                                                                               -----------
                                                                                                                   748,797
                                                                                                               -----------
Computer Hardware--2.7%
Maxtor Corp., 5.750%, 3/01/12                                                USD        1,555,000                  855,250
Quantum Corp., 7.000%, 8/01/04                                                            750,000                  577,500
Western Digital, Zero Coupon Bond, 2/18/18 144A                                           198,000                   83,160
                                                                                                               -----------
                                                                                                                 1,515,910
                                                                                                               -----------
Diversified Operations--0.5%
Corning, Inc., 3.500%, 11/01/08                                                           550,000                  292,187
                                                                                                               -----------
Electronic Components--1.5%
Celestica, Inc., Zero Coupon Bond, 8/01/20                                              1,500,000                  635,550
Sanmina-SCI Corp., Zero Coupon Bond, 9/12/20                                              700,000                  224,000
                                                                                                               -----------
                                                                                                                   859,550
                                                                                                               -----------
Electronic Components--Semiconductors--4.7%
Amkor Technology, Inc., 5.000%, 3/15/07                                                   700,000                  189,000
Analog Devices, Inc., 4.750%, 10/01/05                                                    300,000                  292,500
Cypress Semiconductor Corp., 3.750%, 7/01/05                                              850,000                  666,145
Cypress Semiconductor Corp., 4.000%, 2/01/05                                              100,000                   78,000
Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06                                      375,000                  150,469
Lam Research Corp., 4.000%, 6/01/06                                                       225,000                  172,406


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     71

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Electronic Components--Semiconductors--continued

LSI Logic Corp., 4.000%, 2/15/05                                             USD          400,000              $   334,500
Richardson Electronics Ltd., 7.250%, 12/15/06                                             150,000                  123,930
TriQuint Semiconductor, Inc., 4.000%, 3/01/07                                             200,000                  148,500
Vitesse Semiconductor Corp., 4.000%, 3/15/05                                              700,000                  503,125
                                                                                                               -----------
                                                                                                                 2,658,575
                                                                                                               -----------
Healthcare--Drugs--2.4%
Affymetrix, Inc., 4.750%, 2/15/07                                                         300,000                  240,750
Affymetrix, Inc., 4.750%, 2/15/07 144A                                                    250,000                  200,625
Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                                         650,000                  429,000
Human Genome Sciences, Inc., 3.750%, 3/15/07                                              800,000                  523,040
                                                                                                               -----------
                                                                                                                 1,393,415
                                                                                                               -----------
Lodging & Hotel--0.5%
Hilton Hotels Corp., 5.000%, 5/15/06                                                      300,000                  275,250
                                                                                                               -----------
Office Equipment--0.8%
Xerox Corp., 0.570%, 4/21/18                                                              850,000                  480,250
                                                                                                               -----------
Oil & Gas Drilling Equipment--0.4%
Parker Drilling Co., 5.500%, 8/01/04                                                      250,000                  220,625
                                                                                                               -----------
Oil & Gas Exploration--0.3%
Pogo Producing Co., 5.500%, 6/15/06                                                       175,000                  179,550
                                                                                                               -----------
Retail--General--0.0%
CML Group, Inc., 5.500%, 1/15/03/\                                                        181,000                       56
                                                                                                               -----------
Telecommunications--2.7%
Colt Telecom Group Plc, 2.000%, 8/06/05**                                    DEM          250,000                   64,976
Colt Telecom Group Plc, 2.000%, 3/29/06                                      EUR          805,000                  366,299
Colt Telecom Group Plc, 2.000%, 12/16/06                                                1,275,000                  560,028
Colt Telecom Group Plc, 2.000%, 4/03/07**                                                 925,000                  429,120
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**                                            125,000                  108,575
                                                                                                               -----------
                                                                                                                 1,528,998
                                                                                                               -----------
Telecommunications Equipment--1.8%
Broadband Technologies, Inc., 5.000%, 5/15/49/\                              USD          515,000                   12,875
CommScope, Inc., 4.000%, 12/15/06                                                         550,000                  405,625
Juniper Networks, Inc., 4.750%, 3/15/07                                                   875,000                  595,000
                                                                                                               -----------
                                                                                                                 1,013,500
                                                                                                               -----------
Telecommunications--Wireless--0.2%
Nextel Communications, Inc., 6.000%, 6/01/11                                              200,000                  143,500
                                                                                                               -----------
Textile & Apparel--0.0%
Dixie Yarns, Inc., 7.000%, 5/15/12                                                         26,000                   14,300
                                                                                                               -----------
Tobacco--0.4%
Loews Corp., 3.125%, 9/15/07                                                              250,000                  215,300
                                                                                                               -----------
Trucking & Freight--0.0%
Builders Transportation, Inc., 8.000%, 8/15/05/\                                           75,000                       94
                                                                                                               -----------
TOTAL CONVERTIBLE BONDS
    (Identified Cost $14,127,208)                                                                               12,175,800
                                                                                                               -----------
TOTAL BONDS AND NOTES
    (Identified Cost $57,857,992)                                                                               50,126,988
                                                                                                               -----------


                                                                                           Shares                  Value +
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--2.1% of net assets

Energy Equipment & Services--0.2%
Trico Marine Services, Inc.*                                                               33,866               $   86,020
                                                                                                                ----------
Forest & Paper Products--1.3%
Sappi Ltd. ADR**                                                                           64,000                  732,800
                                                                                                                ----------
Real Estate--0.6%
Associated Estates Realty Corp.                                                            28,100                  227,610
Developers Diversified Realty Corp.                                                         4,825                  106,198
                                                                                                                ----------
                                                                                                                   333,808
                                                                                                                ----------
Telecommunication Services--Diversified--0.0%
Loxley Public Co. Ltd.*                                                                   119,328                   21,503
                                                                                                                ----------
Utilities--Electric--0.0%
Ohio Edison Co.                                                                               200                   13,400
                                                                                                                ----------
TOTAL COMMON STOCKS
    (Identified Cost $1,351,179)                                                                                 1,187,531
                                                                                                                ----------
PREFERRED STOCKS--5.2% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--2.8%

Diversified Financials--0.0%
Siam Commercial Bank Public Co. Ltd., 5.250% 144A**                                        50,000                   26,683
                                                                                                                ----------
Real Estate Investment Trust--1.2%
La Quinta Properties, Inc., Series A, 9.000%                                               30,600                  703,800
                                                                                                                ----------
Telecommunications--Wireless--0.2%
Nextel Communications, Inc., 11.125% PIK                                                      144                   86,400
                                                                                                                ----------
Utilities--Electric--1.4%
Central Maine Power Co., 3.500%                                                             2,780                  138,305
Duquesne Light Co., 4.150%                                                                    200                    5,310
Entergy Gulf States, Inc., 4.400%                                                             370                   22,570
Pacific Gas & Electric Co., 5.000%/\                                                       10,000                  145,500
Southern California Edison Co., 4.320%                                                      1,000                   12,000
Southern California Edison Co., 7.230%                                                      5,000                  451,719
                                                                                                                ----------
                                                                                                                   775,404
                                                                                                                ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $1,081,939)                                                                                 1,592,287
                                                                                                                ----------
CONVERTIBLE PREFERRED STOCKS--2.4%
Building Materials--0.0%
Owens Corning, 6.500%/\                                                                    23,500                        0
                                                                                                                ----------
Metals & Mining--0.0%
Bethlehem Steel Corp., $3.50/\                                                             21,000                   21,000
                                                                                                                ----------
Natural Gas--0.5%
Western Gas Resources, Inc., $2.625                                                         6,500                  310,050
                                                                                                                ----------
Oil & Gas--0.5%
Chesapeake Energy Corp., 6.750%                                                             5,000                  261,000
                                                                                                                ----------
Telecommunication Services--Diversified--1.4%
Philippine Long Distance Telephone Co., $3.50 GDS**                                        48,950                  793,969
                                                                                                                ----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     73

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                           Shares                  Value +
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--continued

TOTAL CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $2,228,542)                                                                               $ 1,386,019
                                                                                                               -----------
TOTAL PREFERRED STOCKS
    (Identified Cost $3,310,481)                                                                                 2,978,306
                                                                                                               -----------
WARRANTS--0.0% of net assets

Forest & Paper Products--0.0%
Asia Pulp & Paper Ltd., expiring 03/15/05 144A/\*                                             250                       16
                                                                                                               -----------
TOTAL WARRANTS
    (Identified Cost $0)                                                                                                16
                                                                                                               -----------
                                                                                      Face Amount

--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--3.0% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$1,737,041 on 10/01/02 collateralized by
$1,730,000 U.S. Treasury Note, 5.625% due
11/30/02 with a value of $1,773,250                                          USD        1,737,000                1,737,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,737,000)                                                                                 1,737,000
                                                                                                               -----------
TOTAL INVESTMENTS--98.2%
    (Identified Cost $64,256,652)@                                                                              56,029,841
    Cash and Other Assets, Less Liabilities--1.8%                                                                1,025,126
                                                                                                               -----------
NET ASSETS--100%                                                                                               $57,054,967
                                                                                                               ===========


+    See Note 1.

**   Foreign issued security

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

/\   Security in default

*    Non-income producing security

PIK  All or a portion of income may be received as additional securities.

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $64,303,960 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,110,154 and $10,384,273, respectively, resulting in net unrealized depreciation of $8,274,119.

     Key to Abbreviations: ADR: American Depository Receipts; CAD: Canadian Dollar; DEM: Deutsche Marks; EUR: Euro; GBP: Great British Pound; GDS:
     Global Depository Shares; USD: United States Dollar; ZAR: South African
     Rand

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Intermediate Duration Fixed Income Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--94.4% of net assets

Aerospace/Defense--0.6%
Raytheon Co., 6.000%, 12/15/10                                                         $  100,000               $  104,685
Raytheon Co., 6.300%, 3/15/05                                                             150,000                  158,592
                                                                                                                ----------
                                                                                                                   263,277
                                                                                                                ----------
Asset-Backed Securities--6.1%
Asset Securitization Corp., 6.920%, 2/14/29                                               404,039                  442,158
Community Program Loan Trust, 4.500%, 10/01/18                                            485,322                  492,033
Ford Credit Auto Owner Trust, Class B, 4.790%, 11/15/06                                   450,000                  473,764
Honda Auto Receivables Owner Trust, 5.560%, 6/19/06                                       400,000                  418,748
Vanderbilt Mortgage & Finance, Inc., 6.545%, 4/07/18                                      600,000                  647,713
                                                                                                                ----------
                                                                                                                 2,474,416
                                                                                                                ----------
Auto & Related--6.0%
Cummins Engine Co., Inc., 6.250%, 3/01/03                                                 450,000                  445,950
Delphi Automotive Systems Corp., 6.125%, 5/01/04                                          150,000                  156,059
Delphi Automotive Systems Corp., 6.500%, 5/01/09                                          750,000                  814,755
TRW, Inc., 6.625%, 6/01/04                                                                300,000                  312,969
TRW, Inc., 7.125%, 6/01/09                                                                643,000                  692,871
                                                                                                                ----------
                                                                                                                 2,422,604
                                                                                                                ----------
Banking & Finance--0.3%
Bank of America Corp., 7.200%, 4/15/06                                                     50,000                   56,396
Commercial Credit Co., 6.500%, 6/01/05                                                     50,000                   54,188
                                                                                                                ----------
                                                                                                                   110,584
                                                                                                                ----------
Cable--2.4%
Comcast Cable Communications, 6.200%, 11/15/08                                            700,000                  658,000
Cox Communications, Inc., 6.400%, 8/01/08                                                 250,000                  239,933
TCI Communications, Inc., 6.875%, 2/15/06                                                 100,000                   98,681
                                                                                                                ----------
                                                                                                                   996,614
                                                                                                                ----------
Computers--0.7%
International Business Machines Corp.,
    6.000%, 12/18/13                                                                       75,000                   75,174
Sun Microsystems, Inc., 7.350%, 8/15/04                                                   200,000                  198,708
                                                                                                                ----------
                                                                                                                   273,882
                                                                                                                ----------
Consumer Products--0.6%
Bausch & Lomb, Inc., 6.500%, 8/01/05                                                      250,000                  244,360
                                                                                                                ----------
Entertainment--2.1%
AOL Time Warner, Inc., 6.125%, 4/15/06                                                    400,000                  372,684
AOL Time Warner, Inc., 6.150%, 5/01/07                                                    500,000                  461,670
                                                                                                                ----------
                                                                                                                   834,354
                                                                                                                ----------
Financial Services--16.8%
Capital One Bank, 6.375%, 2/15/03                                                         690,000                  679,824
Capital One Bank, 6.875%, 2/01/06                                                         225,000                  210,433
CIT Group, Inc., 5.500%, 2/15/04                                                          200,000                  202,500
CIT Group, Inc., 5.625%, 5/17/04                                                          250,000                  255,618
CIT Group, Inc., 6.500%, 2/07/06                                                          170,000                  176,567
CIT Group, Inc., 7.375%, 4/02/07                                                          250,000                  267,583
ERAC USA Finance Co., 6.800%, 2/15/08 144A                                                200,000                  214,843
ERAC USA Finance Co., 7.350%, 6/15/08 144A                                                200,000                  219,766
Ford Motor Credit Co., 5.800%, 1/12/09                                                  1,050,000                  938,889
Ford Motor Credit Co., 7.250%, 10/25/11                                                   250,000                  231,738


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     75

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Financial Services--continued
Ford Motor Credit Co., 7.500%, 1/15/03                                                 $   50,000               $   50,054
Ford Motor Credit Co., Class B, 7.370%, 7/15/04                                           500,000                  519,491
General Electric Capital Corp., 6.000%, 6/15/12                                           500,000                  544,185
General Motors Acceptance Corp., 6.150%, 4/05/07                                          550,000                  556,605
Green Tree Financial Corp., 6.080%, 12/01/30                                              350,000                  366,733
Green Tree Financial Corp., 6.160%, 2/01/31                                               300,000                  299,578
Household Finance Corp., 5.750%, 1/30/07                                                  100,000                   97,311
Household Finance Corp., 5.875%, 9/25/04                                                  500,000                  509,385
Household Finance Corp., 6.375%, 10/15/11                                                 250,000                  232,440
Navistar Financial Corp., 6.220%, 10/17/05                                                 86,804                   87,816
Navistar Financial Corp. Owner Trust, 5.590%, 5/15/08                                     169,664                  177,307
                                                                                                                ----------
                                                                                                                 6,838,666
                                                                                                                ----------
Food--0.2%
Gruma SA de CV, 7.625%, 10/15/07**                                                         85,000                   80,750
                                                                                                                ----------
Foreign Government/Agency--3.1%
Pemex Finance Ltd., 9.140%, 8/15/04**                                                     200,000                  212,448
Republic of South Africa, 8.375%, 10/17/06                                                950,000                1,056,875
                                                                                                                ----------
                                                                                                                 1,269,323
                                                                                                                ----------
Forest & Paper Products--2.5%
International Paper Co., 6.750%, 9/01/11                                                  350,000                  388,055
MacMillan Bloedel Ltd., 6.750%, 2/15/06**                                                 150,000                  162,962
Temple-Inland, Inc., 6.750%, 3/01/09                                                      100,000                  102,405
Weyerhaeuser Co., 6.000%, 8/01/06                                                         350,000                  369,757
                                                                                                                ----------
                                                                                                                 1,023,179
                                                                                                                ----------
Government Agencies--2.3%
Federal Home Loan Mortgage Corp., 5.125%, 10/15/08                                        500,000                  542,700
Federal National Mortgage Association, 5.500%, 3/15/11                                    300,000                  327,003
Tennessee Valley Authority, 5.375%, 11/13/08                                               75,000                   82,817
                                                                                                                ----------
                                                                                                                   952,520
                                                                                                                ----------
Healthcare--Services--1.3%
Anthem, Inc., 6.800%, 8/01/12                                                             400,000                  420,816
Healthsouth Corp., 7.375%, 10/01/06                                                       150,000                  111,000
                                                                                                                ----------
                                                                                                                   531,816
                                                                                                                ----------
Insurance--0.8%
Provident Cos., Inc., 6.375%, 7/15/05                                                     300,000                  318,714
                                                                                                                ----------
Investment Banking--3.8%
Bear Stearns Cos., Inc., 6.150%, 3/02/04                                                  350,000                  365,372
Donaldson, Lufkin & Jenrette, Inc., 6.875%, 11/01/05                                       75,000                   81,245
Lehman Brothers Holdings, Inc., 7.125%, 9/15/03                                           540,000                  563,728
Lehman Brothers, Inc., 6.500%, 4/15/08                                                    250,000                  276,887
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04                                         250,000                  259,280
                                                                                                                ----------
                                                                                                                 1,546,512
                                                                                                                ----------
Machinery--0.7%
IDEX Corp., 6.875%, 2/15/08                                                               250,000                  264,223
                                                                                                                ----------
Metals--0.7%
Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06**                                          250,000                  279,215
                                                                                                                ----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Mortgage Related--5.5%
Federal Home Loan Mortgage Corp., 5.500%, 3/01/13                                      $  119,891               $  124,495
Federal Home Loan Mortgage Corp., 6.000%, 11/01/12                                        250,942                  262,809
Federal National Mortgage Association, 5.500%, 1/01/17                                    813,122                  838,323
Federal National Mortgage Association, 5.500%, 2/01/17                                    189,403                  195,312
Federal National Mortgage Association, 6.000%, 5/25/08                                     18,511                   18,800
Nomura Asset Securities Corp., 6.280%, 3/15/30                                            304,567                  329,052
Prudential Home Mortgage Securities Co.,
    6.000%, 1/25/09                                                                       103,371                  105,114
Washington Mutual, Class A6, 5.590%, 4/25/32                                              350,000                  357,584
                                                                                                                ----------
                                                                                                                 2,231,489
                                                                                                                ----------
Natural Gas--2.1%
El Paso Corp., 7.000%, 5/15/11                                                            450,000                  301,500
El Paso Energy Corp., 6.750%, 5/15/09                                                     550,000                  357,500
Kinder Morgan, Inc., 6.650%, 3/01/05                                                      165,000                  175,042
                                                                                                                ----------
                                                                                                                   834,042
                                                                                                                ----------
Office Equipment--0.5%
Xerox Corp., 5.500%, 11/15/03                                                             250,000                  215,000
                                                                                                                ----------
Oil & Gas Drilling Equipment--2.7%
Halliburton Co., 5.625%, 12/01/08                                                         150,000                  125,813
Halliburton Co., 6.000%, 8/01/06                                                          550,000                  516,323
Transocean Sedco Forex, Inc., 6.500%, 4/15/03                                             450,000                  458,113
                                                                                                                ----------
                                                                                                                 1,100,249
                                                                                                                ----------
Oil & Gas Exploration--0.7%
Pioneer Natural Resources Co., 6.500%, 1/15/08                                            300,000                  298,500
                                                                                                                ----------
Oil & Gas--Major Integrated--2.5%
Conoco Funding Co., 5.450%, 10/15/06                                                      250,000                  268,770
PDVSDA Finance Ltd., 6.450%, 2/15/04**                                                    375,000                  362,190
PDVSDA Finance Ltd., 6.800%, 11/15/08**                                                   150,000                  131,250
Phillips Petroleum Co., 6.375%, 3/30/09                                                   250,000                  274,557
                                                                                                                ----------
                                                                                                                 1,036,767
                                                                                                                ----------
Rail--Transport--0.8%
Burlington Northern Santa Fe Corp., 6.125%, 3/15/09                                       200,000                  214,464
CSX Corp., 6.750%, 3/15/11                                                                100,000                  112,755
                                                                                                                ----------
                                                                                                                   327,219
                                                                                                                ----------
Real Estate Investment Trusts--5.5%
American Health Properties, Inc., 7.500%, 1/15/07                                         275,000                  305,844
EOP Operating LP, 7.000%, 7/15/11                                                         200,000                  220,552
Excel Realty Trust, Inc., 6.875%, 10/15/04                                                250,000                  264,096
Highwoods Realty LP, 6.750%, 12/01/03                                                     500,000                  512,220
Rouse Co., 8.500%, 1/15/03                                                                400,000                  400,555
Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/03                                      550,000                  550,490
                                                                                                                ----------
                                                                                                                 2,253,757
                                                                                                                ----------
Retail--General--2.6%
J.C. Penney Co., Inc., 7.600%, 4/01/07                                                    350,000                  337,750
Sears Roebuck Acceptance Corp., 6.250%, 5/01/09                                           300,000                  318,174
Sears Roebuck Acceptance Corp., 6.560%, 11/20/03                                          100,000                  103,423
Sears Roebuck Acceptance Corp., 6.750%, 8/15/11                                           100,000                  108,593
Sears Roebuck Acceptance Corp., 7.000%, 2/01/11                                           100,000                  110,193
Sears Roebuck Acceptance Corp., 7.125%, 6/30/03                                            75,000                   77,054
                                                                                                                ----------
                                                                                                                 1,055,187
                                                                                                                ----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     77

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Intermediate Duration Fixed Income Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--6.1%
AT&T Corp., 6.500%, 11/15/06                                                          $   800,000              $   791,976
Pacific Bell, 7.000%, 7/15/04                                                              50,000                   53,682
Qwest Capital Funding, Inc., 5.875%, 8/03/04                                              400,000                  270,000
Qwest Capital Funding, Inc., 6.375%, 7/15/08                                              500,000                  217,500
Qwest Capital Funding, Inc., 7.750%, 8/15/06                                              200,000                  104,000
Qwest Corp., 5.625%, 11/15/08                                                             150,000                  114,000
Sprint Capital Corp., 5.875%, 5/01/04                                                     250,000                  213,750
Sprint Capital Corp., 6.000%, 1/15/07                                                     200,000                  140,000
Sprint Capital Corp., 6.125%, 11/15/08                                                    500,000                  332,500
Sprint Capital Corp., 6.375%, 5/01/09                                                     400,000                  266,000
                                                                                                               -----------
                                                                                                                 2,503,408
                                                                                                               -----------
Telecommunications Equipment--3.6%
Lucent Technologies, Inc., 5.500%, 11/15/08                                               375,000                  129,375
Motorola, Inc., 5.800%, 10/15/08                                                          200,000                  184,490
Motorola, Inc., 6.750%, 2/01/06                                                           250,000                  250,853
Motorola, Inc., 7.625%, 11/15/10                                                          350,000                  350,749
Motorola, Inc., 8.000%, 11/01/11                                                          550,000                  543,098
                                                                                                               -----------
                                                                                                                 1,458,565
                                                                                                               -----------
Telecommunications--Wireless--2.4%
AT&T Wireless Services, Inc., 7.500%, 5/01/07                                             550,000                  464,750
INTELSAT, 7.625%, 4/15/12 144A                                                            500,000                  518,641
                                                                                                               -----------
                                                                                                                   983,391
                                                                                                               -----------
U.S. Government--1.3%
U.S. Treasury Notes, 3.000%, 7/15/12                                                      500,815                  539,002
                                                                                                               -----------
Utilities--Electric--7.1%
American Electric Power Co., Inc., 6.125%, 5/15/06                                        575,000                  571,193
Calpine Canada Energy Finance, 8.500%, 5/01/08**                                          400,000                  164,000
Consolidated Edison Co., Inc., 6.625%, 7/01/05                                             75,000                   81,841
Constellation Energy Group, Inc., 6.350%, 4/01/07                                         500,000                  518,125
Duke Capital Corp., 7.250%, 10/01/04                                                      150,000                  156,996
Enersis SA, 6.900%, 12/01/06**                                                            340,000                  303,980
Exelon Generation Co. LLC, 6.950%, 6/15/11                                                100,000                  110,221
Pennsylvania Electric Co., 5.750%, 4/01/04                                                200,000                  199,704
Progress Energy, Inc., 6.750%, 3/01/06                                                    200,000                  215,186
Salton Sea Funding Corp., Series B, 7.370%, 5/30/05                                       255,680                  237,893
Salton Sea Funding Corp., Series E, 8.300%, 5/30/11                                       362,477                  335,962
                                                                                                               -----------
                                                                                                                 2,895,101
                                                                                                               -----------
TOTAL BONDS AND NOTES
    (Identified Cost $38,512,709)                                                                               38,456,686
                                                                                                               -----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--4.2% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$1,707,040 on 10/01/02 collateralized by
$1,710,000 U.S. Treasury Note, 5.500% due
3/31/03 with a value of $1,744,200                                                    $ 1,707,000              $ 1,707,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENT
       (Identified Cost $1,707,000)                                                                              1,707,000
                                                                                                               -----------
TOTAL INVESTMENTS--98.6%
       (Identified Cost $40,219,709)@                                                                           40,163,686
       Cash and Other Assets, Less Liabilities--1.4%                                                               570,774
                                                                                                               -----------
NET ASSETS--100%                                                                                               $40,734,460
                                                                                                               ===========


+    See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

**   Foreign issued security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $40,314,591 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,166,042 and $1,316,947, respectively, resulting in net unrealized depreciation of $150,905.

                 See accompanying notes to financial statements.

                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     79

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

Loomis Sayles Investment Grade Fixed Income Fund


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--96.3% of net assets

NON-CONVERTIBLE BONDS--90.9%

Aerospace/Defense--1.8%
Raytheon Co., 6.400%, 12/15/18                                               USD        2,500,000               $2,495,950
                                                                                                                ----------
Airlines--0.5%
US Airways, 6.850%, 1/30/18                                                               909,593                  712,475
                                                                                                                ----------
Air Transport--2.0%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                       219,974                  185,964
Atlas Air, Inc., 7.680%, 1/02/14                                                        3,571,473                2,500,031
                                                                                                                ----------
                                                                                                                 2,685,995
                                                                                                                ----------
Auto & Related--5.3%
Dana Corp., 7.000%, 3/01/29                                                               375,000                  266,250
Delphi Automotive Systems Corp., 7.125%, 5/01/29                                        2,500,000                2,550,975
Ford Motor Co., 6.375%, 2/01/29                                                         3,350,000                2,426,003
General Motors Corp., 6.750%, 5/01/28                                                     700,000                  584,633
TRW, Inc., 6.650%, 1/15/28                                                                250,000                  237,818
TRW, Inc., 7.750%, 6/01/29                                                              1,100,000                1,183,480
                                                                                                                ----------
                                                                                                                 7,249,159
                                                                                                                ----------
Banking & Finance--0.4%
First Union Institutional Trust, 7.850%, 1/01/27                                          500,000                  554,515
                                                                                                                ----------
Banks/Savings & Loans--1.3%
Key Bank NA, 6.950%, 2/01/28                                                              500,000                  547,890
Keycorp Capital II, 6.875%, 3/17/29                                                       500,000                  497,565
Keycorp Capital III, 7.750%, 7/15/29                                                      650,000                  715,676
                                                                                                                ----------
                                                                                                                 1,761,131
                                                                                                                ----------
Canadian--19.3%
Alberta Municipal Funding Corp., 5.700%, 9/01/11                             CAD        2,215,000                1,455,484
Canadian Government, Zero Coupon Bond, 6/01/25                                         17,550,000                3,128,931
Canadian Government, 3.500%, 6/01/04                                                    3,625,000                2,298,943
Milit-Air, Inc., 5.750%, 6/30/19                                                        1,683,679                1,082,007
New Brunswick FM Project, 0.000%, 11/30/27
    (step to 6.470% on 5/30/03)#                                                          500,000                  316,932
Ontario Hydro, Zero Coupon Bond, 10/15/21                                                 850,000                  169,126
Province of Alberta, 5.000%, 12/16/08                                                   2,000,000                1,294,436
Province of Alberta, 5.400%, 6/15/10                                                          946                      620
Province of Alberta, 5.930%, 9/16/16                                                      615,897                  411,196
Province of British Columbia,
    Zero Coupon Bond, 8/23/13                                                           5,000,000                1,714,200
Province of British Columbia,
    Zero Coupon Bond, 6/09/14                                                           1,000,000                  324,704
Province of British Columbia,
    Zero Coupon Bond, 9/05/20                                                           3,300,000                  690,768
Province of British Columbia,
    Zero Coupon Bond, 8/19/22                                                           4,195,000                  773,476
Province of British Columbia,
    Zero Coupon Bond, 8/23/24                                                          10,000,000                1,621,625
Province of British Columbia,
    Zero Coupon Bond, 11/19/27                                                          6,500,000                  867,938
Province of British Columbia, 5.700%, 6/18/29                                             325,000                  199,873
Province of Manitoba, 6.500%, 9/22/17                                                   1,825,000                1,264,318
Province of Manitoba, 7.750%, 12/22/25                                                  3,100,000                2,411,457
Province of Newfoundland, 6.150%, 4/17/28                                                 500,000                  319,543
Province of Ontario, Zero Coupon Bond, 6/02/27                                         10,000,000                1,452,246



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Canadian--continued
Province of Saskatchewan, Zero Coupon Bond, 4/10/14                          CAD        2,500,000              $   820,716
Province of Saskatchewan, 5.750%, 3/05/29                                               5,225,000                3,228,610
Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 2/04/22                                                           1,281,000                  244,822
Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 5/30/25                                                           1,250,000                  192,886
                                                                                                               -----------
                                                                                                                26,284,857
                                                                                                               -----------
Computers--0.4%
Dell Computer Corp., 7.100%, 4/15/28                                         USD          450,000                  491,454
                                                                                                               -----------
Consumer Products--0.8%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                    1,250,000                1,023,500
                                                                                                               -----------
Electronic Components--0.2%
Pioneer Standard Electronics, Inc., 9.500%, 8/01/06                                       250,000                  220,000
                                                                                                               -----------
Electronic Components--Semiconductors--0.9%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                                     1,250,000                1,275,000
                                                                                                               -----------
Entertainment--2.6%
Time Warner Entertainment Co., 6.875%, 6/15/18                                            410,000                  331,879
Time Warner Entertainment Co., 6.950%, 1/15/28                                          2,250,000                1,766,317
Time Warner, Inc., 6.625%, 5/15/29                                                      1,850,000                1,405,741
                                                                                                               -----------
                                                                                                                 3,503,937
                                                                                                               -----------
Financial Services--2.1%
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                                         500,000                  310,000
CIT Group, Inc., 5.500%, 5/16/05                                                          200,000                  191,182
CIT Group, Inc., 7.750%, 4/02/12                                                        1,000,000                1,087,943
Ford Motor Credit Co., 6.500%, 1/25/07                                                    150,000                  144,912
General Motors Acceptance Corp., 7.500%, 12/01/06                            NZD        1,500,000                  698,480
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                             USD          700,000                  483,000
                                                                                                               -----------
                                                                                                                 2,915,517
                                                                                                               -----------
Foreign Government/Agency--6.4%
Government of Norway, 5.750%, 11/30/04                                       NOK       13,000,000                1,739,403
Government of Sweden, 5.250%, 3/15/11                                        SEK       10,000,000                1,105,787
New South Wales Treasury, Zero
    Coupon Bond, 11/23/20                                                    AUD        6,000,000                1,160,337
Republic of Brazil C Bond, 8.000%, 4/15/14                                   USD          615,703                  300,956
Republic of South Africa, 8.500%, 6/23/17                                               1,125,000                1,192,500
Republic of South Africa, 12.500%, 12/21/06                                  ZAR        7,730,000                  730,523
Republic of South Africa, 13.000%, 8/31/10                                              3,400,000                  340,242
Republic of South Africa, 13.500%, 9/15/15                                              2,500,000                  273,567
South Australia Government Finance Authority,
    Zero Coupon Bond, 12/21/15                                               AUD          900,000                  228,956
United Mexican States, 7.500%, 1/14/12                                       USD          905,000                  918,575
United Mexican States, 8.300%, 8/15/31                                                    750,000                  727,500
                                                                                                               -----------
                                                                                                                 8,718,346
                                                                                                               -----------
Forest & Paper Products--2.6%
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                                   1,500,000                  959,085
Georgia-Pacific Group, 7.750%, 11/15/29                                                 1,775,000                1,209,609
MacMillan Bloedel Ltd., 7.700%, 2/15/26                                                   305,000                  338,212
Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27/\**                                  100,000                   20,000
Westvaco Corp., 7.000%, 8/15/23                                                           500,000                  519,210
Weyerhaeuser Co., 6.950%, 10/01/27                                                        500,000                  507,870
                                                                                                               -----------
                                                                                                                 3,553,986
                                                                                                               -----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     81

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Government Agencies--6.0%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07                            EUR        4,100,000               $4,169,121
Federal National Mortgage Association,
    Zero Coupon Bond, 10/29/07                                               NZD        6,850,000                2,335,944
Federal National Mortgage Association, 6.375%, 8/15/07                       AUD        3,000,000                1,691,716
                                                                                                                ----------
                                                                                                                 8,196,781
                                                                                                                ----------
Healthcare--Services--1.6%
HCA, Inc., 6.300%, 10/01/12                                                  USD        1,500,000                1,482,453
HCA, Inc., 6.950%, 5/01/12                                                                700,000                  722,162
                                                                                                                ----------
                                                                                                                 2,204,615
                                                                                                                ----------
Home Builders--2.4%
Pulte Corp., 7.000%, 12/15/03                                                             188,000                  194,531
Pulte Corp., 7.300%, 10/24/05                                                             200,000                  215,838
Pulte Corp., 7.625%, 10/15/17                                                           2,500,000                2,830,850
                                                                                                                ----------
                                                                                                                 3,241,219
                                                                                                                ----------
Insurance--0.9%
Progressive Corp., 6.625%, 3/01/29                                                         35,000                   35,927
UnumProvident Corp., 6.750%, 12/15/28                                                   1,300,000                1,186,627
                                                                                                                ----------
                                                                                                                 1,222,554
                                                                                                                ----------
Metals & Mining--0.1%
Teck Cominco Ltd., 7.000%, 9/15/12                                                        100,000                  102,462
                                                                                                                ----------
Natural Gas--3.4%
Coastal Corp., 6.950%, 6/01/28                                                            350,000                  220,500
El Paso Corp., 5.750%, 3/14/06                                                            100,000                   63,852
El Paso Corp., 7.000%, 5/15/11                                                          1,125,000                  753,750
El Paso Energy Corp., 6.750%, 5/15/09                                                     250,000                  162,500
KN Capital Trust, 7.630%, 4/15/28                                                       2,000,000                1,938,028
KN Energy, Inc., 7.250%, 3/01/28                                                        1,000,000                1,004,180
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                              500,000                  389,705
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                               100,000                   80,190
                                                                                                                ----------
                                                                                                                 4,612,705
                                                                                                                ----------
Oil & Gas Drilling Equipment--0.2%
Global Marine, Inc., 7.000%, 6/01/28                                                      250,000                  276,702
                                                                                                                ----------
Oil & Gas Exploration--1.1%
Devon Financing Corp. LLC, 7.875%, 9/30/31                                                500,000                  595,171
Transgas De Occidente SA, 9.790%, 11/01/10 144A**                                         453,167                  421,446
Union Oil Co., 7.500%, 2/15/29                                                             45,000                   52,162
Union Pacific Resources Group, Inc., 7.150%, 5/15/28                                      350,000                  388,741
                                                                                                                ----------
                                                                                                                 1,457,520
                                                                                                                ----------
Oil & Gas Refining--0.4%
Merey Sweeny LP, 8.850%, 12/18/19 144A                                                    500,000                  571,915
                                                                                                                ----------
Oil & Gas--Major Integrated--2.2%
PDVSA Finance Ltd., 7.400%, 8/15/16                                                     2,000,000                1,470,000
PDVSA Finance Ltd., 7.500%, 11/15/28**                                                  2,000,000                1,280,000
Pecom Energia SA, 8.125%, 7/15/10 144A                                                    332,000                  192,560
                                                                                                                ----------
                                                                                                                 2,942,560
                                                                                                                ----------
Rail--Transport--0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                            175,000                  107,625
                                                                                                                ----------



                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Real Estate Investment Trusts--8.4%
AMB Property Corp., 7.500%, 6/30/18                                          USD        1,000,000              $ 1,069,580
American Health Properties, Inc., 7.500%, 1/15/07                                         110,000                  122,338
EOP Operating LP, 6.750%, 2/15/12                                                         250,000                  272,447
EOP Operating LP, 7.500%, 4/19/29                                                       2,000,000                2,128,140
First Industrial, 7.500%, 12/01/17                                                      2,750,000                3,052,142
First Industrial LP, 7.600%, 7/15/28                                                    1,250,000                1,360,150
Highwoods Realty LP, 7.500%, 4/15/18                                                    1,000,000                  958,930
Spieker Properties, Inc., 7.500%, 10/01/27                                                234,000                  244,455
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                    2,425,000                2,243,804
                                                                                                               -----------
                                                                                                                11,451,986
                                                                                                               -----------
Retail--General--0.7%
J.C. Penney Co., Inc., 7.650%, 8/15/16                                                    500,000                  420,000
J.C. Penney Co., Inc., 7.950%, 4/01/17                                                    250,000                  210,000
Sears Roebuck Acceptance Corp., 6.750%, 8/15/11                                           250,000                  271,482
Sears Roebuck Acceptance Corp., 6.750%, 1/15/28                                           100,000                   95,519
                                                                                                               -----------
                                                                                                                   997,001
                                                                                                               -----------
Shipping--0.4%
American President Cos. Ltd., 7.125%, 11/15/03                                            500,000                  465,000
American President Cos. Ltd., 8.000%, 1/15/24                                             100,000                   62,250
                                                                                                               -----------
                                                                                                                   527,250
                                                                                                               -----------
Supranational--3.8%
European Bank for Reconstruction & Development,
    Zero Coupon Bond, 2/10/28                                                AUD        5,000,000                  636,668
International Bank for Reconstruction & Development,
    Zero Coupon Bond, 8/20/07                                                NZD        9,650,000                3,350,759
International Bank for Reconstruction & Development,
    5.500%, 11/03/08                                                                    1,000,000                  452,150
International Bank for Reconstruction & Development,
    8.000%, 5/23/07                                                                     1,505,000                  752,359
                                                                                                               -----------
                                                                                                                 5,191,936
                                                                                                               -----------
Taxable Municipal--0.8%
Orange County, California Pension Obligation,
    Zero Coupon Bond, 9/01/16                                                USD        2,500,000                1,125,400
                                                                                                               -----------
Telecommunications--3.8%
AT&T Corp., 6.000%, 11/21/06                                                 EUR          250,000                  231,871
Sprint Capital Corp., 6.875%, 11/15/28                                       USD        3,750,000                2,175,000
Sprint Capital Corp., 6.900%, 5/01/19                                                     250,000                  147,500
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                                         2,235,000                2,353,334
US West Capital Funding, Inc., 6.500%, 11/15/18                                           500,000                  205,000
                                                                                                               -----------
                                                                                                                 5,112,705
                                                                                                               -----------
Telecommunications Equipment--1.0%
Motorola, Inc., 6.500%, 11/15/28                                                          500,000                  381,205
Motorola, Inc., 7.625%, 11/15/10                                                          250,000                  250,535
Motorola, Inc., 8.000%, 11/01/11                                                          750,000                  740,588
                                                                                                               -----------
                                                                                                                 1,372,328
                                                                                                               -----------
Telecommunications--Wireless--0.4%
INTELSAT, 7.625%, 4/15/12 144A                                                            500,000                  518,640
                                                                                                               -----------
Textile & Apparel--0.7%
Kellwood Co., 7.625%, 10/15/17                                                          1,000,000                  880,109
                                                                                                               -----------


                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     83

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Tobacco--1.0%
Philip Morris Cos., Inc., 7.750%, 1/15/27                                       USD     1,250,000             $  1,419,325
                                                                                                              ------------
Utilities--Electric--4.9%
Commonwealth Edison Co., 4.750%, 12/01/11                                                 101,000                   89,084
Empresa Nacional de Electricidad SA (Endesa),
    7.875%, 2/01/27                                                                       400,000                  291,000
Enersis SA, 7.400%, 12/01/16                                                            3,300,000                2,555,487
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                           3,890,000                3,709,800
                                                                                                              ------------
                                                                                                                 6,645,371
                                                                                                              ------------
TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $125,886,066)                                                                             123,624,531
                                                                                                              ------------
CONVERTIBLE BONDS--5.4% of net assets

Computer Hardware--0.0%
Maxtor Corp., 5.750%, 3/01/12                                                              70,000                   38,500
                                                                                                              ------------
Electronic Components--Semiconductors--1.3%
Analog Devices, Inc., 4.750%, 10/01/05                                                  1,775,000                1,730,625
Richardson Electronics Ltd., 7.250%, 12/15/06                                              50,000                   41,310
                                                                                                              ------------
                                                                                                                 1,771,935
                                                                                                              ------------
Office Equipment--2.4%
Xerox Corp., 0.570%, 4/21/18                                                            5,750,000                3,248,750
                                                                                                              ------------
Oil & Gas Exploration--0.5%
Devon Energy Corp., 4.900%, 8/15/08                                                       200,000                  200,360
Devon Energy Corp., 4.950%, 8/15/08                                                       500,000                  500,300
                                                                                                              ------------
                                                                                                                   700,660
                                                                                                              ------------
Retail--General--0.0%
CML Group, Inc., 5.500%, 1/15/03/\                                                         50,000                       16
                                                                                                              ------------
Tobacco--1.2%
Loews Corp., 3.125%, 9/15/07                                                            1,900,000                1,636,280
                                                                                                              ------------
Trucking & Freight--0.0%
Builders Transportation, Inc., 6.500%, 5/01/11/\                                          129,000                      161
                                                                                                              ------------
TOTAL CONVERTIBLE BONDS
    (Identified Cost $7,604,097)                                                                                 7,396,302
                                                                                                              ------------
TOTAL BONDS AND NOTES
    (Identified Cost $133,490,163)                                                                             131,020,833
                                                                                                              ------------
                                                                                           Shares
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.5% of net assets

Auto Components--0.3%
Magna International, Inc. Class A                                                           6,732                  379,550
                                                                                                              ------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.                                                             8,641                  172,388
                                                                                                              ------------
Telecommunication Services--Diversified--0.1%
Loxley Public Co. Ltd.*                                                                   457,326                   82,411
                                                                                                              ------------



                                                                                           Shares                  Value +
--------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--continued

TOTAL COMMON STOCKS
    (Identified Cost $920,680)                                                                                  $  634,349
                                                                                                                ----------
PREFERRED STOCKS--2.4% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.1%

Real Estate Investment Trusts--0.0%
First Industrial Realty Trust, Inc., Series E, 7.900%                                       1,500                   37,050
                                                                                                                ----------
Utilities--Electric--1.1%
Central Illinois Light Co., 4.500%                                                            100                    6,487
Connecticut Light & Power Co., $2.20                                                          263                    8,205
Dayton Power & Light Co., 3.750%                                                              701                   47,458
Del Marva Power & Light Co., 4.000%                                                           350                   19,206
Duquesne Light Co., 4.000%                                                                    300                    8,100
MDU Resources Group, Inc., 5.100%                                                             780                   77,610
Northern Indiana Public Service Co., 4.250%                                                 2,410                  154,240
Pacific Gas & Electric Co., 5.500%/\                                                          100                    1,645
Pacific Gas & Electric Co., Series D, 5.000%/\                                             25,100                  365,205
PSI Energy, Inc., 4.320%                                                                      200                    3,600
Public Service Electric & Gas Co., 4.080%                                                     400                   26,200
San Diego Gas & Electric Co., 4.500%                                                          100                    1,450
Southern California Edison Co., 4.240%                                                      5,700                   71,193
Southern California Edison Co., 4.320%                                                     23,380                  280,560
Southern California Edison Co., 4.780%                                                      8,000                  106,000
Union Electric Co., $4.50                                                                   4,410                  330,750
Xcel Energy, Inc., $4.08                                                                       50                    2,400
Xcel Energy, Inc., $4.10                                                                      100                    4,681
                                                                                                                ----------
                                                                                                                 1,514,990
                                                                                                                ----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $1,527,598)                                                                                 1,552,040
                                                                                                                ----------
CONVERTIBLE PREFERRED STOCKS--1.3%

Building Materials--0.0%
Owens Corning, 6.500%/\                                                                     2,500                        0
                                                                                                                ----------
Financial Services--0.5%
Newell Financial Trust I, 5.250%                                                           15,000                  675,000
                                                                                                                ----------
Oil & Gas Drilling Equipment--0.5%
EVI, Inc., 5.000%                                                                          13,925                  684,066
                                                                                                                ----------
Real Estate Investment Trusts--0.3%
Equity Residential Properties Trust, 7.250%                                                14,350                  335,790
                                                                                                                ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $1,400,176)                                                                                 1,694,856
                                                                                                                ----------
TOTAL PREFERRED STOCKS
    (Identified Cost $2,927,774)                                                                                 3,246,896
                                                                                                                ----------


                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     85

PORTFOLIO OF INVESTMENTS--as of September 30, 2002


                                                                                      Face Amount                  Value +
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.4% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$624,015 on 10/01/02 collateralized by $625,000
U.S. Treasury Note, 5.625% due 11/30/02 with a
value of $640,625                                                            USD          624,000             $    624,000
                                                                                                              ------------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $624,000)                                                                                     624,000
                                                                                                              ------------
TOTAL INVESTMENTS--99.6%
    (Identified Cost $137,962,617)@                                                                            135,526,078
    Cash and Other Assets, Less Liabilities--0.4%                                                                  515,598
                                                                                                              ------------
NET ASSETS--100%                                                                                              $136,041,676
                                                                                                              ============


+    See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

**   Foreign issued security

/\   Security in default

*    Non-income producing security

@ At September 30, 2002, the net unrealized depreciation on investments based on cost of $137,983,518 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,467,241 and $10,924,681, respectively, resulting in net unrealized depreciation of $2,457,440.

     Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
     Euro; NZD: New Zealand Dollar; NOK: Norwegian Krone; SEK: Swedish Krona;
     USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     87

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2002


                                                                                   Benchmark Core             Core Plus Fixed
                                                                                      Bond Fund                 Income Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets

Investments at value                                                                $ 17,568,987                $ 32,268,011
Cash                                                                                         606                         126
Receivable for:
    Fund shares sold                                                                           0                           0
    Dividends and interest                                                               161,361                     433,252
Due from the adviser                                                                      38,948                       5,672
                                                                                    ----------------------------------------
                                                                                      17,769,902                  32,707,061
                                                                                    ----------------------------------------
Liabilities

Payable for:
    Securities purchased                                                                  74,741                           0
    Fund shares redeemed                                                                       0                         318
Accrued expenses:
    Management fees                                                                        4,431                       9,779
    Trustees' fees                                                                           500                         500
    Administrative fees                                                                      559                         496
    Other                                                                                 71,402                      33,178
                                                                                    ----------------------------------------
                                                                                         151,633                      44,271
                                                                                    ----------------------------------------
Net Assets                                                                          $ 17,618,269                $ 32,662,790
                                                                                    ========================================
Net Assets consist of:
Capital paid in                                                                     $ 17,619,198                $ 34,815,056
Undistributed net investment income                                                      423,906                     299,910
Accumulated net realized gain (loss)                                                  (1,303,996)                 (2,590,451)
Unrealized appreciation (depreciation) on:
    Investments                                                                          879,161                     138,536
    Foreign currency translations                                                              0                        (261)
                                                                                    ----------------------------------------
Net Assets                                                                          $ 17,618,269                $ 32,662,790
                                                                                    ========================================
Institutional Class
Net assets                                                                          $ 17,594,389                $ 32,662,790
Shares of beneficial interest
    outstanding, no par value                                                          1,661,960                   3,463,298
Net asset value and redemption price                                                $      10.59                $       9.43

Retail Class
Net assets                                                                          $     13,198                          --
Shares of beneficial interest
    outstanding, no par value                                                              1,248                          --
Net asset value and redemption price                                                $      10.58                          --

Admin Class
Net assets                                                                          $     10,682                          --
Shares of beneficial interest
    outstanding, no par value                                                              1,011                          --
Net asset value and redemption price                                                $      10.57                          --

Identified cost of investments                                                      $ 16,689,826                $ 32,129,475


                See accompanying notes to financial statements.


     Fixed             Institutional High      Intermediate Duration       Investment Grade
  Income Fund             Income Fund            Fixed Income Fund        Fixed Income Fund
-------------------------------------------------------------------------------------------
$  367,068,288            $  56,029,841            $  40,163,686            $ 135,526,078
           612                  197,026                      636                      603

             0                        0                  108,527                        0
     6,162,355                1,187,737                  697,924                2,487,336
        22,438                    8,462                    8,685                   14,791
-----------------------------------------------------------------------------------------
   373,253,693               57,423,066               40,979,458              138,028,808
-----------------------------------------------------------------------------------------


       100,600                  305,203                        0                        0
       729,860                        0                  200,000                1,875,000

       156,878                   18,328                    8,302                   45,592
           500                      500                      500                      500
        11,633                    1,114                      999                    4,254
       112,749                   42,954                   35,197                   61,786
-----------------------------------------------------------------------------------------
     1,112,220                  368,099                  244,998                1,987,132
-----------------------------------------------------------------------------------------
$  372,141,473            $  57,054,967            $  40,734,460            $ 136,041,676
=========================================================================================


$  417,689,509            $  82,502,626            $  41,177,522            $ 137,002,750
    21,726,247                  236,689                   75,231                1,468,268
   (31,857,846)             (17,460,705)                (462,270)                     205

   (35,432,643)              (8,226,811)                 (56,023)              (2,436,539)
        16,206                    3,168                        0                    6,992
-----------------------------------------------------------------------------------------
$  372,141,473            $  57,054,967            $  40,734,460            $ 136,041,676
==========================================================================================


$  372,141,473            $  57,054,967            $  40,734,460            $ 136,041,676

    34,000,797               11,866,198                4,233,571               11,767,007
$        10.95            $        4.81            $        9.62            $       11.56

            --                       --                       --                       --

            --                       --                       --                       --
            --                       --                       --                       --

            --                       --                       --                       --

            --                       --                       --                       --
            --                       --                       --                       --
$  402,500,931            $  64,256,652            $  40,219,709            $ 137,962,617



                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     89

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2002


                                                                                   Benchmark Core             Core Plus Fixed
                                                                                      Bond Fund                 Income Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income

Dividends*                                                                           $         0                 $         0
Interest                                                                               1,085,731                   2,562,319
                                                                                     ---------------------------------------
                                                                                       1,085,731                   2,562,319
                                                                                     ---------------------------------------
Expenses

Management fees                                                                           52,372                     133,468
12b-1 fees (Retail Class)                                                                     11                           0
12b-1 fees (Admin Class)                                                                      11                           0
Shareholder service fees (Admin Class)                                                        11                           0
Trustees' fees and expenses                                                                1,919                       1,919
Administrative fees                                                                        7,322                      14,941
Custodian and accounting fees                                                             59,343                      60,017
Transfer Agent fees (Institutional Class)                                                 18,538                      20,015
Transfer Agent fees (Retail Class)                                                         9,336                           0
Transfer Agent fees (Admin Class)                                                          9,336                           0
Audit and tax services fees                                                               37,456                      31,911
Registration fees                                                                         40,215                      14,638
Printing fees                                                                              2,488                       5,885
Legal fees                                                                                 3,768                      19,248
Other expenses                                                                               793                       4,649
                                                                                     ---------------------------------------
Total expenses                                                                           242,919                     306,691
Less expenses waived and reimbursed
    by the investment adviser                                                           (164,327)                   (135,089)
                                                                                     ---------------------------------------
Net expenses                                                                              78,592                     171,602
                                                                                     ---------------------------------------
Net investment income                                                                  1,007,139                   2,390,717
                                                                                     ---------------------------------------
Net Realized Gain (Loss) on:
Investments                                                                             (273,346)                 (2,256,992)
Foreign currency transactions                                                                  0                       1,450
                                                                                     ---------------------------------------
Total net realized gain (loss)                                                          (273,346)                 (2,255,542)
                                                                                     ---------------------------------------
Change in Unrealized Appreciation (Depreciation) on:
Investments                                                                              461,682                    (207,555)
Foreign currency translations                                                                  0                        (224)
                                                                                     ---------------------------------------
Total net change in unrealized
    appreciation (depreciation)                                                          461,682                    (207,779)
                                                                                     ---------------------------------------
Total net realized gain (loss) and
    change in unrealized appreciation
    (depreciation)                                                                       188,336                  (2,463,321)
                                                                                     ---------------------------------------
Net Increase (Decrease) in Net Assets
    from Operations                                                                  $ 1,195,475                 $   (72,604)
                                                                                     =======================================


* Net of foreign withholding taxes of $21,447, $6,925 and $343 for the Fixed Income, Institutional High Income and Investment Grade Fixed Income Funds, respectively.

                See accompanying notes to financial statements.


     Fixed             Institutional High      Intermediate Duration       Investment Grade
  Income Fund             Income Fund            Fixed Income Fund        Fixed Income Fund
-------------------------------------------------------------------------------------------
$      797,719             $    202,306             $          0             $    259,956
    32,735,335                3,854,956                1,675,346               10,556,817
-----------------------------------------------------------------------------------------
    33,533,054                4,057,262                1,675,346               10,816,773
-----------------------------------------------------------------------------------------


     1,967,644                  196,912                   76,350                  591,725
             0                        0                        0                        0
             0                        0                        0                        0
             0                        0                        0                        0
         1,919                    1,919                    1,919                    1,919
       167,539                   14,073                   10,522                   62,315
       263,160                   67,024                   55,061                  128,138
        52,159                   18,356                   15,351                   30,415
             0                        0                        0                        0
             0                        0                        0                        0
       153,291                   40,822                   33,131                   71,946
        16,712                   15,324                   14,964                   15,364
        65,715                    4,783                    3,385                   22,034
        35,486                    1,747                      739                   11,288
        13,271                       77                        0                    7,034
-----------------------------------------------------------------------------------------
     2,736,896                  361,037                  211,422                  942,178

      (178,958)                (114,897)                 (96,897)                (128,556)
-----------------------------------------------------------------------------------------
     2,557,938                  246,140                  114,525                  813,622
-----------------------------------------------------------------------------------------
    30,975,116                3,811,122                1,560,821               10,003,151
-----------------------------------------------------------------------------------------


   (24,075,456)              (9,951,058)                (447,953)                 (99,402)
       (26,720)                   3,878                        0                     (776)
-----------------------------------------------------------------------------------------
   (24,102,176)              (9,947,180)                (447,953)                (100,178)
-----------------------------------------------------------------------------------------


    18,782,219                3,612,793                 (793,777)               4,578,496
        27,728                    2,906                        0                   13,937
-----------------------------------------------------------------------------------------

    18,809,947                3,615,699                 (793,777)               4,592,433
-----------------------------------------------------------------------------------------


    (5,292,229)              (6,331,481)              (1,241,730)               4,492,255
-----------------------------------------------------------------------------------------


$   25,682,887             $ (2,520,359)            $    319,091             $ 14,495,406
=========================================================================================


                See accompanying notes to financial statements.

                        LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     91

STATEMENTS OF CHANGES IN NET ASSETS

Benchmark Core Bond Fund


                                                                                      Year Ended                 Year Ended
                                                                                 September 30, 2002          September 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                               $  1,007,139                $  1,094,322
Net realized gain (loss)                                                                (273,346)                    101,393
Change in unrealized appreciation (depreciation)                                         461,682                     591,243
                                                                                    ----------------------------------------
Increase (decrease) in net assets from operations                                      1,195,475                   1,786,958
                                                                                    ----------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                                 (1,475,272)                 (1,275,211)
Retail Class
Net investment income                                                                          0                           0
Admin Class
Net investment income                                                                          0                           0
                                                                                    ----------------------------------------
Total distributions                                                                   (1,475,272)                 (1,275,211)
                                                                                    ----------------------------------------
From Capital Share Transactions (Note 6)

Increase (decrease) in net assets from capital share transactions                      1,421,671                    (142,462)
                                                                                    ----------------------------------------
Total increase (decrease) in net assets                                                1,141,874                     369,285

Net Assets

Beginning of the period                                                               16,476,395                  16,107,110
                                                                                    ----------------------------------------
End of the period                                                                   $ 17,618,269                $ 16,476,395
                                                                                    ========================================
Undistributed Net Investment Income
End of the period                                                                   $    423,906                $    828,931
                                                                                    ========================================

Core Plus Fixed Income Fund


                                                                                      Year Ended                 Year Ended
                                                                                 September 30, 2002          September 30, 2001*
-------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                               $  2,390,717                $    743,621
Net realized gain (loss)                                                              (2,255,542)                    100,505
Change in unrealized appreciation (depreciation)                                        (207,779)                    326,883
                                                                                    ----------------------------------------
Increase (decrease) in net assets from operations                                        (72,604)                  1,171,009
                                                                                    ----------------------------------------
From Distributions to Shareholders

Net investment income                                                                 (2,988,027)                          0
Net realized gain on investments                                                        (307,596)                          0
                                                                                    ----------------------------------------
Total distributions                                                                   (3,295,623)                          0
                                                                                    ----------------------------------------
From Capital Share Transactions (Note 6)

Increase (decrease) in net assets from capital share transactions                     (3,483,112)                 38,343,120
                                                                                    ----------------------------------------
Total increase (decrease) in net assets                                               (6,851,339)                 39,514,129

Net Assets

Beginning of the period                                                               39,514,129                           0
                                                                                    ----------------------------------------
End of the period                                                                   $ 32,662,790                $ 39,514,129
                                                                                    ========================================
Undistributed Net Investment Income

End of the period                                                                   $    299,910                $    745,572
                                                                                    ========================================


*Commencement of operations on June 18, 2001.

                 See accompanying notes to financial statements.

Fixed Income Fund


                                                                                      Year Ended                 Year Ended
                                                                                 September 30, 2002          September 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                              $  30,975,116               $  36,733,161
Net realized gain (loss)                                                             (24,102,176)                 (5,339,608)
Change in unrealized appreciation (depreciation)                                      18,809,947                 (23,805,491)
                                                                                   -----------------------------------------
Increase (decrease) in net assets from operations                                     25,682,887                   7,588,062
                                                                                   -----------------------------------------
From Distributions to Shareholders
Net investment income                                                                (35,540,100)                (33,019,561)
                                                                                   -----------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                    (38,092,395)                 17,792,792
                                                                                   -----------------------------------------
Total increase (decrease) in net assets                                              (47,949,608)                 (7,638,707)

Net Assets
Beginning of the period                                                              420,091,081                 427,729,788
                                                                                   -----------------------------------------
End of the period                                                                  $ 372,141,473               $ 420,091,081
                                                                                   =========================================
Undistributed Net Investment Income
End of the period                                                                  $  21,726,247               $  26,885,853
                                                                                   =========================================

Institutional High Income Fund


                                                                                      Year Ended                 Year Ended
                                                                                 September 30, 2002          September 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                              $   3,811,122               $   4,907,183
Net realized gain (loss)                                                              (9,947,180)                 (1,951,971)
Change in unrealized appreciation (depreciation)                                       3,615,699                  (8,361,364)
                                                                                   -----------------------------------------
Increase (decrease) in net assets from operations                                     (2,520,359)                 (5,406,152)
                                                                                   -----------------------------------------
From Distributions to Shareholders
Net investment income                                                                 (7,295,149)                 (3,831,146)
                                                                                   -----------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                     34,898,589                   1,590,679
                                                                                   -----------------------------------------
Total increase (decrease) in net assets                                               25,083,081                  (7,646,619)

Net Assets
Beginning of the period                                                               31,971,886                  39,618,505
                                                                                   -----------------------------------------
End of the period                                                                  $  57,054,967               $  31,971,886
                                                                                   =========================================
Undistributed Net Investment Income
End of the period                                                                  $     236,689               $   3,762,377
                                                                                   =========================================


                See accompanying notes to financial statements.

                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     93

STATEMENTS OF CHANGES IN NET ASSETS

Intermediate Duration Fixed Income Fund


                                                                                         Year Ended             Year Ended
                                                                                    September 30, 2002      September 30, 2001
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                 $   1,560,821           $   1,423,573
Net realized gain (loss)                                                                   (447,953)                115,491
Change in unrealized appreciation (depreciation)                                           (793,777)              1,149,003
                                                                                      -------------------------------------
Increase (decrease) in net assets from operations                                           319,091               2,688,067
                                                                                      -------------------------------------
From Distributions to Shareholders
Net investment income                                                                    (1,565,899)             (1,397,579)
Net realized gain on investments                                                            (20,901)                      0
                                                                                      -------------------------------------
Total distributions                                                                      (1,586,800)             (1,397,579)
                                                                                      -------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                        18,434,323               1,697,579
                                                                                      -------------------------------------
Total increase (decrease) in net assets                                                  17,166,614               2,988,067

Net Assets
Beginning of the period                                                                  23,567,846              20,579,779
                                                                                      -------------------------------------
End of the period                                                                     $  40,734,460           $  23,567,846
                                                                                      =====================================
Undistributed Net Investment Income
End of the period                                                                     $      75,231           $      56,061
                                                                                      =====================================

Investment Grade Fixed Income Fund


                                                                                         Year Ended             Year Ended
                                                                                    September 30, 2002      September 30, 2001
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                 $  10,003,151           $  10,816,142
Net realized gain (loss)                                                                   (100,178)                645,651
Change in unrealized appreciation (depreciation)                                          4,592,433               1,553,083
                                                                                      -------------------------------------
Increase (decrease) in net assets from operations                                        14,495,406              13,014,876
                                                                                      -------------------------------------
From Distributions to Shareholders
Net investment income                                                                    (8,536,793)            (10,634,307)
Net realized gain on investments                                                           (820,356)                (68,481)
                                                                                      -------------------------------------
Total distributions                                                                      (9,357,149)            (10,702,788)
                                                                                      -------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                       (17,264,839)             (7,555,944)
                                                                                      -------------------------------------
Total increase (decrease) in net assets                                                 (12,126,582)             (5,243,856)

Net Assets
Beginning of the period                                                                 148,168,258             153,412,114
                                                                                      -------------------------------------
End of the period                                                                     $ 136,041,676           $ 148,168,258
                                                                                      =====================================
Undistributed Net Investment Income
End of the period                                                                     $   1,468,268           $     109,426
                                                                                      =====================================


                See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     95

FINANCIAL HIGHLIGHTS


Loomis Sayles Benchmark Core Bond Fund                                        Institutional Class
                                               -------------------------------------------------------------------------------------
                                                                                                        Nine Months
                                                                                                           Ended        Year Ended
                                                              Year Ended September 30,                 September 30,   December 31,
                                                  -------------------------------------------------    -------------   -------------
                                                  2002+          2001           2000           1999         1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   10.80      $   10.51      $   10.55      $   11.49    $   10.66      $   10.14
                                               -------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                               0.60(d)        0.71(d)        0.69(d)        0.61         0.50           0.39
Net realized and unrealized gain (loss)
   on investments                                   0.09           0.47          (0.12)         (0.76)        0.33           0.55
                                               -------------------------------------------------------------------------------------
Total from investment operations                    0.69           1.18           0.57          (0.15)        0.83           0.94
                                               -------------------------------------------------------------------------------------
Less Distributions

Dividends from net investment income               (0.90)         (0.89)         (0.61)         (0.64)        0.00          (0.39)
Distributions from net realized capital gains       0.00           0.00           0.00          (0.15)        0.00(e)       (0.03)
                                               -------------------------------------------------------------------------------------
Total distributions                                (0.90)         (0.89)         (0.61)         (0.79)        0.00          (0.42)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period                 $   10.59      $   10.80      $   10.51      $   10.55    $   11.49      $   10.66
                                               =====================================================================================
Total return(a)                                      6.9%          11.9%           5.8%          (1.4)%        7.8%           9.2%
Net assets, end of period (000)                $  17,594      $  16,476      $  16,107      $  22,584    $  19,341      $  16,110
Ratios to average net assets:
   Net expenses(b)(c)                               0.45%          0.47%          0.53%          0.65%        0.65%          0.65%
   Gross expenses(c)                                1.28           1.08           0.90           1.15         1.27           1.80
   Net investment income(c)                         5.77           6.78           6.74           6.14         6.08           6.34
Portfolio turnover rate                               94             85             69             29           45             59


Loomis Sayles Fixed Income Fund

                                                                                                        Nine Months
                                                                                                           Ended        Year Ended
                                                              Year Ended September 30,                 September 30,   December 31,
                                                ---------------------------------------------------    -------------   -------------
                                                2002+++          2001           2000           1999         1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   11.23      $   11.95      $   12.09      $   12.47    $   12.59      $   12.08
                                               -------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                               0.87(d)        0.96(d)        0.99(d)        0.97         0.57           0.72
Net realized and unrealized gain (loss)
   on investments                                  (0.15)         (0.78)         (0.30)         (0.27)       (0.62)          0.89
                                               -------------------------------------------------------------------------------------
Total from investment operations                    0.72           0.18           0.69           0.70        (0.05)          1.61
                                               -------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income               (1.00)         (0.90)         (0.83)         (0.82)        0.00          (0.75)
Distributions from net realized capital gains       0.00           0.00           0.00          (0.26)       (0.07)         (0.35)
                                               -------------------------------------------------------------------------------------
Total distributions                                (1.00)         (0.90)         (0.83)         (1.08)       (0.07)         (1.10)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period                 $   10.95      $   11.23      $   11.95      $   12.09    $   12.47      $   12.59
                                               =====================================================================================
Total return(a)                                      6.7%           1.6%           5.9%           5.8%        (0.4)%         13.4%
Net assets, end of period (000)                $ 372,141      $ 420,091      $ 427,730      $ 298,007    $ 248,329      $ 173,048
Ratios to average net assets:
   Net expenses(b)(c)                               0.65%          0.65%          0.63%          0.64%        0.65%          0.65%
   Gross expenses(c)                                0.70           0.68           0.63           0.64         0.68           0.70
   Net investment income(c)                         7.87           8.39           8.34           8.30         7.37           7.56
Portfolio turnover rate                               21             24             19             22           31             41


+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Institutional, Retail and Admin Classes was a decrease to net investment income by $0.03, $0.03 and $0.03 per share, respectively, an increase to net realized and unrealized gain
(loss) on investments by $0.03, $0.03 and $0.03 per share, respectively and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77%, 5.39% to 4.60% and 5.11% to 4.33% respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.03 per share and an increase to net realized and unrealized gain (loss) on investments by $0.03 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.66% to 6.27% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.


 Retail Class     Admin Class         Loomis Sayles Core Plus Fixed Income Fund
--------------- ---------------

 Period Ended    Period Ended                                                            Year Ended       Period Ended
 September 30,   September 30,                                                          September 30,     September 30,
 -------------   -------------                                                          -------------     -------------
    2002+*          2002+*                                                                  2002++            2001**
--------------- ---------------       -----------------------------------------------------------------------------------
  $  10.04          $  10.04          Net asset value, beginning of period              $     10.30        $     10.00
--------------- ---------------                                                         ---------------------------------

                                      Income from Investment Operations
      0.20(d)           0.19(d)       Net investment income                                    0.62(d)            0.20(d)
                                      Net realized and unrealized gain (loss)
      0.34              0.34             on investments                                       (0.64)              0.10
--------------- ---------------                                                         ---------------------------------
      0.54              0.53          Total from investment operations                        (0.02)              0.30
--------------- ---------------                                                         ---------------------------------

                                      Less Distributions
      0.00              0.00          Dividends from net investment income                    (0.77)              0.00
      0.00              0.00          Distributions from net realized capital gains           (0.08)              0.00
--------------- ---------------                                                         ---------------------------------
      0.00              0.00          Total distributions                                     (0.85)              0.00
--------------- ---------------                                                         ---------------------------------
  $  10.58          $  10.57          Net asset value, end of period                    $      9.43        $     10.30
=============== ===============                                                         =================================
       5.4%              5.3%         Total return(a)                                          (0.2)%              3.0%
  $     13          $     11          Net assets, end of period (000)                   $    32,663        $    39,514
                                      Ratios to average net assets:
      0.70%             0.95%            Net expenses(b)(c)                                    0.45%              0.45%
    214.46            217.13             Gross expenses(c)                                     0.80               1.18
      4.60              4.33             Net investment income(c)                              6.27               6.80
        94                94          Portfolio turnover rate                                   104                 21


+++ As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. *Commencement of operations on May 1, 2002 through September 30, 2002. **Commencement of operations on June 18, 2001 through September 30, 2001. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount is less than $0.01 per share.

                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     97

FINANCIAL HIGHLIGHTS

Loomis Sayles Institutional High Income Fund


                                                                                                        Nine Months
                                                                                                           Ended        Year Ended
                                                              Year Ended September 30,                 September 30,   December 31,
                                                  -------------------------------------------------    -------------   -------------
                                                  2002+          2001           2000           1999         1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    6.50      $    8.33      $    8.40      $    8.41    $   10.04      $   10.16
                                               -------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                               0.68(d)        0.91(d)        0.94(d)        0.95         0.77           0.70
Net realized and unrealized gain (loss)
   on investments                                  (0.96)         (1.93)         (0.11)          0.35        (2.31)          0.20
                                               -------------------------------------------------------------------------------------
Total from investment operations                   (0.28)         (1.02)          0.83           1.30        (1.54)          0.90
                                               -------------------------------------------------------------------------------------

Less Distributions
Dividends from net investment income               (1.41)         (0.81)         (0.90)         (1.07)        0.00          (0.71)
Distributions from net realized capital gains       0.00           0.00           0.00          (0.24)       (0.09)         (0.31)
                                               -------------------------------------------------------------------------------------
Total distributions                                (1.41)         (0.81)         (0.90)         (1.31)       (0.09)         (1.02)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period                 $    4.81      $    6.50      $    8.33      $    8.40    $    8.41      $   10.04
                                               =====================================================================================
Total return(a)                                     (6.0)%        (12.6)%         10.2%          16.8%       (15.5)%          8.8%
Net assets, end of period (000)                $  57,055      $  31,972      $  39,619      $  25,484    $  28,742      $  28,872
Ratios to average net assets:
   Net expenses(b)(c)                               0.75%          0.75%          0.75%          0.75%        0.75%          0.75%
   Gross expenses(c)                                1.10           1.03           1.03           1.15         1.12           1.17
   Net investment income(c)                        11.61          12.64          11.22          12.22        10.69           8.82
Portfolio turnover rate                               32             43             28             57           39             94

Loomis Sayles Intermediate Duration Fixed Income Fund



                                                                                                       Period Ended
                                                              Year Ended September 30,                 September 30,
                                                 --------------------------------------------------    -------------
                                                 2002++          2001           2000           1999        1998*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   10.13      $    9.55      $    9.53      $    9.87    $   10.00
                                               ---------------------------------------------------------------------

Income from Investment Operations
Net investment income                               0.60(d)        0.64(d)        0.62           0.61         0.41
Net realized and unrealized gain (loss)
   on investments                                  (0.50)          0.57           0.01          (0.26)       (0.22)
                                               ---------------------------------------------------------------------
Total from investment operations                    0.10           1.21           0.63           0.35         0.19
                                               ---------------------------------------------------------------------

Less Distributions
Dividends from net investment income               (0.60)         (0.63)         (0.61)         (0.69)       (0.32)
Distributions from net realized capital gains      (0.01)          0.00           0.00           0.00         0.00
                                               ---------------------------------------------------------------------
Total distributions                                (0.61)         (0.63)         (0.61)         (0.69)       (0.32)
                                               ---------------------------------------------------------------------
Net asset value, end of period                 $    9.62      $   10.13      $    9.55      $    9.53    $    9.87
                                               =====================================================================
Total return(a)                                      1.0%          13.0%           6.9%           3.6%         1.9%
Net assets, end of period (000)                $  40,734      $  23,568      $  20,580      $  14,371    $  11,054
Ratios to average net assets:
   Net expenses(b)(c)                               0.45%          0.48%          0.55%          0.55%        0.55%
   Gross expenses(c)                                0.83           0.89           0.99           1.18         1.33
   Net investment income(c)                         6.13           6.48           6.65           6.27         6.05
Portfolio turnover rate                               24             19             20             35           74


+ As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. ++ As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investments by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect

Loomis Sayles Investment Grade Fixed Income Fund


                                                                                                        Nine Months
                                                                                                           Ended        Year Ended
                                                              Year Ended September 30,                 September 30,   December 31,
                                                  -------------------------------------------------    -------------   -------------
                                                2002+++          2001           2000           1999         1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   11.16      $   11.00      $   11.02      $   11.42    $   12.06      $   11.81
                                               -------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                               0.77(d)        0.81(d)        0.82           0.81         0.61           0.83
Net realized and unrealized gain (loss)
   on investments                                   0.35           0.15           0.00(e)       (0.27)       (0.60)          0.37
                                               -------------------------------------------------------------------------------------
Total from investment operations                    1.12           0.96           0.82           0.54         0.01           1.20
                                               -------------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income               (0.66)         (0.79)         (0.79)         (0.82)       (0.63)         (0.81)
Distributions from net realized capital gains      (0.06)         (0.01)         (0.05)         (0.12)       (0.02)         (0.14)
                                               -------------------------------------------------------------------------------------
Total distributions                                (0.72)         (0.80)         (0.84)         (0.94)       (0.65)         (0.95)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period                 $   11.56      $   11.16      $   11.00      $   11.02    $   11.42      $   12.06
                                               =====================================================================================
Total return(a)                                     10.4%           9.0%           7.7%           4.8%         0.0%          10.6%
Net assets, end of period (000)                $ 136,042      $ 148,168      $ 153,412      $ 146,757    $ 119,084      $  82,964
Ratios to average net assets:
Net expenses(b)(c)                                  0.55%          0.55%          0.55%          0.55%        0.55%          0.55%
Gross expenses(c)                                   0.64           0.62           0.58           0.59         0.65           0.69
Net investment income(c)                            6.76           7.25           7.45           7.15         6.85           6.97
Portfolio turnover rate                               20             14             18             18           31             58


this change in presentation. +++ As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation. * Commencement of operations on January 28, 1998 through September 30, 1998. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e) Amount is less than $0.01 per share.

                See accompanying notes to financial statements.

                 [LOGO] LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS     99

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

1. Loomis Sayles Funds (the "LSF Trust") and Loomis Sayles Investment Trust (the "LSIT Trust") (collectively, the "Trusts") consist predominately of no-load mutual funds. The Trusts are authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Each Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in each Trust are registered under the Securities Act of 1933 (the "1933 Act"). Shares in the LSIT Trust were first registered under the 1933 Act effective March 7, 1997 (subsequent to its commencement of investment operations.) The LSF Trust and the LSIT Trust were organized as Massachusetts business trusts on February 20, 1991 and December 23, 1993, respectively.

Information presented in these financial statements pertains only to the Fixed Income Funds set forth below (except for the Loomis Sayles Managed Bond Fund) (each a "Fund," and collectively, the "Funds"). The financial statements for each of the Equity Funds (except for the Loomis Sayles Emerging Markets and Provident Funds), the Loomis Sayles Emerging Markets Fund, the Loomis Sayles Managed Bond Fund and the Loomis Sayles Provident Fund are presented in separate reports.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment advisor of each fund.

The Loomis Sayles Funds consists of the following Funds:


Fixed Income Funds                                           Equity Funds
Loomis Sayles Bond Fund                                      Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                               Loomis Sayles Emerging Markets Fund
Loomis Sayles Investment Grade Bond Fund                     Loomis Sayles Growth Fund
Loomis Sayles Managed Bond Fund                              Loomis Sayles International Equity Fund
Loomis Sayles U.S. Government Securities Fund                Loomis Sayles Research Fund
                                                             Loomis Sayles Small Cap Growth Fund
                                                             Loomis Sayles Small Cap Value Fund
                                                             Loomis Sayles Value Fund
                                                             Loomis Sayles Worldwide Fund


The Loomis Sayles Bond Fund offers Institutional, Retail, and Admin Class shares. The Loomis Sayles Global Bond Fund offers Institutional and Retail Class shares. The Loomis Sayles Investment Grade Bond Fund offers Institutional, Retail, Admin and J Class shares. The Loomis Sayles U.S. Government Securities Fund only offers Institutional Class shares.

Purchases of the Loomis Sayles Investment Grade Bond Fund J Class shares are only offered to non-U.S. investors and are subject to a maximum sales charge of 3.50%.

The Loomis Sayles Investment Trust consists of the following Funds:


Fixed Income Funds                                           Equity Funds
Loomis Sayles Benchmark Core Bond Fund                       Loomis Sayles Mid Cap Growth Fund
   (formerly Loomis Sayles Core Fixed Income Fund)           Loomis Sayles Provident Fund
Loomis Sayles Core Plus Fixed Income Fund                    Loomis Sayles Small Company Growth Fund
Loomis Sayles Fixed Income Fund
Loomis Sayles Institutional High Income Fund
   (formerly Loomis Sayles High Yield Fixed Income Fund)
Loomis Sayles Intermediate Duration Fixed Income Fund
Loomis Sayles Investment Grade Fixed Income Fund


Effective February 1, 2002, the name of the Loomis Sayles High Yield Fixed Income Fund changed to Loomis Sayles Institutional High Income Fund and on May 1, 2002, the name of the Loomis Sayles Core Fixed Income Fund changed to Loomis Sayles Benchmark Core Bond Fund.

The LSIT Trust Fixed Income Funds offer Institutional Class shares. The Benchmark Core Bond Fund also offers Retail and Admin Class shares.

Shares of each Class represent an equal proportionate interest in the assets of the relevant fund and generally have the same voting privileges. Institutional, Retail, Admin and J Classes differ with respect to distribution and certain other class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

A. Security Valuation | Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking these such events into account.

B. Repurchase Agreements | The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Funds may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments | The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except the U.S. Government Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Forward Foreign Currency Exchange Contracts | Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect investments against future changes in foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Forward foreign currency exchange contracts expose the Funds to the risk that the counterparties will be unable or unwilling to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. At September 30, 2002, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses | Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and decreased

                                                                   101     NOTES

September 30, 2002

by the amortization of premium. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment-in-kind bonds are accreted according to the effective interest method and premiums are amortized using the yield-to-maturity method. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Many expenses of the Trusts can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are either apportioned among the Funds based on relative net assets or allocated among the Funds evenly. Investment income, realized and unrealized gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

F. Federal Income Taxes | Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

G. Dividends and Distributions to Shareholders | LSF Trust: The Loomis Sayles Investment Grade Bond Fund declares and pays its net investment income to shareholders monthly. The Loomis Sayles Bond and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Loomis Sayles Global Bond Fund declares and pays its net investment income to shareholders annually.

LSIT Trust: The Loomis Sayles Core Plus Fixed Income, Intermediate Duration Fixed Income and Investment Grade Fixed Income Funds declare and pay their net investment income monthly. The Loomis Sayles Benchmark Core Bond, Fixed Income and Institutional High Income Funds declare and pay their net investment income to shareholders annually.

Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, defaulted bond interest, excise tax regulations, securities contributed in-kind, net operating losses, and distributions from real estate investment trsuts. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a Class level. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions | The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the year ended September 30, 2002 were as follows:


Loomis Sayles Funds                                              Purchases                                      Sales
                                                                 ---------                                      -----
                                                   U.S. Government            Other              U.S. Government            Other
Bond Fund                                           $125,782,604          $164,152,589            $115,817,997          $409,436,822
Global Bond Fund                                       2,578,193            33,283,280               5,680,995            25,781,495
Investment Grade Bond Fund                            41,352,372           123,180,294              43,167,042            13,696,361
U.S. Government Securities Fund                       13,826,698                     0              14,633,565                     0


Loomis Sayles Investment Trust                                   Purchases                                      Sales
                                                                 ---------                                      -----
                                                   U.S. Government            Other              U.S. Government            Other
Benchmark Core Bond Fund                            $ 10,840,389          $  7,477,345            $  5,695,951          $ 10,140,840
Core Plus Fixed Income Fund                           23,281,331            15,892,343              15,506,026            22,326,404
Fixed Income Fund                                     14,537,831            64,421,368                 672,766           152,001,862
Institutional High Income Fund                                 0            38,936,266*                      0            10,522,865
Intermediate Duration
   Fixed Income Fund                                   3,610,414            20,344,422**             1,049,692             4,921,841
Investment Grade Fixed Income Fund                     4,769,905            23,670,192               5,417,578            40,189,287


* Purchases of securities for the Loomis Sayles Institutional High Income Fund included $25,896,612 of subscriptions-in-kind received from the liquidation of the Loomis Sayles High Income Fund. ** Purchases of securities for the Loomis Sayles Intermediate Duration Fixed Income Fund included $8,547,441 of subscriptions-in-kind received from the liquidation of the Loomis Sayles Intermediate Maturity Bond Fund.

3. Management Fees and Other Transactions with Affiliates | During the year ended September 30, 2002, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the year ended September 30, 2002 provided for fees at the following annual percentage rate of each Fund's average daily net assets are indicated below. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:


                                                                            Maximum Expense Ratios
                                                          ---------------------------------------------------
                                             Management    Institutional      Retail       Admin         J
Loomis Sayles Funds                             Fees           Class          Class        Class       Class
                                                ----           -----          -----        -----       -----
Bond Fund                                       0.60%          0.75%          1.00%        1.25%         --
Global Bond Fund                                0.60%          0.90%          1.15%          --          --
Investment Grade Bond Fund                      0.40%          0.55%          0.80%        1.05%       1.30%
U.S. Government Securities Fund                 0.30%          0.50%            --           --          --



                                                                       Maximum Expense Ratios
                                                               --------------------------------------
                                                  Management    Institutional     Retail       Admin
Loomis Sayles Investment Trust                       Fees           Class         Class        Class
                                                     ----           -----         -----        -----
Benchmark Core Bond Fund                             0.30%          0.45%          0.70%       0.95%
Core Plus Fixed Income Fund                          0.35%          0.45%            --          --
Fixed Income Fund                                    0.50%          0.65%            --          --
Institutional High Income Fund                       0.60%          0.75%            --          --
Intermediate Duration Fixed Income Fund              0.30%          0.45%            --          --
Investment Grade Fixed Income Fund                   0.40%          0.55%            --          --


Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.

Retail and Admin Class shares of the Funds are subject to distribution fees payable to Loomis Sayles Distributors, L.P. (the "Distributor", a subsidiary of Loomis Sayles) at an annual rate of 0.25% of the respective Class' average daily net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1"). Admin Class shares may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. The J Class shares are subject to a shareholder service fee at an annual rate of 0.25% and a distribution fee payable to the Distributor at an annual rate of 0.50% of the respective Class' average net assets, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1. Retail, Admin and J Class shares have exclusive voting rights with respect to their distribution plans.

The LSIT Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of the various funds of the LSIT Trust and receives no fee under this agreement, except from the Benchmark Core Bond Fund which pays distribution fees related to its Retail and Admin Class Shares.

The Institutional and Retail Class shares of the Loomis Sayles Funds may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Funds would expect to pay to the Transfer Agent if such a transfer agent were to hold their customers' Fund shares directly. As of September 30, 2002, there were no sub-transfer agency fees paid under this arrangement.

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the year ended September 30, 2002, the following amounts were incurred by the Funds:

Loomis Sayles Funds                                              Amount
                                                                 ------
Bond Fund                                                      $ 579,167
Global Bond Fund                                                  21,057
Investment Grade Bond Fund                                        61,782
U.S. Government Securities Fund                                    6,114

Loomis Sayles Investment Trust                                   Amount
                                                                 ------
Benchmark Core Bond Fund                                       $   7,322
Core Plus Fixed Income Fund                                       14,941
Fixed Income Fund                                                167,539
Institutional High Income Fund                                    14,073
Intermediate Duration Fixed Income Fund                           10,522
Investment Grade Fixed Income Fund                                62,315

A. Trustees Fees and Expenses | The Trusts do not pay any compensation directly to their officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee of the LSF Trust is compensated by the LSF Trust on behalf of each Fund at the rate of $1,250 per Fund per year and is reimbursed for travel expenses in connection with attendance at meetings. Each independent trustee of the LSIT Trust is compensated by the LSIT Trust at the rate of $10,000 per year and is reimbursed for travel expenses in connection with attendance at meetings. Effective November 6, 2002 independent trustee compensation was increased to a $20,000 annual retainer fee and a $5,000 fee per in person meeting.

B. Shareholders | At September 30, 2002, the Distributor held 22,571 shares of the Loomis Sayles U.S. Government Securities Fund. In addition, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan"), the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:




                                                               Defined
Loomis Sayles Funds                     Pension Plan      Contribution Plans
                                        ------------      ------------------
Bond Fund                                  873,581            1,090,469
Global Bond Fund                           866,200              203,121
Investment Grade Bond Fund                       0              229,249
U.S. Government Securities Fund                  0              337,820

                                                                   103     NOTES

September 30, 2002

                                                                  Defined
Loomis Sayles Investment Trust               Pension Plan    Contribution Plans
                                             ------------    ------------------
Institutional High Income Fund                 627,852            807,647
Intermediate Duration Fixed Income Fund        610,252             86,113

As of September 30, 2002, an individual affiliated with the Loomis Sayles Institutional High Income Fund held approximately 7% of the Fund's total outstanding shares.

4. Credit Risk | Each of the following Funds may invest in securities rated below BBB/Baa by each recognized rating agency rating the security (and unrated securities determined by Loomis Sayles to be of comparable quality) (or "junk bonds"):

Loomis Sayles Funds
Bond Fund
Global Bond Fund
Investment Grade Bond

Loomis Sayles Investment Trust
Benchmark Core Bond Fund
Core Plus Fixed Income Fund
Fixed Income Fund
Institutional High Income Fund
Investment Grade Fixed Income Fund

The Institutional High Income Fund invests primarily in high yield securities. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

5. Line of Credit | The Loomis Sayles Funds and the Loomis Sayles Benchmark Core Bond Fund have entered into an agreement which enables each Fund to borrow up to $25 million from an unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trusts and apportioned among the participating Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2002, the Funds had no borrowings under the agreement.

6. Capital Share Transactions | The tables below summarize the transactions in Fund shares for the periods indicated:

Loomis Sayles Funds


                                                                                     Loomis Sayles Bond Fund

                                                              Year Ended September 30, 2002           Year Ended September 30, 2001
                                                              -----------------------------           -----------------------------
Institutional Class Shares                                     Shares             Amount               Shares             Amount
                                                               ------             ------               ------             ------
Issued from the sale of shares                               36,003,010       $ 379,880,591          33,702,623       $ 371,936,378
Issued in connection with the reinvestment
   of distributions                                           8,423,003          87,806,197          13,370,667         144,413,708
Redeemed                                                    (64,168,525)       (677,758,763)        (58,690,766)       (641,095,832)
                                                           -------------------------------------------------------------------------
Net change                                                  (19,742,512)      $(210,071,975)        (11,617,476)      $(124,745,746)
                                                           =========================================================================


Retail Class Shares                                            Shares             Amount               Shares             Amount
                                                               ------             ------               ------             ------
Issued from the sale of shares                                2,701,626       $  28,504,517           4,213,752       $  46,395,735
Issued in connection with the reinvestment
   of distributions                                             407,636           4,248,973             719,021           7,755,926
Redeemed                                                     (4,537,903)        (48,040,038)         (4,286,702)        (46,647,558)
                                                           -------------------------------------------------------------------------
Net change                                                   (1,428,641)      $ (15,286,548)            646,071       $   7,504,103
                                                           =========================================================================


Admin Class Shares                                             Shares             Amount               Shares             Amount
                                                               ------             ------               ------             ------
Issued from the sale of shares                                  333,710       $   3,508,871             431,864       $   4,754,647
Issued in connection with the reinvestment
   of distributions                                              23,479             244,664              34,299             369,334
Redeemed                                                       (268,442)         (2,830,267)           (260,992)         (2,859,502)
                                                           -------------------------------------------------------------------------
Net change                                                       88,747       $     923,268             205,171       $   2,264,479
                                                           =========================================================================



                                                                                    Loomis Sayles Global Bond Fund

                                                                   Year Ended September 30, 2002       Year Ended September 30, 2001
                                                                   -----------------------------       -----------------------------
Institutional Class Shares                                          Shares          Amount                Shares          Amount
                                                                    ------          ------                ------          ------
Issued from the sale of shares                                     734,838      $   8,953,879            276,053      $   3,021,510
Issued in connection with the reinvestment
   of distributions                                                      0                  0            204,181          2,102,273
Redeemed                                                          (602,272)        (7,242,351)          (468,164)        (5,022,141)
                                                                --------------------------------------------------------------------
Net change                                                         132,566      $   1,711,528             12,070      $     101,642
                                                                ====================================================================


Retail Class Shares                                                 Shares          Amount                Shares          Amount
                                                                    ------          ------                ------          ------
Issued from the sale of shares                                     479,849      $   5,795,494            223,057      $   2,391,831
Issued in connection with the reinvestment
   of distributions                                                      0                  0             65,577            675,094
Redeemed                                                          (459,459)        (5,443,172)          (424,970)        (4,570,893)
                                                                --------------------------------------------------------------------
Net change                                                          20,390      $     352,322           (136,336)     $  (1,503,968)
                                                                ====================================================================


                                                                                Loomis Sayles Investment Grade Bond Fund

                                                                   Year Ended September 30, 2002       Year Ended September 30, 2001
                                                                   -----------------------------       -----------------------------
Institutional Class Shares                                          Shares          Amount                Shares          Amount
                                                                    ------          ------                ------          ------
Issued from the sale of shares                                     329,810      $   3,350,200            414,052      $   4,297,003
Issued from the closing of Retail Class Shares                           0                  0            239,253          2,426,028
Issued in connection with the reinvestment
   of distributions                                                 35,162            357,845             34,180            345,047
Redeemed                                                          (442,686)        (4,512,810)          (133,362)        (1,351,017)
                                                                --------------------------------------------------------------------
Net change                                                         (77,714)     $    (804,765)           554,123      $   5,717,061
                                                                ====================================================================

Retail Class Shares                                                 Shares*         Amount*               Shares*         Amount*
                                                                    -------         -------               -------         -------
Issued from the sale of shares                                         997      $      10,150             14,085      $     138,096
Issued in connection with the reinvestment
   of distributions                                                     38                384              3,277             32,113
Redeemed                                                                 0                  0             (5,044)          (156,281)
Redeemed from the closing of Retail Class Shares                         0                  0           (239,253)        (2,426,028)
                                                                --------------------------------------------------------------------
Net change                                                           1,035      $      10,534           (226,935)     $  (2,412,100)
                                                                ====================================================================

Admin Class Shares                                                  Shares**        Amount**
                                                                    --------        --------

Issued from the sale of shares                                         997      $      10,150
Issued in connection with the reinvestment
   of distributions                                                     37                371
Redeemed                                                                 0                  0
                                                                -----------------------------
Net change                                                           1,034      $      10,521
                                                                =============================

J Class Shares                                                      Shares          Amount                Shares          Amount
                                                                    ------          ------                ------          ------
Issued from the sale of shares                                  13,456,100      $ 136,298,059         10,180,600      $ 102,569,403
Issued in connection with the reinvestment
   of distributions                                                      0                  0                  0                  0
Redeemed                                                        (1,882,500)       (19,136,530)        (4,156,200)       (42,242,108)
                                                                --------------------------------------------------------------------
Net change                                                      11,573,600      $ 117,161,529          6,024,400      $  60,327,295
                                                                ====================================================================


*The Investment Grade Bond Fund Retail Class was liquidated on December 18, 2000 and recommenced operations on January 31, 2002.
** The Investment Grade Bond Fund Admin Class commenced operations on
January 31, 2002.

                                                                   105     NOTES

September 30, 2002


                                                                    Loomis Sayles U.S. Government Securities Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001
                                                        -----------------------------         -----------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                            627,062       $  7,112,444            887,651       $  9,711,463
Issued in connection with the reinvestment
   of distributions                                        58,968            654,520             77,240            834,976
Redeemed                                                 (897,492)       (10,103,332)          (705,181)        (7,726,836)
                                                        ------------------------------------------------------------------
Net change                                               (211,462)      $ (2,336,368)           259,710       $  2,819,603
                                                        ==================================================================

Loomis Sayles Investment Trust

                                                                    Loomis Sayles Benchmark Core Bond Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001
                                                        -----------------------------         -----------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                            168,473       $  1,781,762            207,969       $  2,183,933
Issued in connection with the reinvestment
   of distributions                                       146,432          1,475,272            127,649          1,275,211
Redeemed                                                 (179,079)        (1,858,163)          (341,739)        (3,601,606)
                                                        ------------------------------------------------------------------
Net change                                                135,826       $  1,398,871             (6,121)      $   (142,462)
                                                        ==================================================================

Retail Class Shares                                       Shares*          Amount*
                                                          -------          -------
Issued from the sale of shares                              1,248       $     12,650
Issued in connection with the reinvestment
   of distributions                                             0                  0
Redeemed                                                        0                  0
                                                        ----------------------------
Net change                                                  1,248       $     12,650
                                                        ============================

Admin Class Shares                                        Shares*          Amount*
                                                          -------          -------
Issued from the sale of shares                              1,011       $     10,150
Issued in connection with the reinvestment
   of distributions                                             0                  0
Redeemed                                                        0                  0
                                                        ----------------------------
Net change                                                  1,011       $     10,150
                                                        ============================


*The Benchmark Core Bond Fund Retail Class and Admin Class commenced operations on May 1, 2002.


                                                                    Loomis Sayles Core Plus Fixed Income Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001*
                                                        -----------------------------         ------------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                            154,975       $  1,532,026          3,952,886       $ 39,512,068
Issued in connection with the reinvestment
   of distributions                                       318,158          3,084,132                  0                  0
Redeemed                                                 (846,318)        (8,099,270)          (116,403)        (1,168,948)
                                                       -------------------------------------------------------------------
Net change                                               (373,185)      $ (3,483,112)         3,836,483       $ 38,343,120
                                                       ===================================================================


*Commenced operations on June 18, 2001.


                                                                           Loomis Sayles Fixed Income Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001
                                                        -----------------------------         -----------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                          5,349,548       $ 59,328,835          4,351,120       $ 49,627,256
Issued in connection with the reinvestment
   of distributions                                     3,375,128         35,540,100          2,987,369         32,920,804
Redeemed                                              (12,140,889)      (132,961,330)        (5,724,587)       (64,755,268)
                                                      --------------------------------------------------------------------
Net change                                             (3,416,213)      $(38,092,395)         1,613,902       $ 17,792,792
                                                      ====================================================================



                                                                     Loomis Sayles Institutional High Income Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001
                                                        -----------------------------         -----------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                            231,844       $  1,302,379            571,148       $  4,204,995
Issued from subscription-in-kind*                       5,915,673         29,105,109                  0                  0
Issued in connection with the reinvestment
   of distributions                                     1,103,360          6,066,911            434,321          2,927,325
Redeemed                                                 (302,309)        (1,575,810)          (841,122)        (5,541,641)
                                                       -------------------------------------------------------------------
Net change                                              6,948,568       $ 34,898,589            164,347       $  1,590,679
                                                       ===================================================================

* Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles High Income Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on September 20, 2002, including $20,174,253 contributed by affiliated persons.


                                                           Loomis Sayles Intermediate Duration Fixed Income Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001
                                                        -----------------------------         -----------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                            815,269       $  7,874,760             30,364       $    300,000
Issued from subscription-in-kind*                         977,732          9,454,671                  0                  0
Issued in connection with the reinvestment
   of distributions                                       161,941          1,586,800            142,481          1,397,579
Redeemed                                                  (48,374)          (481,908)                 0                  0
                                                       -------------------------------------------------------------------
Net change                                              1,906,568       $ 18,434,323            172,845       $  1,697,579
                                                       ===================================================================

* Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles Intermediate Maturity Bond Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on September 20, 2002, including $8,016,163 contributed by affiliated persons.


                                                                  Loomis Sayles Investment Grade Fixed Income Fund

                                                        Year Ended September 30, 2002         Year Ended September 30, 2001
                                                        -----------------------------         -----------------------------
Institutional Class Shares                                Shares           Amount               Shares            Amount
                                                          ------           ------               ------            ------
Issued from the sale of shares                            478,569       $  5,398,229          1,353,713       $ 14,743,537
Issued in connection with the reinvestment
   of distributions                                       735,321          8,313,531            851,397          9,423,986
Redeemed                                               (2,727,260)       (30,976,599)        (2,871,288)       (31,723,467)
                                                       -------------------------------------------------------------------
Net change                                             (1,513,370)      $(17,264,839)          (666,178)      $ (7,555,944)
                                                       ===================================================================

7. Change in Accounting Principle | As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change had no impact on the net assets of the Funds. Prior to October 1, 2001, the Funds did not amortize premiums on debt securities. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. The cumulative effect of this accounting change on cost of investments and unrealized appreciation (depreciation) based on investments held on October 1, 2001 and the changes to net investment income, realized gain (loss) and unrealized appreciation (depreciation) for the year ended September 30, 2002 are as follows:


                                           Cumulative    Cumulative Effect                                       Effect on Change
                                        Effect of Change  on Unrealized                           Effect on         in Unrealized
                                           on Cost of      Appreciation      Effect On Net         Realized          Appreciation
                                           Investments    (Depreciation)   Investment Income    Gain (Loss) for   (Depreciation) for
                                            Prior to         Prior to       for Year Ended        Year Ended          Year Ended
                                        October 1, 2001  October 1, 2001  September 30, 2002  September 30, 2002  September 30, 2002
                                        ---------------  ---------------  ------------------  ------------------  ------------------
Loomis Sayles Funds
Bond Fund                                  $(389,933)       $ 389,933         $(180,029)          $ 110,639           $  69,390
Global Bond Fund                             (39,284)          39,284           (54,297)             18,537              35,760
Investment Grade Bond Fund                       691             (691)          (19,300)              3,253              16,047
U.S. Government Securities Fund              (16,885)          16,885           (60,585)             32,905              27,680

Loomis Sayles Investment Trust

Benchmark Core Bond Fund                     (52,306)          52,306           (33,031)             27,779               5,252
Core Plus Fixed Income Fund                  (19,171)          19,171           (82,754)             56,971              25,783
Fixed Income Fund                            (71,133)          71,133              (625)             88,043             (87,398)
Institutional High Income Fund                (7,222)           7,222            (1,563)             10,700              (9,137)
Intermediate Duration Fixed Income Fund      (22,840)          22,840           (25,854)             14,057              11,797
Investment Grade Fixed Income Fund           (20,945)          20,945            (9,324)              9,368                 (44)


                                                                   107     NOTES

September 30, 2002

Additionally, the Funds began reclassifying all paydown gains and losses to income. The effect of this accounting change had no impact on the net assets of the Funds. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. The changes to net investment income and realized gain (loss) for the year ended September 30, 2002 are as follows:


                                             Net Investment       Net Realized Gain
Loomis Sayles Funds                              Income         (Loss) on Investments
                                                 ------         ---------------------
Bond Fund                                          325                   (325)
Global Bond Fund                                  (501)                   501
U.S. Government Securities Fund                (17,714)                17,714

Loomis Sayles Investment Trust

Benchmark Core Bond Fund                       (25,065)                25,065
Core Plus Fixed Income Fund                    (65,641)                65,641
Fixed Income Fund                                2,680                 (2,680)
Institutional High Income Fund                   6,516                 (6,516)

8. Additional Tax Information | The tax character of distributions paid to shareholders during the year ended September 30, 2002 was as follows:


                                                    Bond            Global Bond      Investment Grade      U.S. Government
Loomis Sayles Funds                                 Fund               Fund             Bond Fund          Securities Fund
-------------------                                 ----               ----             ---------          ---------------
Distributions paid from:
Ordinary income                                 $103,520,268      $          0        $  7,599,144          $    738,717
Long-term capital gains                                    0                 0             112,661                     0
                                                --------------------------------------------------------------------------
Total taxable distributions                     $103,520,268      $          0        $  7,711,805          $    738,717
                                                --------------------------------------------------------------------------

As of September 30, 2002, the components of accumulated earnings on a tax basis were follows:


                                                    Bond            Global Bond      Investment Grade      U.S. Government
Loomis Sayles Funds                                 Fund               Fund             Bond Fund          Securities Fund
-------------------                                 ----               ----             ---------          ---------------
Undistributed ordinary income-net              $           0      $  1,493,275        $    998,322          $    100,482
Undistributed long-term capital gains                      0                 0                   0               248,738
                                                --------------------------------------------------------------------------
Total undistributed earnings                               0         1,493,275             998,322               349,220
Capital loss carryforward                        (90,868,223)       (1,099,702)                  0                     0
Deferred net capital and currency losses
   (post October)                               (104,202,822)                0            (434,774)                    0
Unrealized Appreciation (Depreciation)          (122,882,777)        2,064,801           2,306,559               599,094
                                                ------------------------------------------------------------------------
Total accumulated earnings (losses)            $(317,953,822)     $  2,458,374        $  2,870,107          $    948,314
                                                ------------------------------------------------------------------------
Capital loss carryforward years of expiration      2008-2010              2010                  --                    --

The tax character of distributions paid to shareholders during the year ended September 30, 2002 was as follows:


                                          Benchmark       Core Plus          Fixed      Institutional    Intermediate     Investment
                                             Core           Fixed           Income           High       Duration Fixed   Grade Fixed
Loomis Sayles Investment Trust            Bond Fund      Income Fund         Fund        Income Fund     Income Fund     Income Fund
------------------------------            ---------      -----------         ----        -----------     -----------     -----------
Distributions paid from:
Ordinary income                          $ 1,475,272     $ 3,295,623     $35,540,100     $ 7,295,149     $ 1,567,764     $ 8,537,490
Long-term capital gains                            0               0               0               0          19,036         819,659
                                         -------------------------------------------------------------------------------------------
Total taxable distributions              $ 1,475,272     $ 3,295,623     $35,540,100     $ 7,295,149     $ 1,586,800     $ 9,357,149
                                         -------------------------------------------------------------------------------------------


As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:


                                       Benchmark       Core Plus          Fixed      Institutional    Intermediate     Investment
                                          Core           Fixed           Income           High       Duration Fixed   Grade Fixed
Loomis Sayles Investment Trust         Bond Fund      Income Fund         Fund        Income Fund     Income Fund     Income Fund
------------------------------         ---------      -----------         ----        -----------     -----------     -----------
Undistributed ordinary
   income-net                         $   423,906    $    299,910    $ 21,875,818    $    268,304     $     75,231    $  1,468,473
Undistributed long-term
   capital gains                                0               0               0               0                0               0
                                      ----------------------------------------------------------------------------------------------
Total undistributed earnings              423,906         299,910      21,875,818         268,304           75,231       1,468,473
Capital loss carryforward              (1,013,031)              0      (9,526,147)     (9,098,828)               0               0
Deferred net capital losses
   (post October)                        (279,393)     (2,559,596)    (22,323,878)     (8,255,297)        (402,025)              0
Unrealized Appreciation
   (Depreciation)                         810,031          62,727     (35,424,199)     (8,274,119)        (150,905)     (2,457,440)
                                      ----------------------------------------------------------------------------------------------
Total accumulated earnings (losses)   $   (58,487)   $ (2,196,959)   $(45,398,406)   $(25,359,940)    $   (477,699)   $   (988,967)
                                      ----------------------------------------------------------------------------------------------
Capital loss carryforward
   years of expiration                  2008-2010              --       2008-2010       2008-2010               --              --


                                                                   NOTES     109

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Loomis Sayles Funds and Loomis Sayles Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Funds (consisting of the Loomis Sayles Bond Fund, Global Bond Fund, Investment Grade Bond Fund, and U.S. Government Securities Fund) and the Loomis Sayles Investment Trust (consisting of Loomis Sayles Benchmark Core Bond Fund (formerly Core Fixed Income Fund), Core Plus Fixed Income Fund, Fixed Income Fund, Institutional High Income Fund (formerly High Yield Fixed Income Fund), Intermediate Duration Fixed Income Fund and Investment Grade Fixed Income Fund) (collectively the "Funds") at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2002

2002 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)


Corporate Dividends Received Deduction | For the fiscal year ended September 30, 2002, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Loomis Sayles Funds                                    Qualifying Percentage
                                                       ---------------------
Bond Fund                                                      1.83%
Investment Grade Bond Fund                                     1.49%

Loomis Sayles Investment Trust                         Qualifying Percentage
                                                       ---------------------
Fixed Income Fund                                              3.06%
Institutional High Income Fund                                 3.72%
Investment Grade Fixed Income Fund                             2.57%

Capital Gain Distributions | Pursuant to Internal Revenue Section 852(b), the following funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2002:

Loomis Sayles Funds                                           Amount
-------------------                                           ------
Investment Grade Bond Fund                                  $ 112,661

Loomis Sayles Investment Trust

Investment Grade Fixed Income Fund                            819,659
Intermediate Duration Fixed Income Fund                        19,036

TRUSTEES (unaudited)

As of September 30, 2002

LOOMIS SAYLES FUNDS


                                                                                                      Portfolios
                                                                                                        in Fund        Other
                                 Position(s)   Years                                                    Complex    Directorships
                                  Held with     of                                                     Overseen       Held by
Name & Address         Age          Trust     Service   Principal Occupation(s) During Past 5 Years   by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
President and Interested Trustee

Daniel J. Fuss         68        President,      6*     Vice Chairman,                                    14            None
One Financial Center              Trustee               Director and Executive Vice President,
Boston, MA 02111                                        Loomis, Sayles & Company, L.P.

Disinterested Trustees

Joseph Alaimo          72         Trustee        3      Chairman,                                         14      Wintrust Financial
530 North Lexington Drive                               Wayne Hummer Trust Company                                    Corporation
Lake Forest, IL 60045

Paul G. Chenault       69         Trustee        2      Retired                                           14            None
5852 Pebble Beach Way
San Luis Obispo, CA 93401

Michael T. Murray      72         Trustee        11     Retired                                           14            None
404 N. Western Ave.
Lake Forest, IL 60045

* Prior to serving as "President and Interested Trustee" beginning in 1996, Mr. Fuss served as "Vice President" from April 1991-December 1995.

LOOMIS SAYLES INVESTMENT TRUST


                                                                                                      Portfolios
                                                                                                        in Fund        Other
                                 Position(s)   Years                                                    Complex    Directorships
                                  Held with     of                                                     Overseen       Held by
Name & Address         Age          Trust     Service   Principal Occupation(s) During Past 5 Years   by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees

Timothy Hunt           71         Trustee        7      Retired                                           9             None
26 Dennett Road
Marblehead, MA 01945

Charles Finlayson      63         Trustee        3*     Retired                                           9             None
66 Till Rock Lane
Norwell, MA 02061

*Prior to serving as "Disinterested Trustee" beginning in 1999, Mr. Finlayson served as "President and Interested Trustee" from December 1993-December 1995.

On October 15, 2002 a special meeting of the shareholders was held to elect Trustees for both Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts"). At this meeting Robert J. Blanding, Joseph Alaimo, Edward A. Benjamin and Paul G. Chenault were elected to serve as Trustees of the Trusts. The results of the shareholder meeting for each Trust are as follows:

LOOMIS SAYLES FUNDS
Name of Trustee Nominee                    Shares Voted For     Shares Abstained
--------------------------------------------------------------------------------
Joseph Alaimo                               118,446,574.469       2,131,162.121
Paul G. Chenault                            118,446,574.469       2,086,208.483
Robert J. Blanding                          118,403,448.993       2,129,333.959
Edward A. Benjamin                          118,349,748.367       2,183,034.585

LOOMIS SAYLES INVESTMENT TRUST
Name of Trustee Nominee                    Shares Voted For     Shares Abstained
--------------------------------------------------------------------------------
Joseph Alaimo                               38,348,880.152        4,232,470.583
Paul G. Chenault                            38,348,880.152        4,232,470.583
Robert J. Blanding                          38,348,880.152        4,232,470.583
Edward A. Benjamin                          28,348,880.152        4,232,470.583

As of September 30, 2002

As of October 15, 2002, the Board of Trustees for Loomis Sayles Funds ("LSF Trust") and Loomis Sayles Investment Trust ("LSIT Trust") consists of the following individuals:


                                                   Years         Years                                 Portfolios
                                 Position(s)        of            of                                     in Fund         Other
                                    Held         Service       Service              Principal            Complex      Directorships
                                    with           with          with             Occupation(s)          Overseen       Held by
Name & Address             Age     Trusts       LSF Trust     LSIT Trust       During Past 5 Years      by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
President and Interested Trustee
Robert J. Blanding         55     President,    Less than     Less than     President, Chairman and         23            None
555 California St.                 Trustee      one year      one year      Chief Executive Officer,
San Francisco, CA 94104                        (Served as    (Served as         Loomis Sayles &
                                                Executive     Executive          Company, L.P.
                                             Vice President Vice President
                                              for 6 Years    for 5 Years
                                                and Vice       and Vice
                                               President      President
                                              for 5 Years)   for 3 Years)

Disinterested Trustees
Joseph Alaimo              72      Trustee     3 Years      Less than one       Chairman, Wayne             23          Wintrust
530 North Lexington Drive                                       year             Hummer Trust                           Financial
Lake Forest, IL 60045                                                              Company                             Corporation

Edward A. Benjamin         64      Trustee  Less than one   Less than one      Retired; formerly,           23          Director,
71 Sierra Rosa Loop                             year            year           Partner, Ropes &                         Precision
Santa Fe, NM 87506                                                             Gray (law firm)                         Corporation,
                                                                                                                       Director Coal
                                                                                                                          Energy
                                                                                                                       Investments &
                                                                                                                        Management,
                                                                                                                       LLC; Trustee,
                                                                                                                        New England
                                                                                                                        Zenith Fund

Paul G. Chenault           69      Trustee    2 years       Less than one         Retired                   23           Director,
5852 Pebble Beach Way                                           year                                                   Mailco Office
San Luis Obispo, CA 93401                                                                                             Products, Inc.


            LOOMIS SAYLES FUNDS
            LOOMIS SAYLES INVESTMENT TRUST

            One Financial Center
[LOGO]      Boston, MA 02111
            www.loomissayles.com

            tel (800) 633-3330 (LOOMIS SAYLES FUNDS) tel (888) 226-9699 (LOOMIS SAYLES INVESTMENT TRUST)